UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22900

Blackstone Real Estate Income Fund

(Exact name of registrant as specified in charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)

Blackstone Real Estate Income Advisors L.L.C.

Leon Volchyok

345 Park Avenue

New York, NY 10154

(Name and address of agent for service)

With copies to:

Rajib Chanda, Esq.

Benjamin C. Wells, Esq.

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, D.C. 20001

Registrant’s telephone number, including area code: (212) 583-5000

Date of fiscal year end: December 31, 2020

Date of reporting period: December 31, 2020

Item 1.	Reports to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”):

(b)	Not applicable.

Blackstone

Blackstone Real Estate Income Fund

Annual Report For the Year Ended December 31, 2020

As permitted by regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with Blackstone Securities Partners L.P. (the “Distributor”) or the Fund may elect to receive shareholder reports and other communications from the Fund electronically by calling (888) 756-8443 to make such arrangements. For shareholders who hold accounts through an investment advisor, bank, or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with the Distributor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling (888) 756-8443 to make such arrangements. For shareholders who hold accounts through an investment advisor, bank, or broker-dealer, please contact your financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. If your shares are held through a financial intermediary, your election to receive reports in paper will apply to all funds held with that financial intermediary.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Blackstone Real Estate Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Blackstone Real Estate Income Fund (the “Fund”), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 1 to the financial statements, the Board of Trustees approved the liquidation, dissolution, and termination of the Fund. As of December 31, 2020, the Master Fund began to liquidate its investments. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

New York, New York

February 26, 2021

We have served as the auditor of one or more investment companies within the group of investment companies since 2010.

1

Blackstone Real Estate Income Fund

Statement of Assets and Liabilities

As of December 31, 2020

Assets:
Investment in Consolidated Master Fund, at fair value	$412,678,789
Receivable for Fund shares repurchased	267,481
Receivable for Fund shares sold	56,308,734
Receivable from Investment Manager	67,486
Other assets	4,488

Total assets	469,326,978

Liabilities:
Payable for Fund shares repurchased	267,481
Payable for Fund shares redeemed	56,308,734
Payable for distribution fees	222,732
Payable for service fees	99,841
Payable to Affiliate	34,710
Accrued expenses	150,304

Total liabilities	57,083,802

Net assets	$412,243,176

Components of Net Assets:
Paid-in capital	$518,575,770
Total accumulated earnings	(106,332,594)

Net assets	$412,243,176

Net Asset Value:
Net Assets	$412,243,176
Shares of beneficial interest outstanding, $0.001 par value, unlimited shares authorized	501,706

Net asset value per share	$821.68

See Notes to Financial Statements.

2

Blackstone Real Estate Income Fund

Statement of Operations

For the Year Ended December 31, 2020

Investment Income and Expenses Allocated from Consolidated Master Fund:
Interest	$32,193,968
Expenses	(13,754,855)
Expenses waived by Investment Manager	3,949,814

Net investment income allocated from Consolidated Master Fund	22,388,927

Fund Interest:	19,175
Fund Expenses:
Distribution fees	2,336,072
Service fees	1,168,036
Registration fees	21,970
Printing and postage fees	146,758
Professional fees	53,144
Miscellaneous	58,056

Total Fund expenses	3,784,036

Less expenses reimbursed by Investment Manager	(607,222)

Net Fund Expenses	3,176,814

Net investment income	19,231,288

Net Realized and Unrealized Gain (Loss) Allocated from Consolidated Master Fund:
Net realized gain (loss) from:
Investments in securities	(33,319,356)
Securities sold short	(571,886)
Forward foreign currency exchange contracts	(1,567,293)
Foreign currency transactions	(1,113,463)
Options written	41,770
Swap contracts	(33,498,017)

Net realized loss	(70,028,245)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(55,786,805)
Securities sold short	231,813
Forward foreign currency exchange contracts	308,423
Foreign currency translations	1,487,069
Options written	(35,347)
Swap contracts	(3,055,725)

Net change in unrealized depreciation	(56,850,572)

Net realized and unrealized loss	(126,878,817)

Net decrease in net assets resulting from operations	$(107,647,529)

See Notes to Financial Statements.

3

Blackstone Real Estate Income Fund

Statement of Changes in Net Assets

	Year Ended 12/31/2020	Year Ended 12/31/2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$19,231,288	$6,761,169
Net realized gain (loss)	(70,028,245)	27,991,468
Net change in unrealized appreciation (depreciation)	(56,850,572)	24,455,582

Net increase (decrease) in net assets resulting from operations	(107,647,529)	59,208,219

Distributions:
Distributions from earnings	(9,602,476)	(33,398,005)
Return of capital	(5,582,881)	—

Total distributions to shareholders	(15,185,357)	(33,398,005)

Capital Transactions:
Shareholder subscriptions	13,368,500	28,088,492
Shareholder reinvestments	—	22,124,314
Shareholder repurchases	(5,891,650)	(51,672,066)
Shareholder redemptions	(56,308,734)	—

Net decrease in net assets resulting from capital transactions	(48,831,884)	(1,459,260)

Early withdrawal fees	—	4,976

Net increase (decrease) in net assets	(171,664,770)	24,355,930

Net Assets:
Beginning of period	583,907,946	559,552,016

End of period	$412,243,176	$583,907,946

Change in Shares Outstanding:
Beginning of period	564,450	565,882
Shares issued for shareholder subscriptions	13,350	26,913
Reinvestment in Shares	—	21,324
Shares repurchased	(7,565)	(49,669)
Shares redeemed	(68,529)	—

End of period	501,706	564,450

See Notes to Financial Statements.

4

Blackstone Real Estate Income Fund

Financial Highlights

(For Shares Outstanding Throughout the Period)

	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
Net Asset Value, Beginning of Period	$1,034.47	$988.81	$999.96	$959.96	$1,011.56
Income From Investment Operations:
Net investment income(a)	33.70	11.95	31.42	42.34	36.10
Net realized and unrealized gain (loss)	(219.86)	92.50	(0.85)	37.43	(25.87)

Net income from investment operations	(186.16)	104.45	30.57	79.77	10.23

Less Distributions to Shareholders:
Distribution of net investment income to shareholders	(13.93)	(49.55)	(40.77)	(39.78)	(61.85)
Distributions of net realized capital gains to shareholders	(2.91)	(9.25)	(0.95)	—	—
Tax return of capital	(9.79)	—	—	—	—

Total distributions	(26.63)	(58.80)	(41.72)	(39.78)	(61.85)

Early Withdrawal Fees	—	0.01	—	0.01	0.02

Net Asset Value, End of Period	$821.68	$1,034.47	$988.81	$999.96	$959.96

Total Return on Net Asset Value	(17.75)%	10.67%	3.02%	8.39%	1.13%

Ratios to Average Net Assets:
Expenses for the Feeder Fund I before reimbursement and waiver from Investment Manager and allocated Incentive Fees(b)	3.68%	5.20%	5.06%	4.67%	4.82%
Allocated Incentive Fees of the Feeder Fund I(b)	—%	1.91%	0.68%	1.57%	0.43%

Total expenses for the Feeder Fund I before reimbursement and waiver from Investment Manager(b)	3.68%	7.11%	5.74%	6.24%	5.25%

Reimbursement and waiver from Investment Manager(c)	(0.96)%	(1.24)%	(1.16)%	(1.06)%	(1.07)%

Total expenses for the Feeder Fund I after reimbursement and waiver from Investment Manager(b)	2.72%	5.87%	4.58%	5.18%	4.18%

Net investment income excluding Incentive Fees of the Feeder Fund I	4.04%	3.06%	3.76%	5.82%	4.15%

Net investment income of the Feeder Fund I	4.04%	1.15%	3.08%	4.25%	3.72%

Supplementary Data:
Net assets, end of period (in thousands)	$412,243	$583,908	$559,552	$592,691	$599,139

Portfolio turnover(d)	6%	39%	81%	85%	26%

(a)	Calculated using average shares outstanding during the period.
(b)	Includes the Feeder Fund I’s share of the Consolidated Master Fund’s allocated expenses.
(c)	The reimbursement and waiver includes expenses incurred by the Feeder Fund I and the Consolidated Master Fund. See Note 4.
(d)	The Feeder Fund I is invested solely in the Consolidated Master Fund, therefore this ratio reflects the portfolio turnover for the Consolidated Master Fund.

See Notes to Financial Statements.

5

Blackstone Real Estate Income Fund

Notes to Financial Statements

For the Year Ended December 31, 2020

1. Organization

Blackstone Real Estate Income Fund (the “Feeder Fund I”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is a continuously offered non-diversified, closed-end management investment company. The Feeder Fund I commenced investment operations on April 1, 2014. The Feeder Fund I’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments. The Feeder Fund I pursues its investment objective by investing substantially all of its assets in Blackstone Real Estate Income Master Fund (the “Master Fund”), a Delaware statutory trust registered under the 1940 Act as a closed-end management investment company with the same investment objective and substantially the same investment policies as the Feeder Fund I. The Master Fund consolidates a wholly-owned subsidiary, Blackstone Real Estate Income Master Fund (Cayman) Ltd. (the “Subsidiary” and together with the Master Fund, the “Consolidated Master Fund”).

The investment manager of the Consolidated Master Fund and the Feeder Fund I is Blackstone Real Estate Income Advisors L.L.C. (the “Investment Manager”), an investment advisor registered under the Investment Advisers Act of 1940, as amended. The Board of Trustees (the “Board” and each member thereof, a “Trustee”) of the Consolidated Master Fund and the Feeder Fund I supervises the conduct of the Consolidated Master Fund’s and the Feeder Fund I’s affairs and, pursuant to their investment management agreements, has engaged the Investment Manager to manage the Consolidated Master Fund’s and the Feeder Fund I’s day-to-day investment activities and operations.

The Consolidated Master Fund’s Consolidated Financial Statements, which are attached hereto, are an integral part of these Financial Statements and should be read in conjunction with the Feeder Fund I’s Financial Statements. At December 31, 2020, the Feeder Fund I held an approximately 76% ownership interest in the Consolidated Master Fund.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the Prospectus of the Feeder Fund I.

Plan of Liquidation

After careful consideration and on the recommendation of the Investment Manager, the Board approved the liquidation, dissolution and termination (the “Dissolution”) of the Feeder Fund I, Feeder Fund II and the Consolidated Master Fund.

Effective July 13, 2020, the Feeder Fund I suspended offers and sales of Shares, terminated its distribution reinvestment plan and does not expect to continue to offer to repurchase a portion of the Shares from shareholders.

The Investment Manager has waived its management and incentive fees from November 1, 2020 through the remaining life of the Funds. Effective the same date, the Board and the Investment Manager terminated the Expense Limitation and Reimbursement Agreement with the Feeder Fund I.

In connection with the Dissolution, the Feeder Fund I will make periodic distributions to its shareholders consisting of liquidation proceeds in exchange for the redemption of a corresponding number of shares. The initial liquidating distribution and corresponding redemption of $56,308,734 in aggregate net asset value of the Feeder Fund I Shares occurred as of December 31, 2020 for shareholders of record and at the net asset value per share as of such date, with the payment and settlement occurring on or about January 22, 2021.

6

Blackstone Real Estate Income Fund

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2020

2. Summary of Significant Accounting Policies

Basis of Presentation

The Feeder Fund I is an investment company in accordance with Accounting Standards Codifications 946, Financial Services-Investment Companies which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies.

The Feeder Fund I’s Financial Statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars, unless otherwise noted.

The preparation of Financial Statements in conformity with U.S. GAAP requires the Investment Manager to make estimates and assumptions that affect the amounts in the Financial Statements and accompanying notes. The Investment Manager believes that the estimates utilized in preparing the Financial Statements are reasonable and prudent; however, actual results may differ from these estimates.

Investment in Consolidated Master Fund and Fair Value Measurement

The Feeder Fund I’s investment in the Consolidated Master Fund is recorded at fair value and is based upon the Feeder Fund I’s percentage ownership of the net assets of the Consolidated Master Fund. The performance of the Feeder Fund I is directly affected by the performance of the Consolidated Master Fund. See Note 2 to the Consolidated Master Fund’s Consolidated Financial Statements for the determination of fair value of the Consolidated Master Fund’s investments.

Investment Transactions and Related Investment Income and Expense

Investment transactions are accounted for on a trade date basis. The Feeder Fund I’s net investment income or loss consists of the Feeder Fund I’s pro rata share of the net investment income or loss of the Consolidated Master Fund, less all expenses of the Feeder Fund I. Realized and unrealized gains and losses from sale of investments consist of the Feeder Fund I’s pro rata share of the Consolidated Master Fund’s realized and unrealized gains and losses.

Cash

As of December 31, 2020, the Feeder Fund I does not hold any cash.

Contingencies

Under the Feeder Fund I’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), the Feeder Fund I’s officers and each Trustee are indemnified against certain liabilities that may arise out of the performance of their duties to the Feeder Fund I. Additionally, in the normal course of business, the Feeder Fund I may enter into contracts that contain a variety of representations and indemnification obligations and expects the risk of loss to be remote.

Income Taxes

The Feeder Fund I’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its investment company net taxable investment income and net capital gain realized on investments to its shareholders. Therefore, no federal income tax provision is required. The Feeder Fund I plans to file U.S. Federal and various state and local tax returns.

7

Blackstone Real Estate Income Fund

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2020

For the open tax years and all major jurisdictions, management of the Feeder Fund I has concluded that there are no uncertain tax positions that would require recognition in the consolidated financial statements. No income tax returns are currently under examination. The statute of limitations on the Feeder Fund I’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2017 through December 31, 2020.

Dividends and Distributions to Shareholders

Dividends from net investment income are expected to be declared and paid quarterly. Distributions from capital gains are expected to be declared and paid at least annually. Dividends and capital gain distributions paid by the Feeder Fund I will be reinvested in additional common shares of beneficial interest, par value $0.001 per share, of the Feeder Fund I (“Shares”), unless a shareholder elects not to reinvest in Shares or is otherwise ineligible. Shares purchased by reinvestment are issued at their net asset value on the next valuation date following the ex-dividend date.

The Feeder Fund I’s distribution reinvestment plan has been suspended effective July 13, 2020. As a result of the suspension of the distribution reinvestment plan, no dividends or distributions will be reinvested in additional Shares after July 13, 2020 and instead shareholders will receive any dividend or distributions in cash.

In connection with the Dissolution, the Feeder Fund I will make periodic distributions to its shareholders consisting of liquidation proceeds in exchange for the redemption of a corresponding number of shares. The initial liquidating distribution and corresponding redemption of $56,308,734 in aggregate net asset value of the Feeder Fund I’s Shares occurred as of December 31, 2020 for shareholders of record and at the net asset value per share as of such date, with the payment and settlement occurring on or about January 22, 2021.

COVID-19 and Global Economic and Market Conditions

The ongoing novel coronavirus (“COVID-19”) pandemic and restrictions on certain non-essential businesses have caused disruption in the U.S. and global economies. Although an economic recovery is partially underway, it continues to be gradual, uneven, and characterized by meaningful dispersion across sectors and regions. The estimates and assumptions underlying these consolidated financial statements are based on the information available as of December 31, 2020, including judgments about the financial market and economic conditions which may change over time.

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued guidance providing optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR (London Interbank Offered Rate) or other interbank-offered based reference rates as of the end of December 2021. Management continues to evaluate the impact of the guidance and may apply other elections, as applicable, as the expected market transition to alternative reference rates evolves. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022.

3. Fund Terms

Issuance of Shares

The Feeder Fund I offered its Shares on a best efforts basis pursuant to a continuous offering registered with the Securities and Exchange Commission. The Feeder Fund I issued Shares to eligible investors as of the first business day of the month or at such other times as determined by the Board upon receipt and acceptance of an initial or additional application for Shares. The Feeder Fund I reserves the right to reject any applications

8

Blackstone Real Estate Income Fund

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2020

for subscriptions of Shares. Shares were subject to a maximum sales load of up to 3.00%. No public market exists for the Shares, and none is expected to develop. The Shares are subject to restrictions on transferability and resale and may not have been transferred or resold except as permitted under the Feeder Fund I’s Declaration of Trust.

Repurchase of Shares

Prior to approval of the Dissolution, the Feeder Fund I, from time to time, offered to repurchase a portion of its outstanding Shares pursuant to written tenders by shareholders. Repurchases were made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. Shareholders who tendered Shares within the 12-month period following acquisition were subject to an early withdrawal fee of 2.00% of the aggregate net asset value of the Shares repurchased by the Feeder Fund I. There were no early withdrawal fees for the Feeder Fund I for the year ended December 31, 2020. In determining whether the Feeder Fund I should repurchase Shares from shareholders pursuant to written tenders, the Feeder Fund I’s Board considered the Investment Manager’s recommendations. The Investment Manager generally recomended to the Feeder Fund I’s Board that the Feeder Fund I offer to repurchase Shares from shareholders on a quarterly basis. Since the Feeder Fund I’s assets consisted primarily of its investment in the Consolidated Master Fund, the ability of the Feeder Fund I to have had its Shares in the Consolidated Master Fund repurchased was subject to the Consolidated Master Fund’s repurchase policy.

The timing, terms and conditions of any particular repurchase offer may vary at the sole discretion of the Board. Repurchase offers generally commenced approximately 95 days prior to the last day of March, June, September and December each year and remained open for approximately 30 calendar days.

The following table presents the repurchase offers that occurred during the year ended December 31, 2020:

Repurchase Offer	Repurchase Offer #1
Commencement Date	December 26, 2019
Repurchase Request Deadline	January 24, 2020
Repurchase Pricing Date	March 31, 2020
Amount Repurchased	$5,891,650
Shares Repurchased	7,565

After approval of the Dissolution, the Feeder Fund I suspended offers and sales of Shares and does not expect to continue to offer to repurchase a portion of the Shares from shareholders but will make periodic distributions to its shareholders consisting of liquidation proceeds in exchange for the redemption of a corresponding number of shares. See “Dividends and Distributions to Shareholders.”

4. Investment Manager Fees and Other Related Party Transactions

Management Fee

Prior to approval of the Dissolution, the Consolidated Master Fund paid the Investment Manager an aggregate fixed management fee (the “Management Fee”), payable quarterly in arrears on the last business day of each quarter. The Management Fee accrued monthly at an annual rate of 1.50% of the Consolidated Master Fund’s Managed Assets at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Consolidated Master Fund shares or any distributions by the Consolidated Master Fund. The Management Fee reduced the net asset value of the Consolidated Master Fund (and indirectly, of the Feeder Fund I ) as of the end of the accounting period in which it was payable and after the calculation of the Management Fee. The Management Fee for any period less than a full quarter was prorated. Effective October 1, 2014 through October 31, 2020, the Investment Manager agreed to temporarily reduce its Management Fee to an annualized rate of 0.75% of the

9

Blackstone Real Estate Income Fund

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2020

Consolidated Master Fund’s Managed Assets (“the Management Fee Waiver”). The Feeder Fund I indirectly bore a pro-rata share of the Consolidated Master Fund’s Management Fee, which was $3,949,814, net of the Management Fee Waiver, for the year ended December 31, 2020.

After approval of the Dissolution of the Feeder Fund I, the Investment Manager has waived the Management Fee and Management Fee Waiver from November 1, 2020 through the remaining life of the Feeder Fund I.

Incentive Fee

Prior to approval of the Dissolution, the Consolidated Master Fund accrued a performance-based incentive fee (the “Incentive Fee”) on a monthly basis throughout the fiscal year of the Consolidated Master Fund. The Incentive Fee was paid to the Investment Manager promptly after the end of each fiscal year of the Consolidated Master Fund. The Incentive Fee was determined as of the end of the fiscal year in an amount equal to 15% of the amount by which the Consolidated Master Fund’s Net Capital Appreciation (as defined below) for each Fiscal Period ending within or coterminous with the close of such fiscal year exceeded the balance of the loss carryforward account and any allocated Management Fee expense for such Fiscal Period, without duplication for any Incentive Fees paid during such fiscal year. The Consolidated Master Fund also paid the Investment Manager the Incentive Fee in the event a Fiscal Period was triggered in connection with a repurchase offer by the Consolidated Master Fund. For purposes of calculating the Incentive Fee, “Net Capital Appreciation” means, with respect to any Fiscal Period, the difference, if any, between (x) the sum of (i) the value of the Consolidated Master Fund’s net asset value at the end of that Fiscal Period (prior to the Incentive Fee for such Fiscal Period) increased by the dollar amount of the Consolidated Master Fund’s interests repurchased during the Fiscal Period (excluding repurchases as of the last day of the Fiscal Period after determination of the Incentive Fee), (ii) the amount of any dividends, distributions or withdrawals paid to shareholders during the Fiscal Period and not reinvested in the Consolidated Master Fund (excluding any dividends, distributions or withdrawals to be paid as of the last day of the Fiscal Period), and (iii) the Management Fee expense for that Fiscal Period, and (y) the sum of (i) the value of the Consolidated Master Fund’s net asset value at the beginning of that Fiscal Period (prior to the Management Fee for such Fiscal Period), increased by the dollar amount of the Consolidated Master Fund’s interests issued during the Fiscal Period (excluding any Shares issued in connection with the reinvestment of dividends and other distributions paid by the Consolidated Master Fund) and (ii) the amount of any subscriptions to the Consolidated Master Fund during that Fiscal Period. All calculations of Net Capital Appreciation were made (without duplication) after deduction of all general, administrative and other operating expenses of the Consolidated Master Fund (excluding the Incentive Fee) and any amounts necessary, in the Investment Manager’s sole discretion, as appropriate reserves for such expenses. The Investment Manager will not charge the Feeder Fund I an Incentive Fee as long as substantially all of the assets of the Feeder Fund I were invested in the Consolidated Master Fund. The Feeder Fund I indirectly bore a pro-rata share of the Consolidated Master Fund’s Incentive Fee. There were no Incentive Fees charged for the year ended December 31, 2020.

After approval of the Dissolution of the Feeder Fund I, the Investment Manager has waived the Incentive Fees from November 1, 2020 through the remaining life of the Feeder Fund I.

Expense Limitation and Reimbursement

The Investment Manager has voluntarily entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation and Reimbursement Agreement”) with the Feeder Fund I to limit the amount of the Feeder Fund I’s Specified Expenses (as defined below) to no more than 0.35% per annum of the Feeder Fund I’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). Specified Expenses includes all expenses incurred in the business of the Feeder Fund I and the Feeder Fund I’s pro rata share of the expenses incurred in the business of the Consolidated Master Fund, including organizational costs, with the exception of: (i) the Management Fee, (ii) the Incentive Fee, (iii) the Distribution and Service Fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses,

10

Blackstone Real Estate Income Fund

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2020

commitment fees, or other expenses related to any leverage incurred by the Feeder Fund I or the Consolidated Master Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Investment Manager). To the extent that Specified Expenses for the Feeder Fund I (including the Feeder Fund I’s pro rata share of the Consolidated Master Fund’s Specified Expenses) for any month exceed the Expense Cap, the Investment Manager will waive its fees and/or reimburse the Feeder Fund I for expenses to the extent necessary to eliminate such excess. The Expense Limitation and Reimbursement Agreement cannot be terminated prior to December 31, 2020 without the Board’s consent. The Feeder Fund I has agreed to repay the amounts borne by the Investment Manager under the Expense Limitation and Reimbursement Agreement within the three year period after the Investment Manager bears the expense, when and if requested by the Investment Manager, but only if and to the extent that the Specified Expenses of the Feeder Fund I (including the Feeder Fund I’s pro rata share of the Consolidated Master Fund’s Specified Expenses) are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. The Investment Manager may recapture a Specified Expense in any year within the three-year period after the Investment Manager bears the expense. The Investment Manager is permitted to receive such repayment from the Feeder Fund I provided that the reimbursement amount does not raise the level of Specified Expenses of the Feeder Fund I (including the Feeder Fund I’s pro rata share of the Consolidated Master Fund’s Specified Expenses) in the month the repayment is being made to a level that exceeds the Expense Cap or any other expense limitation agreement then in effect with respect to the Specified Expenses.

After approval of the Dissolution of the Feeder Fund I, the Board and the Investment Manager terminated the Expense Limitation and Reimbursement Agreement with Feeder Funds effective November 1, 2020 through the remaining life of the Feeder Fund I.

Distribution Agreement and Service Plan

Blackstone Advisory Partners L.P., an affiliate of the Investment Manager, acts as the distributor of the Shares (the “Distributor”). Pursuant to a distribution agreement between the Feeder Fund I and the Distributor, the Feeder Fund I pays the Distributor a fee (the “Distribution and Service Fee”) equal to 0.75% (annualized) of the average net assets of the Feeder Fund I, in accordance with the Feeder Fund I’s Distribution and Service Plan. The Distribution and Service Fee consists of 0.50% for the sale and marketing of the Shares and 0.25% for personal services provided to shareholders and/or the maintenance of shareholder accounts and to reimburse the Distributor for related expenses incurred. The Distributor may pay all or a portion of the Distribution and Service Fee to the selling agents that sell Shares. For the year ended December 31, 2020 the Feeder Fund I’s Distribution and Service Fees were $2,336,072 and $1,168,036, respectively.

The Distribution and Service Fees were waived effective January 2021.

5. Federal Tax Information

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

11

Blackstone Real Estate Income Fund

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2020

U.S. GAAP and tax accounting differences primarily relate to distribution re-designations, return of capital distributions, current year and prior year partnership basis adjustments. The tax character of distributions declared to shareholders during the year-ended December 31, 2020 were as follows:

Ordinary Income (including any net short-term capital gain)	Net Long Term Capital Gain	Return of Capital	Total Distributions
$7,944,581	$1,657,895	$5,582,881	$15,185,357

The tax character of distributions declared to shareholders during the year-ended December 31, 2019 were as follows:

Ordinary Income (including any net short-term capital gain)	Net Long Term Capital Gain	Return of Capital	Total Distributions
$28,724,458	$4,673,547	$—	$33,398,005

The tax basis components of distributable earnings of the Feeder Fund I at its tax year-ended December 31, 2020 were:

Capital Loss Carryforward(1)	Post October and Last Year Loss Deferral(2)	Net Unrealized Appreciation (Depreciation)(2)
$(61,287,799)	$(1,307,911)	$(43,736,884)

(1)

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”), net capital losses recognized by the Feeder Fund I may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Any such losses, will be deemed to arise on the first day of the next taxable year. For the tax year ended December 31, 2020, short term and long term capital losses of $9,346,583 and $51,914,216, respectively, will be carried forward by the Feeder Fund I.

(2)

In determining its taxable income, the Feeder Fund I has elected to defer late year ordinary losses. As such, certain losses realized after October 31, 2020 will be treated as occurring on the first day of the next taxable year.

The Feeder Fund I is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Feeder Fund I files tax returns and/or adopts certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Feeder Fund I’s understanding of the prevailing tax rules of the non-U.S. markets in which it invests. Recently enacted tax rules, including interpretations of tax laws (e.g., regulations pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Feeder Fund I and its investors are taxed prospectively and/ or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Feeder Fund I is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Feeder Fund I’s U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/ or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

12

Blackstone Real Estate Income Fund

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2020

6. Administration Agreements

The Consolidated Master Fund and the Feeder Fund I have entered into administration, custody and transfer agency agreements with State Street Bank and Trust Company (“State Street”). State Street and/ or its affiliates are responsible for providing administration, custody and transfer agency services for the Consolidated Master Fund and the Feeder Fund I, including, but not limited to: (i) maintaining corporate and financial books and records of the Consolidated Master Fund and the Feeder Fund I, (ii) providing administration services and (iii) performing other accounting and clerical services necessary in connection with the administration of the Consolidated Master Fund and the Feeder Fund I. The services performed by State Street may be completed by one or more of its affiliated companies.

7. Financial Instruments and Off-Balance Sheet Risk

Market Risk: In the normal course of business, the Consolidated Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Consolidated Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Consolidated Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Derivative Risk: The Consolidated Master Fund enters into derivatives transactions which may include, without limitation, options contracts, futures contracts, options on futures contracts, forward contracts, interest rate swaps, total return swaps, credit default swaps and other swap agreements for investment, hedging or leverage purposes. The Consolidated Master Fund’s use of derivative instruments may be speculative and involves investment risks and transaction costs to which the Consolidated Master Fund would not be subject absent the use of these instruments, and the use of derivatives generally involves leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Consolidated Master Fund’s initial investment in the derivatives. The potential loss could exceed the value of the financial assets and liabilities recorded in the Consolidated Master Fund’s Consolidated Financial Statements.

Credit and Counterparty Risk: The Consolidated Master Fund may be exposed to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of OTC instruments) purchased by the Consolidated Master Fund. The Consolidated Master Fund seeks to manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations. The Investment Manager attempts to mitigate counterparty risk by (i) periodically assessing the credit worthiness of its trading partners, (ii) assessing the amount of its exposure to each counterparty as a part of its ongoing risk monitoring process and (iii) requiring collateral from the counterparty for certain transactions.

Currently, certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Consolidated Master Fund. Counterparty risk with respect to certain exchange-traded and over-the counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. Cash collateral that has been pledged to cover obligations of the Consolidated Master Fund under derivative

13

Blackstone Real Estate Income Fund

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2020

financial instrument contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Liquidity Risk: Some securities held by the Consolidated Master Fund may be difficult to sell, or illiquid, during times of market turmoil or otherwise. Illiquid securities may also be difficult to value. If the Consolidated Master Fund is forced to sell an illiquid asset to meet liquidation payments or other cash needs, the Consolidated Master Fund may be forced to sell at a loss or at a price lower than it could have otherwise received.

Non-Diversification Risk: The Consolidated Master Fund is classified as a “non-diversified” investment company which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Consolidated Master Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described within the respective security type notes. Please also refer to the notes of the Consolidated Master Fund for further discussion on risks.

8. Subsequent Events

The Investment Manager has evaluated the impact of subsequent events through the date of financial statement issuance, and determined there were no subsequent events outside the normal course of business requiring adjustment to or disclosure in the consolidated financial statements.

14

Results of Special Meeting of Shareholders (Unaudited)

The Special Meeting of Shareholders was held on October 15, 2020 via live audio webcast. The description of the proposals and number of shares voted at the meeting are as follows:

1. Amending the Fund’s Amended and Restated Agreement and Declaration of Trust by revising the Shareholder vote required to approve the Fund’s dissolution from at least two-thirds of the outstanding shares to a “majority” under the Investment Company Act of 1940, as amended, (i.e., the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting or represented by proxy, if more than 50% of the outstanding shares of the Fund are present or represented by proxy), provided that no more than 33% of the outstanding shares of the Fund vote against the dissolution (the “Charter Amendment”) and provide instructions for the Fund to approve the Charter Amendment with respect to the Master Fund; and

Votes For	Votes Against	Abstained
280,418	11,467	10,278

2. To approve the dissolution of the Fund and provide instructions for the Fund to approve the dissolution of the Master Fund.

Votes For	Votes Against	Abstained
281,255	11,299	9,609

There were no broker non-votes for these proposals.

15

Blackstone Real Estate Income Fund

Supplemental Information

December 31, 2020 (Unaudited)

Form N-PORT Filings

The Feeder Fund I files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year within 60 days after the end of the relevant fiscal quarter with the Securities and Exchange Commission (the “SEC”) as an exhibit on Form N-PORT. The Feeder Fund I’s portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is available on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Voting Policies

The Feeder Fund I and the Consolidated Master Fund have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. A description of the policies and procedures used to vote proxies related to the Feeder Fund I’s and the Consolidated Master Funds’ portfolio securities, and information regarding how the Feeder Fund I and Consolidated Master Fund voted proxies relating to their portfolio securities during the most recent 6-month period ended June 30 is available (1) without charge, upon request, by calling toll free, 1-800-248-1621 and (2) on the SEC’s website at http://www.sec.gov.

Additional Information

The Feeder Fund I’s registration statement includes additional information about the Trustees of the Consolidated Master Fund. The registration statement is available, without charge, upon request by calling 1-855-890-7725.

16

Summary of Updated Information

Regarding the Funds

December 31, 2020 (Unaudited)

The following information in this annual report is a summary of certain information about the Feeder Fund I and the Feeder Fund II (for purposes of this section, as applicable, the “Fund”) and changes since the Fund’s prospectus dated May 1, 2020, as supplemented (the “prior disclosure date”). The information provided may be new or updated since the prior disclosure date. This information may not reflect all of the changes that have occurred since you purchased Shares of the Fund.

INVESTMENT OBJECTIVE (Feeder Fund I and Feeder Fund II)

The Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments. There can be no assurance the Fund will achieve its investment objective.

The Fund is in the process of liquidating its portfolio and the Fund may invest all or part of the proceeds from the liquidation of portfolio securities in cash equivalent instruments or hold the proceeds in cash. During this time, the Fund may not achieve its investment objective.

INVESTMENT OBJECTIVE (Master Fund)

The Master Fund’s investment objective is to seek long-term total returns, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt instruments.

The Master Fund is in the process of liquidating its portfolio and the Master Fund may invest all or part of the proceeds from the liquidation of portfolio securities in cash equivalent instruments or hold the proceeds in cash. During this time, the Master Fund may not achieve its investment objective.

INVESTMENT STRATEGIES (Feeder Fund I and Feeder Fund II)

The Fund is in the process of liquidating its portfolio and the Fund may invest all or part of the proceeds from the liquidation of portfolio securities in cash equivalent instruments or hold the proceeds in cash. During this time, the Fund may not achieve its investment strategies.

The Fund pursues its investment objective by investing substantially all of its assets in the Master Fund, which then invests in a broad range of real estate-related debt investments. Under normal circumstances, at least 80% of the Master Fund’s Managed Assets (as defined below) are invested in liquid investments in public and private real estate debt, including, but not limited to, commercial mortgage-backed securities (“CMBS”), mortgages, loans, mezzanine and other forms of debt (including residential mortgage-backed securities (“RMBS”) and other residential credit and debt of real estate-related companies) and equity interests in collateralized debt obligation vehicles (“CDOs”), collateralized loan obligation vehicles (“CLOs”), REITs, listed vehicles and other entities that invest in real estate debt as one of their core businesses. “Managed Assets” means net assets, plus the amount of leverage for investment purposes. The Master Fund considers a company to be “real estate-related” if its primary business is the ownership, management or development of real estate.

As part of its investment strategy, the Master Fund invests in CMBS. CMBS may include multi-issuer CMBS, single-issuer CMBS and “rake bonds,” in each case, relating to real estate-related companies or assets. In a typical CMBS issuance, a number of single mortgage loans of varying size, asset type, and geography are pooled and transferred to a trust. For some CMBS, only loans of a single asset type, geography or borrower or a single loan may be transferred to the trust. The trust then issues a series of bonds that vary in duration, payment priority, and yield. Then rating agencies assign credit ratings to the various bond classes ranging from investment grade to below investment grade. The typical structure for the securitization of commercial real estate loans is a real estate mortgage investment conduit (“REMIC”). Generally speaking, a

17

Summary of Updated Information

Regarding the Funds (Continued)

December 31, 2020 (Unaudited)

REMIC is a pass-through entity which is not subject to tax at the trust level. In selecting CMBS for investment, the Investment Manager considers the composition of the loans underlying the CMBS, including the asset types, geographies and other specific characteristics of the properties securing such loans, in determining whether the CMBS is attractive at the available price.

The Master Fund also invests directly and indirectly in RMBS and other residential credit. In a typical RMBS issuance, residential mortgages of varying size and geographic location are pooled and transferred to a trust. The trust then issues a series of bonds that vary in duration, payment priority, and yield. Then rating agencies (such as S&P’s, Moody’s, or Fitch) assign credit ratings to the various bond classes ranging from investment grade to below investment grade.

The Master Fund also invests in other single family- and commercial-related credit investments such as loans, which may include commercial or residential mortgage loans, bank loans, mezzanine loans, real estate corporate debt and other interests relating to real estate. Commercial mortgage loans are typically secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. Residential mortgage loans are typically secured by single family property. Real estate corporate debt securities consist of secured and unsecured obligations issued by REITs or other companies in the business of owning and/or operating real estate-related businesses. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower.

Mezzanine loans may take the form of bonds or subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or an entity that owns (directly or indirectly) the interest in the entity owning the real property. These types of investments may involve a higher degree of risk than mortgage lending because the investment may become unsecured as a result of foreclosure by the senior lender.

The Master Fund also invests in loans, bonds and other debt obligations of varying maturities issued by real estate-related U.S. and foreign corporations and other business entities, which may include loans, corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities.

While the Master Fund invests primarily in “performing” real estate-related debt investments, the Master Fund may nonetheless invest in instruments of any credit quality at various levels of an issuer’s capital structure or retain investments that become “sub-performing” or “non-performing” following the Master Fund’s acquisition thereof. The Master Fund considers issuers with declining cash flows, an inconsistent history of timely principal and/or interest payments, or otherwise a high risk of becoming non-performing in the future to be “sub-performing,” and issuers who are delinquent or in foreclosure to be “non-performing.” Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities. Securities rated Caa or below and CCC or below are considered vulnerable to nonpayment and their issuers to be dependent on favorable business, financial and economic conditions to meet their financial commitments. Securities rated below Caa/CCC may include obligations already in default. Debt securities in the lowest investment grade category will likely possess speculative characteristics.

The Master Fund also uses derivatives and, subject to any applicable limitations under the 1940 Act, may invest up to 30% of its Managed Assets in derivatives. The Master Fund uses derivatives for investment and hedging purposes and as a form of Effective Leverage (as defined below). The Master Fund’s principal

18

Summary of Updated Information

Regarding the Funds (Continued)

December 31, 2020 (Unaudited)

investments in derivative instruments include investments in total return swaps, credit default swaps, credit default swap indices (including mortgage-backed securities indices), interest rate swaps and foreign currency exchange contracts, but the Master Fund may also invest in futures transactions, options and options on futures, as well as other derivative instruments. For purposes of calculating the Master Fund’s total return swap exposure towards its 30% of Managed Assets cap on derivatives, the Master Fund values total return swaps on a mark-to-market basis instead of on a notional basis. If the Master Fund valued total return swaps on a notional basis, its derivatives would have a greater impact on such cap. The Master Fund may sell protection on credit default swap indices in order to efficiently gain exposure to a diverse pool of CMBS credits. The Master Fund includes the market value of derivatives that provide exposure to liquid investments in public and private real estate-related debt in determining compliance with the Master Fund’s investment policy of investing at least 80% of its Managed Assets in liquid investments in public and private real estate debt. The U.S. Securities and Exchange Commission (the “SEC”) has proposed a new rule under the 1940 Act that would further limit the Master Fund’s ability to use reverse repurchase agreements even in cases where the Master Fund covers its obligations under such agreements. If such proposed rule is adopted, the Master Fund may be required to decrease its use of leverage or use alternative forms of leverage that may be less cost-effective than reverse repurchase agreements, either of which may have an adverse impact on the Fund’s investment return.

The Master Fund may invest up to 20% of its Managed Assets in instruments that are illiquid (determined using the SEC standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Master Fund has valued the securities). The Master Fund also invests in securities that are unregistered and may invest in securities that are held by control persons of the issuer and subject to contractual restrictions on their resale (“restricted securities”). Restricted securities determined by the Investment Manager to be illiquid are subject to the limitation set forth above.

In addition, the Master Fund may invest in equity interests (or derivatives related thereto) in real estate or real estate-related companies that do not invest in real estate debt as one of their core businesses. The Master Fund may invest up to 20% of its Managed Assets in such equity interests (or derivatives related thereto).

Compliance with any policy or limitation of the Master Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio investments. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Master Fund’s assets after purchase.

Leverage-Subject to limitations imposed by the 1940 Act, the Fund and the Master Fund may incur leverage from time to time. Common shareholders bear all costs and expenses incurred by the Fund, including such costs and expenses associated with any leverage incurred by the Fund.

The Master Fund may use leverage through borrowings (collectively, “Borrowings”), which may include loans from certain financial institutions, the issuance of debt securities, reverse repurchase agreements, securities lending arrangements, and derivatives, including, but not limited to, interest rate swaps, total return swaps, and credit default swaps (collectively, “Effective Leverage”) in an aggregate amount of up to 33 1/3% of the Master Fund’s total assets immediately after giving effect to such leverage. Only forms of Effective Leverage that are considered senior securities under the 1940 Act will be considered leverage for the Master Fund’s leverage limits. The Master Fund incurs leverage, primarily through the use of reverse repurchase agreements, as part of its investment strategy; such form of leverage is considered a senior security under the 1940 Act to the extent not covered by segregated cash or liquid securities in accordance with currently applicable SEC guidance. The Master Fund’s use of reverse repurchase agreements will also be subject to any future applicable limitations under the 1940 Act. The SEC has proposed a new rule under the 1940 Act

19

Summary of Updated Information

Regarding the Funds (Continued)

December 31, 2020 (Unaudited)

that would further limit the Master Fund’s ability to use reverse repurchase agreements even in cases where the Master Fund covers its obligations under such agreements. If such proposed rule is adopted, the Master Fund may be required to decrease its use of leverage or use alternative forms of leverage that may be less cost-effective than reverse repurchase agreements, either of which may have an adverse impact on the Fund’s investment return. Although it has no current intention to do so, the Master Fund may use leverage through the issuance of preferred shares in an aggregate amount of up to 50% of the Master Fund’s total assets immediately after such issuance. There can be no assurance that any leveraging strategy the Master Fund employs will be successful during any period in which it is employed.

RISKS APPLICABLE TO THE FUND (Feeder Fund I and Feeder Fund II)

Liquidation Risk (new since previous disclosure date). The Fund and the Master Fund are in the process of liquidation and dissolution. The Fund is dependent on the Investment Manager’s expertise in the real estate market and its ability to liquidate the Master Funds’ portfolio in an orderly fashion to maximize value for shareholders and provide shareholders with liquidity. Although the Investment Manager is conducting an orderly disposal of the Master Fund’s investments, it is possible that, due to a market or political disruption during the liquidation of the Fund, including the resurgence of COVID-19, the Master Fund may receive depressed prices for its securities below what the Investment Manager believes it would receive in the absence of any disruption. Although the Investment Manager has waived its management and incentive fees, the reduction in the Funds’ net assets would likely result in an increased expense ratio from other expenses for shareholders, as certain fixed expenses would be spread across a smaller asset base, and the Funds will bear costs and expenses relating to the liquidation, including increased legal fees and costs of insurance.

Investment and Market Risk. All securities investing and trading activities (including real estate-related debt investing) risk the loss of capital. No assurance can be given that the Fund’s and the Master Fund’s investment objective will be achieved, that the performance of the Fund and the Master Fund will be positive over any period of time, or that shareholders will not suffer losses. Your investment in the Shares represents an indirect investment in the assets owned by the Master Fund. The value of the Master Fund’s portfolio securities and other assets may move up or down, sometimes rapidly and unpredictably, and in certain circumstances investment techniques utilized by the Master Fund may increase the impact of such adverse market movements. At any point in time, your Shares may be worth less than your original investment.

Past Performance; No Assurance of Investment Return. Although the key personnel in the BREDS Group, including Jonathan Pollack, Michael Nash and Michael Wiebolt, have extensive investment experience investing in the real estate debt markets (including through the BREDS Vehicles), the past performance results of the BREDS Vehicles are not indicative of the future performance of the Fund or Master Fund. There can be no assurance that the Master Fund will be able to (i) successfully identify, make and realize upon any particular investment or (ii) generate returns for its shareholders (or that such returns will be commensurate with the risks associated with an investment in the Fund).

Liquidity Risks (updated since previous disclosure date). The Shares are not listed for trading on any securities exchange. There is no public market for the Shares and none is expected to develop. The Shares therefore are not readily marketable and shareholders must be prepared to hold Shares for an indefinite period of time. Because the Fund is a closed-end management investment company, the Shares may not be redeemed at the option of the shareholder and may not currently be exchanged for shares of any other fund.

Although the Fund may offer to repurchase Shares from shareholders, no assurance can be given that these repurchases will occur as scheduled or at all. In light of market conditions resulting from the outbreak of the novel coronavirus (“COVID-19”), the Fund did not make a repurchase offer in the first quarter of 2020. As

20

Summary of Updated Information

Regarding the Funds (Continued)

December 31, 2020 (Unaudited)

the Fund is in liquidation, the Fund and the Master Fund do not expect to conduct repurchase offers but will make periodic distributions to their shareholders consisting of liquidation proceeds in exchange for the redemption of a corresponding number of Shares.

Even if the Fund makes a tender offer, there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular tender offer. If a tender offer is oversubscribed by shareholders, the Fund will generally repurchase only a pro rata portion of the Shares tendered by each shareholder. A large shareholder in the Fund seeking repurchase may cause a greater likelihood of all shareholders seeking repurchase having their requests reduced pro rata. The potential for pro ration may cause some shareholders to tender more Shares for repurchase than they otherwise would wish to have repurchased, which may adversely affect others wishing to participate in the tender offer. In addition, in extreme cases, a Fund may not be able to complete repurchases if the Master Fund is unable or unwilling to repurchase a portion of that Fund’s interest in the Master Fund due to the Master Fund’s inability to liquidate a portion of its portfolio.

Distributions Risk. The Fund has not established a minimum distribution payment level, and the Fund’s ability to make distributions to its shareholders may be adversely affected by a number of factors, including the risk factors described elsewhere in this Annual Report. The Fund may not generate sufficient income or have sufficient liquidity to make distributions to the Fund’s shareholders. The Board (or a committee of the Board) will make determinations regarding distributions based upon, among other factors, the Fund’s financial performance, debt service obligations and other cash needs.

As a result, the Fund may not be able to make distributions to the Fund’s shareholders from time to time, and the level of any distributions the Fund does make to the Fund’s shareholders may decrease over time, any of which could materially and adversely affect the value of your investment. In light of market conditions resulting from the outbreak of COVID-19, the Fund did not declare a dividend in the first quarter of 2020 and may do so again in the future.

Non-Diversified Risk. As  non-diversified investment companies under the 1940 Act, and the rules and regulations thereunder, the Fund and the Master Fund may invest a greater portion of their respective assets in a more limited number of issuers than a diversified fund. The Master Fund’s investment portfolio has significant investments in the real estate debt sector. While the Fund and the Master Fund intend to comply with the diversification requirements of the Code applicable to RICs, the Master Fund’s investment program may nonetheless present a greater risk to an investor than an investment in a diversified company due to the impact changes in financial conditions or real estate market activity may have on the value of the Shares.

Geographic Concentration Risk. The Master Fund makes real estate-related debt investments primarily in the United States, but may also invest on a global basis. Adverse changes to the economies and commercial real estate markets of any country in which the Master Fund invests will have a pronounced impact on the activities of the Master Fund in such country and could impede the Master Fund’s ability to effectively achieve its investment objective. See “Risk Factors—Non-U.S. Investments; Non-OECD Investments.” Because the Master Fund invests primarily in the United States, the performance of the Master Fund’s investments are especially susceptible to adverse changes in the commercial real estate market of the United States.

Euro Risk. A significant portion of the non-U.S. investments held by the Master Fund may be denominated in euros. Recent political and economic issues have created uncertainty concerning the future of the euro and the impact if one or more countries leave the eurozone. These or other events, including political and economic developments, could cause market disruptions and could adversely affect the value of investments held by the Master Fund.

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Concentration Risk. The Master Fund’s portfolio is concentrated in investments in the real estate finance industry, including CMBS, RMBS, REITs, other real estate-related securities, loans and other instruments that are secured by or otherwise have exposure to, real estate. As a consequence, our aggregate return may be substantially affected by the unfavorable performance of real estate-related investments and the Master Fund’s portfolio may become more susceptible to fluctuations in value resulting from adverse economic or business conditions affecting that industry. Additionally, within our investments in CMBS and our other real estate-related investments, a concentration in a single investment or in underlying mortgage loans or other investments secured by properties located in a particular geography or of a particular asset class can cause our aggregate return to be disproportionately affected by unfavorable market conditions related to such investment, geography or asset class. Investors have no assurance as to the degree of diversification in the underlying properties securing the Master Fund’s real estate-related investments. See “—Concentrated CMBS Investments.”

Leverage Risk. The Master Fund uses leverage, which magnifies investment, market and certain other risks. The Master Fund uses leverage directly at the Master Fund level which will create exposure to such leverage indirectly at the Fund level. While such implicit leverage does not constitute actual borrowing of the Fund for purposes of the 1940 Act, in an effort to mitigate the overall risk of leverage, the Fund does not intend to incur additional direct long-term leverage at the Fund level, but may use leverage for short-term purposes. Since the Fund generally may not withdraw from the Master Fund, the Fund’s level of implicit leverage from its indirect investment in the Master Fund cannot be controlled. This may constrain the Fund’s ability to utilize additional direct leverage at the Fund level. Leverage involves risks and special considerations for holders of the Shares, including that when the Master Fund uses leverage, the Management Fee payable by the Master Fund to the Investment Manager will be higher than if the Master Fund did not use leverage (as such, the Investment Manager may have a financial incentive to increase the Master Fund’s use of leverage, which constitutes an inherent conflict of interest); the likelihood of greater volatility of NAV of the common shares of the Master Fund than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Master Fund may pay will reduce the return to shareholders or will result in fluctuations in the distributions paid on the common shares; and the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Master Fund were not leveraged.

As a closed-end investment company registered with the SEC, the Master Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Master Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other measures to “cover” open positions under current SEC guidance with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. The Master Fund intends to cover its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions and by offsetting derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Master Fund does not segregate liquid assets or otherwise cover its obligations under such transactions under current SEC guidance, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Master Fund may not enter into any such transactions if the Master Fund’s borrowings would thereby exceed 33 1/3% of its total assets, less all liabilities and indebtedness of the Master Fund not represented by senior securities. However, these transactions, even if covered and not treated as leverage for the 1940 Act, may represent a form of economic leverage and will create risks. In addition, these segregation and coverage requirements could result in the Master Fund maintaining securities positions that it would otherwise

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liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Reliance on the Investment Manager and Key Blackstone Personnel. The success of the Fund and the Master Fund depends, in large part, upon the skill and expertise of the Investment Manager and key Blackstone personnel, including Jonathan Pollack, Michael Nash and Michael Wiebolt, to develop and implement investment strategies that achieve the Master Fund’s investment objective. The Investment Manager is responsible for the Master Fund’s investment activities, and shareholders must rely on the Investment Manager and such key Blackstone personnel, including Jonathan Pollack, Michael Nash and Michael Wiebolt, to conduct and manage the Master Fund’s activities. In the event of the death, disability or departure of one or more such persons, or to the extent any such persons do not fulfill their time commitment to the Master Fund, the business and the performance of the Fund and the Master Fund may be adversely affected. In addition, such Blackstone personnel may have other responsibilities, including serving on committees, throughout Blackstone and/or its portfolio companies and, therefore, conflicts may arise in the allocation of personnel, management time, services or functions. The ability of the Investment Manager and such personnel to access other professionals and resources within other groups at Blackstone for the benefit of the Fund and the Master Fund may be limited under certain circumstances. Moreover, the portfolio management decisions of the Master Fund are generally made independently and without regard to the activities or positions of a variety of the Other Blackstone Vehicles, which may create circumstances where different actions or investment decisions are made or taken with respect to the Master Fund relative to such Other Blackstone Vehicles or Other Real Estate Vehicles. For example, there may be circumstances where one or more such Other Blackstone Vehicles or Other Real Estate Vehicles determines to dispose of an investment that is also held by the Master Fund but where the Master Fund continues to hold such investment or where one or more such Other Blackstone Vehicles or Other Real Estate Vehicles elects to purchase investments with respect to which the Master Fund does not participate (or vice versa) or where such funds may participate in the same investment at different times and/or on different terms.

No Limitation on Strategies. In accordance with the Master Fund’s investment objective, the Investment Manager implements such strategies or discretionary approaches it believes from time to time may be best suited to prevailing market conditions, subject to the limitations set forth in the Master Fund Declaration of Trust. There can be no assurance that the Investment Manager will be successful in implementing any particular investment strategy or discretionary approach or that it will be able to effectively achieve the Master Fund’s trading or investment activities.

Nature of Real Estate-Related Debt Securities. The debt securities and other interests in which the Master Fund invests may include secured or unsecured debt at various levels of an issuer’s capital structure. The debt securities in which the Master Fund invests may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity, and may not be rated by a credit rating agency. Debt securities are also subject to other creditor risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance” under relevant creditors’ rights laws, (ii) so-called lender liability claims by the issuer of the obligations, and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. The Master Fund’s investments may be subject to early redemption features, refinancing options, pre-payment options, or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Master Fund earlier than expected, resulting in a lower return to the Master Fund than anticipated or underwritten on such obligation or reinvesting in a new obligation at a lower return to the Master Fund.

Debt-Oriented Real Estate Investment Risks Generally. The Master Fund invests primarily in liquid real estate-related debt investments. Any deterioration of real estate fundamentals generally, and in the United

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States and Europe in particular, could negatively impact the performance of the Master Fund by making it more difficult for issuers to satisfy their debt payment obligations, increasing the default risk applicable to issuers, and/or making it more difficult for the Master Fund to generate attractive risk-adjusted returns. Changes in general economic conditions will affect the creditworthiness of issuers and/or real estate collateral relating to the Master Fund’s investments and may include economic and/or market fluctuations, changes in environmental and zoning laws, casualty or condemnation losses, regulatory limitations on rents, decreases in property values, changes in the appeal of properties to tenants, changes in supply and demand, fluctuations in real estate fundamentals, the financial resources of issuers/borrowers, changes in building, environmental and other laws, energy and supply shortages, various uninsured or uninsurable risks, natural disasters, political events, trade barriers, currency exchange controls, changes in government regulations (such as rent control), changes in real property tax rates and/or tax credits, changes in operating expenses, changes in interest rates, changes in foreign exchange rates, changes in the availability of debt financing and/or mortgage funds which may render the sale or refinancing of properties difficult or impracticable, increased mortgage defaults, increases in borrowing rates, outbreaks of an infectious disease, epidemics/pandemics or other serious public health concerns, negative developments in the economy or political climate that depress travel activity (including restrictions on travel or quarantines imposed), environmental liabilities, contingent liabilities on disposition of assets, acts of God, terrorist attacks, war, demand and/or real estate values generally and other factors that are beyond the control of the Investment Manager. Such changes may develop rapidly and it may be difficult to determine the comprehensive impact of such changes on the Master Fund’s investments, particularly for investments that may have inherently limited liquidity. These changes may also create significant volatility in the markets for the Master Fund’s investments, which could cause rapid and large fluctuations in the values of such investments. There can be no assurance that there will be a ready market for the resale of the Master Fund’s debt investments because such investments may not be liquid. Illiquidity may result from the absence of an established market for the investments, the occurrence of events mentioned above, as well as legal or contractual restrictions on their resale by the Master Fund. The value of securities of companies which service the real estate business sector may also be affected by such risks.

The Investment Manager cannot predict whether economic conditions generally, and the conditions for real estate debt investing in particular, will deteriorate in the future. Declines in the performance of the U.S. and global economies or in the real estate debt markets could have a material adverse effect on the Master Fund’s business, financial condition and results from operations. Market conditions relating to real estate debt investments have evolved since the financial crisis, which has resulted in a modification to certain loan structures and/or market terms. For example, it has become increasingly difficult for real estate debt investors in certain circumstances to receive full transparency with respect to underlying investments because transactions are often effectuated on an indirect basis through pools or conduit vehicles rather than directly with the borrower. These and other similar changes in loan structures and market terms may make it relatively more difficult for the Master Fund to monitor and evaluate investments.

LIBOR Risk (updated since previous disclosure date). Many of the Master Fund’s investments and forms of leverage pay interest based on LIBOR. Derivative instruments utilized by the Master Fund and/or issuers of instruments in which the Master Fund may invest may also reference LIBOR. On July 27, 2017, the United Kingdom’s (“UK”) Financial Conduct Authority (“FCA”) announced that it would phase out the London Interbank Offered Rate (“LIBOR”) as a benchmark by the end of 2021. It is unclear whether new methods of calculating LIBOR will be established such that it continues to exist after 2021. The administrator of LIBOR has announced it will consult on its intention to cease the publication of the one week and two month LIBOR settings immediately following the LIBOR publication on December 31, 2021, and the remaining USD LIBOR settings immediately following the LIBOR publication on June 30, 2023. The U.S. Federal Reserve System (“FRS”), Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as

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practicable and no later than December 31, 2021, and the FCA has indicated that market participants should not rely on LIBOR being available after 2021. As an alternative to LIBOR, for example, the FRS, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and the Master Fund’s existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. If LIBOR ceases to exist, the Master Fund may need to amend or restructure its existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond December 31, 2021, or June 30, 2023, depending on the applicable LIBOR tenor and pending the outcome of the LIBOR administrator’s consultation. Such amendments and restructurings may be difficult, costly and time consuming. In addition, from time to time the Master Fund invests in floating rate investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers the Master Fund currently owns or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Master Fund invests and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on the Fund’s business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending investment documentation that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, there may be additional risks to the Fund’s current processes and information systems that will need to be identified and evaluated by the Fund. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on the Fund’s cost of capital and net investment income cannot yet be determined. In addition, the cessation of LIBOR could:

∎

Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives that may be included in the Master Fund’s assets and liabilities;

∎

Require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments;

∎	Result in inquiries or other actions from regulators in respect of the Fund’s preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

∎

Result in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in the Master Fund’s LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

∎

Require the transition and/or development of appropriate systems and analytics to effectively transition the Fund’s risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

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∎	Cause the Fund and/or the Master Fund to incur additional costs in relation to any of the above factors.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on the Fund’s business, result of operations, financial condition, and unit price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Master Fund, or (iii) reduced effectiveness of related Master Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund and/or the Master Fund, issuers of instruments in which the Master Fund invests and financial markets generally.

Risks Associated with CMBS. The Master Fund invests a significant portion of its assets in pools or tranches of CMBS. The collateral underlying CMBS generally consists of commercial mortgages on real property that has a single-family, multifamily or commercial use, such as retail space, office buildings, warehouse property and hotels, and may include assets or properties owned directly or indirectly by one or more Other Blackstone Vehicles. CMBS have been issued in a variety of issuances, with varying structures including senior and subordinated classes. The commercial mortgages underlying CMBS generally have shorter maturities than residential mortgages, allow all or a substantial portion of the loan balance to be paid at maturity, commonly known as a “balloon payment,” and are usually non-recourse against the commercial borrower. Investments in CMBS are subject to various risks and uncertainties, including credit, market, interest rate, structural and legal risks. These risks may be magnified by volatility in the credit and commercial real estate markets. The investment characteristics of CMBS differ from traditional debt securities in a number of respects, and are similar to the characteristics of structured credit products in which investors participate through a trust or other similar conduit arrangement. As described more fully below, commercial mortgage loans are obligations of the borrowers thereunder and are not typically insured or guaranteed by any other person or entity. While the Investment Manager analyzes and underwrites its CMBS investments from a fundamental real estate perspective, there can be no assurance that underwriting practices will yield their desired results and there can be no assurance that the Master Fund will be able to effectively achieve its investment objective or that projected returns will be achieved.

Concentrated CMBS Investments. Default risks with respect to CMBS investments may be further pronounced to the extent that the Master Fund invests heavily with a particular sponsor of CMBS, single-issuer CMBS, CMBS secured by a small or less diverse collateral pool or CMBS secured by a particular asset class. For instance, at any one time, a portfolio of CMBS may be backed by commercial mortgage loans disproportionately secured by properties in only a few states, regions or foreign countries. As a result, such investments may be more susceptible to geographic risks relating to such areas, including adverse economic conditions, declining home values, adverse events affecting industries located in such areas and other factors beyond the control of the Investment Manager relative to investments in multi-issuer CMBS or a pool of mortgage loans having more diverse property locations. Additionally, at any one time, the Master Fund’s portfolio of CMBS may be backed by commercial mortgage loans disproportionately secured by properties of a specific asset class, such as hospitality, multi-family, retail, industrial, office or other properties. CMBS backed by these asset classes may underperform during any period of time, including for long periods. If the Master Fund’s portfolio is concentrated in any investments secured by such underperforming asset class, the Master Fund’s portfolio would be expected to underperform the broader CMBS market. Additional information about our portfolio, from time to time, is available on our website at http://www.blackstone.com/businesses/aam/real-estate/closed-end-funds.

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CMBS Credit Quality and Selection. CMBS are also affected by the quality of the credit extended. As a result, the quality of the CMBS is dependent upon the selection of the commercial mortgages for each issuance and the cash flow generated by the commercial real estate assets, as well as the relative diversification of the collateral pool underlying such CMBS and other factors such as adverse selection within a particular tranche or issuance.

Risks Associated with Residential Credit, Including RMBS. The Master Fund invests a portion of its assets in residential credit, including pools or tranches of RMBS. The collateral underlying residential credits generally consists of mortgages on residential properties. Residential credits have been issued in a variety of issuances, with varying structures including senior and subordinated classes. Investments in residential credit (including RMBS) are subject to various risks and uncertainties, including credit, market, interest rate, structural and legal risk. These risks may be magnified by volatility in the economy and in real estate markets generally. Residential credits are also subject to the risk of prepayment by borrowers. Residential credits are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Master Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Residential mortgage loans are generally obligations of the borrowers thereunder and are not typically insured or guaranteed by any other person or entity. While the Investment Manager analyzes and underwrites its residential credit investments from a fundamental real estate perspective, there can be no assurance that underwriting practices will yield their desired results and there can be no assurance that the Master Fund will be able to effectively achieve its investment objective or that projected returns will be achieved.

Government mortgage pass-through securities may include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the “full faith and credit” of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Operating and Financial Risks of Issuers; Underlying Default Risk across Capital Structures. The Master Fund’s investments may involve credit or default risk, which is the risk that an issuer or borrower will be unable to make principal and interest payments on its outstanding debt when due. The risk of default and losses on real estate-related debt instruments will be affected by a number of factors, including global, regional and local economic conditions, interest rates, the commercial real estate market in general, an issuer’s equity and the financial circumstances of the issuer, as well as general economic conditions. Such default risk will be heightened to the extent the Master Fund makes relatively junior investments in an issuer’s capital structure since such investments are structurally subordinate to more senior tranches in such issuer’s capital structure, and the Master Fund’s overall returns would be adversely affected to the extent one or more issuers is unable to meet its debt payment obligations when due. To the extent the Master Fund holds an equity or “mezzanine” interest in any issuer that is unable to meet its debt payment obligations, such equity or mezzanine interest could become subordinated to the rights of such issuer’s creditors in a bankruptcy. See “—Subordination” below. Furthermore, the financial performance of one or more issuers could deteriorate as a result of, among other things, adverse developments in their businesses, changes in the competitive environment, suspension of operations, changes in market or economic conditions, natural disasters, outbreaks of an infectious disease, epidemic/pandemic or any other serious public health concern, negative developments in the economy or political climate that may impact such issuers. As a result, underlying properties or issuers that the Master Fund expected to be stable may operate, or expect to operate,

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at a loss or have significant fluctuations in ongoing operating results, may otherwise have a weak financial condition or be experiencing financial distress and subject the Master Fund’s investments to addition risk of loss and default.

Commercial Mortgage Loans. The Master Fund invests in commercial mortgage loans, including mezzanine loans and B-notes, which are secured by multifamily, commercial or other properties and are subject to risks of delinquency and foreclosure and risks of loss. Commercial real estate loans are generally not fully amortizing, which means that they may have a significant principal balance or balloon payment due on maturity. Full satisfaction of the balloon payment by a commercial borrower is heavily dependent on the availability of subsequent financing or a functioning sales market, as well as other factors such as the value of the property, the level of prevailing mortgage rates, the borrower’s equity in the property and the financial condition and operating history of the property and the borrower. In certain situations, and during periods of credit distress, the unavailability of real estate financing may lead to default by a commercial borrower. In addition, in the absence of any such takeout financing, the ability of a borrower to repay a loan secured by an income-producing property will depend upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Furthermore, the Master Fund may not have the same access to information in connection with investments in commercial mortgage loans, either when investigating a potential investment or after making an investment, as compared to publicly traded securities.

Commercial mortgage loans are usually non-recourse in nature. Therefore, if a commercial borrower defaults on the commercial loan, then the options for financial recovery are limited in nature. To the extent the underlying default rates with respect to the pool or tranche of commercial real estate loans in which the Master Fund directly or indirectly invests increase, the performance of the Master Fund investments related thereto may be adversely affected. Default rates and losses on commercial loans will be affected by a number of factors, including global, regional and local economic conditions in the area where the properties are located, the borrower’s equity in the underlying property and/or assets and the financial circumstances of the borrower. A decline in specific real estate or credit markets may result in higher delinquencies and defaults. See “—Foreclosure Risk” below. In the event of default, the lender will have no right to assets beyond collateral attached to the commercial mortgage loan. In certain instances, a negotiated settlement or an amendment to the terms of the commercial loan are the only options before an ultimate foreclosure on the commercial property. A foreclosure is costly and often protracted by litigation and bankruptcy restrictions. The ultimate disposition of a foreclosed property may also yield a price insufficient to cover the cost of the foreclosure process and the balance attached to the defaulted commercial loan.

In the event of any default under a mortgage or real estate loan held directly by the Master Fund, it will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage or real estate loan, which could have a material adverse effect on the profitability of the Master Fund. In the event of the bankruptcy of a mortgage or real estate loan borrower, the mortgage or real estate loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage or real estate loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law. Additionally, in the event of a default under any senior debt, the junior or subordinate lender generally forecloses on the equity, purchases the senior debt or negotiates a forbearance or restructuring arrangement with the senior lender in order to preserve its collateral.

Collateralized Debt Obligations. The Master Fund invests in CDOs. CDOs include, among other things, CBOs, CLOs and other similarly structured securities. CBOs and CLOs are types of asset-backed securities.

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A CBO is a trust which is backed by a diversified pool of fixed income securities, including securities that may be rated below investment grade or equivalent unrated securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Master Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Master Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Investment Manager under liquidity policies approved by the Master Fund’s Board. Moreover, in respect of a CLO, if the mortgage portfolios underlying such CLO have been overvalued by the respective originators, or if the values subsequently decline and, as a result, less collateral value is available to satisfy interest and principal payments and any other fees in connection with the trust or other conduit arrangement for such securities, we may incur significant losses. Also, with respect to the CLOs in which the Master Fund may invest, control over the related underlying loans will be exercised through a special servicer or collateral manager designated by a “directing certificate holder” or a “controlling class representative,” or otherwise pursuant to the related securitization documents. The Master Fund may acquire classes of CLOs for which the Master Fund may not have the right to appoint the directing certificate holder or otherwise direct the special servicing or collateral management. With respect to the management and servicing of the underlying loans, the related special servicer or collateral manager may take actions that could adversely affect the Master Fund’s interests. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Master Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Lack of Control Over Investments. The Master Fund generally does not have a right to vote or to make decisions with respect to the administration of the CMBS and other investments, or servicing of the commercial real estate loans that underlie the Master Fund’s CMBS and other investments. Investment decisions pertaining to issuers of underlying loans (including those serving as collateral for pools or tranches of CMBS) will generally be made by the owners/developers of such properties, in the case of underlying loans generally, or one of the master servicer, special servicer, trustee or a controlling party, in the case of pools or tranches of CMBS. Any decision made by one of those parties may not be in the best interest of the Master Fund and, even if that decision is determined to be in the Master Fund’s best interests by that party, may be contrary to the decision that the Master Fund would have made and may negatively affect the Master Fund’s interests.

Due Diligence Risks. Before making any investments, the Investment Manager will assess the factors that it believes will determine the success of that investment. This process is particularly important and subjective

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because there may be little information publicly available about CMBS and other real estate debt investments, other than what is available in the prospectuses, offering memoranda or similar disclosure documentation associated with the CMBS and other investments. The Master Fund cannot provide any assurances that these due diligence processes will uncover all relevant facts of the underlying commercial real estate loans or that any investment will be successful.

Risks of Acquiring Sub-Performing Real Estate Loans and Participations. While the Master Fund invests primarily in “performing” real estate-related debt investments, the Master Fund may nonetheless invest in instruments of any credit quality at various levels of an issuer’s capital structure, including sub-performing real estate loans. Such sub-performing real estate loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, an extension of the term, a substantial reduction in the interest rate, or refinancing a substantial write-down of the principal of such loan and other concessions which could adversely affect the returns realized by the Master Fund with respect thereto. However, even if a restructuring were successfully accomplished, a risk exists that, upon maturity of such real estate loan, replacement “takeout” financing will not be available. Purchases of participations in real estate loans raise many of the same risks as investments in real estate loans and also carry risks of illiquidity and lack of control. It is possible that the Investment Manager may find it necessary or desirable to foreclose on collateral securing one or more real estate loans purchased by the Master Fund. The foreclosure process varies jurisdiction by jurisdiction and can be lengthy and expensive. Borrowers often resist foreclosure actions, which often prolongs and complicates an already difficult and time consuming process. In some states or other jurisdictions, foreclosure actions can take up to several years or more to conclude. During the foreclosure proceedings, a borrower may have the ability to file for bankruptcy or its equivalent, potentially staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral property and may result in disrupting ongoing leasing and management of the property and/or impeding operations or development of the property. In the event the Master Fund does foreclose on an investment, the Master Fund will be subject to the risks associated with owning and/or operating real estate.

Risks Associated with the Insolvency of Obligations Backing MBS and Other Investments. The real estate loans backing the MBS and other investments may be subject to various laws enacted in the jurisdiction or state of the borrower for the protection of creditors. If an unpaid creditor files a lawsuit seeking payment, the court may invalidate all or part of the borrower’s debt as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower in satisfaction of such indebtedness, based on certain tests for borrower insolvency and other facts and circumstances, which may vary by jurisdiction. There can be no assurance as to what standard a court would apply in order to determine whether the borrower was “insolvent” after giving effect to the incurrence of the indebtedness constituting the mortgage backing the MBS and other investments, or that regardless of the method of valuation, a court would not determine that the borrower was “insolvent” after giving effect to such incurrence. In addition, in the event of the insolvency of a borrower, payments made on such mortgage loans could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year and one day) before insolvency.

Distressed Securities or Other Interests; Workouts and Bankruptcy; Administration. While the Master Fund’s investment strategy focuses primarily on investments in “performing” real estate-related debt investments, the Master Fund’s investment program may include making distressed investments from time to time (e.g., investments in defaulted, out-of-favor or distressed bank loans and debt securities) or may involve investments that become “sub-performing” or “non-performing” following the Master Fund’s acquisition thereof. Certain of the Master Fund’s investments will, therefore, include specific securities of companies that typically are highly leveraged, with significant burdens on cash flow and, therefore, involve a high degree of financial risk. During an economic downturn or recession, loans to or securities of financially or

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operationally troubled borrowers or issuers are more likely to go into default than loans or securities of other borrowers or issuers. Loans or securities of financially or operationally troubled issuers are less liquid and more volatile than loans to or securities of companies not experiencing such difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. Investment in loans to or the securities of financially or operationally troubled borrowers or issuers involves a high degree of credit and market risk. There is no assurance that the Investment Manager will correctly evaluate the value of the assets collateralizing the Master Fund’s loans or the prospects for a successful reorganization or similar action.

As noted above, in certain limited cases (e.g., in connection with a workout, restructuring and/or foreclosing proceedings involving one or more debt investments by the Master Fund), the success of the Master Fund’s investment strategy with respect thereto will depend, in part, on the ability of the Master Fund to effectuate loan modifications and/or restructure and improve the operations of issuers. The activity of identifying and implementing any such restructuring programs and operating improvements entails a high degree of uncertainty. There can be no assurance that the Master Fund will be able to successfully identify and implement such restructuring programs and improvements.

These financial difficulties may never be overcome and may cause issuers to become subject to bankruptcy or other similar administrative proceedings. There is a possibility that the Master Fund may incur substantial or total losses on its investments and in certain circumstances, subject the Master Fund to certain additional potential liabilities that may exceed the value of the Master Fund’s original investment therein. For example, under certain circumstances, a lender who has inappropriately exercised control over the management and policies of a debtor may have its claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. In any reorganization or liquidation proceeding relating to the Master Fund’s investments, the Master Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Master Fund’s original investment and/or may be required to accept different terms, including payment over an extended period of time. In addition, under certain circumstances payments to the Master Fund and distributions by the Master Fund to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment, or similar transactions under applicable bankruptcy and insolvency laws. Furthermore, bankruptcy laws and similar laws applicable to administrative proceedings may delay the ability of the Master Fund to realize on collateral for loan positions held by it or may adversely affect the economic terms and priority of such loans through doctrines such as equitable subordination or may result in a restructure of the debt through principles such as the “cramdown” provisions of the bankruptcy laws.

Risks Associated with Interest Shortfalls. The Master Fund’s MBS investments may be subject to interest shortfalls due to interest collected from the underlying loans not being sufficient to pay accrued interest to all of the MBS. Interest shortfalls to the trust will occur when the servicer does not advance full interest payments on defaulted loans. The servicer in a MBS trust is required to advance monthly principal and interest payments due on a delinquent loan. Once a loan is delinquent for a period of time (generally 60 days), the servicer is required to obtain a new appraisal to determine the value of the property securing the loan. The servicer is only required to advance interest based on the lesser of the loan amount or 90%, generally, of the appraised value. Interest shortfalls occur when 90%, generally, of the appraised value is less than the loan amount and the servicer does not advance interest on the full loan amount. The resulting interest shortfalls impact interest payments on the most junior class in the trust first. As interest shortfalls increase, more senior classes may be impacted. Over time, senior classes may be reimbursed for accumulated shortfalls if the delinquent loans are resolved, but there is no guarantee that shortfalls will be collected. Interest shortfalls to the MBS trust may also occur as a result of accumulated advances and expenses on defaulted loans. When a defaulted loan or foreclosed property is liquidated, the servicer will be reimbursed for accumulated advances and expenses prior to payments to MBS bond holders. If proceeds are insufficient to

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reimburse the servicer or if a defaulted loan is modified and not foreclosed, the servicer is able to make a claim on interest payments that is senior to the bond holders to cover accumulated advances and expenses. If the claim is greater than interest collected on the loans, interest shortfalls could impact one or more bond classes in a MBS trust until the servicer’s claim is satisfied. Interest shortfalls will be more likely during times of economic stress or other significant market events, which will result in greater risk of loss on the Master Fund’s investments.

Prepayment Risk; Interest Rate Fluctuations. During periods of declining or low interest rates, the issuer of a security or under a loan may exercise its option to prepay principal earlier than scheduled, forcing the Master Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Master Fund’s return. Debt investments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. In addition, the market price of the Master Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed-rate debt investments generally rises. Conversely, during periods of rising interest rates, the market price of such investments generally declines. The magnitude of these fluctuations in the market price of debt investments is generally greater for securities with longer maturities. While interest rates are currently expected to remain at favorable rates in the near term, if the U.S. Federal Reserve continues to increase benchmark interest rates during the life of the Master Fund, the price of debt securities and the value of the Master Fund’s investments could be negatively impacted.

Risks Associated with Extensions. The Master Fund’s CMBS and other investments may be subject to extension, resulting in the term of the securities being longer than expected. Extensions are affected by a number of factors, including the general availability of financing in the market, the value of the related mortgaged property, the borrower’s equity in the mortgaged property, the financial circumstances of the borrower, fluctuations in the business operated by the borrower on the mortgaged property, competition, general economic conditions and other factors. Such extensions may also be made without the Investment Manager’s consent.

Risks Associated with the Servicers. The failure of servicers to effectively service the loans and/or pools thereof in which the Master Fund has an investment would materially and adversely affect the Master Fund. Most loans and securitizations thereof require a servicer to manage collections on each of the underlying loans. Both default frequency and default severity of loans may depend upon the quality of the servicer. The Servicer quality is of significant importance in the management of mortgage loans (or pools thereof) and default issues related thereto. In the case of pools of securitized loans, servicers may be required to advance interest on delinquent loans to the extent the servicer deems those advances recoverable. In the event the servicer does not advance, interest payments may be interrupted even on more senior securities. Servicers may also advance more than is in fact recoverable once a defaulted loan is disposed, and the loss to the trust may be greater than the outstanding principal balance of that loan.

Risks Related to Securities Ratings. To the extent the Master Fund invests in debt securities that have been rated by nationally recognized rating organizations, such debt securities are subject to risks related to these organizations. In general, the ratings of these organizations represent the opinions of such agencies as to the quality of investments that they rate. Such ratings are relative and subjective and are not statements of fact; they are not absolute standards of quality and do not evaluate the market value risk of the securities that are rated.

Therefore, there can be no assurance that any such rating will accurately quantify risk. Such agencies may change their method of valuation of, and the ratings of, securities held by the Master Fund at any time. The

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sale price of mortgage-backed securities is highly correlated with the rating such mortgage-backed securities receives from the rating agencies. If existing securities of the Master Fund are downgraded, the value of such securities may be adversely affected. To the extent the Master Fund concentrates its investments in securities with similar ratings, such as below investment grade or unrated debt securities, the Master Fund’s portfolio may be more susceptible to ratings downgrades of such securities.

Expedited Transactions Risk. In light of the debt-oriented focus of the Master Fund’s investment program, investment analyses and decisions by the Investment Manager may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to the Investment Manager at the time of making an investment decision may be limited, and they may not have access to detailed information regarding the investment. Therefore, no assurance can be given that the Investment Manager will have knowledge of all circumstances that may adversely affect an investment. In addition, the Investment Manager expect to often rely upon independent consultants in connection with its evaluation and/or diligence of certain proposed investments. No assurance can be given as to the accuracy or completeness of the information provided by such independent consultants and the Master Fund may incur liability as a result of such consultants’ actions.

Structured Products Risk. The Master Fund invests from time to time in structured products. These investments may include debt securities issued by a private investment fund that invests, on a leveraged basis, in bank loans, high yield debt or other asset groups, certificates issued by a structured investment vehicle that holds pools of commercial mortgage loans, as well as MBS credit default swaps (e.g., CMBX). The Master Fund’s investments in structured products will be subject to a number of risks, including risks related to the fact that the structured products will be leveraged, and other structural and legal risk related thereto. See “—Leverage Risk” above. Many structured products contain covenants designed to protect the providers of debt financing to such structured products. A failure to satisfy those covenants could result in the untimely liquidation of the structured product and a complete loss of the Master Fund’s investment therein. In addition, if the particular structured product is invested in a security in which the Master Fund is also invested, this would tend to increase the Master Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. The value of an investment in a structured product will depend on the investment performance of the assets in which the structured product invests and will, therefore, be subject to all of the risks associated with an investment in those assets. These risks include the possibility of a default by, or bankruptcy of, the issuers of such assets or a claim that the pledging of collateral to secure any such asset constituted a fraudulent conveyance or preferential transfer that can be subordinated to the rights of other creditors of the issuer of such asset or nullified under applicable law.

“Spread Widening” Risk. For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the market spreads of the securities in which the Master Fund invests may increase substantially causing the securities prices to fall. It may not be possible to predict, or to hedge against, such “spread widening” risk. In addition, mark-to-market accounting of the Master Fund’s investments will have an interim effect on the reported value prior to realization of an investment.

Adverse Changes in Credit Markets. Any adverse changes in the global credit markets could make it more difficult for the Master Fund to obtain favorable financing. The Master Fund’s ability to generate attractive investment returns for its shareholders will be adversely affected to the extent the Master Fund is unable to obtain favorable financing terms. If the Master Fund is unable to obtain favorable financing terms, it may not be able to efficiently leverage its portfolio, may face increased financing expenses or may face increased restrictions on its investment activities, any of which would negatively impact the Master Fund’s performance.

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Risks Associated with Hedging. The Master Fund utilizes a wide variety of derivative and other hedging instruments for risk management purposes. The successful utilization of hedging and risk management transactions requires skills that are separate from the skills used in selecting and monitoring investments, and such transactions may entail greater than ordinary investment risks. Additionally, costs related to derivatives and other hedging arrangements (including legal expenses and other third party expenses) will be borne by the Master Fund. There can be no assurance that any derivatives or other hedging transactions will be effective in mitigating risk in all market conditions or against all types of risk (including unidentified or unanticipated risks or where the Investment Manager does not regard the probability of the risk occurring to be sufficiently high to justify the cost), thereby resulting in losses to the Master Fund. Engaging in derivatives and other hedging transactions may result in a poorer overall performance for the Master Fund than if it had not engaged in any such transaction, and the Investment Manager may not be able to effectively hedge against, or accurately anticipate, certain risks that may adversely affect the Master Fund’s investment portfolio. In addition, the Master Fund’s investment portfolio will always be exposed to certain risks that cannot be fully or effectively hedged, such as credit risk relating both to particular securities and counterparties as well as interest rate and foreign exchange risks. The Master Fund will utilize derivatives and other hedging transactions only for those positions determined appropriate by the Investment Manager in its sole discretion. See “Derivatives Risks,” “Counterparty Risk” and “Interest Rate Fluctuation Risk” below.

Subordination. The Master Fund invests in debt instruments, including junior tranches of MBS, rake bonds and “mezzanine” or junior mortgage loans (e.g., B-Notes), that are subordinated in an issuer’s capital structure. To the extent the Master Fund invests in subordinated debt of an issuer’s capital structure or subordinated MBS bonds, such investments and the Master Fund’s remedies with respect thereto, including the ability to foreclose on any collateral securing such investments, will be subject to the rights of any senior creditors and, to the extent applicable, contractual inter-creditor and/or participation agreement provisions.

Investments in subordinated debt involve greater credit risk of default than the senior classes of the issue or series. Subordinated tranches of MBS or other investments absorb losses from default before other more senior tranches of MBS to which it is subordinate are put at risk. As a result, to the extent the Master Fund invests in subordinate debt instruments (including MBS), the Master Fund would potentially receive payments or interest distributions after, and must bear the effects of losses or defaults on the senior debt (including underlying mortgage loans, senior mezzanine debt or senior MBS bonds) before, the holders of other more senior tranches of debt instruments with respect to such issuer.

Mezzanine Loans. Although not secured by the underlying real estate, mezzanine loans are also subject to risk of subordination and share certain characteristics of subordinate loan interests described above. As with commercial mortgage loans, repayment of a mezzanine loan is dependent on the successful operation of the underlying commercial properties and, therefore, is subject to similar considerations and risks, including certain of the considerations and risks described herein. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan. Mezzanine loans are not secured by interests in the underlying commercial properties. In addition, a mezzanine lender typically has additional rights vis-à-vis the more senior lenders, including the right to cure defaults under the mortgage loan and any senior mezzanine loan and purchase the mortgage loan and any senior mezzanine loan, in each case under certain circumstances following a default on the mortgage loan.

B-Notes and A/B Structures. The Master Fund invests in B-notes, which investments are subordinate to the A-note portion of the same loan (which the Master Fund would not expect to hold). In addition to the risks described above in “Subordination,” certain additional risks apply to B-note investments, including those described herein. The B-note portion of a loan is typically small relative to the overall loan, and is in the first loss position. As a means to protect against the holder of the A-note from taking certain actions or, receiving certain benefits to the detriment of the holder of the B-note, the holder of the B-note often (but not

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always) has the right to purchase the A-note from its holder. If available, this right may not be meaningful to the Master Fund. For example, the Master Fund may not have the capital available to protect its B-note interest or purchasing the A-note may alter the Master Fund’s overall portfolio and risk/return profile to the detriment of shareholders. In addition, a B-note may be in the form of a “rake bond.” A “rake bond” is a CMBS backed solely by a single promissory note secured by a mortgaged property, which promissory note is subordinate in right of payment to one or more separate promissory notes secured by the same mortgaged property.

Below Investment Grade Securities Risk. The Master Fund’s investments rated below investment grade or unrated are commonly referred to as “high yield” bonds and involve substantial risk of loss. High yield bonds are predominantly speculative in nature, with the issuer’s capacity to pay interest and repay principal when due uncertain, and therefore involve a greater risk of default. High yield bonds often display increased price sensitivity to changing interest rates and to a deteriorating economic environment, and the market values for high yield bonds tends to be more volatile and less liquid than investment grade debt securities.

Preferred Equity. While the Master Fund invests primarily in real estate-related debt investments, it also may invest, from time to time, in preferred equity investments. Preferred equity investments are subordinate to any indebtedness, but senior to the owners’ common equity. Preferred equity investments typically pay a dividend, rather than interest payments and often have the right for such dividends to accrue if there is insufficient cash flow to pay currently. These interests are not secured by the underlying real estate, but upon the occurrence of a default, the preferred equity provider typically has the right to effectuate a change of control with respect to the ownership of the property. See “Non-Controlling Equity Investments; Investments and Joint Ventures with Third Parties.”

Corporate Debt Securities. Loans, bonds and other debt obligations of varying maturities issued by U.S. and foreign corporations and other business entities may include loans, corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Corporate debt is generally used by corporations and other issuers to borrow money from investors. The issuer pays the investor a rate of interest and normally must repay the amount borrowed on or before maturity. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached. Certain bonds are “perpetual” in that they have no maturity date.

The Master Fund’s investments in real estate-related corporate debt securities are subject to a number of risks, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation/deflation risk, liquidity risk, smaller company risk and management risk.

Term Loans. The Master Fund invests in term loans to companies in the real estate business. Term loans are secured and may carry variable or fixed interest rates, and monthly or quarterly repayment schedules and include a set maturity date. Lenders of term loans may either hold a senior or subordinated position in payment or lien priority. Term loans may not be secured by real estate. Term loans are subject to risk of default, interest rate risk, prepayment risk, below investment grade risk and lender liability risk.

U.S. Government Securities. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by Ginnie Mae, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the

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U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. GSEs, such as the Federal Home Loan Banks, Freddie Mac, Fannie Mae and the Student Loan Marketing Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain GSEs, including the Federal Home Loan Banks, Freddie Mac and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as Certificates of Accrual on Treasury Securities, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury.

While some U.S. Government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. Government securities are subject to the same interest rate and credit risks as are other debt securities. The U.S. Government does not guarantee the NAV or market value of the Master Fund’s common shares. The U.S. Government’s ability to borrow money or otherwise finance its obligations, including as a result of legislatively-imposed limits on the amount of money it may borrow, could cause the values of U.S. Government securities, including those of the U.S. Government’s agencies and instrumentalities and other government-sponsored enterprises, to decline.

Non-U.S.  Investments; Non-OECD Investments. Although the Master Fund seeks to make real estate-related debt investments on a global basis, it invests primarily in the United States. Non-U.S. and non-Organization for Economic Co-Operation and Development (“OECD”) member state real estate-related investments involve certain factors not typically associated with investing in real estate-related investments in the United States, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Master Fund’s non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between U.S. and non-U.S. securities and real estate markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and differences in government supervision and regulation; (v) certain economic, social and political risks, including potential exchange-control regulations, potential restrictions on non-U.S. investment and repatriation of capital, the risks associated with political, economic or social instability, including the risk of sovereign defaults, regulatory change, and the possibility of expropriation or confiscatory taxation or the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds and adverse economic and political developments; (vi) the possible imposition of non-U.S. taxes on income and gains and gross sales or other proceeds recognized with respect to such investments; (vii) differing and potentially less well-developed or

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well-tested corporate laws regarding stakeholder rights, creditors’ rights, (including the rights of secured parties), duties and the protection of investors; (viii) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (ix) political hostility to investments by foreign or private equity investors; and (x) less publicly available information.

In addition, the Master Fund invests from time to time in investments located in member states of the European Union (“EU”), including investments made in Spain (EU). In light of the continued and ongoing uncertainty in European debt markets as a result of past sovereign debt crises affecting some of the members of the EU and the unique political risks associated therewith, such investments may be subject to heightened risks or risks not associated with the foregoing. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Master Fund’s investments in euro-denominated securities and derivatives contracts and securities of issuers located in the EU or with significant exposure to EU issuers or countries.

Furthermore, issuers located in non-U.S. jurisdictions may be involved in restructurings, bankruptcy proceedings and/or reorganizations that are not subject to laws and regulations that are similar to the U.S. Bankruptcy Code and the rights of creditors afforded in U.S. jurisdictions. To the extent such non-U.S. laws and regulations do not provide the Master Fund with equivalent rights and privileges necessary to promote and protect its interest in any such proceeding, the Master Fund’s investments in any such issuer may be adversely affected. Additionally, certain countries in which the Master Fund may invest (such as emerging market countries) have in the past, and may in the future, experience political and social instability that could adversely affect the Master Fund’s investments in such countries. Such instability could result from, among other things, popular unrest associated with demands for improved political, economic and social conditions and popular unrest in opposition to government policies that facilitate direct foreign investment. Governments of certain of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The Master Fund generally does not intend to obtain political risk insurance. While the Investment Manager, where deemed appropriate, manages the Master Fund in a manner that minimizes exposure to the foregoing risks (although the Master Fund does not in the ordinary course expect to hedge currency risks), there can be no assurance that adverse developments with respect to such risks will not adversely affect the value or realization of the Master Fund’s non-U.S. investments.

The effectiveness of the judicial systems in countries in which the Master Fund invests varies; consequently, the Master Fund may find it difficult to effectively protect its interests or pursue claims in the courts of countries with less developed legal systems or commercial markets, as compared to the United States or other developed countries. The lack of sophistication and consistency with respect to foreclosure, bankruptcy, corporate reorganization or creditors’ rights in certain countries in which the Master Fund invests, as compared with the United States, may adversely impact the Master Fund’s ability to achieve its investment objectives.

UK Exit from the European Union (updated since previous disclosure date). The UK formally left the EU on January 31, 2020 (commonly known as “Brexit”), subject to a transition period that ended on December 31, 2020. During an 11-month transition period, the UK, including its businesses and people, abided by applicable EU rules, honored the UK’s trade relationships with EU countries, and prepared for the new post-Brexit rules which took effect on January 1, 2021.

Since the June 2016 referendum in the UK, global financial markets have experienced significant volatility due to the uncertainty around Brexit. There will likely continue to be considerable uncertainty as to the longer term economic, legal, political and social framework to be put in place between the UK and the EU, in particular as to the arrangements which will apply to its relationships with the EU and with other countries.

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This process and/or the uncertainty associated with it may adversely affect the return on investments economically tied to the UK (and consequently the Fund and the Master Fund). This may be due to, among other things: (i) increased uncertainty and volatility in UK, EU and other financial markets; (ii) fluctuations in asset values; (iii) fluctuations in exchange rates; (iv) increased illiquidity of investments located, listed or traded within the UK, the EU or elsewhere; (v) changes in the willingness or ability of financial and other counterparties to enter into transactions, or the price at which and terms on which they are prepared to transact; and/or (vi) changes in legal and regulatory regimes to which the Fund’s investments are or become subject.

Access to Non-Public Information Risk. As a result of the Investment Manager’s relationship with Blackstone, the Investment Manager may come into possession of material non-public information with respect to issuers in which Blackstone has, or may be considering making, an investment. As a result, the Investment Manager may be precluded from trading in the securities of those issuers, including those securities held by the Master Fund. This may result in the Master Fund retaining securities that the Investment Manager would otherwise sell on its behalf. It is also possible that the Master Fund will be restricted from trading in certain securities even when the Investment Manager has not received material non-public information. The Investment Manager and Blackstone have established “information wall” policies and procedures designed to limit the sharing of such information and, where the information is shared, to avoid any transactions while in possession of that information except to the extent consistent with applicable law. However, there can be no assurance that a violation of such policies and procedures will not occur and, in the event any unlawful trading was to occur, the Master Fund, the Fund, the Investment Manager, and their affiliates could be exposed to liability under the U.S. federal securities laws and the securities laws of other jurisdictions. The funds within the Blackstone real estate group and the Investment Manager are considered to be on the same side of the information wall; therefore, if such funds are restricted from trading securities of an issuer, the Master Fund may be similarly restricted.

Non-Controlling Equity Investments; Investments and Joint Ventures with Third Parties. With respect to the Master Fund’s non-controlling equity investments, the Master Fund may have a limited ability to protect its position in such investments. Subject to certain limitations, including those imposed by the 1940 Act, the Master Fund may also co-invest with third parties (or affiliated managers of other persons) with respect to specific investments or categories of investments through partnerships, joint ventures or other entities, thereby acquiring jointly-controlled or non-controlling interests in certain investments in conjunction with participation by one or more third parties in such investment (“JV Arrangements”). Although the Master Fund may not have full control over these investments and may therefore have a limited ability to protect its position therein, the Investment Manager expects that appropriate rights will be negotiated to protect the Master Fund’s interests. Nevertheless, such JV Arrangements may involve risks not present in investments where a third party is not involved, including the possibility that a third-party partner or co-venturer may have financial difficulties, resulting in a negative impact on such investment, may have economic or business interests or goals which are inconsistent with those of the Master Fund, or may be in a position to take (or block) action in a manner contrary to the Master Fund’s investment objective or the increased possibility of default by, diminished liquidity or insolvency of, the third party, due to a sustained or general economic downturn. Furthermore, such third party partners or co-ventures to JV Arrangements may provide services (such as asset management oversight services) similar to, and overlapping with, services provided by the Investment Manager, Other Blackstone Vehicles or their respective portfolio companies/entities, and, notwithstanding the foregoing, fees attributable to such services will not offset Management Fees.

Illiquid Portfolio Risk. In addition to the general lack of liquidity of the shares of the Master Fund, the liquidity of the Master Fund’s investments will generally fluctuate with, among other things, general market conditions, domestic and international political events, and developments or trends in a particular industry. The credit markets, including the CMBS market, have periodically experienced decreased liquidity on the

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primary and secondary markets during periods of market volatility. Such market conditions could re-occur and would impact the valuations of the Master Fund’s investments and impair the Investment Manager’s ability to sell securities. In addition, certain of the types of debt instruments in which the Master Fund invests in (e.g., mortgages, B-notes, mezzanine and other loans) are often illiquid and involve greater difficulty of recovery in the event of a default by the borrower. Moreover, certain of the Master Fund’s investments, including non-public investments such as those purchased pursuant to Rule 144A under the Securities Act, may become more illiquid after the initial acquisition for a variety of reasons, including general market conditions. In addition, in some cases the Master Fund is not able to sell its securities publicly unless their sale is registered under applicable securities laws (or unless an exemption from such registration requirements is available) and in other cases the Master Fund may be prohibited by contract or legal or regulatory reasons or Blackstone policies or procedures from selling certain securities for a period of time.

Refinancing Risk. To the extent permitted by applicable law, the Master Fund may from time to time seek to participate in investments relating to refinancings of securities held by Other Blackstone Vehicles. While it is expected that the participation of the Master Fund in connection with such transactions will be at arms’ length and on market/contract terms, such transactions may involve the partial or complete payoff of such securities (with the related proceeds being received by the applicable Other Blackstone Vehicles) and/or otherwise result in restructuring of terms and pricing relating to such existing securities with the borrowers thereof in respect of which such Other Blackstone Vehicle may receive refinancing proceeds and/or a retained interest in such securities in accordance with such restructuring arrangements, which will generally give rise to potential or actual conflicts of interest, which could adversely impact the Master Fund.

Uncertainty of Financial Projections; Projected Results. The Investment Manager may determine the suitability of investments based in part on the basis of financial projections for issuers underlying the Master Fund’s investments. Projections, forecasts and estimates are forward-looking statements and are based upon certain assumptions. In all cases, projections are only estimates of future results that are based upon assumptions made at the time that the projections are developed. There can be no assurance that the projected results will be obtained, and actual results may vary significantly from the projections. General economic conditions, which are not predictable, can have a material adverse impact on the reliability of such projections.

Bridge Financing Risk. The Master Fund may invest in bridge loans as part of its investment strategy. The Master Fund bears the risk of any changes in financing markets, which may adversely affect the ability of a borrower to refinance any bridge financings. If the borrower were unable to complete a refinancing, then the Master Fund could be left holding an unexpected long-term investment in a junior security or that junior security might be converted to equity. The Master Fund may make an investment with the intent of financing or otherwise reducing the Master Fund’s investment shortly after the closing of such investment. There can be no assurance that other transactions designed to reduce or leverage the Master Fund’s investment, or that terms of such financings will be attractive when closed. If the Master Fund is unable to complete such an anticipated transaction, its investments will be less diversified than intended. In addition, bridge financings may be secured by properties that are in transition or under “lease up.” There is a risk that completion of such transition or “lease up” of such properties will not occur. In that event, the Master Fund may be required to take possession of the property.

Credit Risk. The Master Fund could lose money if the borrower, issuer, or guarantor of a loan underlying a CMBS, loan or other investment, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. These risks are heightened with respect to issuers of high yield bonds.

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Foreclosure Risk. The Investment Manager may find it necessary or desirable to foreclose on certain of the loans or CMBS the Master Fund acquires, and the foreclosure process may be lengthy and expensive. The protection of the terms of the applicable loan, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests may not be adequate. Furthermore, claims may be asserted by lenders or borrowers that might interfere with enforcement of the Master Fund’s rights. Borrowers may resist foreclosure actions by asserting numerous claims, counterclaims and defenses against us, including, without limitation, lender liability claims and defenses, even when the assertions may have no basis in fact, in an effort to prolong the foreclosure action and seek to force the lender into a modification of the loan or a favorable buy-out of the borrower’s position in the loan. In some states, foreclosure actions can take several years or more to litigate. At any time prior to or during the foreclosure proceedings, the borrower may file for bankruptcy or its equivalent, which would have the effect of staying the foreclosure actions and further delaying the foreclosure process and potentially result in a reduction or discharge of a borrower’s debt. Foreclosure may create a negative public perception of the related property, resulting in a diminution of its value, and in the event of any such foreclosure or other similar real estate owned-proceeding, the Master Fund would also become the subject to the various risks associated with direct ownership of real estate, including environmental liabilities. Even if the Master Fund is successful in foreclosing on a loan, the liquidation proceeds upon sale of the underlying real estate may not be sufficient to recover our cost basis in the loan, resulting in a loss to us. Furthermore, any costs or delays involved in the foreclosure of the loan or a liquidation of the underlying property will further reduce the net proceeds and, thus, increase the loss.

Interest Rate Fluctuation Risk. The Master Fund’s investments include loans with both floating interest rates and fixed interest rates. Floating-rate investments earn interest at rates that adjust from time to time (typically monthly) based upon an index (typically one-month LIBOR). These floating-rate loans are insulated from changes in value specifically due to changes in interest rates; however, the coupons they earn fluctuate based upon interest rates (again, typically one-month LIBOR) and, in a declining and/or low interest rate environment, these loans will earn lower rates of interest and this will impact our operating performance. Fixed interest rate investments, however, do not have adjusting interest rates and the relative value of the fixed cash flows from these investments will decrease as prevailing interest rates rise or increase as prevailing interest rates fall, causing potentially significant changes in value. The Investment Manager employs various hedging strategies to limit the effects of changes in interest rates (and in some cases credit spreads), including engaging in interest rate swaps, caps, floors and other interest rate derivative products. The Investment Manager believes that no strategy can completely insulate the Master Fund from the risks associated with interest rate changes and there is a risk that they may provide no protection at all and potentially compound the impact of changes in interest rates. See “—Risks Associated with Hedging” above.

Lender Liability Risk. In recent years, a number of judicial decisions have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or stockholders. The Investment Manager cannot assure prospective shareholders that such claims will not arise or that the Master Fund will not be subject to significant liability if a claim of this type did arise.

Pricing Risk; Real Estate Valuation Risk. Price quotations of the Master Fund’s securities are generally provided by third-party pricing services and/or broker-dealers. When reliable price quotations for securities are available from multiple sources, the Investment Manager will use commercially reasonable efforts to use two or more quotations and will value such securities based on the average of the quotations obtained. The Investment Manager is ultimately responsible for the valuation of securities. There can be no assurance that the Investment Manager will be able to obtain such price quotations or sell the securities at the same price as

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the valuations. If third-party pricing services or broker-dealers do not provide quotations on an investment or, in limited circumstances, if the Investment Manager determines in good faith that such quotations are not reliable, the Master Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. In addition, the valuation of real estate generally, and of the collateral underlying the loans in which the Master Funds invests in particular, is inherently subjective due to, among other things, the individual nature of each property, its location, the expected future cash flows from that particular property and the valuation methodology adopted. There can be no assurance that any such valuations obtained will accurately reflect the value of such underlying collateral.

In addition, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the Master Fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the Master Fund’s NAV.

Excise Tax Risk. A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. There can be no assurance of the Fund’s excise tax liability.

Derivatives Risks. The Master Fund enters into derivatives transactions which may include, without limitation, total return swaps, credit default swaps, credit default swap indices (including mortgage-backed securities indices), interest rate swaps and other swap agreements, foreign currency exchange contracts, options contracts, futures contracts, options on futures contracts and forward contracts for investment, hedging or leverage purposes. The credit default swap indices in which the Master Fund may invest include the CMBX Index (a tradeable index referencing a basket of CMBS), the TRX Index (a tradeable index referencing total return swaps based on CMBS) or the ABX Index (a tradeable index referencing a basket of sub-prime MBS). In a credit default swap index, the buyer of protection is obligated to make ongoing payments to the seller of protection and in return the seller of protection is obligated to make a payment to the buyer of protection on a swap if a credit event occurs on one of the securities in the index. The size of the credit event payment is equal to what would have been paid on a single name credit default swap with respect to such security scaled down by that security’s weighting in the credit default swap index. The Master Fund’s use of derivative instruments may be speculative and involves investment risks and transaction costs to which the Master Fund would not be subject absent the use of these instruments, and the use of derivatives generally involves leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Master Fund’s initial investment in the derivatives. Thus, the use of derivatives may result in losses in excess of principal or greater than if they had not been used. The ability to successfully use derivative instruments depends on the ability of the Investment Manager. The skills needed to employ derivatives strategies are different from those needed to select portfolio security and, in connection with such strategies, the Investment Manager must make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. The use of derivative instruments may require the Master Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Master Fund can realize on an investment or may cause the Master Fund to hold a security that it might otherwise want to sell. The Master Fund may also have to defer closing out certain derivative positions to avoid adverse tax consequences and there may be situations in which derivative instruments are not elected that result in losses greater than if such instruments had been used. Amounts paid by the Master Fund as premiums and cash or other assets held in margin accounts with respect to the Master Fund’s derivative instruments would not be available to the Master Fund for other investment purposes, which may result in lost opportunities for gain. Changes to the derivatives markets as a result of the Dodd-

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Frank Act and other government regulation may also have an adverse effect on the Master Fund’s ability to make use of derivative transactions. On November 25, 2019, the SEC re-proposed a rule that would regulate the use of derivatives by registered investment companies. The new derivatives rule, if adopted, may impact the manner in which the Master Fund uses derivatives. In addition, the use of derivatives is subject to other risks, each of which may create additional risk of loss, including liquidity risk, interest rate risk, credit risk and management risk as well as the following risks:

∎

Correlation Risk. Imperfect correlation between the value of derivative instruments and the underlying assets of the Master Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Master Fund’s portfolio.

∎	Duration Mismatch Risk. The duration of a derivative instrument may be significantly different than the duration of the related liability or asset.

∎

Valuation Risk. The use of derivative instruments, including swaps, futures, forwards and options, may subject us to significant losses. The value of such derivatives also depends upon the price of the underlying asset, reference rate or index, which may also be subject to volatility. In addition, actual or implied daily limits on price fluctuations and speculative position limits on the exchanges or over-the-counter markets in which we may conduct our transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential of greater losses. In addition, significant disparities may exist between “bid” and “ask” prices for derivative instruments that are traded over-the-counter and not on an exchange.

∎

Liquidity Risk. Derivative instruments, especially when purchased in large amounts, may not be liquid in all circumstances, so that in volatile markets we may not be able to close out a position without incurring a loss.

∎

Counterparty Risk. Derivative instruments also involve exposure to counterparty risk, since contract performance depends in part on the financial condition of the counterparty. See “Counterparty Risk” below.

In addition, the Investment Manager may cause the Master Fund to invest in derivative instruments that are neither presently contemplated nor currently available, but which may be developed in the future, to the extent such opportunities are both consistent with the Master Fund’s investment objective and legally permissible. Any such investments may expose the Master Fund to unique and presently indeterminate risks, the impact of which may not be capable of determination until such instruments are developed and/or the Investment Manager determines to make such an investment on behalf of the Master Fund.

Reverse Repurchase Agreements Risk. The Master Fund uses reverse repurchase agreements as a form of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired from the proceeds received in connection with a reverse repurchase agreement may decline below the price of the securities underlying the reverse repurchase agreement that the Master Fund has sold but remains obligated to repurchase. Reverse repurchase agreements also involve the risk that the counterparty liquidates the securities delivered to it by the Master Fund under the reverse repurchase agreements following the occurrence of an event of default under the applicable MRA by the Master Fund. The buyer or lender of securities under a reverse repurchase agreement has broad discretion in determining the value of the repurchased securities. In addition, the market value of the securities subject to the repurchase agreement will decline from time to time. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Master Fund may be adversely affected. Furthermore, the Master Fund’s counterparties will, from time to time and based on the value determined by the lender, require the Master Fund to pledge additional collateral in the form of cash, securities or other forms of collateral under the terms of the MRA. The Master Fund does get margin called, and gets margin called more frequently during periods of market volatility, such as the

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events resulting from the outbreak of COVID-19. If the Master Fund is unable to provide such margin, the counterparties may sell the securities the Master Fund delivered as such sales may be at inopportune times or otherwise result in loss to the Master Fund. See “Contingent Liabilities Risk” below. Also, in entering into reverse repurchase agreements, the Master Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Master Fund’s NAV may decline, and, in some cases, the Master Fund may be worse off than if it had not used such instruments. The use of reverse repurchase agreements also increases the Master Fund’s Managed Assets, which in turn increases the management fee payable to the Investment Manager.

Segregation and Coverage Risk. Certain portfolio management techniques, such as, among other things, entering into swap agreements, using reverse repurchase agreements, futures contracts or other derivative transactions, may be considered senior securities under the 1940 Act unless steps are taken to segregate the Master Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities under current SEC guidance, in some cases the Master Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. In cases where the Master Fund does not cover such transactions, such instruments may be considered senior securities and the Master Fund’s use of such transactions will be required to comply with the restrictions on senior securities under the 1940 Act. The Master Fund may be unable to use segregated assets for certain other purposes, which could result in the Master Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent the Master Fund’s assets are segregated or committed as cover, it could limit the Master Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Counterparty Risk. The Master Fund is subject to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or our hedge counterparty in the case of over-the-counter (“OTC”) instruments) purchased by the Master Fund. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Master Fund’s counterparties with respect to their derivative transactions will affect the value of those instruments. By entering into derivatives, the Master Fund assumes the risks that theses counterparties could experience financial or other hardships that could call into question their continued ability to perform their obligations. In the case of a default by the counterparty, the Master Fund could become subject to adverse market movements while replacement transactions are executed. The ability of the Master Fund to transact business with any one or number of counterparties, the possible lack of a meaningful and independent evaluation of such counterparties’ financial capabilities, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Master Fund. Furthermore, concentration of derivatives in any particular counterparty would subject the Master Fund to an additional degree of risk with respect to defaults by such counterparty.

The Investment Manager evaluates and monitors the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial or other difficulties, the Master Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceedings. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Master Fund is owed this fair market value upon the termination of the derivative contract and its claim is unsecured, the Master Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying assets. The Master Fund may obtain only a limited recovery or may obtain no

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recovery at all in such circumstances. In addition, regulations that were adopted by prudential regulators in 2019 require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Master Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that such counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more categories may be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations (including, but not limited to, financial obligations and legal obligations to segregate margins collected by the clearing house) to the Master Fund. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation.

The Master Fund may, but need not, seek to mitigate certain credit risks with respect to the counterparties to its derivatives contracts by entering into a master agreement and a credit support annex with each counterparty in the form published by the International Swaps and Derivatives Association, Inc. (each such agreement, an “ISDA Master Agreement”), including through netting provisions contained in the ISDA Master Agreements and by contractually requiring counterparties to post collateral under the ISDA Master Agreements, when practicable.

Currency Risk. The Master Fund invests in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, and is therefore subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions intended to protect the Fund from decline in the value of foreign (non-U.S.) currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Master Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The Master Fund will compute, and expects to distribute, its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Master Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Master Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Master Fund converts the foreign currencies to U.S. dollars, the Master Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The value of an investment may fall substantially as a result of fluctuations in the currency of the country in which the investment is made as against the value of the U.S. dollar. The Investment Manager may (but is not obliged to) endeavor to manage currency exposures into U.S. dollars using appropriate hedging techniques where available and appropriate. The Master Fund is expected to incur costs related to currency hedging arrangements. There can be no assurance that adequate hedging arrangements will be available on an economically viable basis.

Many European countries have adopted a single European currency, the euro. Upon the adoption of the euro, the exchange rates of participating European countries were irrevocably fixed between the member countries.

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The euro has presented unique uncertainties for participating nations, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by some or all the countries that have already adopted its use. Recent political and economic issues have created uncertainty concerning the future of the euro and the impact if one or more countries leave the eurozone. These or other events, including political and economic developments, could cause market disruptions and could adversely affect the value of investments held by the Master Fund. Because of the number of countries using this single currency, a significant portion of the non-U.S. investments held by the Master Fund may be denominated in euros.

Since it may invest in securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of securities in the Master Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Master Fund’s portfolio investments resulting from currency fluctuations, the Master Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Master Fund desire immediately to resell that currency to the dealer. The Master Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or in the derivatives markets, including through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Commodities Regulation. CFTC Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit the Investment Manager to claim this exclusion with respect to the Master Fund, the Master Fund limits its transactions in certain futures, options on futures and swaps deemed “commodity interests” under CFTC rules (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish such futures, options on futures and swaps do not exceed 5% of the liquidation value of the Master Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of such futures, options on futures and swaps does not exceed 100% of the liquidation value of the Master Fund’s portfolio, after taking into account unrealized profits and losses on such positions. In addition to meeting one of the foregoing trading limitations, the Fund and the Master Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. Accordingly, the Master Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC. If the Investment Manager was unable to claim the exclusion with respect to the Master Fund, the Investment Manager would become subject to registration and regulation as a commodity pool operator, which would subject the Investment Manager and the Master Fund to additional registration and regulatory requirements and increased operating expenses.

Short Sales Risk. The Master Fund’s use of short sales for investment and/or risk management purposes subjects it to risks associated with selling short. The Master Fund may engage in short sales where it does not own or have the right to acquire the security sold short. The Master Fund’s loss on a short sale theoretically could be unlimited in a case where the Master Fund is unable, for whatever reason, to close out its short position.

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The Master Fund’s short selling strategies may limit its ability to benefit from increases in the markets. In connection with short sales, the Master Fund segregates liquid assets, enters into offsetting transactions or owns positions covering its obligations; however, such segregation and cover requirements will not limit or offset losses on related positions. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Master Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Master Fund. Finally, SEC, FINRA, or other regulations relating to short selling may restrict the Master Fund’s ability to engage in short selling.

Contingent Liabilities Risk. Entering into derivative contracts in order to pursue the Master Fund’s various hedging strategies could require the Master Fund to fund cash payments in the future pursuant to such contracts under certain circumstances, including an event of default or other early termination event, or the decision by a counterparty to request margin in the form of cash, securities or other forms of collateral under the terms of the derivative contract or under applicable margin rules. The Master Fund’s ability to fund these payment or collateral obligations will depend on the liquidity of the Master Fund’s assets and access to capital at the time, and the need to fund these obligations could adversely impact the Master Fund’s ability to maintain its investment levels and its financial condition.

General Legal, Tax and Regulatory Risks. The Master Fund’s investment program is subject to a variety of legal, tax and regulatory risks. For example, from time to time the market for real estate debt transactions has been adversely affected by a decrease in the availability of senior and subordinated financing for transactions, in part in response to regulatory pressures on providers of financing to reduce or eliminate their exposure to such transactions, which may adversely affect the ability of the Investment Manager to effectively achieve the Master Fund’s investment objectives. In addition, government counterparties or agencies may have the discretion to change or increase laws or regulations applicable to issuers or to implement laws or regulations affecting an issuer’s operations, separate from any contractual rights it may have. An issuer could also be adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such issuer. Governments have considerable discretion in implementing regulations, including, for example, the possible imposition or increase of taxes on income earned by a portfolio issuer or gains recognized by the Master Fund on its investment in such portfolio issuer, that could impact a portfolio issuer’s business as well as the Master Fund’s return on its investment with respect thereto.

The Investment Manager believes that significant changes in the regulatory environment and institutional risk tolerance have reduced many lenders’ lending capacity and appetite for commercial real estate debt investments. Among the factors that the Investment Manager expects will continue to limit lending and increase debt costs for traditional financing sources are the Dodd-Frank Act and Basel III with provisions for higher bank capital charges on certain types of real estate loans, and enhanced risk-retention requirements for CMBS that may increase securitization costs and reduce competition from CMBS lenders.

In addition, as a registered investment company under the 1940 Act, the Master Fund is subject to certain limitations relating to co-investments or joint transactions with affiliates, which has and likely will in the future in certain circumstances limit the Master Fund’s ability to make investments alongside the other BREDS Vehicles. There can be no assurance that such regulatory restrictions will not adversely affect the Master Fund’s ability to capitalize on attractive real estate-related debt instruments.

Furthermore, prospective shareholders should note that the outcomes of the recent U.S. presidential and other elections and referenda create uncertainty with respect to legal, tax and regulatory regimes. Any significant changes in, among other things, economic policy (including with respect to interest rates and foreign trade), the regulation of the asset management industry, tax law, immigration policy and/or government entitlement programs could have a material adverse impact on the Master Fund and its investments.

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Summary of Updated Information

Regarding the Funds (Continued)

December 31, 2020 (Unaudited)

Operational Risk. The Master Fund depends on the Investment Manager and other service providers (including, but not limited to, Fund and Master Fund accountants, custodians, transfer agents and administrators) to develop the appropriate systems and procedures to control operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked, evaluated or accounted for or other similar disruption in the Master Fund’s operations may cause the Master Fund to suffer financial losses, the disruption of its business, liability to third parties, regulatory intervention or damage to its reputation. The Master Fund depends on the Investment Manager and other service providers to develop the appropriate systems and procedures to control operational risk. The Master Fund’s business is highly dependent on its ability to process, on a daily basis, transactions across various markets. Consequently, the Master Fund relies heavily on its financial, accounting and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Master Fund’s ability to properly manage the portfolio. Generally, the Investment Manager and other service providers will not be liable to the Master Fund for losses incurred due to the occurrence of any such errors.

The Master Fund is subject to the risk that its trading orders may not be executed in a timely and efficient manner due to various circumstances, including, without limitation, systems failure or human error. As a result, the Master Fund could be unable to achieve the market position selected by the Investment Manager or might incur a loss in liquidating its positions. Since some of the markets in which the Master Fund may effect transactions are over-the-counter or interdealer markets, the participants in such markets are typically not subject to credit evaluation or regulatory oversight comparable to that which members of exchange based markets are subject. The Master Fund is also exposed to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions, thereby causing the Master Fund to suffer a loss.

Cyber-Security Risk and Identity Theft Risks. Cyber security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and are expected to continue to increase in frequency in the future. The Investment Manager and its affiliates are highly dependent on Blackstone’s information systems and technology. The Investment Manager and its affiliates and their portfolio entities and service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators), and/or the issuers of securities in which the Master Fund invests may be vulnerable to damage or interruption from cyber security breaches, computer viruses and other malicious code, diverted or otherwise stolen funds, network failures, computer and telecommunication failures, infiltration by unauthorized persons and other security breaches, usage errors or malfeasance by their respective professionals or service providers, power, communications or other service outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes.

Cyberattacks and other security threats could originate from a wide variety of external sources, including cyber criminals, nation state hackers, hacktivists and other outside parties. Cyberattacks and other security threats could also originate from the malicious or accidental acts of insiders, such as employees or third-party agents and consultants of Blackstone, the Investment Manager or the Fund, Blackstone Real Estate Income Fund II (“BREIF II”, and together with the Fund and the Master Fund, the “BREIF Funds”) or the Master Fund. There has been an increase in the frequency and sophistication of the cyber and security threats the Investment Manager faces, with attacks ranging from those common to businesses generally to those that are more advanced and persistent, which may target the Investment Manager because, as an alternative asset management firm, the Investment Manager holds a significant amount of confidential and sensitive information about its investors, its portfolio companies and potential investments. As a result, the Investment Manager may face a heightened risk of a security breach or disruption with respect to this information. There can be no assurance that measures the Investment Manager takes to ensure the integrity of its systems will provide protection, especially because cyberattack techniques used change frequently or are not recognized until successful. If unauthorized parties gain access to such information and technology systems, or if

47

Summary of Updated Information

Regarding the Funds (Continued)

December 31, 2020 (Unaudited)

personnel abuse or misuse their access privileges, they may be able to steal, publish, delete or modify private and sensitive information, including nonpublic personal information and material nonpublic information.

Although the Investment Manager has implemented, and portfolio entities and service providers may implement, various measures to manage risks relating to these types of events, such measures could be inadequate and, if compromised, information and technology systems could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. The Investment Manager does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Investment Manager, the Master Fund and/or a portfolio entity, each of whom could be negatively impacted as a result. Even with sophisticated prevention and detection systems, breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified, potentially resulting in further harm and preventing appropriate remediation. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Investment Manager’s, its affiliates’, the Master Fund’s and/or a portfolio entities’ operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to shareholders, material nonpublic information and the intellectual property and trade secrets and other sensitive information in the possession of the Investment Manager and/or portfolio entities. The Investment Manager’s, the Master Fund’s and/or a portfolio company/entity could be required to make a significant investment to remedy the effects of any such failures, harm to their reputations, legal claims that they and their respective affiliates may be subjected to, regulatory action or enforcement arising out of applicable privacy and other laws, adverse publicity and other events that may affect their business and financial performance. When such issues are present with regard to the issuer of securities in which the Master Fund invests, the Master Fund’s investment in those securities may lose value.

The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. In addition, the Master Fund could also suffer losses in connection with updates to, or the failure to timely update, Blackstone’s and the Investment Manager’s information systems and technology. The Investment Manager and Blackstone have become increasingly reliant on third-party service providers for certain aspects of their businesses, including for the administration of certain funds, as well as for certain information systems and technology, including cloud-based services. These third-party service providers could also face ongoing cyber security threats and compromises of their systems and as a result, unauthorized individuals could gain access to certain confidential data.

Cybersecurity has become a top priority for regulators around the world. Many jurisdictions in which the Investment Manager operates have laws and regulations relating to data privacy, cybersecurity and protection of personal information, including, as examples, the General Data Protection Regulation in the EU that went into effect in May 2018 and the California Consumer Privacy Act that went into effect in January 2020. Some jurisdictions have also enacted laws requiring companies to notify individuals and government agencies of data security breaches involving certain types of personal data. Breaches in security, whether malicious in nature or through inadvertent transmittal or other loss of data, could potentially jeopardize the Investment Manager, its employees’ or the Master Fund’s investors’ or counterparties’ confidential, proprietary and other information processed and stored in, and transmitted through, the Investment Manager’s computer systems and networks, or otherwise cause interruptions or malfunctions in its, its employees’, the Master Fund’s investors’, the Master Fund’s counterparties’ or third parties’ business and operations, which could result in significant financial losses, increased costs, disruption of the Investment Manager’s business, liability to the Master Fund’s investors and other counterparties, regulatory intervention or reputational damage. Furthermore, if the Investment Manager fails to comply with the relevant laws and regulations or fail to provide the appropriate regulatory or other notifications of breach in a timely matter, it

48

Summary of Updated Information

Regarding the Funds (Continued)

December 31, 2020 (Unaudited)

could result in regulatory investigations and penalties, which could lead to negative publicity and reputational harm, and may cause the Master Fund’s investors and clients to lose confidence in the effectiveness of its security measures.

The Master Fund’s portfolio companies also rely on data processing systems and the secure processing, storage and transmission of information, including payment and health information. A disruption or compromise of these systems could have a material adverse effect on the value of these businesses.

Finally, Blackstone’s, the Investment Manager’s and the BREIF Funds’ (as applicable) technology, data and intellectual property and the technology, data and intellectual property of their respective portfolio companies are also subject to a heightened risk of theft or compromise to the extent Blackstone and the Investment Manager and their respective portfolio companies engage in operations outside the United States, in particular in those jurisdictions that do not have comparable levels of protection of proprietary information and assets such as intellectual property, trademarks, trade secrets, know-how and customer information and records. In addition, Blackstone and the Investment Manager and their respective portfolio companies may be required to compromise protections or forego rights to technology, data and intellectual property in order to operate in or access markets in a foreign jurisdiction. Any such direct or indirect compromise of these assets could have a material adverse impact on Blackstone and the Investment Manager and their respective portfolio companies.

General Market and Economic Conditions Risk. The real estate industry generally and the success of the Master Fund’s investment activities in particular will both be affected by global and national economic and market conditions generally. These factors may affect the level and volatility of real estate prices and real estate-related debt investment prices, which could impair the Master Fund’s profitability or result in losses. In addition, general fluctuations in the market prices of securities and interest rates may affect the Master Fund’s investment opportunities and the value of its investments. The Master Fund’s financial condition may be adversely affected by a significant economic downturn and it may be subject to legal, regulatory, reputational and other unforeseen risks that could have a material adverse effect on the Master Fund’s businesses and operations (including the Investment Manager).

A depression, recession or slowdown in the U.S. real estate market or one or more regional real estate markets, and to a lesser extent, the global economy (or any particular segment thereof) would have a pronounced impact on the Fund, the value of the Master Fund’s assets and its profitability, impede the ability of the Master Fund’s assets to perform under or refinance their existing obligations, and impair the Master Fund’s ability to effectively deploy its capital or realize upon investments on favorable terms. The Fund would also be affected by any overall weakening of, or disruptions in, the financial markets. Any of the foregoing events could result in substantial losses to its business, which losses will likely be exacerbated by the presence of leverage in the Fund’s capital structure or its investments’ capital structures.

Force Majeure Risk. The Master Fund may be affected by force majeure events (e.g., acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, epidemic/pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force majeure events could adversely affect the ability of the Master Fund or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Master Fund. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting the Master Fund. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Master Fund if an investment is affected, and any compensation provided by the relevant government may not be adequate.

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Summary of Updated Information

Regarding the Funds (Continued)

December 31, 2020 (Unaudited)

Epidemic and Pandemic Risk. Certain countries have been susceptible to epidemics/pandemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics/pandemics, together with any resulting restrictions on travel or quarantines imposed, have a negative impact on the economy and business activity globally (including in the countries in which the Master Fund invests), and thereby will adversely affect the performance of the Master Fund’s investments. Furthermore, the rapid development of epidemics/pandemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to the Master Fund and the performance of its investments.

COVID-19 Risk (updated since previous disclosure date). Beginning in the first quarter of 2020, there was a global outbreak of a novel coronavirus COVID-19, which has spread to over 100 countries, including the United States, and has spread to every state in the United States. The World Health Organization has designated COVID-19 as a pandemic, and numerous countries, including the United States, have declared national emergencies with respect to COVID-19. The global impact of the outbreak has been widespread and many countries have reacted by instituting quarantines and restrictions on travel, closing financial markets and/or restricting trading, and limiting operations of non-essential businesses. Such actions have created disruption in global supply chains and are adversely impacting many industries. Although vaccines for COVID-19 are being made available to the general public in the U.S. and around the world, it will take time for the vaccine to materially affect the spread of the virus and the outbreak could have a continued adverse impact on economic and market conditions.

The outbreak of COVID-19 has had and may in the have a material adverse impact on the Master Fund’s financial condition, results of operations and NAV, and the Fund’s liquidity, among other things. Although many or all facets of the Fund and the Master Fund’s business have been or could in the future be impacted by COVID-19, the Investment Manager currently believes the following impacts to be among the most important to the Fund:

∎

COVID-19 could have a significant long-term impact on the broader economy and the commercial real estate market generally, which would negatively impact the value of the assets collateralizing the Master Fund’s investments. The fair value of the Master Fund’s investments has significantly decreased since the outbreak of COVID-19 and may continue to decrease, in turn decreasing the Fund’s NAV per share and contributing to the Fund’s recent negative performance. These investments are valued on a mark-to-market basis and have faced market pressure caused by general economic uncertainty and market dislocation. Additionally, certain of the Master Fund’s investments are collateralized by hospitality and retail assets, and these sectors have been particularly negatively impacted by the pandemic due to quarantines and travel/use restrictions leading to significantly reduced hotel stays and, in some cases, suspension of operations. While the Investment Manager believes the principal amount of the Master Fund’s real estate debt investments are generally adequately protected by underlying value, there can be no assurance that the Master Fund will realize the entire principal value of certain investments. Furthermore, the interest payments generated by such investments are supported by the hotel operating revenues or rental payments received/generated by the borrower on underlying properties. While, subject to certain limitations, the master servicer of a securitization trust is responsible for making certain monetary advances if the borrower defaults on its payment obligations, it is expected that such payments will be missed for some underlying properties and there is no guarantee that the master servicer will be willing or able to make such advances, which would result in lost income on the Master Fund’s real estate debt investments. The special servicer of a securitization trust may also exercise, or be required to exercise, its appraisal rights over the value of the property securing the loan and dispose of such property.

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Summary of Updated Information

Regarding the Funds (Continued)

December 31, 2020 (Unaudited)

∎

The Master Fund has reverse repurchase agreements with numerous lenders and has been obligated to pledge additional collateral pursuant to such agreements. If the Master Fund does not have the funds available to make required payments, it would likely result in defaults and potential loss of assets to the lenders unless the Master Fund is able to raise the funds from alternative sources, including by selling or financing assets or raising capital (“liquidity sources”), each of which the Master Fund may be required to do under adverse market conditions or at an inopportune time or on unfavorable terms, or may be unable to do at all. COVID-19 has made it very difficult for businesses generally, including the Master Fund, to obtain new financing and to the extent the Master Fund is able to find financing, the terms of such financing are not expected to be as attractive as what the Master Fund would have been able to obtain prior to this pandemic. Pledging additional collateral or otherwise paying down facilities to satisfy the Fund and the Master Fund’s lenders and avoid potential margin calls would reduce the Fund and the Master Fund’s cash available to meet subsequent margin calls as well as make other, higher-yielding investments, thereby decreasing the Fund’s liquidity, investment return, available cash, net income and ability to implement the Fund’s investment strategy. If the Master Fund cannot meet lender requirements related to margin calls, the counterparty could accelerate the Master Fund’s indebtedness, which would materially and adversely affect the Fund and the Master Fund’s financial condition and ability to implement their investment strategy.

∎

COVID-19 will reduce the availability of liquidity sources, but the Fund’s requirements for liquidity, including margin calls, likely will not be commensurately reduced. The lack of liquidity has resulted in the Board, upon the recommendation of the Investment Manager and for the first time in each case, not declaring a distribution for the first quarter of 2020 and recommending that the Fund does not conduct a tender offer to repurchase the Fund’s shares for the second quarter of 2020. Additionally, the Fund has experienced and may continue to experience a decrease in new subscriptions for its shares. These developments could result in the Fund having insufficient liquid assets to cover its obligations and be required to treat such obligations as borrowings under the 1940 Act. These factors may adversely impact the Fund’s future liquidity, which will make it more difficult for the Fund to fund new investments, fund distributions to its shareholders, make tender offers and meet the Fund’s other obligations. See “Risk Factors—Liquidity Risks, —Illiquid Portfolio Risk, —Operating and Financial Risks of Issuers; Underlying Default Risk across Capital Structures, —Risks Associated with Interest Shortfalls and—Reverse Repurchase Agreements Risk.”

∎

Interest rates and credit spreads have been significantly impacted since the outbreak of COVID-19. This can result in volatile changes to the fair value of the Master Fund’s real estate debt investments and liabilities as well as to the interest obligations on the Master Fund’s floating-rate debt and fair value of the Master Fund’s fixed rate liabilities, which could result in an increase to the Fund’s interest expense.

The immediately preceding outcomes are those the Investment Manager considers to be the most material as a result of the pandemic. The Master Fund has also experienced and may experience other negative impacts to its business as a result of the pandemic that could exacerbate other risks described in this Annual Report, including:

∎	the Master Fund’s investments may require restructuring or reorganizations that involve additional capital from the Master Fund and/or that result in greater risks and losses to the Master Fund;

∎	risks associated with the Master Fund’s investments in CMBS, CLOs, and other similar structured finance investments;

∎	operational impacts on the Investment Manager and other third-party advisors, service providers, vendors and counterparties, including master and special servicers of CMBS trusts, pricing sources,

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Summary of Updated Information

Regarding the Funds (Continued)

December 31, 2020 (Unaudited)

the administrator, lenders and other providers of financing, brokers and other counterparties that the Master Fund purchases and sells assets to and from, and derivative counterparties;

∎

limitations on the Fund and the Master Fund’s ability to ensure business continuity in the event the Investment Manager, or other third-party advisors’ and service providers’, continuity of operations plan is not effective or improperly implemented or deployed during a disruption;

∎	the availability of key personnel of the Investment Manager and other service providers as they face changed circumstances and potential illness during the pandemic;

∎	difficulty in valuing the Master Fund’s assets. See also “Risk Factors— Pricing Risk; Real Estate Valuation Risk”;

∎	limitations on the Master Fund’s ability to raise new capital in its ongoing offerings;

∎

limitations on the Fund’s ability to make distributions to shareholders and/or to comply with the requirements to maintain the Fund’s status as a RIC due to material adverse impacts on its cash flows from operations or liquidity; and

∎

limitations on the Fund’s ability to conduct tender offers, including if increased demand for repurchases exceeds the limits of any tender offer, the Fund lacks readily available funds to make or meet tender offers or the Fund needs to maintain liquidity for its operations.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the Master Fund and the performance of their investments. While certain geographies have to date experienced relatively low infection levels and disruption to businesses, others have experienced consistently high or accelerating levels. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown. COVID-19 and the current financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund and the Master Fund’s performance, financial condition, results of operations and the Fund’s ability to pay distributions and make share repurchases.

Indemnification; Absence of Recourse. The Fund will be required to indemnify the Board of Trustees, the Investment Manager, their affiliates, and each of their respective members, officers, directors, employees, shareholders, partners, and certain other persons who serve at the request of the Board of Trustees or the Investment Manager on behalf of the Fund for liabilities incurred in connection with the affairs of the Fund. Such liabilities may be material and have an adverse effect on the returns to the shareholders. The indemnification obligation of the Fund would be payable from the assets of the Fund. It should be noted that the Board of Trustees may cause the Fund to purchase insurance for the Fund, the Board of Trustees, the Fund and its officers.

Service Provider Risk. The Fund and the Master Fund are dependent on third-party service providers in connection with their respective operations. To the extent such service providers fail effectively to satisfy their obligations to the Fund or Master Fund, respectively, there may be a material adverse impact on the Fund’s or Master Fund’s operations. In addition, the Fund and the Master Fund may be required to indemnify such service providers for liabilities incurred in connection with the affairs of the Fund or Master Fund. Such liabilities may be material and have an adverse effect on the returns to the shareholders. The indemnification obligation of the Fund or the Master Fund would be payable from the assets of the Fund or Master Fund, respectively.

52

Summary of Updated Information

Regarding the Funds (Continued)

December 31, 2020 (Unaudited)

Tax Risks of Investing in the Fund. The Fund has qualified to be treated as a RIC under the Code, which generally relieves the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to continue to so qualify and be eligible for treatment as a RIC, the Fund must, among other things, satisfy diversification, gross income and distribution requirements. (See “Tax Considerations” below.)

There can be no assurance that the Fund generally will be able to maintain its qualification and eligibility for treatment as a RIC. If the Fund were to fail to qualify for treatment as a RIC in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income even if such income were distributed to its shareholders, and all distributions out of earnings and profits (including any distributions of net capital gain) would be taxed to shareholders as ordinary dividend income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. Disqualification as a RIC by the Fund could have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.

The Fund’s intention to continue to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or can require it to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to shareholders.

PORTFOLIO MANAGER INFORMATION (Feeder Fund I, Feeder Fund II and Master Fund)

Since the prior disclosure date, there have been no changes in the Fund’s portfolio managers.

FUND ORGANIZATIONAL STRUCTURE (Feeder Fund I, Feeder Fund II and Master Fund)

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund.

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Board Approval of the Continuance of the Investment Management Agreements

At a joint meeting of the Boards of Trustees (collectively, the “Board” and each member thereof, a “Trustee”) of the Blackstone Real Estate Income Master Fund (the “Master Fund”), Blackstone Real Estate Income Fund (“Feeder Fund I”) and Blackstone Real Estate Income Fund II (“Feeder Fund II,” and together with Feeder Fund I, the “Feeder Funds,” and collectively with Feeder Fund I and the Master Fund, the “Funds”) held on December 3, 2020 (the “Contract Renewal Meeting”), the Board, including the Trustees who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”), considered and unanimously approved the continuation of the Investment Management Agreements (the “Feeder Agreements”) between each Feeder Fund and Blackstone Real Estate Income Advisors L.L.C. (the “Investment Manager”), and the continuation of the Investment Management Agreement (the “Master Agreement,” and, with each Feeder Agreement, an “Agreement,” and collectively, the “Agreements”) between the Master Fund and the Investment Manager, with such continuations to last through the earlier of January 24, 2022 or the Funds’ dissolution. On July 10, 2020, the Board approved the Investment Manager’s recommendation that an orderly wind down and dissolution of the Funds would be in the best interest of the Funds’ shareholders (“Shareholders”). The Shareholders approved the wind down and dissolution of the Funds on October 15, 2020.

To assist in its consideration, prior to the Contract Renewal Meeting, the Independent Trustees, through their independent legal counsel (“Independent Counsel”) had requested, received and considered information (the “Contract Renewal Information”) about the Investment Manager, as well as the advisory arrangements for the Funds, certain portions of which are discussed below. The Board’s evaluation took into account this information and the information it received throughout the year, and also reflected the knowledge and familiarity gained as members of the Board with respect to the services provided to the Funds by the Investment Manager. The membership of the Boards of Trustees of the Funds is identical.

In advance of the Contract Renewal Meeting, the Board received a memorandum prepared by counsel to the Funds discussing its responsibilities in connection with the proposed continuation of the Agreements. Prior to the Contract Renewal Meeting, the Independent Trustees met in executive session with Independent Counsel, at which no representatives of the Investment Manager or Fund management were present and reviewed the Contract Renewal Information and discussed the proposed continuation of each Agreement, including particularly in light of the pending wind-down and dissolution of the Funds. At the Contract Renewal Meeting, there was additional discussion with the Investment Manager regarding the Contract Renewal Information, the terms of the Agreements, the operations of the Funds, and other relevant considerations, including particularly related to the wind-down and dissolution of the Funds. In evaluating the Agreements, the Board took into account the wind-down and dissolution of each Fund, the “master-feeder” structure and the fact that the Investment Manager serves as investment adviser to each Fund. On the basis of all of these discussions, the Board, including all of the Independent Trustees, unanimously determined that renewal of each Agreement would be consistent with the interests of each Fund’s shareholders on the basis of the following factors, among others:

Nature, Quality, and Extent of the Services

The Trustees reviewed the investment objectives and policies of the Funds with the Investment Manager and the qualifications, backgrounds and responsibilities of the senior personnel of the Funds, including the Investment Manager’s portfolio management team who are primarily responsible for the day-to-day management of the Funds, including their wind-down. The Board noted that the Feeder Funds pursue their investment objectives through the investment of substantially all of their investable assets in the Master Fund as part of a “master-feeder” structure. The Trustees also discussed the Investment Manager’s operations and financial condition, including the Investment Manager’s (1) ability to attract and retain key personnel; (2) focus on analysis of real estate securities and real estate investments; (3) investment approach

54

and commitment to investment principles; (4) investment in and commitment to personnel, including research, risk management, and portfolio management analytics; (5) compliance efforts; and (6) coordination and oversight of, and interaction with, the Funds’ service providers. The Board also noted that the Investment Manager provides the Funds with regulatory, compliance and certain administrative services, office facilities and officers (including the chief executive, chief financial, chief legal, and chief compliance officers).

In reaching its determinations regarding continuation of each Agreement, the Board took into account the Investment Manager’s commitment to manage the Funds in a manner beneficial to shareholders during the Funds’ wind-down and dissolution, with the same quality of investment management and related services as provided in the past.

Fund Performance, Fees and Expenses, Profitability and Economies of Scale

In connection with the planned dissolution of the Funds, the Board took note of the fact that the Investment Manager has agreed, effective as of November 2020 through the remaining life of the Funds, to waive any management and incentive fees paid to it by the Master Fund and Feeder Funds pursuant to their respective Agreements. Accordingly, in light of that waiver and the pending dissolution of the Funds, the Board did not consider the Funds’ fees and expenses. Likewise, the Board also determined that it was not necessary to consider the Funds’ performance considering that the Investment Manager is winding-down the Funds’ portfolios to accomplish their dissolution. Finally, given that the Funds will be dissolved, the Board did not consider whether economies of scale might be achieved.

Other Benefits

The Trustees discussed other benefits that the Investment Manager may receive from the Funds during the period prior to the Funds’ dissolution. The Trustees noted the Investment Manager indicated it does not receive significant ancillary benefits as a result of its relationship with the Funds and that the Investment Manager does not realize or utilize “soft dollar” benefits from its relationship with the Funds. The Board concluded that other benefits derived by the Investment Manager from its relationship with the Funds, to the extent such benefits were identifiable or determinable, were reasonable in light of the nature, quality and scope of investment management and other services provided to the Funds by the Investment Manager and the costs of providing such services, including in light of the pending dissolution of the Funds.

Conclusion

The Board, including all of the Independent Trustees, concluded in light of the factors described above and other factors that the Board deemed relevant, that continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders, and unanimously voted to continue the Agreements through the earlier of January 24, 2022 or the date of the Funds’ dissolution. No single factor was identified by the Board as the principal factor in determining whether to approve continuation of each of the Agreements and each Board member may have attributed different weights to various factors.

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Blackstone

Blackstone Registered Funds

Privacy Notice

Rev August 2020

FACTS	WHAT DOES BLACKSTONE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

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The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

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How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Blackstone share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

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For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No

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For nonaffiliates to market to you	No	We don’t share

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If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

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Questions?	Email us at PrivacyQueries@Blackstone.com or go to www.blackstone.com/privacy.

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Mail to:	Attention: Data Policy and Strategy Officer, Legal & Compliance The Blackstone Group 345 Park Avenue New York NY 10154
Who we are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Real Estate Income Master Fund, Blackstone Real Estate Income Trust, Inc., Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, Blackstone Private Credit Fund and the Blackstone Credit Funds, consisting of Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund and Blackstone Secured Lending Fund
What we do
How does Blackstone protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Blackstone collect my personal information?

We collect your personal information, for example, when you

∎   open an account or give us your income information

∎   provide employment information or give us your contact information

∎   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

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Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes—information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Blackstone name, financial companies such as Blackstone Alternative Credit Advisors LP, Strategic Partners Fund Solutions, and our affiliates listed in Appendix A to our Online Privacy Notice at www.blackstone.com/privacy.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Blackstone does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Our joint marketing partners include financial services companies.
Other Important Information

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GDPR PRIVACY STATEMENT

Blackstone Real Estate Income Fund

Blackstone Real Estate Income Fund II

Blackstone Real Estate Income Master Fund

INVESTOR DATA PRIVACY NOTICE

1. Why are you seeing this notice?

∎

You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the Fund) managed or advised by investment advisers that are subsidiaries of The Blackstone Group Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).

∎

We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the Data Privacy Notice) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).

∎

“Personal Data” has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information that relates to, describes, identifies or can be used, directly or indirectly, to identify an individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).

∎

We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’/anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

2. Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, operations and entities globally, including as described at this link: https://www.blackstone.com/privacy#appendixA.

∎

For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).

∎	Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

∎

Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.

∎

We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, our contact details are below.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a “data controller”. In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law.

Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

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3. What Personal Data do we collect about you?

The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment.

The Personal Data collected about you will help us to provide you with a better service and facilitate our business relationship.

We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

As a result of our relationship with you as an investor, in the past 12 months we may have collected Personal Data concerning you in the following categories:

a)

Identifiers (e.g., real name, alias, postal address, email address, social security or driver’s licence number, government ID, signature, telephone number, education, employment, employment history, financial information, including tax-related information/codes and bank account details, information used for monitoring and background checks to comply with laws and regulations, including ‘know your client’, anti-money laundering, and sanctions checks, online registration details, and other contact information);

b)	Sensitive/protected characteristic information (e.g., age/date of birth, nationality, citizenship, country of residence, gender, and other information used to comply with laws and regulations);

c)

Commercial information (e.g., assets, income, transaction and investment history, accounts at other institutions, financial positions/returns, information concerning source of funds and any applicable restrictions on your investment such as political exposure or sanctions);

d)	Internet or other network activity (e.g., browsing or search history, information regarding interaction with an internet website, application, or advertisement, online identifiers such as cookies);

e)

Sensory and surveillance data (e.g., recordings of telephone calls where permitted or required by law, video (surveillance) recordings, closed-circuit television (CCTV) images and recordings, and other records of your interactions with us or our service providers, including electronic communications);

f)	Professional or employment-related information (e.g., current or past job history); and

g)

Inferences drawn from other personal information (e.g., profiles reflecting preferences and trends, based on information such as assets, investment experience, risk tolerance, investment activity, and transaction history).

4. Where do we obtain your Personal Data?

We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

WHAT	HOW
1 Personal Data that you give us

∎   from the forms and any associated documentation that you complete when subscribing for an investment, shares, interests, and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving licence, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s), and financial-related data (such as returns and financial positions)

∎   when you provide it to us in correspondence and conversations, including electronic communications such as email and telephone calls

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WHAT	HOW

∎   when you make transactions with respect to the Fund

∎   when you interact with our online platforms and websites (such as bxaccess.com)

∎   when you purchase securities from us and/or tell us where to send money

∎   from cookies, web beacons, and similar interactions when you or your devices access our sites

∎   when we need to identify you and/or complete necessary security checks, where you visit one of our buildings or attend meetings. This can include form of ID, and your image for CCTV purposes.

2 Personal Data that we obtain from others

We obtain Personal Data from:

∎   publicly available and accessible directories and sources

∎   bankruptcy registers

∎   tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

∎   governmental and competent regulatory authorities to whom we have regulatory obligations

∎   credit agencies

∎   fraud prevention and detection agencies/organisations

∎   transaction counterparties

5. Why do we process your Personal Data?

We may process or disclose your Personal Data for the following reasons:

WHY	HOW
1 Contract

It is necessary to perform our contract with you to:

∎   administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares or interests) in our Funds

∎   meet the resulting contractual obligations we have to you

∎   facilitate the continuation or termination of the contractual relationship between you and the Fund

∎   facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

2 Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

∎   undertake our client and investor due diligence, and on-boarding checks

∎   carry out verification, ‘know your client’, terrorist financing, sanctions, and anti-money laundering checks

∎   verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

∎   comply with requests from regulatory, governmental, tax and law enforcement authorities

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WHY	HOW
∎ carry out surveillance and investigations ∎ carry out audit checks ∎ maintain statutory registers ∎ prevent and detect fraud ∎ comply with sanctions requirements
3 Legitimate interests

For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

∎   manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis

∎   assess and process any applications or requests made by you

∎   open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

∎   send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

∎   address or investigate any complaints, claims, proceedings or disputes

∎   provide you with, and inform you about, our investment products and services

∎   monitor and improve our relationships with investors

∎   comply with applicable regulatory obligations, including anti-money laundering, sanctions and ‘know your client’ checks

∎   assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, ‘know your client’ and sanctions checks)

∎   manage our risk and operations

∎   comply with our accounting and tax reporting requirements

∎   comply with our audit requirements

∎   assist with internal compliance with our policies and processes

∎   ensure appropriate group management and governance

∎   keep our internal records

∎   prepare reports on incidents/accidents

∎   protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

∎   analyse and manage commercial risks

∎   seek professional advice, including legal advice

∎   enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

∎   facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

∎   monitor communications to/from us using our systems

∎   protect the security and integrity of our information technology systems

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WHY	HOW

∎   protect the security and safety of our buildings and locations where we operate

∎   operate, run and schedule online meetings, webinars and conferences (for example, using Zoom and other online meeting platforms)

∎   manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent/agent banks

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described at (3) above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

6. Who we share your Personal Data with

Your Personal Data will be shared with:

WHO	WHY
Fund Associates

We share your Personal Data with our associates, related parties and members of our group. This is:

∎   to manage our relationship with you

∎   for the legitimate interests of a third party in carrying out anti-money laundering and compliance checks required of them under applicable laws and regulations

∎   for the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Investment Advisers

∎   delivering the services you require

∎   managing your investment

∎   supporting and administering investment-related activities

∎   complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities

∎   to comply with applicable laws and regulations

∎   where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

∎   where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

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WHO	WHY
Service Providers

∎   delivering and facilitating the services needed to support our business relationship with you

∎   supporting and administering investment-related activities

∎   where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks

∎   assisting these transaction counterparties with regulatory checks, such as ‘know your client’, and anti-money laundering procedures

∎   sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers	∎ providing you with investment-related services ∎ to comply with applicable legal and regulatory requirements

In exceptional circumstances, we will share your Personal Data with:

∎	competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory; and

∎	other organisations and agencies —where we are required to do so by law.

For California residents, in the preceding 12 months, we may have disclosed Personal Data listed in any of the categories in section 3 above for a business purpose (in particular, as described in this section).

We have not sold Personal Data in the 12 months preceding the date of this Data Privacy Notice.

7. Do you have to provide us with this Personal Data?

Where we collect Personal Data from you, we will indicate if:

∎	provision of the Personal Data is necessary for our compliance with a legal obligation; or

∎	it is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

8. Sending your Personal Data internationally

We will transfer your Personal Data between different countries to our affiliates and group members, members of the Fund’s partnership, transaction counterparties, and third party service providers. These countries may not have similarly strict data protection and privacy laws, and will include those countries in which our affiliates and service providers operate (and may include, for example, transfers from the UK/EEA, Cayman Islands, Australia, Hong Kong, Japan or Singapore to a jurisdiction outside of such territory).

Where we transfer Personal Data to other members of our group, our service providers or another third party recipient from one country to another, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

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Please contact us if you would like to know more about these agreements or receive a copy of them. Please see below for our contact details.

9. Consent— and your right to withdraw it

Except as may otherwise be required by local law, we do not generally rely on obtaining your consent to process your Personal Data. In particular, we do not generally rely on obtaining your consent where our processing of your personal data is subject only to the data protection laws of the UK/EEA (in these circumstances we will usually rely on another legal basis more appropriate in the circumstances, including those set out in section 5 above). If we do rely on consent for processing of your Personal Data, you have the right to withdraw this consent at any time. Please contact us or send us an email at PrivacyQueries@Blackstone.com at any time if you wish to do so.

Where required by applicable law, we will obtain your consent for the processing of your Personal Data for direct marketing purposes. If you do receive direct marketing communications from us (for example, by post, email, fax or telephone), you may opt-out by clicking the link in the relevant communication, completing the forms provided to you (where relevant), or by contacting us (see paragraph 13 below).

10. Retention and deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us.

We will generally:

∎	retain Personal Data about you throughout the life cycle of any investment you are involved in; and

∎	retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it.

We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal/regulatory requirement, or business purpose, for retaining your Personal Data.

11. Your rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

∎

access your Personal Data, and some related information, including the purpose for processing the Personal Data, the categories of recipients of that Personal Data to the extent that it has been transferred internationally, and, where the Personal Data has not been collected directly from you, the source (the category information)

∎	restrict the use of your Personal Data in certain circumstances

∎	have incomplete or inaccurate Personal Data corrected

∎	ask us to stop processing your Personal Data

∎	require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to “port” your Personal Data in a portable, re-usable format to other organisations (where this is possible).

California residents may also request certain information about our disclosure of Personal Data during the prior year, including category information (as defined above).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please contact us (details below).

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12. Concerns or queries

We take your concerns very seriously. We encourage you to bring it to our attention if you have any concerns about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

Please also contact us via any of the below contact methods if you have a disability and require an alternative format of this Data Privacy Notice

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner’s Office (available at: https://ico.org.uk/global/contact-us/)

13. Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by email or access our web form by emailing PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address	For EU/UK related queries: 40 Berkeley Square, London, W1J 5AL, United Kingdom All other queries: 345 Park Avenue, New York, NY 10154

A list of country-specific addresses and contacts for locations where we operate is available at https://www.blackstone.com/privacy#appendixA.

14. Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

This Data Privacy Notice was last updated in July 2020.

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Blackstone Real Estate Income Fund

Trustees & Officer

December 31, 2020

Board of Trustees

The overall management of the business and affairs of the Feeder Fund I, including oversight of the Investment Manager, is vested in the Board. Each member of the Board shall hold office until the next meeting of shareholders called for the purpose of considering the election of Trustees. The Feeder Fund I’s Board also serves as the Board of Trustees of the Master Fund.

The Trustees of the Feeder Fund I, their ages, their positions with the Feeder Fund I, their term of office and length of time served, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex (defined below) that each Trustee oversees, and the other board memberships held by each Trustee is set forth below.

INTERESTED TRUSTEE*
Name, Address and Age	Position(s) with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Michael B. Nash c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1961	Trustee and Chairman	Since Inception	Mr. Nash is a senior managing director of The Blackstone Group Inc. (together with its affiliates, “Blackstone”) and the Co-Founder and Chairman of Blackstone Real Estate Debt Strategies (“BREDS”). He is also a member of the Real Estate Investment Committee for both BREDS and Blackstone Real Estate Advisors. He was formerly the Chief Executive Officer and President of the Fund and the Master Fund from the Funds’ inception to 2017. Before joining Blackstone in 2007, Mr. Nash was with Merrill Lynch from 1997 to 2007 where he led the firm’s Real Estate Principal Investment Group—Americas.	3	Executive Chairman, Blackstone Mortgage Trust, Inc.; Hudson Pacific Properties, Inc. (2015 – 2019); Landmark Apartment Trust of America, Inc. (2014 – 2016); La Quinta Holdings Inc. (2014 – 2015)

Blackstone Real Estate Income Fund

Trustees & Officer (Continued)

December 31, 2020

NON-INTERESTED TRUSTEES
Name, Address and Age	Position(s) with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Benedict Aitkenhead c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1965	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. Aitkenhead is currently a Managing Director at Pacific Oak Capital Advisors (“Pacific Oak”), the external advisor to the Pacific Oak Real Estate Investment Trusts and additional investment vehicles. Before joining Pacific Oak, he performed the same role at KBS Capital Advisors from 2017 to 2019, and prior to that was involved in early stage venture capital investing. Mr. Aitkenhead was a Managing Director in the Fixed Income division of Credit Suisse from 1989 to 2012.	3	—
Edward H. D’Alelio c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1952	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, University of Massachusetts Boston.	7	Owl Rock Capital Corp. business development companies (3 portfolios overseen in Fund Complex)
Michael F. Holland c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committee	Since December 2013	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995.	7	State Street Master Funds; Reaves Utility Income Fund; The China Fund, Inc. (until 2019); The Taiwan Fund, Inc. (until 2017)
Thomas W. Jasper c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1948	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. Jasper was Chief Executive Officer of Primus Guaranty, Ltd. from 2001 to 2010. He is currently the Managing Partner of Manursing Partners LLC, a consulting firm.	7	Ciner Resources LP (master limited partnership)
*	Mr. Nash is an “interested person” as defined in the 1940 Act because he is an officer of the Investment Manager and certain of its affiliates.

Blackstone Real Estate Income Fund

Trustees & Officer (Continued)

December 31, 2020

(1)	Each Trustee shall serve until the next shareholder meeting called for the purpose of considering the election of Trustees.
(2)	The term “Fund Complex” means two or more registered investment companies that:
(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The Fund Complex consists of the Feeder Fund I, the Feeder Fund II, the Master Fund, Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund, Blackstone Private Credit Fund, Blackstone Secured Lending Fund, and Blackstone Alternative Multi-Strategy Fund. Business development companies are included in the list of funds in the Fund Complex.

Officers of the Feeder Fund I

The Feeder Fund I’s executive officers are chosen each year at a regular meeting of the Board to hold office until their respective successors are duly elected and qualified. The executive officers of the Feeder Fund I and the Master Fund, their ages, their positions with the Feeder Fund I, their term of office and length of time served and their principal occupations during the past five years (their titles may have varied during that period), currently are:

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jonathan Pollack (44) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Executive Officer and President	Since March 2017

Senior Managing Director and Global Head of BREDS (2015 – Present)

Managing Director and Global Head of Commercial Real Estate, as well as Head of Risk for Structured Finance, at Deutsche Bank (1999 – 2015)

Anthony F. Marone, Jr. (38) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Financial Officer and Treasurer	Since April 2017	Vice President (2013), Senior Vice President (2014 – 2015) and Managing Director and Chief Financial Officer (2016 – Present) of BREDS
Leon Volchyok (37) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Legal Officer, Chief Compliance Officer and Secretary	Chief Legal Officer since August 2017 Chief Compliance Officer and Secretary since December 2013	Vice President (2013 – 2014), Principal (2015 – 2019) and Managing Director (2018 – Present) of Blackstone Real Estate, Senior Associate at Proskauer Rose LLP (2008 – 2013)

Blackstone Real Estate Income Fund

Trustees

Michael B. Nash, Chairman

Benedict Aitkenhead

Edward H. D’Alelio

Michael Holland

Thomas W. Jasper

Investment Manager

Blackstone Real Estate Income Advisors L.L.C.

345 Park Avenue

New York, New York 10154

Administrator, Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Officers

Jonathan Pollack, President and Chief Executive Officer

Anthony F. Marone, Jr., Chief Financial Officer and Treasurer

Leon Volchyok, Chief Legal Officer, Chief Compliance Officer and Secretary

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Real Estate Income Fund for their information. It is not a prospectus or representation intended for use in the purchase of shares of the Feeder Fund I or any securities mentioned in this report.

You can request a copy of the Feeder Fund I’s prospectus and statement of additional information without charge by calling the Feeder Fund I’s transfer agent at 1-855-890-7725.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, and Rule 23c-1 thereunder that from time to time the Feeder Fund I may repurchase its common shares from its shareholders.

Additional information regarding the Funds is available at https://www.blackstone.com/ the-firm/asset-management/registered-funds

Blackstone

Blackstone Real Estate Income Master Fund and Subsidiary

Annual Report For the Year Ended December 31, 2020

As permitted by regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with Blackstone Securities Partners L.P. (the “Distributor”) or the Fund may elect to receive shareholder reports and other communications from the Fund electronically by calling (888) 756-8443 to make such arrangements. For shareholders who hold accounts through an investment advisor, bank, or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with the Distributor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling (888) 756-8443 to make such arrangements. For shareholders who hold accounts through an investment advisor, bank, or broker-dealer, please contact your financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. If your shares are held through a financial intermediary, your election to receive reports in paper will apply to all funds held with that financial intermediary.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Investors and the Board of Trustees of Blackstone Real Estate Income Master Fund:

Opinion on the Consolidated Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Blackstone Real Estate Income Master Fund and Subsidiary (the “Fund”), including the consolidated schedule of investments, as of December 31, 2020, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 1 to the financial statements, the Board of Trustees approved the liquidation, dissolution, and termination of the Fund. As of December 31, 2020, the Master Fund began to liquidate its investments. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

New York, New York

February 26, 2021

We have served as the auditor of one or more investment companies within the group of investment companies since 2010.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments

December 31, 2020

Portfolio Composition	Percentage of Total Net Assets
Commercial Mortgage-Backed Securities	69.1%
Residential Mortgage-Backed Securities	5.7
Bank Loans	6.0
Interest Only Commercial Mortgage-Backed Securities	3.4
Collateralized Debt Obligations	0.6
Convertible Bonds	0.4
High Yield Bonds & Notes	0.0
Other Liabilities in Excess of Other Assets(1)	14.8

Total	100.0%

(1)	Assets, other than investments in securities, net of other liabilities. See Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments

December 31, 2020

	Principal Amount	Value

LONG-TERM INVESTMENTS — 85.2%
COMMERCIAL MORTGAGE-BACKED SECURITIES — 69.1%
BAMLL Re-REMIC Trust, Series 2014-FRR9, Class F, 1 mo. USD LIBOR + 20.15%, 2.48%, 12/26/46 (a),(b),(c)	$22,162,790	$21,148,643
Bancorp Commercial Mortgage Trust, Series 2018-CRE4, Class D, 1 mo. USD LIBOR + 2.10%, 2.26%, 09/15/35 (a),(b),(c)	917,000	866,329
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW12, Class D, 5.77%, 09/11/38 (a),(b),(c)	549,575	270,660
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class D, 3.00%, 06/15/50 (a)	5,741,000	4,839,079
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class D, 4.88%, 09/10/45 (a),(b),(c)	4,258,000	3,497,956
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class E, 4.59%, 03/10/47 (a),(b),(c)	100,000	75,499
Citigroup Commercial Mortgage Trust, Series 2019-C7, Class E, 2.75%, 12/15/72 (a),(c)	639,000	506,287
Cold Finance plc,
Series 1, Class C, 3 mo. GBP LIBOR + 1.95%, 2.00%, 08/20/29 (b),(d)	£229,846	305,546
Series 1, Class D, 3 mo. GBP LIBOR + 2.50%, 2.55%, 08/20/29 (b),(d)	757,200	1,002,015
Series 1, Class E, 3 mo. GBP LIBOR + 3.55%, 3.60%, 08/20/29 (b),(d)	775,110	995,257
COMM Mortgage Trust, Series 2014-CR14, Class D, 4.62%, 02/10/47 (a),(b),(c)	$635,000	568,208
COMM Mortgage Trust,
Series 2019-GC44, Class 180C, 3.40%, 08/15/57 (a),(b),(c)	216,000	181,540
Series 2019-GC44, Class 180D, 3.40%, 08/15/57 (a),(b),(c)	147,000	115,207
Commercial Mortgage Pass Through Certificates,
Series 2016-CR28, Class D, 3.89%, 02/10/49 (b)	688,000	667,398
Series 2016-CR28, Class F, 3.25%, 02/10/49 (a)	13,754,000	8,158,218
Series 2016-CR28, Class G, 3.25%, 02/10/49 (a),(c)	5,951,000	2,892,638
Series 2016-CR28, Class H, 3.25%, 02/10/49 (a),(c)	9,169,000	3,820,388
Series 2016-CR28, Class J, 3.25%, 02/10/49 (a),(c)	15,121,412	3,615,280
Commercial Mortgage Trust, Series 2006-CD3 SEQ, Class AJ, 5.69%, 10/15/48 (c)	6,778,734	3,648,587
Commercial Mortgage Trust,
Series 2013-CR8, Class E, 3.95%, 06/10/46 (a),(b)	9,423,992	7,634,998
Series 2013-CR8, Class F, 3.95%, 06/10/46 (a),(b),(c)	3,009,000	1,886,130
Commercial Mortgage Trust, Series 2013-LC13, Class D, 5.29%, 08/10/46 (a),(b)	2,218,000	1,891,219

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Commercial Mortgage Trust,
Series 2014-FL5, Class KH1, 1 mo. USD LIBOR + 3.65%, 3.79%, 08/15/31 (a),(b),(c)	$15,841,694	$13,111,827
Series 2014-FL5, Class KH2, 1 mo. USD LIBOR + 4.50%, 4.64%, 08/15/31 (a),(b),(c)	10,270,936	8,363,085
Commercial Mortgage Trust, Series 2014-UBS5, Class D, 3.50%, 09/10/47 (a)	4,395,000	3,032,122
Commercial Mortgage Trust,
Series 2014-UBS6, Class D, 3.95%, 12/10/47 (a),(b)	658,000	403,807
Series 2014-UBS6, Class E, 4.45%, 12/10/47 (a),(b)	9,693,000	4,904,393
Commercial Mortgage Trust, Series 2015-CR22, Class E, 3.00%, 03/10/48 (a),(c)	4,797,000	3,538,087
Commercial Mortgage Trust,
Series 2015-CR23, Class D, 4.29%, 05/10/48 (b)	958,000	851,375
Series 2015-CR23, Class E, 3.23%, 05/10/48 (a),(c)	7,180,000	5,046,683
Series 2015-CR23, Class F, 4.29%, 05/10/48 (a),(b),(c)	1,170,000	585,399
Commercial Mortgage Trust, Series 2015-CR25, Class D, 3.79%, 08/10/48 (b)	3,000,000	2,598,446
Commercial Mortgage Trust,
Series 2015-LC21, Class D, 4.33%, 07/10/48 (b)	1,259,000	1,087,068
Series 2015-LC21, Class E, 3.25%, 07/10/48 (a)	9,077,000	4,344,584
Commercial Mortgage Trust, Series 2016-CD1, Class D, 2.76%, 08/10/49 (a),(b)	4,463,000	3,506,322
Commercial Mortgage Trust, Series 2016-COR1, Class D, 3.38%, 10/10/49 (a),(b)	8,294,000	7,203,422
Commercial Mortgage Trust, Series 2016-DC2, Class D, 3.89%, 02/10/49 (a),(b)	877,000	703,383
CoreVest American Finance Trust, Series 2017-2 SEQ, Class M, 5.62%, 12/25/27 (a),(c)	933,000	974,220
CoreVest American Finance Trust, Series 2018-1, Class D, 4.92%, 06/15/51 (a)	1,409,000	1,518,170
CoreVest American Finance Trust,
Series 2019-1, Class D, 4.82%, 03/15/52 (a),(c)	377,000	405,084
Series 2019-1, Class E, 5.49%, 03/15/52 (a),(c)	202,000	220,864
CoreVest American Finance Trust,
Series 2019-2, Class D, 4.22%, 06/15/52 (a),(c)	195,000	212,094
Series 2019-2, Class E, 5.22%, 06/15/52 (a),(b),(c)	234,000	240,562
CoreVest American Finance Trust,
Series 2019-3, Class D, 3.76%, 10/15/52 (a),(c)	106,000	107,080
Series 2019-3, Class E, 4.74%, 10/15/52 (a),(b),(c)	140,000	149,390
CoreVest American Finance Trust, Series 2020-1, Class E, 4.67%, 03/15/50 (a),(b),(c)	100,000	101,197
Credit Suisse Commercial Mortgage Trust, Series 2007-C3, Class AJ, 5.67%, 06/15/39 (b),(c)	37,297	14,159
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class G, 5.10%, 08/15/38 (a),(b),(c)	1,397,407	1,330,760

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Credit Suisse Mortgage Trust, Series 2006-C5, Class AJ, 5.37%, 12/15/39 (c)	$4,235,573	$1,115,303
CSAIL Commercial Mortgage Trust,
Series 2015-C4, Class F, 3.50%, 11/15/48 (a),(b),(c)	5,842,000	4,107,853
Series 2015-C4, Class G, 3.50%, 11/15/48 (a),(b),(c)	5,786,000	3,684,271
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class UESD, 4.24%, 10/15/32 (a),(b)	11,771,500	11,321,553
CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class D, 2.75%, 04/15/51 (a),(b)	1,165,000	923,196
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class D, 2.50%, 09/15/52 (a),(c)	410,000	321,619
DBWF Mortgage Trust,
Series 2018-GLKS, Class E, 1 mo. USD LIBOR + 3.02%, 3.17%, 12/19/30 (a),(b),(c)	598,000	563,912
Series 2018-GLKS, Class F, 1 mo. USD LIBOR + 3.49%, 3.64%, 12/19/30 (a),(b)	829,000	695,796
European Loan Conduit,
Series 31, Class D, 3 mo. EURIBOR + 2.30%, 2.30%, 10/26/28 (b),(d),(h)	€1,532,095	1,832,750
Series 31, Class E, 3 mo. EURIBOR + 3.25%, 3.25%, 10/26/28 (b),(d),(h)	6,879,555	8,222,354
FREMF Mortgage Trust, Series 2019-KF59, Class C, 1 mo. USD LIBOR + 6.00%, 6.15%, 02/25/29 (a),(b),(c)	$59,158,529	56,755,397
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class AJ, 5.49%, 11/10/45 (b),(c)	1,668,418	1,249,804
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AJ, 5.35%, 11/10/45 (b),(c)	15,141	14,680
GS Mortgage Securities Corp. II, Series 2006-CC1, Class A, 5.33%, 03/21/46 (a),(b),(c)	427,530	399,355
GS Mortgage Securities Corp. II, Series 2013-GC10, Class E, 4.40%, 02/10/46 (a),(b),(c)	1,305,000	1,055,152
GS Mortgage Securities Corp. II, Series 2017-SLP, Class E, 4.59%, 10/10/32 (a),(b)	3,591,000	3,361,304
GS Mortgage Securities Corp. II, Series 2018-GS10, Class E, 3.00%, 07/10/51 (a),(b),(c)	501,000	397,954
GS Mortgage Securities Trust, Series 2006-GG8, Class B, 5.66%, 11/10/39 (c)	2,297,000	113,020
GS Mortgage Securities Trust, Series 2012-GCJ9, Class E, 4.74%, 11/10/45 (a),(b)	10,250,422	8,038,082
GS Mortgage Securities Trust,
Series 2014-GC20, Class C, 4.96%, 04/10/47 (b)	1,779,000	1,617,710
Series 2014-GC20, Class D, 4.96%, 04/10/47 (a),(b),(c)	3,875,000	2,069,870
GS Mortgage Securities Trust, Series 2014-GC24, Class C, 4.53%, 09/10/47 (b)	843,000	704,415
GS Mortgage Securities Trust, Series 2016-GS2, Class D, 2.75%, 05/10/49 (a)	3,325,000	2,633,150

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
GS Mortgage Securities Trust, Series 2017-GS8, Class D, 2.70%, 11/10/50 (a)	$3,789,000	$3,295,299
Hilton Orlando Trust, Series 2018-ORL, Class F, 1 mo. USD LIBOR + 3.65%, 3.81%, 12/15/34 (a),(b)	8,321,000	7,485,889
Hilton USA Trust, Series 2016-HHV, Class F, 4.19%, 11/05/38 (a),(b)	14,598,000	13,840,005
IMT Trust, Series 2017-APTS, Class FFX, 3.50%, 06/15/34 (a),(b),(c),(h)	192,000	182,636
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2019-MARG, Class E, 1 mo. USD LIBOR + 2.50%, 2.66%, 05/15/34 (a),(b)	1,086,000	948,383
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL6, Class C, 1 mo. USD LIBOR + 3.03%, 3.19%, 11/15/31 (a),(b)	207,127	200,147
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class D, 3.79%, 08/15/49 (a),(b)	3,859,000	2,996,340
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class D, 3.46%, 08/15/49 (a),(b)	1,413,000	1,111,950
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class D, 3.42%, 12/15/49 (a),(b)	4,056,000	3,176,506
JPMBB Commercial Mortgage Securities Trust, Series 2015-C29, Class D, 3.70%, 05/15/48 (b)	2,838,000	2,081,399
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C31, Class D, 4.12%, 08/15/48 (b)	602,000	519,158
Series 2015-C31, Class E, 4.62%, 08/15/48 (a),(b)	4,934,000	3,419,972
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class D, 4.15%, 11/15/48 (b)	2,250,000	1,670,782
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C33, Class F, 4.61%, 12/15/48 (a),(b),(c)	4,285,000	3,403,745
Series 2015-C33, Class G, 4.61%, 12/15/48 (a),(b),(c)	7,618,000	4,101,095
Series 2015-C33, Class NR, 4.61%, 12/15/48 (a),(b),(c)	11,426,606	4,190,796
JPMBB Commercial Mortgage Securities Trust, Series 2016-C1, Class E, 4.74%, 03/15/49 (a),(b)	3,138,000	2,287,819
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class F, 5.48%, 03/15/39 (b),(c)	360,969	360,806
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class AJ, 5.41%, 11/15/38	4,969,464	2,560,313
LSTAR Commercial Mortgage Trust, Series 2017-5, Class C, 4.87%, 03/10/50 (a),(b),(c)	3,379,000	3,353,827
Magnolia Finance XI DAC,
Series 2018-2MGN, Class A, 3 mo. EURIBOR + 3.25%, 3.25%, 02/16/23 (b),(d),(h)	€8,060,725	9,122,997
Series 2018-2MGN, Class B, 3 mo. EURIBOR + 4.75%, 4.75%, 02/16/23 (b),(d),(h)	8,707,345	9,748,292
ML-CFC Commercial Mortgage Trust, Series 2007-5, Class AJFL, 5.45%, 08/12/48 (a),(b),(c)	$1,455,730	804,980

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
ML-CFC Commercial Mortgage Trust, Series 2007-5 SEQ, Class AJ, 5.45%, 08/12/48 (b),(c)	$1,652,462	$913,768
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C15, Class E, 4.91%, 04/15/47 (a),(b)	4,000,000	3,201,384
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class D, 3.07%, 02/15/48 (a),(c)	128,000	111,762
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31, Class D, 3.00%, 11/15/49 (a),(b)	856,000	556,849
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class D, 2.70%, 11/15/52 (a)	688,000	548,051
Morgan Stanley Capital I Trust, Series 2006-HQ9, Class F, 5.92%, 07/12/44 (b),(c)	3,459,965	2,965,113
Morgan Stanley Capital I Trust, Series 2006-T23, Class E, 6.19%, 08/12/41 (a),(b),(c)	1,328,000	1,178,668
Morgan Stanley Capital I Trust, Series 2016-UB11, Class D, 3.50%, 08/15/49 (a),(b)	2,077,000	1,717,367
Natixis Commercial Mortgage Securities Trust,
Series 2018-FL1, Class WAN1, 1 mo. USD LIBOR + 2.75%, 2.89%, 06/15/35 (a),(b),(c)	311,000	285,123
Series 2018-FL1, Class WAN2, 1 mo. USD LIBOR + 3.75%, 3.89%, 06/15/35 (a),(b),(c)	750,000	681,787
Natixis Commercial Mortgage Securities Trust,
Series 2018-RIVA, Class D, 1 mo. USD LIBOR + 2.05%, 2.21%, 02/15/33 (a),(b),(c)	108,000	94,338
Series 2018-RIVA, Class E, 1 mo. USD LIBOR + 2.74%, 2.90%, 02/15/33 (a),(b)	2,619,000	2,194,598
Natixis Commercial Mortgage Securities Trust,
Series 2019-MILE, Class D, 1 mo. USD LIBOR + 2.75%, 2.91%, 07/15/36 (a),(b),(c)	108,000	104,502
Series 2019-MILE, Class E, 1 mo. USD LIBOR + 3.50%, 3.66%, 07/15/36 (a),(b),(c)	110,000	104,982
New Orleans Hotel Trust, Series 2019-HNLA, Class E, 1 mo. USD LIBOR + 2.69%, 2.85%, 04/15/32 (a),(b)	491,000	421,945
Prima Capital CRE Securitization Ltd.,
Series 2019-RK1, Class BT, 4.45%, 04/15/38 (a),(c)	347,000	307,041
Series 2019-RK1, Class CG, 4.00%, 04/15/38 (a),(c)	100,000	87,963
Series 2019-RK1, Class DD, 3.50%, 04/15/38 (a),(c)	487,000	439,964
ReadyCap Commercial Mortgage Trust,
Series 2019-6, Class C, 4.13%, 10/25/52 (a),(b)	1,687,000	1,645,147
Series 2019-6, Class D, 4.75%, 10/25/52 (a),(b),(c)	226,000	204,343
Series RR Trust, Series 2015-1, Class B, 0.01%, 04/26/48 (a),(c)	1,199,000	935,857
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class D, 4.84%, 10/10/48 (a),(b),(c)	1,866,000	1,476,781

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Taurus,
Series 2018-IT1, Class D, 3 mo. EURIBOR + 3.35%, 3.35%, 05/18/30 (b),(h)	€1,473,158	$1,689,731
Series 2018-IT1, Class E, 3 mo. EURIBOR + 4.50%, 4.50%, 05/18/30 (b),(h)	1,473,158	1,669,614
UBS Commercial Mortgage Trust, Series 2018-C11, Class D, 3.00%, 06/15/51 (a),(b)	$2,492,000	1,932,599
Velocity Commercial Capital Loan Trust,
Series 2019-2, Class M5, 4.93%, 07/25/49 (a),(b),(c)	220,250	211,154
Series 2019-2, Class M6, 6.30%, 07/25/49 (a),(b),(c)	409,611	393,367
VNDO Mortgage Trust, Series 2016-350P, Class E, 3.90%, 01/10/35 (a),(b)	4,939,000	4,680,191
Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class D, 3.96%, 12/15/47 (a),(b),(c)	299,000	261,937
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class D, 3.59%, 02/15/48 (a)	1,453,000	1,129,075
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class D, 4.21%, 06/15/48 (b),(c)	4,204,000	3,454,078
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class E, 2.63%, 04/15/50 (a)	1,106,000	699,160
Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class D, 3.21%, 10/15/49 (a),(c)	6,075,000	5,036,496
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class D, 3.12%, 12/15/59 (a)	5,964,000	4,831,396
Wells Fargo Commercial Mortgage Trust,
Series 2019-JWDR, Class E, 3.86%, 09/15/31 (a),(b)	902,000	792,799
Series 2019-JWDR, Class F, 4.56%, 09/15/31 (a),(b)	1,045,000	895,425
Series 2019-JWDR, Class G, 5.38%, 09/15/31 (a),(b),(c)	943,000	743,110
WFRBS Commercial Mortgage Trust, Series 2013-C18, Class D, 4.86%, 12/15/46 (a),(b)	2,106,000	1,512,334
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class D, 4.23%, 03/15/47 (a),(c)	362,000	316,407
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class C, 3.76%, 09/15/57 (b),(c)	1,561,000	1,514,235

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (COST $406,645,405)		377,142,742

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 5.7%
Angel Oak Mortgage Trust I LLC, Series 2019-2, Class B2, 6.29%, 03/25/49 (a),(b),(c)	113,000	114,179
Deephave Residential Mortgage Trust, Series 2019-2A, Class B2, 5.79%, 04/25/59 (a),(b),(c)	2,947,000	2,859,226
Deephaven Residential Mortgage Trust, Series 2019-3A, Class B2, 5.66%, 07/25/59 (a),(b),(c)	422,000	425,506

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Ellington Financial Mortgage Trust, Series 2019-2, Class B1, 4.07%, 11/25/59 (a),(b),(c)	$165,000	$165,409
European Residential Loan Securitisation,
Series 2019-PL1, Class E, 1 mo. EURIBOR + 2.50%, 1.93%, 03/24/63 (b),(d)	€1,856,000	2,173,502
Series 2019-PL1, Class F, 1 mo. EURIBOR + 3.50%, 2.93%, 03/24/63 (b),(d)	2,474,000	2,848,621
Federal Home Loan Mortgage Corp., Series 2018-SPI2, Class M2B, 3.81%, 05/25/48 (a),(b),(c)	$3,823,000	3,734,985
Federal Home Loan Mortgage Corp., Series 2019-HRP1, Class B1, 1 mo. USD LIBOR + 4.05%, 4.20%, 02/25/49 (a),(b),(c)	4,474,000	4,082,811
GCAT Trust, Series 2019-NQM2, Class B1, 4.01%, 09/25/59 (a),(b),(c)	100,000	98,572
Homeward Opportunities Fund, Series 2019-1, Class B1, 4.80%, 01/25/59 (a),(b)	2,256,000	2,277,489
JEPSON,
Series 2019-1, Class D, 0.93%, 11/24/57 (b),(d)	€2,340,000	2,833,818
Series 2019-1, Class E, 0.93%, 11/24/57 (b),(d)	1,515,000	1,796,708
LHOME Mortgage Trust, Series 2019-RTL1, Class M, 6.90%, 10/25/23 (a),(c)	$1,484,000	1,455,964
LHOME Mortgage Trust, Series 2019-RTL2, Class M, 6.05%, 03/25/24 (a),(c)	500,000	477,879
LHOME Mortgage Trust, Series 2019-RTL2 SEQ, Class A2, 4.34%, 03/25/24 (a),(b),(c)	674,000	667,090
New Residential Mortgage Loan, Series 2019-NQM2 SEQ, Class B1, 5.21%, 04/25/49 (a),(b),(c)	647,000	649,472
SG Residential Mortgage Trust, Series 2019-3 SEQ, Class B1, 4.08%, 09/25/59 (a),(b),(c)	100,000	99,338
Spruce Hill Mortgage Loan Trust, Series 2018-SH1, Class B1, 4.99%, 04/29/49 (a),(b)	1,972,000	1,990,280
Verus Securitization Trust, Series 2019-1, Class B1, 5.31%, 02/25/59 (a),(b)	1,980,000	1,972,235
Verus Securitization Trust, Series 2019-INV1 SEQ, Class B1, 4.99%, 12/25/59 (a),(c)	275,000	278,780
Verus Securitization Trust, Series 2019-INV2, Class B1, 4.45%, 07/25/59 (a),(b),(c)	288,000	286,144

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (COST $30,884,542)		31,288,008

INTEREST ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.4%
California Housing Finance, Rev., Series 2019 X, 0.29%, 01/15/35 (b),(c),(e)	7,130,124	162,200
CoreVest American Finance Trust, Series 2019-2, Class XA, 2.38%, 06/15/52 (a),(b),(c),(e)	4,411,398	399,330

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
CoreVest American Finance Trust, Series 2019-3, Class XA, 2.03%, 10/15/52 (a),(b),(e)	$15,329,735	$1,119,918
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class UESX, 0.12%, 10/15/32 (a),(b),(c),(e)	92,814,500	169,563
Federal Home Loan Mortgage Corp., Series K049, Class X3, 1.55%, 10/25/43 (b),(c),(e)	831,000	52,515
Federal Home Loan Mortgage Corp., Series K086, Class X3, 2.30%, 11/25/46 (b),(c),(e)	6,271,000	942,444
Federal Home Loan Mortgage Corp., Series K089, Class X3, 2.30%, 01/25/46 (b),(c),(e)	6,715,000	1,055,817
Federal Home Loan Mortgage Corp., Series K095, Class X3, 2.10%, 08/25/47 (b),(c),(e)	4,356,000	644,473
Federal Home Loan Mortgage Corp.,
Series K157, Class X1, 0.02%, 08/25/33 (b),(e)	432,586,156	2,630,037
Series K157, Class X3, 3.23%, 09/25/33 (b),(e)	9,502,000	2,752,596
Federal Home Loan Mortgage Corp., Series KG01, Class X3, 3.12%, 05/25/29 (b),(c),(e)	1,961,000	417,470
Federal Home Loan Mortgage Corp., Series KLU1, Class X3, 3.97%, 01/25/31 (b),(c),(e)	14,867,630	2,570,891
Federal Home Loan Mortgage Corp., Series KLU2, Class X3, 3.97%, 08/25/29 (b),(c),(e)	6,760,418	1,566,926
Federal Home Loan Mortgage Corp., Series KS11, Class XFX, 1.60%, 06/25/29 (b),(c),(e)	9,694,000	1,053,231
Federal Home Loan Mortgage Corp., Series KW01, Class X3, 4.06%, 03/25/29 (b),(e)	9,077,000	1,553,752
Federal Home Loan Mortgage Corp., Series KW09, Class X3, 3.01%, 06/25/29 (b),(c),(e)	2,231,000	448,909
Federal Home Loan Mortgage Corp., Series KW10, Class X3, 2.72%, 10/25/32 (b),(c),(e)	2,765,000	514,315
GS Mortgage Securities Corp. II, Series 2017-SLP, Class XB, 0.46%, 10/10/32 (a),(b),(c),(e)	35,804,000	257,778
GS Mortgage Securities Corp. Trust, Series 2014-GC20, Class XA, 1.04%, 04/10/47 (b),(c),(e)	4,357,810	112,783
GS Mortgage Securities Corp. Trust, Series 2018-HULA, Class XCP, 0.00%, 01/15/25 (a),(b),(c),(e)	92,471,000	1,591
GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class XCP, 0.93%, 12/15/36 (a),(b),(c),(e)	19,594,000	2,087

TOTAL INTEREST ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (COST $18,500,289)		18,428,626

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
COLLATERALIZED DEBT OBLIGATIONS — 0.6%
Nomura CRE CDO Ltd.,
Series 2007-2A, Class D, 3 mo. USD LIBOR + .45%, 0.66%, 05/21/42 (a),(b),(c)	$6,170,565	$3,404,036
Series 2007-2A, Class E, 3 mo. USD LIBOR + .50%, 0.71%, 05/21/42 (a),(b),(c),(f)	5,903,659	14,523
Series 2007-2A, Class F, 3 mo. USD LIBOR + .60%, 0.81%, 05/21/42 (a),(b),(c),(f)	8,065,528	19,841

TOTAL COLLATERALIZED DEBT OBLIGATIONS (COST $4,442,745)		3,438,400

BANK LOAN — 6.0%
Bulldog Purchaser, Inc., 2018 Term Loan, 1 mo. LIBOR + 3.75%, 3.90%, 09/05/25 (b)	13,887,092	12,784,804
Casablanca US Holdings, Inc., 2018 1st Lien Term Loan, 3 mo. LIBOR + 4.00%, 4.21%, 03/29/24 (b)	25,022,968	20,060,126

TOTAL BANK LOAN (COST $36,979,681)		32,844,930

HIGH YIELD BONDS & NOTES — 0.0%
ESH Hospitality, Inc., 4.63%, 10/01/27 (a),(c)	154,000	157,703

TOTAL HIGH YIELD BONDS & NOTES (COST $152,684)		157,703

CONVERTIBLE BONDS — 0.4%
RWT Holdings, Inc., 5.75%, 10/01/25	2,012,000	1,899,615

TOTAL CONVERTIBLE BONDS (COST $2,012,000)		1,899,615

TOTAL LONG-TERM INVESTMENTS (COST $499,617,346)		465,200,024

TOTAL INVESTMENTS IN SECURITIES — 85.2% (COST $499,617,346)		465,200,024

Other Assets and Liabilities (g) — 14.8%		80,606,779

Net Assets — 100.0%		$545,806,803

Footnote Legend:

(a)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. Security may only be sold to qualified institutional buyers unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration. At December 31, 2020, the total value of Rule 144A securities was $340,014,298, representing 62.30% of the Fund’s net assets. Commercial Mortgage-Backed Securities and Residential Mortgage-Backed Securities are typically sold in Rule 144A offerngs.

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2020

(b)

Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities may not indicate a reference rate and spread in their description above. Rate presented is as of December 31, 2020.

(c)	All or a portion of this security is pledged as collateral for derivative financial instruments.
(d)

Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Security may only be offered or sold outside of the United States unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration.

(e)

Security is an Interest Only (IO) bond, which represents the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

(f)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest.
(g)	Assets, other than investments in securities, less liabilities.
(h)	Security is a mortgage-backed securities (“MBS”) collateralized by properties owned by investment vehicles that are advised by an affiliate of the Investment Manager.

Forward Foreign Currency Exchange Contracts Outstanding at December 31, 2020

Currency Purchased	Amount in Currency Purchased	Currency Sold	Amount in Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	6,681,000	USD	8,678,953	Citibank, N.A.	01/26/21	$458,912
USD	931,481	EUR	785,000	Citibank, N.A.	01/26/21	(28,013)
USD	8,721,578	GBP	6,681,000	Citibank, N.A.	01/26/21	(416,287)
USD	3,463,134	EUR	2,946,000	Citibank, N.A.	04/06/21	(149,183)
USD	13,258,699	EUR	11,185,000	Citibank, N.A.	02/16/21	(441,975)
USD	2,339,384	GBP	1,767,000	Citibank, N.A.	05/20/21	(77,937)
USD	3,444,730	EUR	2,826,000	Citibank, N.A.	05/11/21	(23,083)
USD	4,703,493	EUR	3,855,000	Citibank, N.A.	03/23/21	(22,120)
USD	5,300,166	EUR	4,330,000	Citibank, N.A.	03/29/21	(8,337)
EUR	785,000	USD	924,259	Citibank, N.A.	01/26/21	35,235

Total Forward Foreign Currency Exchange Contracts Outstanding						$(672,788)

OTC Credit Default Swaps on Index (Sell Protection)—Outstanding at December 31, 2020

Reference Obligation	Rating(a)	Receive (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount(b)	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.A.10	A	2.00%	1M	11/17/2059	Citigroup Global Markets, Inc.	802,000 USD	$(24,390)	$(12,549)	$(11,841)
CMBX.NA.A.10	A	2.00%	1M	11/17/2059	Citigroup Global Markets, Inc.	802,000 USD	(24,390)	(12,549)	(11,841)
CMBX.NA.A.10	A	2.00%	1M	11/17/2059	Citigroup Global Markets, Inc.	401,000 USD	(12,195)	(6,153)	(6,042)
CMBX.NA.A.10	A	2.00%	1M	11/17/2059	Citigroup Global Markets, Inc.	401,000 USD	(12,195)	(7,003)	(5,192)
CMBX.NA.A.10	A	2.00%	1M	11/17/2059	Citigroup Global Markets, Inc.	401,000 USD	(12,195)	(6,396)	(5,799)
CMBX.NA.AA.1	AA	0.25%	1M	10/12/2052	Goldman Sachs International	337,004 USD	(39,750)	(42,128)	2,378

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2020

Reference Obligation	Rating(a)	Receive (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount(b)	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.AA.1	AA	0.25%	1M	10/12/2052	Goldman Sachs International	4,729,196 USD	$(557,815)	$(750,793)	$192,978
CMBX.NA.AA.4	AA	1.65%	1M	2/18/2051	Goldman Sachs International	103,895 USD	(33,732)	(35,566)	1,834
CMBX.NA.AA.4	AA	1.65%	1M	2/21/2051	Goldman Sachs International	2,128,979 USD	(691,235)	(815,952)	124,717
CMBX.NA.BBB-.8	BBB-	3.00%	1M	11/17/2059	Citigroup Global Markets, Inc.	345,000 USD	(54,516)	(8,994)	(45,522)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	528,000 USD	(83,433)	(37,832)	(45,601)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	857,000 USD	(135,420)	(56,273)	(79,147)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	852,000 USD	(134,630)	(67,580)	(67,050)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	401,000 USD	(63,365)	(31,901)	(31,464)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	456,000 USD	(72,055)	(26,802)	(45,253)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	220,000 USD	(34,764)	(9,783)	(24,981)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	359,000 USD	(56,728)	(9,060)	(47,668)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	J.P. Morgan Securities LLC	358,000 USD	(56,570)	(16,302)	(40,268)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	J.P. Morgan Securities LLC	358,000 USD	(56,570)	(15,869)	(40,701)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	J.P. Morgan Securities LLC	183,000 USD	(28,917)	(19,247)	(9,670)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	J.P. Morgan Securities LLC	142,000 USD	(22,438)	(5,807)	(16,631)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	1,552,000 USD	(245,242)	(184,932)	(60,310)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	960,000 USD	(151,696)	(144,973)	(6,723)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	1,304,000 USD	(206,054)	(203,631)	(2,423)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	220,000 USD	(34,764)	(33,053)	(1,711)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	1,865,000 USD	(294,701)	(122,773)	(171,928)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	2,262,000 USD	(357,434)	(168,344)	(189,090)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	1,881,000 USD	(297,229)	(166,813)	(130,416)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	941,000 USD	(148,694)	(87,161)	(61,533)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	796,000 USD	(125,781)	(81,271)	(44,510)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Merrill Lynch Capital Services, Inc.	496,000 USD	(58,685)	(35,521)	(23,164)

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2020

Reference Obligation	Rating(a)	Receive (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount(b)	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Goldman Sachs International	795,000 USD	$(97,798)	$(47,654)	$(50,144)

Total OTC Credit Default Swaps on Index (Sell Protection)							$(4,225,381)	$(3,270,665)	$(954,716)

(a)	Using the higher of the S&P’s or Moody’s ratings. NR represents a security that is not rated.
(b)

The maximum potential amount the Consolidated Master Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement..

OTC Credit Default Swaps on Single-Name Issues (Buy Protection)—Outstanding at December 31, 2020

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Kohl’s Corporation	(1.00)%	3M	12/20/2022	Morgan Stanley Capital Services LLC	6,826,000 USD	$(38,671)	$440,355	$(479,026)
Kohl’s Corporation	(1.00)%	3M	12/22/2022	JPMorgan Chase Bank, N.A.	19,980,000 USD	(113,191)	1,016,878	(1,130,069)
Kroger Co.	(1.00)%	3M	12/20/2022	Goldman Sachs International	32,849,000 USD	(551,125)	93,288	(644,413)
Macy’s, Inc.	(1.00)%	3M	12/20/2022	Goldman Sachs International	6,577,000 USD	164,476	613,564	(449,088)
Macy’s, Inc.	(1.00)%	3M	12/20/2022	JPMorgan Chase Bank, N.A.	6,577,000 USD	164,476	665,419	(500,943)
Macy’s, Inc.	(1.00)%	3M	12/20/2022	Morgan Stanley Capital Services LLC	10,239,000 USD	256,053	1,181,782	(925,729)
Target Corporation	(1.00)%	3M	12/20/2022	Goldman Sachs International	17,066,000 USD	(314,604)	(378,017)	63,413

Total OTC Credit Default Swaps on Single-Name Issuer (Buy Protection)						$(432,586)	$3,633,269	$(4,065,855)

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2020

OTC Total Return Swaps Outstanding at December 31, 2020

Reference Instrument	Maturity Date	Payment Frequency	Counterparty	Financing Rate		Notional Amount		Market Value		Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casablanca US Holdings, Inc.	03/29/2024	3M	Citibank, N.A.	L + 1.10(a)		43,139,103 USD		$(8,124,452)		$—	$(8,124,452)
Casablanca US Holdings, Inc.	03/29/2024	3M	Citibank, N.A.	L + 1.10(a)		341,967 USD		(60,129)		—	(60,129)
Casablanca US Holdings, Inc.	03/29/2024	3M	Citibank, N.A.	L + 1.10(a)		696,877 USD		(97,271)		—	(97,271)

Total OTC Total Return Swaps					$(8,281,852)		$—		$(8,281,852)

(a)	L = 3 month LIBOR

Centrally Cleared Interest Rate Swaps Outstanding at December 31, 2020

Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Receives	3M Libor	2.86%	3M	02/24/2023	Citibank, N.A.	15,000,000 USD	$(1,007,030)	$—	$(1,007,030)
Receives	3M Libor	3.00%	3M	03/14/2023	Citibank, N.A.	100,000,000 USD	(7,057,738)	—	(7,057,738)
Receives	3M Libor	2.42%	3M	10/24/2024	Citibank, N.A.	2,000,000 USD	(169,475)	—	(169,475)
Receives	3M Libor	2.37%	3M	11/1/2024	Citibank, N.A.	4,000,000 USD	(330,043)	—	(330,043)
Receives	3M Libor	2.35%	3M	11/8/2024	Citibank, N.A.	3,000,000 USD	(245,264)	—	(245,264)
Receives	3M Libor	3.01%	3M	03/14/2025	Citibank, N.A.	68,000,000 USD	(8,229,035)	—	(8,229,035)
Receives	3M Libor	1.66%	3M	06/17/2025	Citibank, N.A.	25,000,000 USD	(1,454,500)	—	(1,454,500)
Receives	3M Libor	2.58%	3M	08/25/2025	Citibank, N.A.	7,000,000 USD	(774,942)	—	(774,942)
Receives	3M Libor	2.72%	3M	08/8/2028	Citibank, N.A.	5,000,000 USD	(806,062)	—	(806,062)
Receives	3M Libor	2.72%	3M	09/8/2028	Citibank, N.A.	1,000,000 USD	(159,946)	—	(159,946)
Receives	3M Libor	2.67%	3M	09/13/2028	Citibank, N.A.	5,000,000 USD	(781,976)	—	(781,976)

Total Centrally Cleared Interest Rate Swaps Outstanding							$(21,016,011)	$—	$(21,016,011)

Abbreviation Legend:
1M	Monthly
3M	Quarterly
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
OTC	Over the Counter
Currency Legend
EUR	Euro
GBP	British Pound
USD	United States Dollar

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Statement of Assets and Liabilities

As of December 31, 2020

Assets:
Investments in securities, at fair value (cost $499,617,346)	$465,200,024
Cash	130,421,794
Cash denominated in foreign currencies (cost of $3,840,936)	3,828,008
Cash collateral segregated for counterparties for swaps	39,234,515
Unrealized appreciation on forward foreign currency exchange contracts	494,147
Income receivable	2,106,963
Receivable for periodic payments from swap contracts	4,154,425
Variation margin receivable on centrally cleared swaps	908,625
Swap contracts, at fair value (net premiums paid $2,460,765)	585,005
Prepaid expenses and other assets	184,649

Total assets	647,118,155

Liabilities:
Unrealized depreciation on forward foreign currency exchange contracts	1,166,935
Payable for investments purchased	6,098,607
Payable for shares repurchased	290,832
Payable for shares redeemed	75,000,000
Payable for open swap contracts	4,000,000
Swap contracts, at fair value (net premiums received $2,098,161)	13,524,824
Interest payable on securities sold short	14,887
Management Fees payable	474,144
Payable to Affiliate	56,130
Accrued expenses and other liabilities	684,993

Total liabilities	101,311,352

Commitments and contingencies (Note 2)
Net assets	$545,806,803

Components of Net Assets:
Investors’ equity	$615,225,190
Net unrealized depreciation	(69,418,387)

Net assets	$545,806,803

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Interest	$42,604,786

Total investment income	42,604,786

Expenses:
Management Fees	10,452,616
Administration fees	234,239
Custodian and accounting fees	394,501
Trustees’ fees and expenses	359,899
Transfer Agent fees	168,837
Professional fees	1,332,994
Interest on securities sold short	60,389
Interest expense on reverse repurchase agreements	4,706,161
Insurance	215,728
Other expenses	274,794

Total expenses	18,200,158

Management Fees waived by Investment Manager	(5,226,308)

Net expenses	12,973,850

Net investment income	29,630,936

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments in securities	(44,065,818)
Securities sold short	(756,373)
Forward foreign currency exchange contracts	(2,072,893)
Foreign currency transactions	(1,472,766)
Options written	55,245
Swap contracts	(44,322,384)

Net realized loss	(92,634,989)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(73,715,696)
Securities sold short	311,325
Forward foreign currency exchange contracts	407,220
Foreign currency translations	1,967,380
Options written	(46,735)
Swap contracts	(4,014,198)

Net change in unrealized depreciation	(75,090,704)

Net realized and unrealized loss	(167,725,693)

Net decrease in net assets resulting from operations	$(138,094,757)

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Statement of Changes in Net Assets

	Year Ended 12/31/2020	Year Ended 12/31/2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$29,630,936	$14,881,941
Net realized gain (loss)	(92,634,989)	38,077,758
Net change in unrealized appreciation (depreciation)	(75,090,704)	34,331,937

Net increase (decrease) in net assets resulting from operations	(138,094,757)	87,291,636

Capital Transactions:
Proceeds from subscriptions	17,550,795	37,041,492
Payments for repurchases	(31,327,932)	(131,885,878)
Shareholder redemptions	(75,000,000)	—

Net decrease in net assets resulting from capital transactions	(88,777,137)	(94,844,386)

Net decrease in net assets	(226,871,894)	(7,552,750)

Net Assets:
Beginning of period	772,678,697	780,231,447

End of period	$545,806,803	$772,678,697

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Statement of Cash Flows

Year Ended 12/31/2020
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(138,094,757)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used for operating activities:
Purchases of investments in securities	(36,175,628)
Proceeds from disposition of investments in securities and paydowns	548,979,203
Payments to cover securities sold short	(8,326,635)
Short-term investments, net	26,678,523
Net realized loss on investments in securities	44,065,818
Net realized loss on securities sold short	756,373
Net realized gain on options written	(55,245)
Net change in accretion of bond discount and amortization of bond and swap premium	(1,705,044)
Net change in unrealized depreciation on investments in securities	73,715,696
Net change in unrealized appreciation on securities sold short	(311,325)
Net change in unrealized depreciation on options written	46,735
Changes in assets and liabilities:
(Increase) decrease in assets:
Unrealized appreciation on forward foreign currency exchange contracts	(477,794)
Income receivable	3,068,138
Receivable for periodic payments from swap contracts	(3,470,054)
Variation margin receivable on centrally cleared swaps	671,645
Swap contracts, at fair value	76,282
Prepaid expenses and other assets	(184,649)
Increase (decrease) in liabilities:
Unrealized depreciation on forward foreign currency exchange contracts	70,574
Payable for open swap contracts	4,000,000
Payable for periodic payments from swap contracts	5,652,848
Interest income payable on securities sold short	(38,922)
Interest payable on reverse repurchase agreements	(1,856,721)
Incentive fee payable	(14,294,459)
Management fee payable	(1,830,158)
Payable to Affiliates	8,759
Accrued expenses and other liabilities	(291,113)

Net cash provided by operating activities	$500,678,090

Cash Flows from Financing Activities
Proceeds from subscriptions	17,550,795
Payment for share repurchases	(68,170,084)
Reverse repurchase agreements, net	(416,089,364)

Net cash provided by financing activities	(466,708,653)

Net increase in unrestricted and restricted cash and foreign currency	33,969,437
Unrestricted and restricted cash and foreign currency, beginning of year	139,514,880

Unrestricted and restricted cash and foreign currency, end of year	$173,484,317

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$6,662,193

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Statement of Cash Flows (Continued)

Reconciliation of unrestricted and restricted cash to the statements of assets and liabilities

	Year Ended December 31, 2020	Year Ended December 31, 2019
Cash	$130,421,794	$58,221,826
Foreign currency at value	3,828,008	—
Cash Pledged:
Securities sold short	—	19,753,783
Swaps	39,234,515	60,128,383
Reverse repurchase agreements	—	1,410,888

	$173,484,317	$139,514,880

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Financial Highlights

	Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018		Year Ended 12/31/2017		Year Ended 12/31/2016
Total Return on Net Asset Value	(17.18)%		11.45%		3.78%		9.20%		1.24%

Ratios to Average Net Assets:
Expenses before waiver from Investment Manager and Incentive Fees	2.89	%(a)	4.42	%(a)	4.17	%(a)	3.81	%(a)	3.96	%(a)
Incentive Fees	—%		1.92%		0.73%		1.54%		0.44%

Expenses before waiver from Investment Manager	2.89	%(a)	6.34	%(a)	4.90	%(a)	5.35	%(a)	4.40	%(a)

Management Fees waiver from Investment Manager	(0.83)%		(1.18)%		(1.10)%		(1.06)%		(1.11)%

Net expenses after waiver from Investment Manager	2.06%		5.16%		3.80%		4.29%		3.29%

Net investment income excluding Incentive Fees	4.71%		3.77%		4.44%		6.53%		4.96%

Net investment income	4.71%		1.85%		3.71%		4.99%		4.52%

Supplementary Data:
Net assets, end of period (in thousands)	$545,807		$772,679		$780,231		$941,374		$959,932

Portfolio turnover	6%		39%		81%		85%		26%

(a)

Includes interest expense on securities sold short and reverse repurchase agreements of 0.76%, 1.68%, 1.64%, 1.40% and 1.49%, for the years ended December 31, 2020, December 31, 2019, December 31, 2018, December 31, 2017 and December 31, 2016, respectively.

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements

For the Year Ended December 31, 2020

1. Organization

Blackstone Real Estate Income Master Fund (the “Master Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is a non-diversified, closed-end management investment company. The Master Fund has formed a subsidiary, Blackstone Real Estate Income Master Fund (Cayman) Ltd., a wholly-owned subsidiary (the “Subsidiary”), organized in the Cayman Islands, through which the Master Fund mainly invests in securities exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Blackstone Real Estate Income Fund (“Feeder Fund I”) and Blackstone Real Estate Income Fund II (“Feeder Fund II” and together with Feeder Fund I, the “Feeder Funds”) invest substantially all of their assets in the Master Fund. The Master Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments.

The Master Fund consolidates the Subsidiary in accordance with the consolidation policy discussed in Note 2. The Master Fund and Subsidiary are herein referred to collectively as the “Consolidated Master Fund”.

The investment manager of the Consolidated Master Fund and the Feeder Funds is Blackstone Real Estate Income Advisors L.L.C. (the “Investment Manager”), an investment advisor registered under the Investment Advisers Act of 1940, as amended. The Board of Trustees (the “Board” and each member thereof, a “Trustee”) of the Consolidated Master Fund and the Feeder Funds supervises the conduct of the Consolidated Master Fund’s and the Feeder Funds’ affairs and, pursuant to the investment management agreements (the “Investment Management Agreements”), has engaged the Investment Manager to manage the Consolidated Master Fund’s and the Feeder Funds’ day-to-day investment activities and operations.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the Prospectus of the Feeder Funds.

Plan of Liquidation

After careful consideration and on the recommendation of the Investment Manager, the Board approved the liquidation, dissolution and termination (the “Dissolution”) of the Feeder Fund I, Feeder Fund II and the Consolidated Master Fund.

Effective July 13, 2020, the Feeder Funds suspended offers and sales of Shares, terminated their distribution reinvestment plans and do not expect to continue to offer to repurchase a portion of the Shares from shareholders, but will make periodic distributions to their shareholders consisting of liquidation proceeds in exchange for the redemption of a corresponding number of shares.

The Investment Manager has waived its management and incentive fees from November 1, 2020 through the remaining life of the Funds. Effective the same date, the Board and the Investment Manager terminated the Expense Limitation and Reimbursement Agreement with the Feeder Funds.

2. Summary of Significant Accounting Policies

Basis of Presentation

The Consolidated Master Fund’s Consolidated Financial Statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars, unless otherwise noted.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2020

The Consolidated Master Fund is an investment company in accordance with Accounting Standards Codifications 946, Financial Services—Investment Companies, which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies.

The preparation of the Consolidated Financial Statements in conformity with U.S. GAAP requires the Investment Manager to make estimates and assumptions that affect the amounts in the Consolidated Financial Statements and accompanying notes. The Investment Manager believes that the estimates utilized in preparing the Consolidated Financial Statements are reasonable and prudent; however, actual results may differ from these estimates.

Consolidation

The Master Fund is presented as consolidated with the Subsidiary, Accordingly, the Consolidated Financial Statements include the assets and liabilities and the results of operations of the Master Fund and the Subsidiary listed above. All intercompany balances have been eliminated.

Valuation Policy

The Consolidated Master Fund values its investments in securities, securities sold short, derivative financial instruments and other investments (together, the “investments”) at fair value. Market quotations can be obtained from third party pricing service providers or, if not available from pricing service providers, from broker-dealers. The Board has established procedures for determining the fair value of investments (the “Valuation Procedures”). The Board has delegated to the Investment Manager day-to-day responsibility for implementing the Valuation Procedures. The Investment Manager provides oversight of the valuation and pricing function of the Consolidated Master Fund for all investments. The Investment Manager will use commercially reasonable efforts to obtain two or more reliable quotations for each investment (where such asset type has multiple pre-approved pricing sources), and in connection therewith, will generally value such investments based on the average of the quotations obtained. Pursuant to the Valuation Procedures, if market quotations are not readily available (or are otherwise not reliable for a particular investment), the fair value will be determined in good faith by the Investment Manager, pursuant to procedures adopted by the Board and such determinations shall be reported to the Board. Due to the inherent uncertainty of these estimates, estimates of fair value may differ from the values that would have been used had a ready market for these investments existed and the differences could be material. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker-dealer quotations). The Board has delegated to the Investment Manager the responsibility for monitoring significant events that may materially affect the values of the Consolidated Master Fund’s investments and for determining whether the value of the applicable investments should be re-evaluated in light of such significant events.

Fair Value of Financial Instruments

Fair value guidance defines fair value, establishes a framework for measuring fair value, and establishes disclosures about fair value measurements. U.S. GAAP defines the fair value as the price that the Consolidated Master Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

Valuation techniques and availability of observable inputs can vary from investment to investment and are affected by a variety of factors including the type of investment and the characteristics specific to the investment and the state of the market place, including the existence and transparency of transactions between market participants. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2020

Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement:

Level 1 – quoted prices are available in active markets for identical investments as of the measurement date. The Consolidated Master Fund does not adjust the quoted price for these investments.

Level 2 – quoted prices are available in markets that are not active or model inputs are based on inputs that are either directly or indirectly observable as of the measurement date.

Level 3 – pricing inputs are unobservable and include instances where there is minimal, if any, market activity for the investment. The Investment Manager, values its investments, in good faith, using valuation techniques applied on a consistent basis. The determination of fair value is based on the best available information in the circumstances and may incorporate the Investment Manager’s own assumptions and involves significant degree of judgment, taking into consideration a combination of internal and external factors. Due to the inherent uncertainty of these estimates, the estimates of fair value may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

Fixed Income Securities

Fixed income securities, including corporate and convertible bonds, mezzanine debt, U.S. and foreign debt obligations, bank loans, and trade claims, are generally valued by broker-dealer quotations or third party pricing service providers on the basis of last available bid price. In determining the value of a particular investment, pricing service providers may use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models to determine the reported price. The pricing service providers’ internal models use observable inputs such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above and have multiple pricing sources are categorized as Level 2 within the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by broker-dealer quotations or third party pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider the attributes applicable to a particular class of the security (e.g., credit rating, seniority), current market data, estimated cash flows and relative market yield for each class, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above and have multiple pricing sources are categorized as Level 2 within the fair value hierarchy. Securities with only a single pricing source or where significant inputs are considered unobservable are categorized as Level 3.

Equity Securities

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2020

are principally traded. Securities that use similar valuation techniques and inputs and are active on a listed exchange as described above are categorized as Level 1 within the fair value hierarchy.

Bank Loans

The Consolidated Master Fund invests in other single family and commercial related credit investments such as loans, which may include commercial or residential mortgage loans, bank loans, mezzanine loans, real estate corporate debt and other interests relating to real estate. Commercial mortgage loans are typically secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. Residential mortgage loans are typically secured by single family property. Real estate corporate debt securities consist of secured and unsecured obligations issued by REITs or other companies in the business of owning and/or operating real estate-related businesses. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. Mezzanine loans may take the form of bonds or subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or an entity that owns (directly or indirectly) the interest in the entity owning the real property. These types of investments may involve a higher degree of risk than mortgage lending because the investment may become unsecured as a result of foreclosure by the senior lender.

Short-Term Investments

The Consolidated Master Fund considers short-term, highly liquid investments with original maturities of 90 days or less when acquired to be short-term investments. As of December 31, 2020, there were no Short Term Investments held by the Consolidated Master Fund.

Derivative Financial Instruments

Over the counter (“OTC”) derivative financial instruments, such as credit default swaps, interest rate swaps, total return swaps, forward foreign currency exchange contracts and options contracts derive their value from underlying referenced instruments or obligations, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by third party pricing service providers and/or based on broker dealer quotations. Depending on the product and the terms of the transaction, the value of derivative financial instruments can be estimated using a series of techniques, including, but not limited to, simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves and exchange rates. Derivative financial instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are normally valued by third party pricing service providers. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

Securities Sold Short

The Consolidated Master Fund sells securities short (a “Short Sale”) from time to time. A Short Sale is a transaction whereby the Consolidated Master Fund sells securities it does not own in anticipation of a decline in the market price of those securities, whereby the Consolidated Master Fund’s broker executes a stock borrow transaction to deliver the securities resulting from the Consolidated Master Fund’s Short Sale. The

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2020

Consolidated Master Fund is obligated to repurchase the securities at the market price at the time of replacement. The Consolidated Master Fund’s obligations to replace the securities in connection with a Short Sale are secured by collateral.

Upon entering into a Short Sale, the Consolidated Master Fund establishes a liability which is recorded as securities sold short in the Consolidated Statement of Assets and Liabilities to represent securities due under the Short Sale agreement. The Consolidated Master Fund is liable to pay any interest income earned during the period the Short Sale is open. The interest is recorded as interest on securities sold short in the Consolidated Statement of Operations.

Option Contracts

The Consolidated Master Fund buys or writes put and call options through listed exchanges and over-the-counter. The buyer of an option has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or currency at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying securities declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount.

Forward Foreign Currency Exchange Contracts

The Consolidated Master Fund enters into forward foreign currency exchange contracts from time to time to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. Forward foreign currency exchange contracts are agreements between two parties to exchange a fixed quantity of one currency for another currency at an agreed-upon price on an agreed upon future date. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates.

Swap Agreements

The Consolidated Master Fund enters into swaps from time to time, which include total return, interest rate, and credit default swap agreements. Swaps are typically bilaterally negotiated agreements between the Consolidated Master Fund and a counterparty in which the Consolidated Master Fund and counterparty agree to make either periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market or may be executed in a multilateral or other trade facility platform, such as a registered exchange.

Reverse Repurchase Agreements

The Consolidated Master Fund enters into reverse repurchase agreements from time to time. In a reverse repurchase agreement, the Consolidated Master Fund sells securities in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same securities at an agreed upon date and price. Certain agreements may have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Consolidated Master Fund may utilize reverse repurchase agreements when it is anticipated that the income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. The transactions are generally accounted for as collateralized financing transactions and the Consolidated Master Fund retains ownership of the security to be repurchased as a pledged asset and records a liability for the repurchase amount.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2020

Investment Transactions and Related Investment Income

Investment transactions are recorded as of the trade date for financial reporting purposes. Income and expenses, including interest, are recorded on an accrual basis. Realized gains and losses from sale of investments are determined on the identified cost basis using the first in first out methodology.

Foreign Currency Translation

The books and records of the Consolidated Master Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Consolidated Master Fund’s records at the rate prevailing when earned and recorded. Assets and liabilities denominated in foreign currencies are adjusted to reflect current exchange rates and any unrealized gains (losses) are included in Net change in unrealized appreciation (depreciation) on investments and foreign currency translations on the Consolidated Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments and foreign currency translations on the Consolidated Statement of Operations. The Consolidated Master Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Cash

As of December 31, 2020, the Consolidated Master Fund had $130,421,794 in domestic cash and $3,828,008 in foreign cash held at a major U.S. bank.

Contingencies

Under the Consolidated Master Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), the Consolidated Master Fund’s officers and each Trustee are indemnified against certain liabilities that may arise out of the performance of their duties to the Consolidated Master Fund. Additionally, in the normal course of business, the Consolidated Master Fund may enter into contracts that contain a variety of representations and indemnification obligations and expects the risk of loss to be remote. Each Feeder Fund bears its pro-rata share of the Consolidated Master Fund’s expenses, subject to reimbursement by the Investment Manager, pursuant to an expense limitation and reimbursement agreement between each Feeder Fund and the Investment Manager.

Income Taxes

The Consolidated Master Fund is classified as a partnership for federal income tax purposes. As such, each investor in the Consolidated Master Fund is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Consolidated Master Fund. Therefore, no federal income tax provision is required. The Consolidated Master Fund plans to file U.S. Federal and various state and local tax returns. All the Consolidated Master Fund’s assets are managed so that the Feeder Funds can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

For the open tax years and all major jurisdictions, management of the Consolidated Master Funds has concluded that there are no uncertain tax positions that would require recognition in the consolidated financial statements. No income tax returns are currently under examination. The statute of limitations on the Consolidated Master Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2017 through December 31, 2020.

Segregation and Collateralization

In cases in which the 1940 Act and the current interpretive positions of the SEC and its staff require that the Consolidated Master Fund segregate assets in connection with certain investments (e.g., futures contracts,

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2020

forward foreign currency exchange contracts, swaps and options written), or transactions considered to reflect borrowings (e.g., reverse repurchase agreements), the Consolidated Master Fund will, consistent with current SEC rules and/or certain interpretive guidance issued by the SEC, segregate assets or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges, third party broker-dealers, futures commissions merchants and clearing organizations, a fund engaging in such transactions may have requirements to deliver/deposit cash or securities to/with an exchange, broker-dealer, futures commission merchant or clearing organization as collateral or margin for certain investments to the extent consistent with the 1940 Act and current interpretive positions of the SEC and its staff.

Offsetting and Counterparty Risk

The Consolidated Master Fund may mitigate counterparty risk by contractually requiring its counterparties to post collateral under a master agreement and a credit support annex published by International Swaps and Derivatives Association, Inc. (collectively, an “ISDA Master Agreement”) implemented between the Consolidated Master Fund and each of its respective counterparties, as well as through netting provisions contained in the ISDA Master Agreement, and reaching other financial agreements between the Consolidated Master Fund and its counterparty in the ISDA Master Agreement. An ISDA Master Agreement may contain certain provisions regarding, among other things, the right parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. At December 31, 2020, the Consolidated Master Fund used the gross method of presentation in the Consolidated Financial Statements and did not elect to offset amounts eligible for offset under enforceable master netting arrangements or similar agreements. Collateral pledged by the Consolidated Master Fund is segregated by the Consolidated Master Fund’s custodian and identified as such in the Consolidated Master Fund’s Schedule of Investments. Collateral can be in the form of cash or securities as agreed to by the Consolidated Master Fund and the applicable counterparty. Typically, the Consolidated Master Fund and counterparties are not permitted to sell, repledge or otherwise use the collateral they receive.

The Consolidated Master Fund manages counterparty risk by entering into agreements only with counterparties that are believed to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The agreements entered into by the Consolidated Master Fund typically contain credit risk related features that are triggered under certain circumstances. Such circumstances may include agreed upon net asset value thresholds. If triggered, the counterparty may terminate the contract and any transactions thereunder.

COVID-19 and Global Economic and Market Conditions

The ongoing novel coronavirus (“COVID-19”) pandemic and restrictions on certain non-essential businesses have caused disruption in the U.S. and global economies. Although an economic recovery is partially underway, it continues to be gradual, uneven, and characterized by meaningful dispersion across sectors and regions. The estimates and assumptions underlying these consolidated financial statements are based on the information available as of December 31, 2020, including judgments about the financial market and economic conditions which may change over time.

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued guidance providing optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR (London Interbank Offered Rate) or other interbank-offered based reference rates as of the end of December 2021. Management continues to evaluate the impact of the

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2020

guidance and may apply other elections, as applicable, as the expected market transition to alternative reference rates evolves. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022.

3. Reverse Repurchase Agreements

The Consolidated Master Fund enters into reverse repurchase agreements with qualified banks or broker- dealers through a Master Repurchase Agreement (“MRA”). An MRA contains provisions for initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA may also permit, upon the occurrence of an event of default by one party, the offsetting of obligations under the MRA against obligations under other agreements with the same counterparty to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Consolidated Master Fund may decline below the price of the securities the Consolidated Master Fund is obligated to repurchase. They also involve the risk that the counterparty liquidates the securities delivered to it by the Consolidated Master Fund under the reverse repurchase agreement following the occurrence of an event of default under the applicable MRA by the Consolidated Master Fund. The Consolidated Master Fund’s use of reverse repurchase agreements also subjects the Consolidated Master Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, repurchase agreements and reverse repurchase agreements entail the same risks as over-the-counter derivatives, as described in Notes 4 and 9. Securities subject to repurchase under reverse repurchase agreements are designated as such in the Consolidated Schedule of Investments. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. There were no reverse repurchase agreements as of December 31, 2020. The weighted average daily balances of reverse repurchase agreements outstanding during the year ended December 31, 2020, was approximately $223,733,583, at a weighted average weekly interest rate of 2.10%.

4. Derivative Financial Instruments

In the normal course of business, the Consolidated Master Fund utilizes derivative contracts in connection with its proprietary trading activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Consolidated Master Fund’s derivative activities and exposure to derivative contracts would be classified by the following primary underlying risks: interest rate, credit, foreign currency exchange rate, commodity price, and equity price risks. In addition to its primary underlying risks, the Consolidated Master Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts. The following disclosures contain information on how the Consolidated Master Fund uses derivative contracts.

Forward Foreign Currency Exchange Contracts

The Consolidated Master Fund enters into forward foreign currency exchange contracts from time to time to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. Forward foreign currency exchange contracts are agreements between two parties to exchange a fixed quantity of one currency for another currency at an agreed-upon price on an agreed upon future date. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. These contracts are valued daily and the change in market value is recorded as an unrealized gain or loss on forward foreign currency exchange contracts. When a contract is closed, the Consolidated Master Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2020

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Consolidated Master Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency being received, they also limit any potential gain that might result should the value of such currency increase. In addition, the Consolidated Master Fund could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Consolidated Master Fund’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The Consolidated Master Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enters into offsetting transactions or otherwise covers such transactions.

Swap Agreements

The Consolidated Master Fund enters into swaps from time to time, which include total return, interest rate, and credit default swap agreements. Swaps are typically bilaterally negotiated agreements between the Consolidated Master Fund and a counterparty in which the Consolidated Master Fund and counterparty agree to make either periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market or may be executed in a multilateral or other trade facility platform, such as a registered exchange.

The Consolidated Master Fund may enter into swap agreements for investment purposes or managing exposure to interest rates, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“segregated cash” or “collateral”) may be paid or received, as applicable, by the Consolidated Master Fund as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Consolidated Master Fund as collateral for swap agreements identified in the Consolidated Schedule of Investments and segregated cash, if any, are reflected on the Consolidated Statement of Assets and Liabilities.

Credit Default Swaps: The Consolidated Master Fund enters into OTC and/or centrally cleared credit default swap contracts from time to time to hedge credit risk, to hedge market risk, or to gain exposure on single name issues and/or baskets of securities (e.g., CMBX, a tradeable index referencing a basket of CMBS). In an OTC and/or centrally credit default swap contract, the protection buyer typically makes an upfront payment and/or a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a “credit event” on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructurings and obligation acceleration. An upfront payment received by the Consolidated Master Fund or made by the Consolidated Master Fund is recorded as a liability or asset, respectively, in the Consolidated Statement of Assets and Liabilities. Periodic payments received or paid by Consolidated Master Fund are recorded as realized gains or losses. OTC and/or centrally credit default swap contracts are marked to market daily and the change is recorded as an unrealized gain or loss on swaps contracts. Upon the occurrence of a credit event, the difference between the par value and the market value of the reference obligation, net of any proportional amount of upfront payment, is recorded as a realized gain or loss on swaps contracts. With respect to selling a credit default swap, the Consolidated Master Fund will segregate assets or otherwise covers its obligations for the notional amount of such credit default swap.

Interest Rate Swaps: The Consolidated Master Fund enters into OTC and/or centrally cleared interest rate swap contracts from time to time to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk. The Consolidated Master Fund is subject to interest rate risk exposure in the normal course

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2020

of pursuing its investment objectives. Because the Consolidated Master Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating rate, on the same notional amount for a specified period of time. The Consolidated Master Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

OTC and centrally cleared interest rate swaps are marked-to-market daily and any change is recorded as an unrealized gain or loss on swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract.

Total Return Swaps: The Consolidated Master Fund enters into OTC total return swap contracts from time to time to gain exposure to the investment returns on an underlying financial instrument without purchasing the financial instrument itself. In a total return swap, the Consolidated Master Fund receives the economic returns of the underlying financial instrument, inclusive of any mark to market change in value from the date of such purchase of the underlying instrument, any interest earned from the settlement date of the underlying instrument less a swap financing fee, which is typically LIBOR plus a spread. The total return swap derives its value from the valuation of underlying financial instruments. The underlying financial instruments for the total return swaps held at period end were loans and a bond. The swap is valued daily at current market value and any unrealized appreciation or depreciation is included in the net change in unrealized appreciation/ (depreciation) on swap contracts. Gain or loss is realized on the termination date of the swap and when periodic payments are received or made at the end of each measurement period. During the period the swap is open, the Consolidated Master Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Options Contracts

The Consolidated Master Fund enters into purchased call or put options (“Options”) from time to time. Options may be used to obtain economic exposure equivalent to a long or short position, respectively, or to hedge existing or anticipated portfolio positions. The Consolidated Master Fund may buy or write Options through the OTC market and listed exchanges.

The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of the underlying at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the price of the underlying declines (in the case of a put option) or increases (in the case of a call option).

Option contracts purchased (call or put) require the payment of premiums in exchange for the right to purchase or sell an underlying at a contracted strike price and maturity. The premium paid by the Consolidated Master Fund is recorded as an asset and is subsequently marked-to-market to reflect the current fair value of the option.

Option contracts sold (written calls or written puts) obligates the Consolidated Master Fund to buy or sell, within a limited time, an underlying at a contracted strike price and maturity. The writer of an option receives a premium which is recorded as a liability and is subsequently marked-to-market to reflect the current fair value of the option.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2020

At December 31, 2020, the Consolidated Master Fund had the following derivative financial instruments, presented on a gross basis and categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities	Fair Value	Consolidated Statement of Assets & Liabilities	Fair Value
Credit	Swap contracts, premiums paid and unrealized appreciation	$585,005	Swap contracts, premiums received and unrealized depreciation	$(5,242,972)
Market	Swap contracts, unrealized appreciation	—	Swap contracts, unrealized depreciation	(8,281,852)
Interest Rate	Centrally cleared swaps, at fair value(a)	—	Centrally cleared swaps, at fair value(a)	(21,016,011)
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	494,147	Unrealized depreciation on forward foreign currency exchange contracts	(1,166,935)

Total		$1,079,152		$(35,707,770)

Amount not subject to MNA (b)		—		21,016,011

Total gross amounts subject to MNA		$1,079,152		$(14,691,759)

(a)

Includes unrealized appreciation/ (depreciation) on centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(b)	Includes options purchased that are part of Investments in securities as shown in the Consolidated Statement of Assets and Liabilities.

The following tables present information about the amount of net realized gain (loss) and net unrealized appreciation (depreciation) on derivative financial instruments for the year ended December 31, 2020:

	Consolidated Statement of Operations — Net Realized Gain (Loss)
Risk Exposure	Swap contracts(a)	Purchased Option(b)	Option Written	Forward foreign currency exchange contracts
Credit	$(2,903,069)	$—	$—	$—
Market	(11,795,043)	(244,013)	55,245	—
Interest Rate	(29,624,272)	—	—	—
Foreign Exchange	—	—	—	(2,072,893)

Total	$(44,322,384)	$(244,013)	$55,245	$(2,072,893)

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2020

	Consolidated Statement of Operations — Net Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Swap contracts(a)	Purchased Option(b)	Option Written	Forward foreign currency exchange contracts
Credit	$(2,116,371)	$—	$—	$—
Market	(4,953,717)	231,359	(46,735)	—
Interest Rate	3,055,890	—	—	—
Foreign Exchange	—	—	—	407,220

Total	$(4,014,198)	$231,359	$(46,735)	$407,220

(a)

Includes unrealized appreciation (depreciation) on centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(b)

Includes options purchased that are part of investments in securities as shown in the Consolidated Statement of Assets and Liabilities and net realized gain (loss) on investments in securities and net unrealized appreciation (depreciation) on investments in securities as shown in the Consolidated Statement of Operations.

The average notional amounts below represent the Consolidated Master Fund’s average volume for the year ended December 31, 2020:

Derivative Description	Average Notional or Face Amounts(a)
Purchased Options(b)	$233
Options Written(b)	233
Swap contracts	569,763,655
Forward foreign currency exchange contracts	45,249,211

(a)	Averages are based on monthly activity levels during the year ended December 31, 2020.
(b)	Calculated based on number of contracts.

Netting Arrangements

The Consolidated Master Fund uses master netting arrangements, which allows certain derivative financial instruments and collateral with the same counterparty to be offset to minimize counterparty credit exposure. The table below presents information related to derivative financial instruments that are subject to an enforceable master netting arrangement or similar agreement (“MNA”) and are not offset, as shown in the Consolidated Statement of Assets and Liabilities as of December 31, 2020.

The Consolidated Master Fund enters into ISDA Master Agreements which contain MNA’s that provide for payment netting and, in the case of default or similar event with respect to the counterparty to the MNA, can provide for netting across transactions. Generally, upon counterparty default, the Consolidated Master Fund can terminate all transactions under the MNA and set-off amounts it owes across all transactions under a particular MNA and against collateral under such MNA. The Consolidated Master Fund may not use derivatives contracts and related collateral governed by an ISDA to offset reverse repurchase agreements and related collateral governed by an MRA.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2020

The following table presents the Consolidated Master Fund’s derivative financial instrument’s asset and liabilities by counterparty net of related collateral received/pledged by the Consolidated Master Fund at December 31, 2020:

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
By Counterparty	Gross Amount of Assets Presented in Consolidated Statement of Assets and Liabilities	Derivative Financial Instruments Available to Offset	Cash Collateral Received(a)	Non-Cash Collateral	Net Amount(b)
Citibank, N.A.	$494,147	$(494,147)	$—	$—	$—
Goldman Sachs International	164,476	(164,476)	—	—	—
JPMorgan Chase Bank, N.A.	164,475	(113,191)	—	—	51,284
Morgan Stanley Capital Services LLC	256,054	(38,671)	(138)	—	217,245

Total	$1,079,152	$(810,485)	$(138)	$—	$268,529

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
By Counterparty	Gross Amount of Liabilities Presented in Consolidated Statement of Assets and Liabilities	Derivative Financial Instruments Available to Offset	Cash Collateral Pledged(a)	Non-Cash Collateral	Net Amount(b)
Citibank, N.A.	$9,448,787	$(494,147)	$(8,954,640)	$—	$—
Citigroup Global Markets, Inc.	139,881	—	(139,881)	—	—
Credit Suisse International	416,848	—	(416,848)	—	—
Goldman Sachs International	2,449,606	(164,476)	(2,285,130)	—	—
J.P. Morgan Securities LLC	164,495	—	(164,495)	—	—
JPMorgan Chase Bank, N.A.	113,191	(113,191)	—	—	—
Merrill Lynch Capital Services, Inc.	1,920,280	—	(1,920,280)	—	—
Morgan Stanley Capital Services LLC	38,671	(38,671)	—	—	—

Total	$14,691,759	$(810,485)	$(13,881,274)	$—	$—

(a)	Excess of collateral received/pledged from the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2020

5. Fair Value Measurement

The following table summarizes the Consolidated Master Fund’s assets and liabilities measured at fair value at December 31, 2020:

Asset Description	Level 1	Level 2	Level 3	Total
Investments in Securities:
Commercial Mortgage-Backed Securities	$—	$377,142,742	$—	$377,142,742
Residential Mortgage-Backed Securities	—	31,288,008	—	31,288,008
Interest Only Commercial Mortgage-Backed Securities	—	18,428,626	—	18,428,626
Collateralized Debt Obligations	—	3,438,400	—	3,438,400
Bank Loan	—	32,844,930	—	32,844,930
High Yield Bonds & Notes	—	157,703	—	157,703
Convertible Bonds	—	1,899,615	—	1,899,615
Total Investments in Securities	$—	$465,200,024	$—	$465,200,024
Forward Foreign Currency Exchange Contracts(a)	—	494,147	—	494,147
Credit Default Swap Contracts	—	585,005	—	585,005
Total Assets	$—	$466,279,176	$—	$466,279,176

Liability Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Exchange Contracts(a)	$—	$1,166,935	$—	$1,166,935
Credit Default Swap Contracts	—	5,242,972	—	5,242,972
Total Return Swap Contracts(a)	—	8,281,852	—	8,281,852
Interest Rate Swap Contracts	—	21,016,011	—	21,016,011
Total Liabilities	$—	$35,707,770	$—	$35,707,770

(a)	Represents unrealized appreciation (depreciation).

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2020.

6. Fund Terms

Repurchases

Repurchases were made only at such times and on such terms as was determined by the Consolidated Master Fund’s Board, in its sole discretion.

All shares of beneficial interest, if any, repurchased from shareholders of the Feeder Funds by the Feeder Funds, as applicable, resulted in corresponding repurchases of common shares of beneficial interest of the Consolidated Master Fund. Refer to the most recent shareholder reports of the Feeder Funds for repurchase offer amounts for the year ended December 31, 2020. Also, refer to Note 1 which describes the Dissolution of the Consolidated Master Fund and the termination of repurchases.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2020

7. Related Party Transactions

Management Fee

Prior to approval of the Dissolution, the Consolidated Master Fund paid the Investment Manager an aggregate fixed management fee (the “Management Fee”), payable quarterly in arrears on the last Business Day of each quarter. The Management Fee accrued monthly at an annual rate of 1.50% of the Consolidated Master Fund’s Managed Assets at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Consolidated Master Fund shares or any distributions by the Consolidated Master Fund. The Management Fee reduced the net asset value of the Consolidated Master Fund (and indirectly, of the Feeder Funds) as of the end of the accounting period in which it was payable and after the calculation of the Management Fee. Effective October 1, 2014 through October 31, 2020, the Investment Manager agreed to temporarily reduce its Management Fee to an annualized rate of 0.75% of the Consolidated Master Fund’s Managed Assets (the “Management Fee Waiver”). The Management Fee, after the Management Fee Waiver, was $5,226,308 for the year ended December 31, 2020.

After approval of the Dissolution, the Consolidated Master Fund, the Investment Manager has waived the Management Fee and Management Fee Waiver from November 1, 2020 through the remaining life of the Consolidated Master Fund.

Incentive Fee

Prior to approval of the Dissolution, the Consolidated Master Fund accrued a performance-based incentive fee (the “Incentive Fee”) on a monthly basis throughout the fiscal year of the Consolidated Master Fund. The Incentive Fee was paid to the Investment Manager promptly after the end of each fiscal year of the Consolidated Master Fund pursuant to the Consolidated Master Fund’s investment management agreement. The Incentive Fee was determined as of the end of the fiscal year in an amount equal to 15% of the amount by which the Consolidated Master Fund’s Net Capital Appreciation (as defined below) for each Fiscal Period ending within or coterminous with the close of such fiscal year exceeded the balance of the loss carryforward account and any allocated Management Fee expense for such Fiscal Period, without duplication for any Incentive Fees paid during such fiscal year. The Consolidated Master Fund also paid the Investment Manager the Incentive Fee in the event a Fiscal Period was triggered in connection with a repurchase offer by the Consolidated Master Fund. For purposes of calculating the Incentive Fee, “Net Capital Appreciation” means, with respect to any Fiscal Period, the difference, if any, between (x) the sum of (i) the value of the Consolidated Master Fund’s net asset value at the end of that Fiscal Period (prior to the Incentive Fee for such Fiscal Period) increased by the dollar amount of the Consolidated Master Fund’s interests repurchased during the Fiscal Period (excluding repurchases as of the last day of the Fiscal Period after determination of the Incentive Fee), (ii) the amount of any dividends, distributions or withdrawals paid to shareholders during the Fiscal Period and not reinvested in the Consolidated Master Fund (excluding any dividends, distributions or withdrawals to be paid as of the last day of the Fiscal Period), and (iii) the Management Fee expense for that Fiscal Period, and (y) the sum of (i) the value of the Consolidated Master Fund’s net asset value at the beginning of that Fiscal Period (prior to the Management Fee for such Fiscal Period), increased by the dollar amount of the Consolidated Master Fund’s interests issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Consolidated Master Fund) and (ii) the amount of any subscriptions to the Consolidated Master Fund during that Fiscal Period. All calculations of Net Capital Appreciation were made (without duplication) after deduction of all general, administrative and other operating expenses of the Consolidated Master Fund (excluding the Incentive Fee) and any amounts necessary, in the Investment Manager’s sole discretion, as appropriate reserves for such expenses. There was no Incentive Fee charged for the year ended December 31, 2020.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2020

After approval of the Dissolution of the Consolidated Master Fund, the Investment Manager has waived the Incentive Fees from November 1, 2020 through the remaining life of the Consolidated Master Fund.

Expense Payments

Blackstone Holdings Finance Co. L.L.C. (“FINCO”), an affiliate of the Investment Manager, pays expenses on behalf of the Consolidated Master Fund from time to time. The Consolidated Master Fund reimburses FINCO for such expenses paid on behalf of the Consolidated Master Fund. FINCO does not charge any fees for providing such administrative services. The amount of $56,130 as of period end is recorded as payable to affiliate in the Consolidated Statement of Assets and Liabilities.

MBS Investments

As of December 31, 2020, the Consolidated Master Fund’s investments included four mortgage-backed securities (“MBS”) with a total cost basis of $32,482,885 and market value of $32,468,374 collateralized by properties owned by investment vehicles that are advised by an affiliate of the Investment Manager (an “affiliated investment vehicle”). Such MBS were purchased in secondary market transactions on market terms negotiated by the majority third-party investors. Each investment in such MBS by the Consolidated Master Fund and the affiliated investment vehicles represented a minority participation in any individual tranche. The Consolidated Master Fund and the affiliated investment vehicles will forgo all non-economic rights (including voting rights) in such MBS as long as the other affiliated investment vehicles own above a certain threshold of interest in the properties collateralizing or loans underlying, or have an interest in a different part of the capital structure related to, such MBS. For the year ended December 31, 2020, the Consolidated Master Fund recorded interest income of $1,286,286 and an unrealized gain of $803,555 related to its investments in such MBS. Such amounts were reported as a component of the net decrease in net assets resulting from operations on the Consolidated Statements of Operations.

8. Line of Credit

The Consolidated Master Fund entered into an uncommitted unsecured line of credit agreement dated March 24, 2020 with Blackstone Holdings Finance Co. L.LC., an affiliate of the Investment Manager, to borrow up to a maximum amount of $50,000,000 at the annual interest rate of LIBOR plus 2.5%. As of December 31, 2020, there were no borrowings made under the line of credit agreement, which expires on March 24, 2021.

9. Financial Instruments and Off-Balance Sheet Risk

Market Risk: In the normal course of business, the Consolidated Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Consolidated Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Consolidated Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Derivative Risk: The Consolidated Master Fund enters into derivatives transactions which may include, without limitation, options contracts, futures contracts, options on futures contracts, forward contracts, interest rate swaps, total return swaps, credit default swaps and other swap agreements for investment, hedging or leverage purposes. The Consolidated Master Fund’s use of derivative instruments may be speculative and involves investment risks and transaction costs to which the Consolidated Master Fund

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2020

would not be subject absent the use of these instruments, and the use of derivatives generally involves leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Consolidated Master Fund’s initial investment in the derivatives. Thus, the use of derivatives may result in losses in excess of principal or greater than if they had not been used. The ability to successfully use derivative instruments depends on the ability of the Investment Manager. The skills needed to employ derivatives strategies are different from those needed to select portfolio security and, in connection with such strategies, the Investment Manager must make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate.

Credit and Counterparty Risk: The Consolidated Master Fund will be subject to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of OTC instruments) purchased by the Consolidated Master Fund. The Investment Manager will evaluate and monitor the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Consolidated Master Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Consolidated Master Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Consolidated Master Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Consolidated Master Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Currently, certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Consolidated Master Fund. Counterparty risk with respect to certain exchange-traded and over-the counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. Cash collateral that has been pledged to cover obligations of the Consolidated Master Fund under derivative financial instrument contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Liquidity Risk: Some securities held by the Consolidated Master Fund may be difficult to sell, or illiquid, during times of market turmoil or otherwise. Illiquid securities may also be difficult to value. If the Consolidated Master Fund is forced to sell an illiquid asset to meet liquidation payments or other cash needs, the Consolidated Master Fund may be forced to sell at a loss or at a price lower than it could have otherwise received.

Non-Diversification Risk: The Consolidated Master Fund is classified as a “non-diversified” investment company which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Consolidated Master Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2020

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described within the respective security type notes.

10. Investment Transactions

The aggregate cost of purchases and proceeds of sales of investments in securities (excluding U.S. Treasury obligations and U.S. government sponsored agency securities) (including maturities), other than short-term investments and securities sold short (if applicable), for the year ended December 31, 2020 was as follows:

Purchases	$42,245,004
Sales	$529,518,833

11. Federal Tax Information

As of December 31, 2020, the approximate cost, gross unrealized appreciation/ (depreciation) and net unrealized appreciation/ (depreciation) of investments, securities sold short, and derivatives, as calculated for U.S. tax purposes, were as follows*:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$500,169,759	$9,112,073	$(78,710,426)	$(69,598,353)

*	Amounts shown as of December 31, 2020 above consider book / tax differences as of the fiscal year ended December 31, 2019, if any.

12. Administration Agreements

The Consolidated Master Fund and Feeder Funds have entered into administration, custody and transfer agency agreements with State Street Bank and Trust Company (“State Street”). State Street and/or its affiliates are responsible for providing administration, custody and transfer agency services for the Consolidated Master Fund and Feeder Funds, including, but not limited to: (i) maintaining corporate and financial books and records of the Consolidated Master Fund and Feeder Funds, (ii) providing administration

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2020

services and (iii) performing other accounting and clerical services necessary in connection with the administration of the Consolidated Master Fund and Feeder Funds. The services performed by State Street may be completed by one or more of its affiliated companies.

13. Subsequent Events

The Investment Manager has evaluated the impact of subsequent events through the date of financial statement issuance, and determined there were no subsequent events outside the normal course of business requiring adjustment to or disclosure in the consolidated financial statements.

Results of Special Meeting of Shareholders (Unaudited)

The Special Meeting of Shareholders was held on October 15, 2020 via live audio webcast. The description of the proposals and number of shares voted at the meeting are as follows:

1. Amending the Master Fund’s Amended and Restated Agreement and Declaration of Trust by revising the Shareholder vote required to approve the Master Fund’s dissolution from at least two-thirds of the outstanding shares to a “majority” under the Investment Company Act of 1940, as amended, (i.e., the lesser of (i) more than 50% of the outstanding shares of the Master Fund or (ii) 67% or more of the shares of the Master Fund present at the Meeting or represented by proxy, if more than 50% of the outstanding shares of the Master Fund are present or represented by proxy), provided that no more than 33% of the outstanding shares of the Master Fund vote against the dissolution; and

Votes For	Votes Against	Abstained
257,999	12,912	11,231

2. To approve the dissolution of the Master Fund.

Votes For	Votes Against	Abstained
260,151	12,606	9,385

There were no broker non-votes for these proposals.

Blackstone Real Estate Income Master Fund and Subsidiary

Supplemental Information

December 31, 2020 (Unaudited)

Form N-PORT Filings

The Consolidated Master Fund files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year within 60 days after the end of the relevant fiscal quarter with the Securities and Exchange Commission (the “SEC”) as an exhibit on Form N-PORT. The Consolidated Master Fund’s portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is available on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Voting Policies

The Consolidated Master Fund and the Feeder Funds have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. A description of the policies and procedures used to vote proxies related to the Consolidated Master Fund’s and the Feeder Funds’ portfolio securities, and information regarding how the Consolidated Master Fund and Feeder Funds voted proxies relating to their portfolio securities during the most recent 6-month period ended June 30 is available (1) without charge, upon request, by calling toll free, 1-800-248-1621 and (2) on the SEC’s website at http://www.sec.gov.

Additional Information

Each Feeder Fund’s registration statement includes additional information about the Trustees of the Consolidated Master Fund. The registration statement is available, without charge, upon request by calling 1-855-890-7725.

Summary of Updated Information

Regarding the Funds

December 31, 2020 (Unaudited)

The following information in this annual report is a summary of certain information about the Feeder Fund I and the Feeder Fund II (for purposes of this section, as applicable, the “Fund”) and changes since the Fund’s prospectus dated May 1, 2020, as supplemented (the “prior disclosure date”). The information provided may be new or updated since the prior disclosure date. This information may not reflect all of the changes that have occurred since you purchased Shares of the Fund.

INVESTMENT OBJECTIVE (Feeder Fund I and Feeder Fund II)

The Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments. There can be no assurance the Fund will achieve its investment objective.

The Fund is in the process of liquidating its portfolio and the Fund may invest all or part of the proceeds from the liquidation of portfolio securities in cash equivalent instruments or hold the proceeds in cash. During this time, the Fund may not achieve its investment objective.

INVESTMENT OBJECTIVE (Master Fund)

The Master Fund’s investment objective is to seek long-term total returns, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt instruments.

The Master Fund is in the process of liquidating its portfolio and the Master Fund may invest all or part of the proceeds from the liquidation of portfolio securities in cash equivalent instruments or hold the proceeds in cash. During this time, the Master Fund may not achieve its investment objective.

INVESTMENT STRATEGIES (Feeder Fund I and Feeder Fund II)

The Fund is in the process of liquidating its portfolio and the Fund may invest all or part of the proceeds from the liquidation of portfolio securities in cash equivalent instruments or hold the proceeds in cash. During this time, the Fund may not achieve its investment strategies.

The Fund pursues its investment objective by investing substantially all of its assets in the Master Fund, which then invests in a broad range of real estate-related debt investments. Under normal circumstances, at least 80% of the Master Fund’s Managed Assets (as defined below) are invested in liquid investments in public and private real estate debt, including, but not limited to, commercial mortgage-backed securities (“CMBS”), mortgages, loans, mezzanine and other forms of debt (including residential mortgage-backed securities (“RMBS”) and other residential credit and debt of real estate-related companies) and equity interests in collateralized debt obligation vehicles (“CDOs”), collateralized loan obligation vehicles (“CLOs”), REITs, listed vehicles and other entities that invest in real estate debt as one of their core businesses. “Managed Assets” means net assets, plus the amount of leverage for investment purposes. The Master Fund considers a company to be “real estate-related” if its primary business is the ownership, management or development of real estate.

As part of its investment strategy, the Master Fund invests in CMBS. CMBS may include multi-issuer CMBS, single-issuer CMBS and “rake bonds,” in each case, relating to real estate-related companies or assets. In a typical CMBS issuance, a number of single mortgage loans of varying size, asset type, and geography are pooled and transferred to a trust. For some CMBS, only loans of a single asset type, geography or borrower or a single loan may be transferred to the trust. The trust then issues a series of bonds that vary in duration, payment priority, and yield. Then rating agencies assign credit ratings to the various bond classes ranging from investment grade to below investment grade. The typical structure for the securitization of commercial real estate loans is a real estate mortgage investment conduit (“REMIC”). Generally speaking, a

Summary of Updated Information

Regarding the Funds (Continued)

December 31, 2020 (Unaudited)

REMIC is a pass-through entity which is not subject to tax at the trust level. In selecting CMBS for investment, the Investment Manager considers the composition of the loans underlying the CMBS, including the asset types, geographies and other specific characteristics of the properties securing such loans, in determining whether the CMBS is attractive at the available price.

The Master Fund also invests directly and indirectly in RMBS and other residential credit. In a typical RMBS issuance, residential mortgages of varying size and geographic location are pooled and transferred to a trust. The trust then issues a series of bonds that vary in duration, payment priority, and yield. Then rating agencies (such as S&P’s, Moody’s, or Fitch) assign credit ratings to the various bond classes ranging from investment grade to below investment grade.

The Master Fund also invests in other single family- and commercial-related credit investments such as loans, which may include commercial or residential mortgage loans, bank loans, mezzanine loans, real estate corporate debt and other interests relating to real estate. Commercial mortgage loans are typically secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. Residential mortgage loans are typically secured by single family property. Real estate corporate debt securities consist of secured and unsecured obligations issued by REITs or other companies in the business of owning and/or operating real estate-related businesses. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower.

Mezzanine loans may take the form of bonds or subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or an entity that owns (directly or indirectly) the interest in the entity owning the real property. These types of investments may involve a higher degree of risk than mortgage lending because the investment may become unsecured as a result of foreclosure by the senior lender.

The Master Fund also invests in loans, bonds and other debt obligations of varying maturities issued by real estate-related U.S. and foreign corporations and other business entities, which may include loans, corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities.

While the Master Fund invests primarily in “performing” real estate-related debt investments, the Master Fund may nonetheless invest in instruments of any credit quality at various levels of an issuer’s capital structure or retain investments that become “sub-performing” or “non-performing” following the Master Fund’s acquisition thereof. The Master Fund considers issuers with declining cash flows, an inconsistent history of timely principal and/or interest payments, or otherwise a high risk of becoming non-performing in the future to be “sub-performing,” and issuers who are delinquent or in foreclosure to be “non-performing.” Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities. Securities rated Caa or below and CCC or below are considered vulnerable to nonpayment and their issuers to be dependent on favorable business, financial and economic conditions to meet their financial commitments. Securities rated below Caa/CCC may include obligations already in default. Debt securities in the lowest investment grade category will likely possess speculative characteristics.

The Master Fund also uses derivatives and, subject to any applicable limitations under the 1940 Act, may invest up to 30% of its Managed Assets in derivatives. The Master Fund uses derivatives for investment and hedging purposes and as a form of Effective Leverage (as defined below). The Master Fund’s principal investments in derivative instruments include investments in total return swaps, credit default swaps, credit

Summary of Updated Information

Regarding the Funds (Continued)

December 31, 2020 (Unaudited)

default swap indices (including mortgage-backed securities indices), interest rate swaps and foreign currency exchange contracts, but the Master Fund may also invest in futures transactions, options and options on futures, as well as other derivative instruments. For purposes of calculating the Master Fund’s total return swap exposure towards its 30% of Managed Assets cap on derivatives, the Master Fund values total return swaps on a mark-to-market basis instead of on a notional basis. If the Master Fund valued total return swaps on a notional basis, its derivatives would have a greater impact on such cap. The Master Fund may sell protection on credit default swap indices in order to efficiently gain exposure to a diverse pool of CMBS credits. The Master Fund includes the market value of derivatives that provide exposure to liquid investments in public and private real estate-related debt in determining compliance with the Master Fund’s investment policy of investing at least 80% of its Managed Assets in liquid investments in public and private real estate debt. The U.S. Securities and Exchange Commission (the “SEC”) has proposed a new rule under the 1940 Act that would further limit the Master Fund’s ability to use reverse repurchase agreements even in cases where the Master Fund covers its obligations under such agreements. If such proposed rule is adopted, the Master Fund may be required to decrease its use of leverage or use alternative forms of leverage that may be less cost-effective than reverse repurchase agreements, either of which may have an adverse impact on the Fund’s investment return.

The Master Fund may invest up to 20% of its Managed Assets in instruments that are illiquid (determined using the SEC standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Master Fund has valued the securities). The Master Fund also invests in securities that are unregistered and may invest in securities that are held by control persons of the issuer and subject to contractual restrictions on their resale (“restricted securities”). Restricted securities determined by the Investment Manager to be illiquid are subject to the limitation set forth above.

In addition, the Master Fund may invest in equity interests (or derivatives related thereto) in real estate or real estate-related companies that do not invest in real estate debt as one of their core businesses. The Master Fund may invest up to 20% of its Managed Assets in such equity interests (or derivatives related thereto).

Compliance with any policy or limitation of the Master Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio investments. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Master Fund’s assets after purchase.

Leverage-Subject to limitations imposed by the 1940 Act, the Fund and the Master Fund may incur leverage from time to time. Common shareholders bear all costs and expenses incurred by the Fund, including such costs and expenses associated with any leverage incurred by the Fund.

The Master Fund may use leverage through borrowings (collectively, “Borrowings”), which may include loans from certain financial institutions, the issuance of debt securities, reverse repurchase agreements, securities lending arrangements, and derivatives, including, but not limited to, interest rate swaps, total return swaps, and credit default swaps (collectively, “Effective Leverage”) in an aggregate amount of up to 33 1/3% of the Master Fund’s total assets immediately after giving effect to such leverage. Only forms of Effective Leverage that are considered senior securities under the 1940 Act will be considered leverage for the Master Fund’s leverage limits. The Master Fund incurs leverage, primarily through the use of reverse repurchase agreements, as part of its investment strategy; such form of leverage is considered a senior security under the 1940 Act to the extent not covered by segregated cash or liquid securities in accordance with currently applicable SEC guidance. The Master Fund’s use of reverse repurchase agreements will also be subject to any future applicable limitations under the 1940 Act. The SEC has proposed a new rule under the 1940 Act that would further limit the Master Fund’s ability to use reverse repurchase agreements even in cases where

Summary of Updated Information

Regarding the Funds (Continued)

December 31, 2020 (Unaudited)

the Master Fund covers its obligations under such agreements. If such proposed rule is adopted, the Master Fund may be required to decrease its use of leverage or use alternative forms of leverage that may be less cost-effective than reverse repurchase agreements, either of which may have an adverse impact on the Fund’s investment return. Although it has no current intention to do so, the Master Fund may use leverage through the issuance of preferred shares in an aggregate amount of up to 50% of the Master Fund’s total assets immediately after such issuance. There can be no assurance that any leveraging strategy the Master Fund employs will be successful during any period in which it is employed.

RISKS APPLICABLE TO THE FUND (Feeder Fund I and Feeder Fund II)

Liquidation Risk (new since previous disclosure date). The Fund and the Master Fund are in the process of liquidation and dissolution. The Fund is dependent on the Investment Manager’s expertise in the real estate market and its ability to liquidate the Master Funds’ portfolio in an orderly fashion to maximize value for shareholders and provide shareholders with liquidity. Although the Investment Manager is conducting an orderly disposal of the Master Fund’s investments, it is possible that, due to a market or political disruption during the liquidation of the Fund, including the resurgence of COVID-19, the Master Fund may receive depressed prices for its securities below what the Investment Manager believes it would receive in the absence of any disruption. Although the Investment Manager has waived its management and incentive fees, the reduction in the Funds’ net assets would likely result in an increased expense ratio from other expenses for shareholders, as certain fixed expenses would be spread across a smaller asset base, and the Funds will bear costs and expenses relating to the liquidation, including increased legal fees and costs of insurance.

Investment and Market Risk. All securities investing and trading activities (including real estate-related debt investing) risk the loss of capital. No assurance can be given that the Fund’s and the Master Fund’s investment objective will be achieved, that the performance of the Fund and the Master Fund will be positive over any period of time, or that shareholders will not suffer losses. Your investment in the Shares represents an indirect investment in the assets owned by the Master Fund. The value of the Master Fund’s portfolio securities and other assets may move up or down, sometimes rapidly and unpredictably, and in certain circumstances investment techniques utilized by the Master Fund may increase the impact of such adverse market movements. At any point in time, your Shares may be worth less than your original investment.

Past Performance; No Assurance of Investment Return. Although the key personnel in the BREDS Group, including Jonathan Pollack, Michael Nash and Michael Wiebolt, have extensive investment experience investing in the real estate debt markets (including through the BREDS Vehicles), the past performance results of the BREDS Vehicles are not indicative of the future performance of the Fund or Master Fund. There can be no assurance that the Master Fund will be able to (i) successfully identify, make and realize upon any particular investment or (ii) generate returns for its shareholders (or that such returns will be commensurate with the risks associated with an investment in the Fund).

Liquidity Risks (updated since previous disclosure date). The Shares are not listed for trading on any securities exchange. There is no public market for the Shares and none is expected to develop. The Shares therefore are not readily marketable and shareholders must be prepared to hold Shares for an indefinite period of time. Because the Fund is a closed-end management investment company, the Shares may not be redeemed at the option of the shareholder and may not currently be exchanged for shares of any other fund.

Although the Fund may offer to repurchase Shares from shareholders, no assurance can be given that these repurchases will occur as scheduled or at all. In light of market conditions resulting from the outbreak of the novel coronavirus (“COVID-19”), the Fund did not make a repurchase offer in the first quarter of 2020. As the Fund is in liquidation, the Fund and the Master Fund do not expect to conduct repurchase offers but will make periodic distributions to their shareholders consisting of liquidation proceeds in exchange for the redemption of a corresponding number of Shares.

Summary of Updated Information

Regarding the Funds (Continued)

December 31, 2020 (Unaudited)

Even if the Fund makes a tender offer, there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular tender offer. If a tender offer is oversubscribed by shareholders, the Fund will generally repurchase only a pro rata portion of the Shares tendered by each shareholder. A large shareholder in the Fund seeking repurchase may cause a greater likelihood of all shareholders seeking repurchase having their requests reduced pro rata. The potential for pro ration may cause some shareholders to tender more Shares for repurchase than they otherwise would wish to have repurchased, which may adversely affect others wishing to participate in the tender offer. In addition, in extreme cases, a Fund may not be able to complete repurchases if the Master Fund is unable or unwilling to repurchase a portion of that Fund’s interest in the Master Fund due to the Master Fund’s inability to liquidate a portion of its portfolio.

Distributions Risk. The Fund has not established a minimum distribution payment level, and the Fund’s ability to make distributions to its shareholders may be adversely affected by a number of factors, including the risk factors described elsewhere in this Annual Report. The Fund may not generate sufficient income or have sufficient liquidity to make distributions to the Fund’s shareholders. The Board (or a committee of the Board) will make determinations regarding distributions based upon, among other factors, the Fund’s financial performance, debt service obligations and other cash needs.

As a result, the Fund may not be able to make distributions to the Fund’s shareholders from time to time, and the level of any distributions the Fund does make to the Fund’s shareholders may decrease over time, any of which could materially and adversely affect the value of your investment. In light of market conditions resulting from the outbreak of COVID-19, the Fund did not declare a dividend in the first quarter of 2020 and may do so again in the future.

Non-Diversified Risk. As non-diversified investment companies under the 1940 Act, and the rules and regulations thereunder, the Fund and the Master Fund may invest a greater portion of their respective assets in a more limited number of issuers than a diversified fund. The Master Fund’s investment portfolio has significant investments in the real estate debt sector. While the Fund and the Master Fund intend to comply with the diversification requirements of the Code applicable to RICs, the Master Fund’s investment program may nonetheless present a greater risk to an investor than an investment in a diversified company due to the impact changes in financial conditions or real estate market activity may have on the value of the Shares.

Geographic Concentration Risk. The Master Fund makes real estate-related debt investments primarily in the United States, but may also invest on a global basis. Adverse changes to the economies and commercial real estate markets of any country in which the Master Fund invests will have a pronounced impact on the activities of the Master Fund in such country and could impede the Master Fund’s ability to effectively achieve its investment objective. See “Risk Factors—Non-U.S. Investments; Non-OECD Investments.” Because the Master Fund invests primarily in the United States, the performance of the Master Fund’s investments are especially susceptible to adverse changes in the commercial real estate market of the United States.

Euro Risk. A significant portion of the non-U.S. investments held by the Master Fund may be denominated in euros. Recent political and economic issues have created uncertainty concerning the future of the euro and the impact if one or more countries leave the eurozone. These or other events, including political and economic developments, could cause market disruptions and could adversely affect the value of investments held by the Master Fund.

Concentration Risk. The Master Fund’s portfolio is concentrated in investments in the real estate finance industry, including CMBS, RMBS, REITs, other real estate-related securities, loans and other instruments that are secured by or otherwise have exposure to, real estate. As a consequence, our aggregate return may be

Summary of Updated Information

Regarding the Funds (Continued)

December 31, 2020 (Unaudited)

substantially affected by the unfavorable performance of real estate-related investments and the Master Fund’s portfolio may become more susceptible to fluctuations in value resulting from adverse economic or business conditions affecting that industry. Additionally, within our investments in CMBS and our other real estate-related investments, a concentration in a single investment or in underlying mortgage loans or other investments secured by properties located in a particular geography or of a particular asset class can cause our aggregate return to be disproportionately affected by unfavorable market conditions related to such investment, geography or asset class. Investors have no assurance as to the degree of diversification in the underlying properties securing the Master Fund’s real estate-related investments. See “—Concentrated CMBS Investments.”

Leverage Risk. The Master Fund uses leverage, which magnifies investment, market and certain other risks. The Master Fund uses leverage directly at the Master Fund level which will create exposure to such leverage indirectly at the Fund level. While such implicit leverage does not constitute actual borrowing of the Fund for purposes of the 1940 Act, in an effort to mitigate the overall risk of leverage, the Fund does not intend to incur additional direct long-term leverage at the Fund level, but may use leverage for short-term purposes. Since the Fund generally may not withdraw from the Master Fund, the Fund’s level of implicit leverage from its indirect investment in the Master Fund cannot be controlled. This may constrain the Fund’s ability to utilize additional direct leverage at the Fund level. Leverage involves risks and special considerations for holders of the Shares, including that when the Master Fund uses leverage, the Management Fee payable by the Master Fund to the Investment Manager will be higher than if the Master Fund did not use leverage (as such, the Investment Manager may have a financial incentive to increase the Master Fund’s use of leverage, which constitutes an inherent conflict of interest); the likelihood of greater volatility of NAV of the common shares of the Master Fund than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Master Fund may pay will reduce the return to shareholders or will result in fluctuations in the distributions paid on the common shares; and the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Master Fund were not leveraged.

As a closed-end investment company registered with the SEC, the Master Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Master Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other measures to “cover” open positions under current SEC guidance with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. The Master Fund intends to cover its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions and by offsetting derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Master Fund does not segregate liquid assets or otherwise cover its obligations under such transactions under current SEC guidance, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Master Fund may not enter into any such transactions if the Master Fund’s borrowings would thereby exceed 33 1/3% of its total assets, less all liabilities and indebtedness of the Master Fund not represented by senior securities. However, these transactions, even if covered and not treated as leverage for the 1940 Act, may represent a form of economic leverage and will create risks. In addition, these segregation and coverage requirements could result in the Master Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Summary of Updated Information

Regarding the Funds (Continued)

December 31, 2020 (Unaudited)

Reliance on the Investment Manager and Key Blackstone Personnel. The success of the Fund and the Master Fund depends, in large part, upon the skill and expertise of the Investment Manager and key Blackstone personnel, including Jonathan Pollack, Michael Nash and Michael Wiebolt, to develop and implement investment strategies that achieve the Master Fund’s investment objective. The Investment Manager is responsible for the Master Fund’s investment activities, and shareholders must rely on the Investment Manager and such key Blackstone personnel, including Jonathan Pollack, Michael Nash and Michael Wiebolt, to conduct and manage the Master Fund’s activities. In the event of the death, disability or departure of one or more such persons, or to the extent any such persons do not fulfill their time commitment to the Master Fund, the business and the performance of the Fund and the Master Fund may be adversely affected. In addition, such Blackstone personnel may have other responsibilities, including serving on committees, throughout Blackstone and/or its portfolio companies and, therefore, conflicts may arise in the allocation of personnel, management time, services or functions. The ability of the Investment Manager and such personnel to access other professionals and resources within other groups at Blackstone for the benefit of the Fund and the Master Fund may be limited under certain circumstances. Moreover, the portfolio management decisions of the Master Fund are generally made independently and without regard to the activities or positions of a variety of the Other Blackstone Vehicles, which may create circumstances where different actions or investment decisions are made or taken with respect to the Master Fund relative to such Other Blackstone Vehicles or Other Real Estate Vehicles. For example, there may be circumstances where one or more such Other Blackstone Vehicles or Other Real Estate Vehicles determines to dispose of an investment that is also held by the Master Fund but where the Master Fund continues to hold such investment or where one or more such Other Blackstone Vehicles or Other Real Estate Vehicles elects to purchase investments with respect to which the Master Fund does not participate (or vice versa) or where such funds may participate in the same investment at different times and/or on different terms.

No Limitation on Strategies. In accordance with the Master Fund’s investment objective, the Investment Manager implements such strategies or discretionary approaches it believes from time to time may be best suited to prevailing market conditions, subject to the limitations set forth in the Master Fund Declaration of Trust. There can be no assurance that the Investment Manager will be successful in implementing any particular investment strategy or discretionary approach or that it will be able to effectively achieve the Master Fund’s trading or investment activities.

Nature of Real Estate-Related Debt Securities. The debt securities and other interests in which the Master Fund invests may include secured or unsecured debt at various levels of an issuer’s capital structure. The debt securities in which the Master Fund invests may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity, and may not be rated by a credit rating agency. Debt securities are also subject to other creditor risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance” under relevant creditors’ rights laws, (ii) so-called lender liability claims by the issuer of the obligations, and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. The Master Fund’s investments may be subject to early redemption features, refinancing options, pre-payment options, or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Master Fund earlier than expected, resulting in a lower return to the Master Fund than anticipated or underwritten on such obligation or reinvesting in a new obligation at a lower return to the Master Fund.

Debt-Oriented Real Estate Investment Risks Generally. The Master Fund invests primarily in liquid real estate-related debt investments. Any deterioration of real estate fundamentals generally, and in the United States and Europe in particular, could negatively impact the performance of the Master Fund by making it more difficult for issuers to satisfy their debt payment obligations, increasing the default risk applicable to issuers, and/or making it more difficult for the Master Fund to generate attractive risk-adjusted returns.

Summary of Updated Information

Regarding the Funds (Continued)

December 31, 2020 (Unaudited)

Changes in general economic conditions will affect the creditworthiness of issuers and/or real estate collateral relating to the Master Fund’s investments and may include economic and/or market fluctuations, changes in environmental and zoning laws, casualty or condemnation losses, regulatory limitations on rents, decreases in property values, changes in the appeal of properties to tenants, changes in supply and demand, fluctuations in real estate fundamentals, the financial resources of issuers/borrowers, changes in building, environmental and other laws, energy and supply shortages, various uninsured or uninsurable risks, natural disasters, political events, trade barriers, currency exchange controls, changes in government regulations (such as rent control), changes in real property tax rates and/or tax credits, changes in operating expenses, changes in interest rates, changes in foreign exchange rates, changes in the availability of debt financing and/or mortgage funds which may render the sale or refinancing of properties difficult or impracticable, increased mortgage defaults, increases in borrowing rates, outbreaks of an infectious disease, epidemics/pandemics or other serious public health concerns, negative developments in the economy or political climate that depress travel activity (including restrictions on travel or quarantines imposed), environmental liabilities, contingent liabilities on disposition of assets, acts of God, terrorist attacks, war, demand and/or real estate values generally and other factors that are beyond the control of the Investment Manager. Such changes may develop rapidly and it may be difficult to determine the comprehensive impact of such changes on the Master Fund’s investments, particularly for investments that may have inherently limited liquidity. These changes may also create significant volatility in the markets for the Master Fund’s investments, which could cause rapid and large fluctuations in the values of such investments. There can be no assurance that there will be a ready market for the resale of the Master Fund’s debt investments because such investments may not be liquid. Illiquidity may result from the absence of an established market for the investments, the occurrence of events mentioned above, as well as legal or contractual restrictions on their resale by the Master Fund. The value of securities of companies which service the real estate business sector may also be affected by such risks.

The Investment Manager cannot predict whether economic conditions generally, and the conditions for real estate debt investing in particular, will deteriorate in the future. Declines in the performance of the U.S. and global economies or in the real estate debt markets could have a material adverse effect on the Master Fund’s business, financial condition and results from operations. Market conditions relating to real estate debt investments have evolved since the financial crisis, which has resulted in a modification to certain loan structures and/or market terms. For example, it has become increasingly difficult for real estate debt investors in certain circumstances to receive full transparency with respect to underlying investments because transactions are often effectuated on an indirect basis through pools or conduit vehicles rather than directly with the borrower. These and other similar changes in loan structures and market terms may make it relatively more difficult for the Master Fund to monitor and evaluate investments.

LIBOR Risk (updated since previous disclosure date). Many of the Master Fund’s investments and forms of leverage pay interest based on LIBOR. Derivative instruments utilized by the Master Fund and/or issuers of instruments in which the Master Fund may invest may also reference LIBOR. On July 27, 2017, the United Kingdom’s (“UK”) Financial Conduct Authority (“FCA”) announced that it would phase out the London Interbank Offered Rate (“LIBOR”) as a benchmark by the end of 2021. It is unclear whether new methods of calculating LIBOR will be established such that it continues to exist after 2021. The administrator of LIBOR has announced it will consult on its intention to cease the publication of the one week and two month LIBOR settings immediately following the LIBOR publication on December 31, 2021, and the remaining USD LIBOR settings immediately following the LIBOR publication on June 30, 2023. The U.S. Federal Reserve System (“FRS”), Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021, and the FCA has indicated that market participants should not rely on LIBOR being available after 2021. As an alternative to LIBOR, for example, the FRS, in

Summary of Updated Information

Regarding the Funds (Continued)

December 31, 2020 (Unaudited)

conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and the Master Fund’s existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. If LIBOR ceases to exist, the Master Fund may need to amend or restructure its existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond December 31, 2021, or June 30, 2023, depending on the applicable LIBOR tenor and pending the outcome of the LIBOR administrator’s consultation. Such amendments and restructurings may be difficult, costly and time consuming. In addition, from time to time the Master Fund invests in floating rate investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers the Master Fund currently owns or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Master Fund invests and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on the Fund’s business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending investment documentation that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, there may be additional risks to the Fund’s current processes and information systems that will need to be identified and evaluated by the Fund. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on the Fund’s cost of capital and net investment income cannot yet be determined. In addition, the cessation of LIBOR could:

∎

Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives that may be included in the Master Fund’s assets and liabilities;

∎

Require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments;

∎	Result in inquiries or other actions from regulators in respect of the Fund’s preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

∎

Result in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in the Master Fund’s LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

∎

Require the transition and/or development of appropriate systems and analytics to effectively transition the Fund’s risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

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∎	Cause the Fund and/or the Master Fund to incur additional costs in relation to any of the above factors.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on the Fund’s business, result of operations, financial condition, and unit price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Master Fund, or (iii) reduced effectiveness of related Master Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund and/or the Master Fund, issuers of instruments in which the Master Fund invests and financial markets generally.

Risks Associated with CMBS. The Master Fund invests a significant portion of its assets in pools or tranches of CMBS. The collateral underlying CMBS generally consists of commercial mortgages on real property that has a single-family, multifamily or commercial use, such as retail space, office buildings, warehouse property and hotels, and may include assets or properties owned directly or indirectly by one or more Other Blackstone Vehicles. CMBS have been issued in a variety of issuances, with varying structures including senior and subordinated classes. The commercial mortgages underlying CMBS generally have shorter maturities than residential mortgages, allow all or a substantial portion of the loan balance to be paid at maturity, commonly known as a “balloon payment,” and are usually non-recourse against the commercial borrower. Investments in CMBS are subject to various risks and uncertainties, including credit, market, interest rate, structural and legal risks. These risks may be magnified by volatility in the credit and commercial real estate markets. The investment characteristics of CMBS differ from traditional debt securities in a number of respects, and are similar to the characteristics of structured credit products in which investors participate through a trust or other similar conduit arrangement. As described more fully below, commercial mortgage loans are obligations of the borrowers thereunder and are not typically insured or guaranteed by any other person or entity. While the Investment Manager analyzes and underwrites its CMBS investments from a fundamental real estate perspective, there can be no assurance that underwriting practices will yield their desired results and there can be no assurance that the Master Fund will be able to effectively achieve its investment objective or that projected returns will be achieved.

Concentrated CMBS Investments. Default risks with respect to CMBS investments may be further pronounced to the extent that the Master Fund invests heavily with a particular sponsor of CMBS, single-issuer CMBS, CMBS secured by a small or less diverse collateral pool or CMBS secured by a particular asset class. For instance, at any one time, a portfolio of CMBS may be backed by commercial mortgage loans disproportionately secured by properties in only a few states, regions or foreign countries. As a result, such investments may be more susceptible to geographic risks relating to such areas, including adverse economic conditions, declining home values, adverse events affecting industries located in such areas and other factors beyond the control of the Investment Manager relative to investments in multi-issuer CMBS or a pool of mortgage loans having more diverse property locations. Additionally, at any one time, the Master Fund’s portfolio of CMBS may be backed by commercial mortgage loans disproportionately secured by properties of a specific asset class, such as hospitality, multi-family, retail, industrial, office or other properties. CMBS backed by these asset classes may underperform during any period of time, including for long periods. If the Master Fund’s portfolio is concentrated in any investments secured by such underperforming asset class, the Master Fund’s portfolio would be expected to underperform the broader CMBS market. Additional information about our portfolio, from time to time, is available on our website at http://www.blackstone.com/businesses/aam/real-estate/closed-end-funds.

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CMBS Credit Quality and Selection. CMBS are also affected by the quality of the credit extended. As a result, the quality of the CMBS is dependent upon the selection of the commercial mortgages for each issuance and the cash flow generated by the commercial real estate assets, as well as the relative diversification of the collateral pool underlying such CMBS and other factors such as adverse selection within a particular tranche or issuance.

Risks Associated with Residential Credit, Including RMBS. The Master Fund invests a portion of its assets in residential credit, including pools or tranches of RMBS. The collateral underlying residential credits generally consists of mortgages on residential properties. Residential credits have been issued in a variety of issuances, with varying structures including senior and subordinated classes. Investments in residential credit (including RMBS) are subject to various risks and uncertainties, including credit, market, interest rate, structural and legal risk. These risks may be magnified by volatility in the economy and in real estate markets generally. Residential credits are also subject to the risk of prepayment by borrowers. Residential credits are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Master Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Residential mortgage loans are generally obligations of the borrowers thereunder and are not typically insured or guaranteed by any other person or entity. While the Investment Manager analyzes and underwrites its residential credit investments from a fundamental real estate perspective, there can be no assurance that underwriting practices will yield their desired results and there can be no assurance that the Master Fund will be able to effectively achieve its investment objective or that projected returns will be achieved.

Government mortgage pass-through securities may include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the “full faith and credit” of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Operating and Financial Risks of Issuers; Underlying Default Risk across Capital Structures. The Master Fund’s investments may involve credit or default risk, which is the risk that an issuer or borrower will be unable to make principal and interest payments on its outstanding debt when due. The risk of default and losses on real estate-related debt instruments will be affected by a number of factors, including global, regional and local economic conditions, interest rates, the commercial real estate market in general, an issuer’s equity and the financial circumstances of the issuer, as well as general economic conditions. Such default risk will be heightened to the extent the Master Fund makes relatively junior investments in an issuer’s capital structure since such investments are structurally subordinate to more senior tranches in such issuer’s capital structure, and the Master Fund’s overall returns would be adversely affected to the extent one or more issuers is unable to meet its debt payment obligations when due. To the extent the Master Fund holds an equity or “mezzanine” interest in any issuer that is unable to meet its debt payment obligations, such equity or mezzanine interest could become subordinated to the rights of such issuer’s creditors in a bankruptcy. See “—Subordination” below. Furthermore, the financial performance of one or more issuers could deteriorate as a result of, among other things, adverse developments in their businesses, changes in the competitive environment, suspension of operations, changes in market or economic conditions, natural disasters, outbreaks of an infectious disease, epidemic/pandemic or any other serious public health concern, negative developments in the economy or political climate that may impact such issuers. As a result,

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underlying properties or issuers that the Master Fund expected to be stable may operate, or expect to operate, at a loss or have significant fluctuations in ongoing operating results, may otherwise have a weak financial condition or be experiencing financial distress and subject the Master Fund’s investments to addition risk of loss and default.

Commercial Mortgage Loans. The Master Fund invests in commercial mortgage loans, including mezzanine loans and B-notes, which are secured by multifamily, commercial or other properties and are subject to risks of delinquency and foreclosure and risks of loss. Commercial real estate loans are generally not fully amortizing, which means that they may have a significant principal balance or balloon payment due on maturity. Full satisfaction of the balloon payment by a commercial borrower is heavily dependent on the availability of subsequent financing or a functioning sales market, as well as other factors such as the value of the property, the level of prevailing mortgage rates, the borrower’s equity in the property and the financial condition and operating history of the property and the borrower. In certain situations, and during periods of credit distress, the unavailability of real estate financing may lead to default by a commercial borrower. In addition, in the absence of any such takeout financing, the ability of a borrower to repay a loan secured by an income-producing property will depend upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Furthermore, the Master Fund may not have the same access to information in connection with investments in commercial mortgage loans, either when investigating a potential investment or after making an investment, as compared to publicly traded securities.

Commercial mortgage loans are usually non-recourse in nature. Therefore, if a commercial borrower defaults on the commercial loan, then the options for financial recovery are limited in nature. To the extent the underlying default rates with respect to the pool or tranche of commercial real estate loans in which the Master Fund directly or indirectly invests increase, the performance of the Master Fund investments related thereto may be adversely affected. Default rates and losses on commercial loans will be affected by a number of factors, including global, regional and local economic conditions in the area where the properties are located, the borrower’s equity in the underlying property and/or assets and the financial circumstances of the borrower. A decline in specific real estate or credit markets may result in higher delinquencies and defaults. See “—Foreclosure Risk” below. In the event of default, the lender will have no right to assets beyond collateral attached to the commercial mortgage loan. In certain instances, a negotiated settlement or an amendment to the terms of the commercial loan are the only options before an ultimate foreclosure on the commercial property. A foreclosure is costly and often protracted by litigation and bankruptcy restrictions. The ultimate disposition of a foreclosed property may also yield a price insufficient to cover the cost of the foreclosure process and the balance attached to the defaulted commercial loan.

In the event of any default under a mortgage or real estate loan held directly by the Master Fund, it will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage or real estate loan, which could have a material adverse effect on the profitability of the Master Fund. In the event of the bankruptcy of a mortgage or real estate loan borrower, the mortgage or real estate loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage or real estate loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law. Additionally, in the event of a default under any senior debt, the junior or subordinate lender generally forecloses on the equity, purchases the senior debt or negotiates a forbearance or restructuring arrangement with the senior lender in order to preserve its collateral.

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Collateralized Debt Obligations. The Master Fund invests in CDOs. CDOs include, among other things, CBOs, CLOs and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of fixed income securities, including securities that may be rated below investment grade or equivalent unrated securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Master Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Master Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Investment Manager under liquidity policies approved by the Master Fund’s Board. Moreover, in respect of a CLO, if the mortgage portfolios underlying such CLO have been overvalued by the respective originators, or if the values subsequently decline and, as a result, less collateral value is available to satisfy interest and principal payments and any other fees in connection with the trust or other conduit arrangement for such securities, we may incur significant losses. Also, with respect to the CLOs in which the Master Fund may invest, control over the related underlying loans will be exercised through a special servicer or collateral manager designated by a “directing certificate holder” or a “controlling class representative,” or otherwise pursuant to the related securitization documents. The Master Fund may acquire classes of CLOs for which the Master Fund may not have the right to appoint the directing certificate holder or otherwise direct the special servicing or collateral management. With respect to the management and servicing of the underlying loans, the related special servicer or collateral manager may take actions that could adversely affect the Master Fund’s interests. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Master Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Lack of Control Over Investments. The Master Fund generally does not have a right to vote or to make decisions with respect to the administration of the CMBS and other investments, or servicing of the commercial real estate loans that underlie the Master Fund’s CMBS and other investments. Investment decisions pertaining to issuers of underlying loans (including those serving as collateral for pools or tranches of CMBS) will generally be made by the owners/developers of such properties, in the case of underlying loans generally, or one of the master servicer, special servicer, trustee or a controlling party, in the case of pools or tranches of CMBS. Any decision made by one of those parties may not be in the best interest of the Master Fund and, even if that decision is determined to be in the Master Fund’s best interests by that party, may be contrary to the decision that the Master Fund would have made and may negatively affect the Master Fund’s interests.

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Due Diligence Risks. Before making any investments, the Investment Manager will assess the factors that it believes will determine the success of that investment. This process is particularly important and subjective because there may be little information publicly available about CMBS and other real estate debt investments, other than what is available in the prospectuses, offering memoranda or similar disclosure documentation associated with the CMBS and other investments. The Master Fund cannot provide any assurances that these due diligence processes will uncover all relevant facts of the underlying commercial real estate loans or that any investment will be successful.

Risks of Acquiring Sub-Performing Real Estate Loans and Participations. While the Master Fund invests primarily in “performing” real estate-related debt investments, the Master Fund may nonetheless invest in instruments of any credit quality at various levels of an issuer’s capital structure, including sub-performing real estate loans. Such sub-performing real estate loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, an extension of the term, a substantial reduction in the interest rate, or refinancing a substantial write-down of the principal of such loan and other concessions which could adversely affect the returns realized by the Master Fund with respect thereto. However, even if a restructuring were successfully accomplished, a risk exists that, upon maturity of such real estate loan, replacement “takeout” financing will not be available. Purchases of participations in real estate loans raise many of the same risks as investments in real estate loans and also carry risks of illiquidity and lack of control. It is possible that the Investment Manager may find it necessary or desirable to foreclose on collateral securing one or more real estate loans purchased by the Master Fund. The foreclosure process varies jurisdiction by jurisdiction and can be lengthy and expensive. Borrowers often resist foreclosure actions, which often prolongs and complicates an already difficult and time consuming process. In some states or other jurisdictions, foreclosure actions can take up to several years or more to conclude. During the foreclosure proceedings, a borrower may have the ability to file for bankruptcy or its equivalent, potentially staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral property and may result in disrupting ongoing leasing and management of the property and/or impeding operations or development of the property. In the event the Master Fund does foreclose on an investment, the Master Fund will be subject to the risks associated with owning and/or operating real estate.

Risks Associated with the Insolvency of Obligations Backing MBS and Other Investments. The real estate loans backing the MBS and other investments may be subject to various laws enacted in the jurisdiction or state of the borrower for the protection of creditors. If an unpaid creditor files a lawsuit seeking payment, the court may invalidate all or part of the borrower’s debt as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower in satisfaction of such indebtedness, based on certain tests for borrower insolvency and other facts and circumstances, which may vary by jurisdiction. There can be no assurance as to what standard a court would apply in order to determine whether the borrower was “insolvent” after giving effect to the incurrence of the indebtedness constituting the mortgage backing the MBS and other investments, or that regardless of the method of valuation, a court would not determine that the borrower was “insolvent” after giving effect to such incurrence. In addition, in the event of the insolvency of a borrower, payments made on such mortgage loans could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year and one day) before insolvency.

Distressed Securities or Other Interests; Workouts and Bankruptcy; Administration. While the Master Fund’s investment strategy focuses primarily on investments in “performing” real estate-related debt investments, the Master Fund’s investment program may include making distressed investments from time to time (e.g., investments in defaulted, out-of-favor or distressed bank loans and debt securities) or may involve investments that become “sub-performing” or “non-performing” following the Master Fund’s acquisition thereof. Certain of the Master Fund’s investments will, therefore, include specific securities of companies

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that typically are highly leveraged, with significant burdens on cash flow and, therefore, involve a high degree of financial risk. During an economic downturn or recession, loans to or securities of financially or operationally troubled borrowers or issuers are more likely to go into default than loans or securities of other borrowers or issuers. Loans or securities of financially or operationally troubled issuers are less liquid and more volatile than loans to or securities of companies not experiencing such difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. Investment in loans to or the securities of financially or operationally troubled borrowers or issuers involves a high degree of credit and market risk. There is no assurance that the Investment Manager will correctly evaluate the value of the assets collateralizing the Master Fund’s loans or the prospects for a successful reorganization or similar action.

As noted above, in certain limited cases (e.g., in connection with a workout, restructuring and/or foreclosing proceedings involving one or more debt investments by the Master Fund), the success of the Master Fund’s investment strategy with respect thereto will depend, in part, on the ability of the Master Fund to effectuate loan modifications and/or restructure and improve the operations of issuers. The activity of identifying and implementing any such restructuring programs and operating improvements entails a high degree of uncertainty. There can be no assurance that the Master Fund will be able to successfully identify and implement such restructuring programs and improvements.

These financial difficulties may never be overcome and may cause issuers to become subject to bankruptcy or other similar administrative proceedings. There is a possibility that the Master Fund may incur substantial or total losses on its investments and in certain circumstances, subject the Master Fund to certain additional potential liabilities that may exceed the value of the Master Fund’s original investment therein. For example, under certain circumstances, a lender who has inappropriately exercised control over the management and policies of a debtor may have its claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. In any reorganization or liquidation proceeding relating to the Master Fund’s investments, the Master Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Master Fund’s original investment and/or may be required to accept different terms, including payment over an extended period of time. In addition, under certain circumstances payments to the Master Fund and distributions by the Master Fund to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment, or similar transactions under applicable bankruptcy and insolvency laws. Furthermore, bankruptcy laws and similar laws applicable to administrative proceedings may delay the ability of the Master Fund to realize on collateral for loan positions held by it or may adversely affect the economic terms and priority of such loans through doctrines such as equitable subordination or may result in a restructure of the debt through principles such as the “cramdown” provisions of the bankruptcy laws.

Risks Associated with Interest Shortfalls. The Master Fund’s MBS investments may be subject to interest shortfalls due to interest collected from the underlying loans not being sufficient to pay accrued interest to all of the MBS. Interest shortfalls to the trust will occur when the servicer does not advance full interest payments on defaulted loans. The servicer in a MBS trust is required to advance monthly principal and interest payments due on a delinquent loan. Once a loan is delinquent for a period of time (generally 60 days), the servicer is required to obtain a new appraisal to determine the value of the property securing the loan. The servicer is only required to advance interest based on the lesser of the loan amount or 90%, generally, of the appraised value. Interest shortfalls occur when 90%, generally, of the appraised value is less than the loan amount and the servicer does not advance interest on the full loan amount. The resulting interest shortfalls impact interest payments on the most junior class in the trust first. As interest shortfalls increase, more senior classes may be impacted. Over time, senior classes may be reimbursed for accumulated shortfalls if the delinquent loans are resolved, but there is no guarantee that shortfalls will be collected. Interest shortfalls to the MBS trust may also occur as a result of accumulated advances and expenses on defaulted

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loans. When a defaulted loan or foreclosed property is liquidated, the servicer will be reimbursed for accumulated advances and expenses prior to payments to MBS bond holders. If proceeds are insufficient to reimburse the servicer or if a defaulted loan is modified and not foreclosed, the servicer is able to make a claim on interest payments that is senior to the bond holders to cover accumulated advances and expenses. If the claim is greater than interest collected on the loans, interest shortfalls could impact one or more bond classes in a MBS trust until the servicer’s claim is satisfied. Interest shortfalls will be more likely during times of economic stress or other significant market events, which will result in greater risk of loss on the Master Fund’s investments.

Prepayment Risk; Interest Rate Fluctuations. During periods of declining or low interest rates, the issuer of a security or under a loan may exercise its option to prepay principal earlier than scheduled, forcing the Master Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Master Fund’s return. Debt investments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. In addition, the market price of the Master Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed-rate debt investments generally rises. Conversely, during periods of rising interest rates, the market price of such investments generally declines. The magnitude of these fluctuations in the market price of debt investments is generally greater for securities with longer maturities. While interest rates are currently expected to remain at favorable rates in the near term, if the U.S. Federal Reserve continues to increase benchmark interest rates during the life of the Master Fund, the price of debt securities and the value of the Master Fund’s investments could be negatively impacted.

Risks Associated with Extensions. The Master Fund’s CMBS and other investments may be subject to extension, resulting in the term of the securities being longer than expected. Extensions are affected by a number of factors, including the general availability of financing in the market, the value of the related mortgaged property, the borrower’s equity in the mortgaged property, the financial circumstances of the borrower, fluctuations in the business operated by the borrower on the mortgaged property, competition, general economic conditions and other factors. Such extensions may also be made without the Investment Manager’s consent.

Risks Associated with the Servicers. The failure of servicers to effectively service the loans and/or pools thereof in which the Master Fund has an investment would materially and adversely affect the Master Fund. Most loans and securitizations thereof require a servicer to manage collections on each of the underlying loans. Both default frequency and default severity of loans may depend upon the quality of the servicer. The Servicer quality is of significant importance in the management of mortgage loans (or pools thereof) and default issues related thereto. In the case of pools of securitized loans, servicers may be required to advance interest on delinquent loans to the extent the servicer deems those advances recoverable. In the event the servicer does not advance, interest payments may be interrupted even on more senior securities. Servicers may also advance more than is in fact recoverable once a defaulted loan is disposed, and the loss to the trust may be greater than the outstanding principal balance of that loan.

Risks Related to Securities Ratings. To the extent the Master Fund invests in debt securities that have been rated by nationally recognized rating organizations, such debt securities are subject to risks related to these organizations. In general, the ratings of these organizations represent the opinions of such agencies as to the quality of investments that they rate. Such ratings are relative and subjective and are not statements of fact; they are not absolute standards of quality and do not evaluate the market value risk of the securities that are rated.

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Therefore, there can be no assurance that any such rating will accurately quantify risk. Such agencies may change their method of valuation of, and the ratings of, securities held by the Master Fund at any time. The sale price of mortgage-backed securities is highly correlated with the rating such mortgage-backed securities receives from the rating agencies. If existing securities of the Master Fund are downgraded, the value of such securities may be adversely affected. To the extent the Master Fund concentrates its investments in securities with similar ratings, such as below investment grade or unrated debt securities, the Master Fund’s portfolio may be more susceptible to ratings downgrades of such securities.

Expedited Transactions Risk. In light of the debt-oriented focus of the Master Fund’s investment program, investment analyses and decisions by the Investment Manager may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to the Investment Manager at the time of making an investment decision may be limited, and they may not have access to detailed information regarding the investment. Therefore, no assurance can be given that the Investment Manager will have knowledge of all circumstances that may adversely affect an investment. In addition, the Investment Manager expect to often rely upon independent consultants in connection with its evaluation and/or diligence of certain proposed investments. No assurance can be given as to the accuracy or completeness of the information provided by such independent consultants and the Master Fund may incur liability as a result of such consultants’ actions.

Structured Products Risk. The Master Fund invests from time to time in structured products. These investments may include debt securities issued by a private investment fund that invests, on a leveraged basis, in bank loans, high yield debt or other asset groups, certificates issued by a structured investment vehicle that holds pools of commercial mortgage loans, as well as MBS credit default swaps (e.g., CMBX). The Master Fund’s investments in structured products will be subject to a number of risks, including risks related to the fact that the structured products will be leveraged, and other structural and legal risk related thereto. See “—Leverage Risk” above. Many structured products contain covenants designed to protect the providers of debt financing to such structured products. A failure to satisfy those covenants could result in the untimely liquidation of the structured product and a complete loss of the Master Fund’s investment therein. In addition, if the particular structured product is invested in a security in which the Master Fund is also invested, this would tend to increase the Master Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. The value of an investment in a structured product will depend on the investment performance of the assets in which the structured product invests and will, therefore, be subject to all of the risks associated with an investment in those assets. These risks include the possibility of a default by, or bankruptcy of, the issuers of such assets or a claim that the pledging of collateral to secure any such asset constituted a fraudulent conveyance or preferential transfer that can be subordinated to the rights of other creditors of the issuer of such asset or nullified under applicable law.

“Spread Widening” Risk. For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the market spreads of the securities in which the Master Fund invests may increase substantially causing the securities prices to fall. It may not be possible to predict, or to hedge against, such “spread widening” risk. In addition, mark-to-market accounting of the Master Fund’s investments will have an interim effect on the reported value prior to realization of an investment.

Adverse Changes in Credit Markets. Any adverse changes in the global credit markets could make it more difficult for the Master Fund to obtain favorable financing. The Master Fund’s ability to generate attractive investment returns for its shareholders will be adversely affected to the extent the Master Fund is unable to obtain favorable financing terms. If the Master Fund is unable to obtain favorable financing terms, it may not be able to efficiently leverage its portfolio, may face increased financing expenses or may face increased restrictions on its investment activities, any of which would negatively impact the Master Fund’s performance.

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Risks Associated with Hedging. The Master Fund utilizes a wide variety of derivative and other hedging instruments for risk management purposes. The successful utilization of hedging and risk management transactions requires skills that are separate from the skills used in selecting and monitoring investments, and such transactions may entail greater than ordinary investment risks. Additionally, costs related to derivatives and other hedging arrangements (including legal expenses and other third party expenses) will be borne by the Master Fund. There can be no assurance that any derivatives or other hedging transactions will be effective in mitigating risk in all market conditions or against all types of risk (including unidentified or unanticipated risks or where the Investment Manager does not regard the probability of the risk occurring to be sufficiently high to justify the cost), thereby resulting in losses to the Master Fund. Engaging in derivatives and other hedging transactions may result in a poorer overall performance for the Master Fund than if it had not engaged in any such transaction, and the Investment Manager may not be able to effectively hedge against, or accurately anticipate, certain risks that may adversely affect the Master Fund’s investment portfolio. In addition, the Master Fund’s investment portfolio will always be exposed to certain risks that cannot be fully or effectively hedged, such as credit risk relating both to particular securities and counterparties as well as interest rate and foreign exchange risks. The Master Fund will utilize derivatives and other hedging transactions only for those positions determined appropriate by the Investment Manager in its sole discretion. See “Derivatives Risks,” “Counterparty Risk” and “Interest Rate Fluctuation Risk” below.

Subordination. The Master Fund invests in debt instruments, including junior tranches of MBS, rake bonds and “mezzanine” or junior mortgage loans (e.g., B-Notes), that are subordinated in an issuer’s capital structure. To the extent the Master Fund invests in subordinated debt of an issuer’s capital structure or subordinated MBS bonds, such investments and the Master Fund’s remedies with respect thereto, including the ability to foreclose on any collateral securing such investments, will be subject to the rights of any senior creditors and, to the extent applicable, contractual inter-creditor and/or participation agreement provisions.

Investments in subordinated debt involve greater credit risk of default than the senior classes of the issue or series. Subordinated tranches of MBS or other investments absorb losses from default before other more senior tranches of MBS to which it is subordinate are put at risk. As a result, to the extent the Master Fund invests in subordinate debt instruments (including MBS), the Master Fund would potentially receive payments or interest distributions after, and must bear the effects of losses or defaults on the senior debt (including underlying mortgage loans, senior mezzanine debt or senior MBS bonds) before, the holders of other more senior tranches of debt instruments with respect to such issuer.

Mezzanine Loans. Although not secured by the underlying real estate, mezzanine loans are also subject to risk of subordination and share certain characteristics of subordinate loan interests described above. As with commercial mortgage loans, repayment of a mezzanine loan is dependent on the successful operation of the underlying commercial properties and, therefore, is subject to similar considerations and risks, including certain of the considerations and risks described herein. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan. Mezzanine loans are not secured by interests in the underlying commercial properties. In addition, a mezzanine lender typically has additional rights vis-à-vis the more senior lenders, including the right to cure defaults under the mortgage loan and any senior mezzanine loan and purchase the mortgage loan and any senior mezzanine loan, in each case under certain circumstances following a default on the mortgage loan.

B-Notes and A/B Structures. The Master Fund invests in B-notes, which investments are subordinate to the A-note portion of the same loan (which the Master Fund would not expect to hold). In addition to the risks described above in “Subordination,” certain additional risks apply to B-note investments, including those described herein. The B-note portion of a loan is typically small relative to the overall loan, and is in the first loss position. As a means to protect against the holder of the A-note from taking certain actions or, receiving certain benefits to the detriment of the holder of the B-note, the holder of the B-note often (but not always)

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has the right to purchase the A-note from its holder. If available, this right may not be meaningful to the Master Fund. For example, the Master Fund may not have the capital available to protect its B-note interest or purchasing the A-note may alter the Master Fund’s overall portfolio and risk/return profile to the detriment of shareholders. In addition, a B-note may be in the form of a “rake bond.” A “rake bond” is a CMBS backed solely by a single promissory note secured by a mortgaged property, which promissory note is subordinate in right of payment to one or more separate promissory notes secured by the same mortgaged property.

Below Investment Grade Securities Risk. The Master Fund’s investments rated below investment grade or unrated are commonly referred to as “high yield” bonds and involve substantial risk of loss. High yield bonds are predominantly speculative in nature, with the issuer’s capacity to pay interest and repay principal when due uncertain, and therefore involve a greater risk of default. High yield bonds often display increased price sensitivity to changing interest rates and to a deteriorating economic environment, and the market values for high yield bonds tends to be more volatile and less liquid than investment grade debt securities.

Preferred Equity. While the Master Fund invests primarily in real estate-related debt investments, it also may invest, from time to time, in preferred equity investments. Preferred equity investments are subordinate to any indebtedness, but senior to the owners’ common equity. Preferred equity investments typically pay a dividend, rather than interest payments and often have the right for such dividends to accrue if there is insufficient cash flow to pay currently. These interests are not secured by the underlying real estate, but upon the occurrence of a default, the preferred equity provider typically has the right to effectuate a change of control with respect to the ownership of the property. See “Non-Controlling Equity Investments; Investments and Joint Ventures with Third Parties.”

Corporate Debt Securities. Loans, bonds and other debt obligations of varying maturities issued by U.S. and foreign corporations and other business entities may include loans, corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Corporate debt is generally used by corporations and other issuers to borrow money from investors. The issuer pays the investor a rate of interest and normally must repay the amount borrowed on or before maturity. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached. Certain bonds are “perpetual” in that they have no maturity date.

The Master Fund’s investments in real estate-related corporate debt securities are subject to a number of risks, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation/deflation risk, liquidity risk, smaller company risk and management risk.

Term Loans. The Master Fund invests in term loans to companies in the real estate business. Term loans are secured and may carry variable or fixed interest rates, and monthly or quarterly repayment schedules and include a set maturity date. Lenders of term loans may either hold a senior or subordinated position in payment or lien priority. Term loans may not be secured by real estate. Term loans are subject to risk of default, interest rate risk, prepayment risk, below investment grade risk and lender liability risk.

U.S. Government Securities. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by Ginnie Mae, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the

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agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. GSEs, such as the Federal Home Loan Banks, Freddie Mac, Fannie Mae and the Student Loan Marketing Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain GSEs, including the Federal Home Loan Banks, Freddie Mac and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as Certificates of Accrual on Treasury Securities, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury.

While some U.S. Government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. Government securities are subject to the same interest rate and credit risks as are other debt securities. The U.S. Government does not guarantee the NAV or market value of the Master Fund’s common shares. The U.S. Government’s ability to borrow money or otherwise finance its obligations, including as a result of legislatively-imposed limits on the amount of money it may borrow, could cause the values of U.S. Government securities, including those of the U.S. Government’s agencies and instrumentalities and other government-sponsored enterprises, to decline.

Non-U.S. Investments; Non-OECD Investments. Although the Master Fund seeks to make real estate-related debt investments on a global basis, it invests primarily in the United States. Non-U.S. and non-Organization for Economic Co-Operation and Development (“OECD”) member state real estate-related investments involve certain factors not typically associated with investing in real estate-related investments in the United States, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Master Fund’s non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between U.S. and non-U.S. securities and real estate markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and differences in government supervision and regulation; (v) certain economic, social and political risks, including potential exchange-control regulations, potential restrictions on non-U.S. investment and repatriation of capital, the risks associated with political, economic or social instability, including the risk of sovereign defaults, regulatory change, and the possibility of expropriation or confiscatory taxation or the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds and adverse economic and political developments; (vi) the possible imposition of non-U.S. taxes on income and gains and gross sales or other proceeds recognized with respect to such investments; (vii) differing and potentially less well-developed or well-tested corporate laws

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regarding stakeholder rights, creditors’ rights, (including the rights of secured parties), duties and the protection of investors; (viii) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (ix) political hostility to investments by foreign or private equity investors; and (x) less publicly available information.

In addition, the Master Fund invests from time to time in investments located in member states of the European Union (“EU”), including investments made in Spain (EU). In light of the continued and ongoing uncertainty in European debt markets as a result of past sovereign debt crises affecting some of the members of the EU and the unique political risks associated therewith, such investments may be subject to heightened risks or risks not associated with the foregoing. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Master Fund’s investments in euro-denominated securities and derivatives contracts and securities of issuers located in the EU or with significant exposure to EU issuers or countries.

Furthermore, issuers located in non-U.S. jurisdictions may be involved in restructurings, bankruptcy proceedings and/or reorganizations that are not subject to laws and regulations that are similar to the U.S. Bankruptcy Code and the rights of creditors afforded in U.S. jurisdictions. To the extent such non-U.S. laws and regulations do not provide the Master Fund with equivalent rights and privileges necessary to promote and protect its interest in any such proceeding, the Master Fund’s investments in any such issuer may be adversely affected. Additionally, certain countries in which the Master Fund may invest (such as emerging market countries) have in the past, and may in the future, experience political and social instability that could adversely affect the Master Fund’s investments in such countries. Such instability could result from, among other things, popular unrest associated with demands for improved political, economic and social conditions and popular unrest in opposition to government policies that facilitate direct foreign investment. Governments of certain of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The Master Fund generally does not intend to obtain political risk insurance. While the Investment Manager, where deemed appropriate, manages the Master Fund in a manner that minimizes exposure to the foregoing risks (although the Master Fund does not in the ordinary course expect to hedge currency risks), there can be no assurance that adverse developments with respect to such risks will not adversely affect the value or realization of the Master Fund’s non-U.S. investments.

The effectiveness of the judicial systems in countries in which the Master Fund invests varies; consequently, the Master Fund may find it difficult to effectively protect its interests or pursue claims in the courts of countries with less developed legal systems or commercial markets, as compared to the United States or other developed countries. The lack of sophistication and consistency with respect to foreclosure, bankruptcy, corporate reorganization or creditors’ rights in certain countries in which the Master Fund invests, as compared with the United States, may adversely impact the Master Fund’s ability to achieve its investment objectives.

UK Exit from the European Union (updated since previous disclosure date). The UK formally left the EU on January 31, 2020 (commonly known as “Brexit”), subject to a transition period that ended on December 31, 2020. During an 11-month transition period, the UK, including its businesses and people, abided by applicable EU rules, honored the UK’s trade relationships with EU countries, and prepared for the new post-Brexit rules which took effect on January 1, 2021.

Since the June 2016 referendum in the UK, global financial markets have experienced significant volatility due to the uncertainty around Brexit. There will likely continue to be considerable uncertainty as to the longer term economic, legal, political and social framework to be put in place between the UK and the EU, in particular as to the arrangements which will apply to its relationships with the EU and with other countries.

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This process and/or the uncertainty associated with it may adversely affect the return on investments economically tied to the UK (and consequently the Fund and the Master Fund). This may be due to, among other things: (i) increased uncertainty and volatility in UK, EU and other financial markets; (ii) fluctuations in asset values; (iii) fluctuations in exchange rates; (iv) increased illiquidity of investments located, listed or traded within the UK, the EU or elsewhere; (v) changes in the willingness or ability of financial and other counterparties to enter into transactions, or the price at which and terms on which they are prepared to transact; and/or (vi) changes in legal and regulatory regimes to which the Fund’s investments are or become subject.

Access to Non-Public Information Risk. As a result of the Investment Manager’s relationship with Blackstone, the Investment Manager may come into possession of material non-public information with respect to issuers in which Blackstone has, or may be considering making, an investment. As a result, the Investment Manager may be precluded from trading in the securities of those issuers, including those securities held by the Master Fund. This may result in the Master Fund retaining securities that the Investment Manager would otherwise sell on its behalf. It is also possible that the Master Fund will be restricted from trading in certain securities even when the Investment Manager has not received material non-public information. The Investment Manager and Blackstone have established “information wall” policies and procedures designed to limit the sharing of such information and, where the information is shared, to avoid any transactions while in possession of that information except to the extent consistent with applicable law. However, there can be no assurance that a violation of such policies and procedures will not occur and, in the event any unlawful trading was to occur, the Master Fund, the Fund, the Investment Manager, and their affiliates could be exposed to liability under the U.S. federal securities laws and the securities laws of other jurisdictions. The funds within the Blackstone real estate group and the Investment Manager are considered to be on the same side of the information wall; therefore, if such funds are restricted from trading securities of an issuer, the Master Fund may be similarly restricted.

Non-Controlling Equity Investments; Investments and Joint Ventures with Third Parties. With respect to the Master Fund’s non-controlling equity investments, the Master Fund may have a limited ability to protect its position in such investments. Subject to certain limitations, including those imposed by the 1940 Act, the Master Fund may also co-invest with third parties (or affiliated managers of other persons) with respect to specific investments or categories of investments through partnerships, joint ventures or other entities, thereby acquiring jointly-controlled or non-controlling interests in certain investments in conjunction with participation by one or more third parties in such investment (“JV Arrangements”). Although the Master Fund may not have full control over these investments and may therefore have a limited ability to protect its position therein, the Investment Manager expects that appropriate rights will be negotiated to protect the Master Fund’s interests. Nevertheless, such JV Arrangements may involve risks not present in investments where a third party is not involved, including the possibility that a third-party partner or co-venturer may have financial difficulties, resulting in a negative impact on such investment, may have economic or business interests or goals which are inconsistent with those of the Master Fund, or may be in a position to take (or block) action in a manner contrary to the Master Fund’s investment objective or the increased possibility of default by, diminished liquidity or insolvency of, the third party, due to a sustained or general economic downturn. Furthermore, such third party partners or co-ventures to JV Arrangements may provide services (such as asset management oversight services) similar to, and overlapping with, services provided by the Investment Manager, Other Blackstone Vehicles or their respective portfolio companies/entities, and, notwithstanding the foregoing, fees attributable to such services will not offset Management Fees.

Illiquid Portfolio Risk. In addition to the general lack of liquidity of the shares of the Master Fund, the liquidity of the Master Fund’s investments will generally fluctuate with, among other things, general market conditions, domestic and international political events, and developments or trends in a particular industry.

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The credit markets, including the CMBS market, have periodically experienced decreased liquidity on the primary and secondary markets during periods of market volatility. Such market conditions could re-occur and would impact the valuations of the Master Fund’s investments and impair the Investment Manager’s ability to sell securities. In addition, certain of the types of debt instruments in which the Master Fund invests in (e.g., mortgages, B-notes, mezzanine and other loans) are often illiquid and involve greater difficulty of recovery in the event of a default by the borrower. Moreover, certain of the Master Fund’s investments, including non-public investments such as those purchased pursuant to Rule 144A under the Securities Act, may become more illiquid after the initial acquisition for a variety of reasons, including general market conditions. In addition, in some cases the Master Fund is not able to sell its securities publicly unless their sale is registered under applicable securities laws (or unless an exemption from such registration requirements is available) and in other cases the Master Fund may be prohibited by contract or legal or regulatory reasons or Blackstone policies or procedures from selling certain securities for a period of time.

Refinancing Risk. To the extent permitted by applicable law, the Master Fund may from time to time seek to participate in investments relating to refinancings of securities held by Other Blackstone Vehicles. While it is expected that the participation of the Master Fund in connection with such transactions will be at arms’ length and on market/contract terms, such transactions may involve the partial or complete payoff of such securities (with the related proceeds being received by the applicable Other Blackstone Vehicles) and/or otherwise result in restructuring of terms and pricing relating to such existing securities with the borrowers thereof in respect of which such Other Blackstone Vehicle may receive refinancing proceeds and/or a retained interest in such securities in accordance with such restructuring arrangements, which will generally give rise to potential or actual conflicts of interest, which could adversely impact the Master Fund.

Uncertainty of Financial Projections; Projected Results. The Investment Manager may determine the suitability of investments based in part on the basis of financial projections for issuers underlying the Master Fund’s investments. Projections, forecasts and estimates are forward-looking statements and are based upon certain assumptions. In all cases, projections are only estimates of future results that are based upon assumptions made at the time that the projections are developed. There can be no assurance that the projected results will be obtained, and actual results may vary significantly from the projections. General economic conditions, which are not predictable, can have a material adverse impact on the reliability of such projections.

Bridge Financing Risk. The Master Fund may invest in bridge loans as part of its investment strategy. The Master Fund bears the risk of any changes in financing markets, which may adversely affect the ability of a borrower to refinance any bridge financings. If the borrower were unable to complete a refinancing, then the Master Fund could be left holding an unexpected long-term investment in a junior security or that junior security might be converted to equity. The Master Fund may make an investment with the intent of financing or otherwise reducing the Master Fund’s investment shortly after the closing of such investment. There can be no assurance that other transactions designed to reduce or leverage the Master Fund’s investment, or that terms of such financings will be attractive when closed. If the Master Fund is unable to complete such an anticipated transaction, its investments will be less diversified than intended. In addition, bridge financings may be secured by properties that are in transition or under “lease up.” There is a risk that completion of such transition or “lease up” of such properties will not occur. In that event, the Master Fund may be required to take possession of the property.

Credit Risk. The Master Fund could lose money if the borrower, issuer, or guarantor of a loan underlying a CMBS, loan or other investment, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. These risks are heightened with respect to issuers of high yield bonds.

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Foreclosure Risk. The Investment Manager may find it necessary or desirable to foreclose on certain of the loans or CMBS the Master Fund acquires, and the foreclosure process may be lengthy and expensive. The protection of the terms of the applicable loan, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests may not be adequate. Furthermore, claims may be asserted by lenders or borrowers that might interfere with enforcement of the Master Fund’s rights. Borrowers may resist foreclosure actions by asserting numerous claims, counterclaims and defenses against us, including, without limitation, lender liability claims and defenses, even when the assertions may have no basis in fact, in an effort to prolong the foreclosure action and seek to force the lender into a modification of the loan or a favorable buy-out of the borrower’s position in the loan. In some states, foreclosure actions can take several years or more to litigate. At any time prior to or during the foreclosure proceedings, the borrower may file for bankruptcy or its equivalent, which would have the effect of staying the foreclosure actions and further delaying the foreclosure process and potentially result in a reduction or discharge of a borrower’s debt. Foreclosure may create a negative public perception of the related property, resulting in a diminution of its value, and in the event of any such foreclosure or other similar real estate owned-proceeding, the Master Fund would also become the subject to the various risks associated with direct ownership of real estate, including environmental liabilities. Even if the Master Fund is successful in foreclosing on a loan, the liquidation proceeds upon sale of the underlying real estate may not be sufficient to recover our cost basis in the loan, resulting in a loss to us. Furthermore, any costs or delays involved in the foreclosure of the loan or a liquidation of the underlying property will further reduce the net proceeds and, thus, increase the loss.

Interest Rate Fluctuation Risk. The Master Fund’s investments include loans with both floating interest rates and fixed interest rates. Floating-rate investments earn interest at rates that adjust from time to time (typically monthly) based upon an index (typically one-month LIBOR). These floating-rate loans are insulated from changes in value specifically due to changes in interest rates; however, the coupons they earn fluctuate based upon interest rates (again, typically one-month LIBOR) and, in a declining and/or low interest rate environment, these loans will earn lower rates of interest and this will impact our operating performance. Fixed interest rate investments, however, do not have adjusting interest rates and the relative value of the fixed cash flows from these investments will decrease as prevailing interest rates rise or increase as prevailing interest rates fall, causing potentially significant changes in value. The Investment Manager employs various hedging strategies to limit the effects of changes in interest rates (and in some cases credit spreads), including engaging in interest rate swaps, caps, floors and other interest rate derivative products. The Investment Manager believes that no strategy can completely insulate the Master Fund from the risks associated with interest rate changes and there is a risk that they may provide no protection at all and potentially compound the impact of changes in interest rates. See “—Risks Associated with Hedging” above.

Lender Liability Risk. In recent years, a number of judicial decisions have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or stockholders. The Investment Manager cannot assure prospective shareholders that such claims will not arise or that the Master Fund will not be subject to significant liability if a claim of this type did arise.

Pricing Risk; Real Estate Valuation Risk. Price quotations of the Master Fund’s securities are generally provided by third-party pricing services and/or broker-dealers. When reliable price quotations for securities are available from multiple sources, the Investment Manager will use commercially reasonable efforts to use two or more quotations and will value such securities based on the average of the quotations obtained. The Investment Manager is ultimately responsible for the valuation of securities. There can be no assurance that

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the Investment Manager will be able to obtain such price quotations or sell the securities at the same price as the valuations. If third-party pricing services or broker-dealers do not provide quotations on an investment or, in limited circumstances, if the Investment Manager determines in good faith that such quotations are not reliable, the Master Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. In addition, the valuation of real estate generally, and of the collateral underlying the loans in which the Master Funds invests in particular, is inherently subjective due to, among other things, the individual nature of each property, its location, the expected future cash flows from that particular property and the valuation methodology adopted. There can be no assurance that any such valuations obtained will accurately reflect the value of such underlying collateral.

In addition, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the Master Fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the Master Fund’s NAV.

Excise Tax Risk. A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. There can be no assurance of the Fund’s excise tax liability.

Derivatives Risks. The Master Fund enters into derivatives transactions which may include, without limitation, total return swaps, credit default swaps, credit default swap indices (including mortgage-backed securities indices), interest rate swaps and other swap agreements, foreign currency exchange contracts, options contracts, futures contracts, options on futures contracts and forward contracts for investment, hedging or leverage purposes. The credit default swap indices in which the Master Fund may invest include the CMBX Index (a tradeable index referencing a basket of CMBS), the TRX Index (a tradeable index referencing total return swaps based on CMBS) or the ABX Index (a tradeable index referencing a basket of sub-prime MBS). In a credit default swap index, the buyer of protection is obligated to make ongoing payments to the seller of protection and in return the seller of protection is obligated to make a payment to the buyer of protection on a swap if a credit event occurs on one of the securities in the index. The size of the credit event payment is equal to what would have been paid on a single name credit default swap with respect to such security scaled down by that security’s weighting in the credit default swap index. The Master Fund’s use of derivative instruments may be speculative and involves investment risks and transaction costs to which the Master Fund would not be subject absent the use of these instruments, and the use of derivatives generally involves leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Master Fund’s initial investment in the derivatives. Thus, the use of derivatives may result in losses in excess of principal or greater than if they had not been used. The ability to successfully use derivative instruments depends on the ability of the Investment Manager. The skills needed to employ derivatives strategies are different from those needed to select portfolio security and, in connection with such strategies, the Investment Manager must make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. The use of derivative instruments may require the Master Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Master Fund can realize on an investment or may cause the Master Fund to hold a security that it might otherwise want to sell. The Master Fund may also have to defer closing out certain derivative positions to avoid adverse tax consequences and there may be situations in which derivative instruments are not elected that result in losses greater than if such instruments had been used. Amounts paid by the Master Fund as premiums and cash or other assets held in margin accounts with respect to the Master

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Fund’s derivative instruments would not be available to the Master Fund for other investment purposes, which may result in lost opportunities for gain. Changes to the derivatives markets as a result of the Dodd-Frank Act and other government regulation may also have an adverse effect on the Master Fund’s ability to make use of derivative transactions. On November 25, 2019, the SEC re-proposed a rule that would regulate the use of derivatives by registered investment companies. The new derivatives rule, if adopted, may impact the manner in which the Master Fund uses derivatives. In addition, the use of derivatives is subject to other risks, each of which may create additional risk of loss, including liquidity risk, interest rate risk, credit risk and management risk as well as the following risks:

∎

Correlation Risk. Imperfect correlation between the value of derivative instruments and the underlying assets of the Master Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Master Fund’s portfolio.

∎	Duration Mismatch Risk. The duration of a derivative instrument may be significantly different than the duration of the related liability or asset.

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Valuation Risk. The use of derivative instruments, including swaps, futures, forwards and options, may subject us to significant losses. The value of such derivatives also depends upon the price of the underlying asset, reference rate or index, which may also be subject to volatility. In addition, actual or implied daily limits on price fluctuations and speculative position limits on the exchanges or over-the-counter markets in which we may conduct our transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential of greater losses. In addition, significant disparities may exist between “bid” and “ask” prices for derivative instruments that are traded over-the-counter and not on an exchange.

∎

Liquidity Risk. Derivative instruments, especially when purchased in large amounts, may not be liquid in all circumstances, so that in volatile markets we may not be able to close out a position without incurring a loss.

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Counterparty Risk. Derivative instruments also involve exposure to counterparty risk, since contract performance depends in part on the financial condition of the counterparty. See “Counterparty Risk” below.

In addition, the Investment Manager may cause the Master Fund to invest in derivative instruments that are neither presently contemplated nor currently available, but which may be developed in the future, to the extent such opportunities are both consistent with the Master Fund’s investment objective and legally permissible. Any such investments may expose the Master Fund to unique and presently indeterminate risks, the impact of which may not be capable of determination until such instruments are developed and/or the Investment Manager determines to make such an investment on behalf of the Master Fund.

Reverse Repurchase Agreements Risk. The Master Fund uses reverse repurchase agreements as a form of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired from the proceeds received in connection with a reverse repurchase agreement may decline below the price of the securities underlying the reverse repurchase agreement that the Master Fund has sold but remains obligated to repurchase. Reverse repurchase agreements also involve the risk that the counterparty liquidates the securities delivered to it by the Master Fund under the reverse repurchase agreements following the occurrence of an event of default under the applicable MRA by the Master Fund. The buyer or lender of securities under a reverse repurchase agreement has broad discretion in determining the value of the repurchased securities. In addition, the market value of the securities subject to the repurchase agreement will decline from time to time. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Master Fund may be adversely affected. Furthermore, the Master Fund’s counterparties will, from time to time and based on the value determined by the lender, require the Master Fund to pledge additional collateral

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in the form of cash, securities or other forms of collateral under the terms of the MRA. The Master Fund does get margin called, and gets margin called more frequently during periods of market volatility, such as the events resulting from the outbreak of COVID-19. If the Master Fund is unable to provide such margin, the counterparties may sell the securities the Master Fund delivered as such sales may be at inopportune times or otherwise result in loss to the Master Fund. See “Contingent Liabilities Risk” below. Also, in entering into reverse repurchase agreements, the Master Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Master Fund’s NAV may decline, and, in some cases, the Master Fund may be worse off than if it had not used such instruments. The use of reverse repurchase agreements also increases the Master Fund’s Managed Assets, which in turn increases the management fee payable to the Investment Manager.

Segregation and Coverage Risk. Certain portfolio management techniques, such as, among other things, entering into swap agreements, using reverse repurchase agreements, futures contracts or other derivative transactions, may be considered senior securities under the 1940 Act unless steps are taken to segregate the Master Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities under current SEC guidance, in some cases the Master Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. In cases where the Master Fund does not cover such transactions, such instruments may be considered senior securities and the Master Fund’s use of such transactions will be required to comply with the restrictions on senior securities under the 1940 Act. The Master Fund may be unable to use segregated assets for certain other purposes, which could result in the Master Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent the Master Fund’s assets are segregated or committed as cover, it could limit the Master Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Counterparty Risk. The Master Fund is subject to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or our hedge counterparty in the case of over-the-counter (“OTC”) instruments) purchased by the Master Fund. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Master Fund’s counterparties with respect to their derivative transactions will affect the value of those instruments. By entering into derivatives, the Master Fund assumes the risks that theses counterparties could experience financial or other hardships that could call into question their continued ability to perform their obligations. In the case of a default by the counterparty, the Master Fund could become subject to adverse market movements while replacement transactions are executed. The ability of the Master Fund to transact business with any one or number of counterparties, the possible lack of a meaningful and independent evaluation of such counterparties’ financial capabilities, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Master Fund. Furthermore, concentration of derivatives in any particular counterparty would subject the Master Fund to an additional degree of risk with respect to defaults by such counterparty.

The Investment Manager evaluates and monitors the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial or other difficulties, the Master Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceedings. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Master Fund

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is owed this fair market value upon the termination of the derivative contract and its claim is unsecured, the Master Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying assets. The Master Fund may obtain only a limited recovery or may obtain no recovery at all in such circumstances. In addition, regulations that were adopted by prudential regulators in 2019 require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Master Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that such counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more categories may be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations (including, but not limited to, financial obligations and legal obligations to segregate margins collected by the clearing house) to the Master Fund. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation.

The Master Fund may, but need not, seek to mitigate certain credit risks with respect to the counterparties to its derivatives contracts by entering into a master agreement and a credit support annex with each counterparty in the form published by the International Swaps and Derivatives Association, Inc. (each such agreement, an “ISDA Master Agreement”), including through netting provisions contained in the ISDA Master Agreements and by contractually requiring counterparties to post collateral under the ISDA Master Agreements, when practicable.

Currency Risk. The Master Fund invests in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, and is therefore subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions intended to protect the Fund from decline in the value of foreign (non-U.S.) currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Master Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The Master Fund will compute, and expects to distribute, its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Master Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Master Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Master Fund converts the foreign currencies to U.S. dollars, the Master Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The value of an investment may fall substantially as a result of fluctuations in the currency of the country in which the investment is made as against the value of the U.S. dollar. The Investment Manager may (but is not obliged to) endeavor to manage currency exposures into U.S. dollars using appropriate hedging techniques where available and appropriate. The Master Fund is expected to incur costs related to currency hedging arrangements. There can be no assurance that adequate hedging arrangements will be available on an economically viable basis.

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Many European countries have adopted a single European currency, the euro. Upon the adoption of the euro, the exchange rates of participating European countries were irrevocably fixed between the member countries. The euro has presented unique uncertainties for participating nations, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by some or all the countries that have already adopted its use. Recent political and economic issues have created uncertainty concerning the future of the euro and the impact if one or more countries leave the eurozone. These or other events, including political and economic developments, could cause market disruptions and could adversely affect the value of investments held by the Master Fund. Because of the number of countries using this single currency, a significant portion of the non-U.S. investments held by the Master Fund may be denominated in euros.

Since it may invest in securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of securities in the Master Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Master Fund’s portfolio investments resulting from currency fluctuations, the Master Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Master Fund desire immediately to resell that currency to the dealer. The Master Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or in the derivatives markets, including through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Commodities Regulation. CFTC Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit the Investment Manager to claim this exclusion with respect to the Master Fund, the Master Fund limits its transactions in certain futures, options on futures and swaps deemed “commodity interests” under CFTC rules (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish such futures, options on futures and swaps do not exceed 5% of the liquidation value of the Master Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of such futures, options on futures and swaps does not exceed 100% of the liquidation value of the Master Fund’s portfolio, after taking into account unrealized profits and losses on such positions. In addition to meeting one of the foregoing trading limitations, the Fund and the Master Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. Accordingly, the Master Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC. If the Investment Manager was unable to claim the exclusion with respect to the Master Fund, the Investment Manager would become subject to registration and regulation as a commodity pool operator, which would subject the Investment Manager and the Master Fund to additional registration and regulatory requirements and increased operating expenses.

Short Sales Risk. The Master Fund’s use of short sales for investment and/or risk management purposes subjects it to risks associated with selling short. The Master Fund may engage in short sales where it does not own or have the right to acquire the security sold short. The Master Fund’s loss on a short sale theoretically could be unlimited in a case where the Master Fund is unable, for whatever reason, to close out its short position.

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The Master Fund’s short selling strategies may limit its ability to benefit from increases in the markets. In connection with short sales, the Master Fund segregates liquid assets, enters into offsetting transactions or owns positions covering its obligations; however, such segregation and cover requirements will not limit or offset losses on related positions. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Master Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Master Fund. Finally, SEC, FINRA, or other regulations relating to short selling may restrict the Master Fund’s ability to engage in short selling.

Contingent Liabilities Risk. Entering into derivative contracts in order to pursue the Master Fund’s various hedging strategies could require the Master Fund to fund cash payments in the future pursuant to such contracts under certain circumstances, including an event of default or other early termination event, or the decision by a counterparty to request margin in the form of cash, securities or other forms of collateral under the terms of the derivative contract or under applicable margin rules. The Master Fund’s ability to fund these payment or collateral obligations will depend on the liquidity of the Master Fund’s assets and access to capital at the time, and the need to fund these obligations could adversely impact the Master Fund’s ability to maintain its investment levels and its financial condition.

General Legal, Tax and Regulatory Risks. The Master Fund’s investment program is subject to a variety of legal, tax and regulatory risks. For example, from time to time the market for real estate debt transactions has been adversely affected by a decrease in the availability of senior and subordinated financing for transactions, in part in response to regulatory pressures on providers of financing to reduce or eliminate their exposure to such transactions, which may adversely affect the ability of the Investment Manager to effectively achieve the Master Fund’s investment objectives. In addition, government counterparties or agencies may have the discretion to change or increase laws or regulations applicable to issuers or to implement laws or regulations affecting an issuer’s operations, separate from any contractual rights it may have. An issuer could also be adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such issuer. Governments have considerable discretion in implementing regulations, including, for example, the possible imposition or increase of taxes on income earned by a portfolio issuer or gains recognized by the Master Fund on its investment in such portfolio issuer, that could impact a portfolio issuer’s business as well as the Master Fund’s return on its investment with respect thereto.

The Investment Manager believes that significant changes in the regulatory environment and institutional risk tolerance have reduced many lenders’ lending capacity and appetite for commercial real estate debt investments. Among the factors that the Investment Manager expects will continue to limit lending and increase debt costs for traditional financing sources are the Dodd-Frank Act and Basel III with provisions for higher bank capital charges on certain types of real estate loans, and enhanced risk-retention requirements for CMBS that may increase securitization costs and reduce competition from CMBS lenders.

In addition, as a registered investment company under the 1940 Act, the Master Fund is subject to certain limitations relating to co-investments or joint transactions with affiliates, which has and likely will in the future in certain circumstances limit the Master Fund’s ability to make investments alongside the other BREDS Vehicles. There can be no assurance that such regulatory restrictions will not adversely affect the Master Fund’s ability to capitalize on attractive real estate-related debt instruments.

Furthermore, prospective shareholders should note that the outcomes of the recent U.S. presidential and other elections and referenda create uncertainty with respect to legal, tax and regulatory regimes. Any significant changes in, among other things, economic policy (including with respect to interest rates and foreign trade), the regulation of the asset management industry, tax law, immigration policy and/or government entitlement programs could have a material adverse impact on the Master Fund and its investments.

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Operational Risk. The Master Fund depends on the Investment Manager and other service providers (including, but not limited to, Fund and Master Fund accountants, custodians, transfer agents and administrators) to develop the appropriate systems and procedures to control operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked, evaluated or accounted for or other similar disruption in the Master Fund’s operations may cause the Master Fund to suffer financial losses, the disruption of its business, liability to third parties, regulatory intervention or damage to its reputation. The Master Fund depends on the Investment Manager and other service providers to develop the appropriate systems and procedures to control operational risk. The Master Fund’s business is highly dependent on its ability to process, on a daily basis, transactions across various markets. Consequently, the Master Fund relies heavily on its financial, accounting and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Master Fund’s ability to properly manage the portfolio. Generally, the Investment Manager and other service providers will not be liable to the Master Fund for losses incurred due to the occurrence of any such errors.

The Master Fund is subject to the risk that its trading orders may not be executed in a timely and efficient manner due to various circumstances, including, without limitation, systems failure or human error. As a result, the Master Fund could be unable to achieve the market position selected by the Investment Manager or might incur a loss in liquidating its positions. Since some of the markets in which the Master Fund may effect transactions are over-the-counter or interdealer markets, the participants in such markets are typically not subject to credit evaluation or regulatory oversight comparable to that which members of exchange based markets are subject. The Master Fund is also exposed to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions, thereby causing the Master Fund to suffer a loss.

Cyber-Security Risk and Identity Theft Risks. Cyber security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and are expected to continue to increase in frequency in the future. The Investment Manager and its affiliates are highly dependent on Blackstone’s information systems and technology. The Investment Manager and its affiliates and their portfolio entities and service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators), and/or the issuers of securities in which the Master Fund invests may be vulnerable to damage or interruption from cyber security breaches, computer viruses and other malicious code, diverted or otherwise stolen funds, network failures, computer and telecommunication failures, infiltration by unauthorized persons and other security breaches, usage errors or malfeasance by their respective professionals or service providers, power, communications or other service outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes.

Cyberattacks and other security threats could originate from a wide variety of external sources, including cyber criminals, nation state hackers, hacktivists and other outside parties. Cyberattacks and other security threats could also originate from the malicious or accidental acts of insiders, such as employees or third-party agents and consultants of Blackstone, the Investment Manager or the Fund, Blackstone Real Estate Income Fund II (“BREIF II”, and together with the Fund and the Master Fund, the “BREIF Funds”) or the Master Fund. There has been an increase in the frequency and sophistication of the cyber and security threats the Investment Manager faces, with attacks ranging from those common to businesses generally to those that are more advanced and persistent, which may target the Investment Manager because, as an alternative asset management firm, the Investment Manager holds a significant amount of confidential and sensitive information about its investors, its portfolio companies and potential investments. As a result, the Investment Manager may face a heightened risk of a security breach or disruption with respect to this information. There can be no assurance that measures the Investment Manager takes to ensure the integrity of its systems will provide protection, especially because cyberattack techniques used change frequently or are not recognized until successful. If unauthorized parties gain access to such information and technology systems, or if

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personnel abuse or misuse their access privileges, they may be able to steal, publish, delete or modify private and sensitive information, including nonpublic personal information and material nonpublic information.

Although the Investment Manager has implemented, and portfolio entities and service providers may implement, various measures to manage risks relating to these types of events, such measures could be inadequate and, if compromised, information and technology systems could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. The Investment Manager does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Investment Manager, the Master Fund and/or a portfolio entity, each of whom could be negatively impacted as a result. Even with sophisticated prevention and detection systems, breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified, potentially resulting in further harm and preventing appropriate remediation. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Investment Manager’s, its affiliates’, the Master Fund’s and/or a portfolio entities’ operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to shareholders, material nonpublic information and the intellectual property and trade secrets and other sensitive information in the possession of the Investment Manager and/or portfolio entities. The Investment Manager’s, the Master Fund’s and/or a portfolio company/entity could be required to make a significant investment to remedy the effects of any such failures, harm to their reputations, legal claims that they and their respective affiliates may be subjected to, regulatory action or enforcement arising out of applicable privacy and other laws, adverse publicity and other events that may affect their business and financial performance. When such issues are present with regard to the issuer of securities in which the Master Fund invests, the Master Fund’s investment in those securities may lose value.

The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. In addition, the Master Fund could also suffer losses in connection with updates to, or the failure to timely update, Blackstone’s and the Investment Manager’s information systems and technology. The Investment Manager and Blackstone have become increasingly reliant on third-party service providers for certain aspects of their businesses, including for the administration of certain funds, as well as for certain information systems and technology, including cloud-based services. These third-party service providers could also face ongoing cyber security threats and compromises of their systems and as a result, unauthorized individuals could gain access to certain confidential data.

Cybersecurity has become a top priority for regulators around the world. Many jurisdictions in which the Investment Manager operates have laws and regulations relating to data privacy, cybersecurity and protection of personal information, including, as examples, the General Data Protection Regulation in the EU that went into effect in May 2018 and the California Consumer Privacy Act that went into effect in January 2020. Some jurisdictions have also enacted laws requiring companies to notify individuals and government agencies of data security breaches involving certain types of personal data. Breaches in security, whether malicious in nature or through inadvertent transmittal or other loss of data, could potentially jeopardize the Investment Manager, its employees’ or the Master Fund’s investors’ or counterparties’ confidential, proprietary and other information processed and stored in, and transmitted through, the Investment Manager’s computer systems and networks, or otherwise cause interruptions or malfunctions in its, its employees’, the Master Fund’s investors’, the Master Fund’s counterparties’ or third parties’ business and operations, which could result in significant financial losses, increased costs, disruption of the Investment Manager’s business, liability to the Master Fund’s investors and other counterparties, regulatory intervention or reputational damage. Furthermore, if the Investment Manager fails to comply with the relevant laws and regulations or fail to provide the appropriate regulatory or other notifications of breach in a timely matter, it

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could result in regulatory investigations and penalties, which could lead to negative publicity and reputational harm, and may cause the Master Fund’s investors and clients to lose confidence in the effectiveness of its security measures.

The Master Fund’s portfolio companies also rely on data processing systems and the secure processing, storage and transmission of information, including payment and health information. A disruption or compromise of these systems could have a material adverse effect on the value of these businesses.

Finally, Blackstone’s, the Investment Manager’s and the BREIF Funds’ (as applicable) technology, data and intellectual property and the technology, data and intellectual property of their respective portfolio companies are also subject to a heightened risk of theft or compromise to the extent Blackstone and the Investment Manager and their respective portfolio companies engage in operations outside the United States, in particular in those jurisdictions that do not have comparable levels of protection of proprietary information and assets such as intellectual property, trademarks, trade secrets, know-how and customer information and records. In addition, Blackstone and the Investment Manager and their respective portfolio companies may be required to compromise protections or forego rights to technology, data and intellectual property in order to operate in or access markets in a foreign jurisdiction. Any such direct or indirect compromise of these assets could have a material adverse impact on Blackstone and the Investment Manager and their respective portfolio companies.

General Market and Economic Conditions Risk. The real estate industry generally and the success of the Master Fund’s investment activities in particular will both be affected by global and national economic and market conditions generally. These factors may affect the level and volatility of real estate prices and real estate-related debt investment prices, which could impair the Master Fund’s profitability or result in losses. In addition, general fluctuations in the market prices of securities and interest rates may affect the Master Fund’s investment opportunities and the value of its investments. The Master Fund’s financial condition may be adversely affected by a significant economic downturn and it may be subject to legal, regulatory, reputational and other unforeseen risks that could have a material adverse effect on the Master Fund’s businesses and operations (including the Investment Manager).

A depression, recession or slowdown in the U.S. real estate market or one or more regional real estate markets, and to a lesser extent, the global economy (or any particular segment thereof) would have a pronounced impact on the Fund, the value of the Master Fund’s assets and its profitability, impede the ability of the Master Fund’s assets to perform under or refinance their existing obligations, and impair the Master Fund’s ability to effectively deploy its capital or realize upon investments on favorable terms. The Fund would also be affected by any overall weakening of, or disruptions in, the financial markets. Any of the foregoing events could result in substantial losses to its business, which losses will likely be exacerbated by the presence of leverage in the Fund’s capital structure or its investments’ capital structures.

Force Majeure Risk. The Master Fund may be affected by force majeure events (e.g., acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, epidemic/pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force majeure events could adversely affect the ability of the Master Fund or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Master Fund. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting the Master Fund. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Master Fund if an investment is affected, and any compensation provided by the relevant government may not be adequate.

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Epidemic and Pandemic Risk. Certain countries have been susceptible to epidemics/pandemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics/pandemics, together with any resulting restrictions on travel or quarantines imposed, have a negative impact on the economy and business activity globally (including in the countries in which the Master Fund invests), and thereby will adversely affect the performance of the Master Fund’s investments. Furthermore, the rapid development of epidemics/pandemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to the Master Fund and the performance of its investments.

COVID-19 Risk (updated since previous disclosure date). Beginning in the first quarter of 2020, there was a global outbreak of a novel coronavirus COVID-19, which has spread to over 100 countries, including the United States, and has spread to every state in the United States. The World Health Organization has designated COVID-19 as a pandemic, and numerous countries, including the United States, have declared national emergencies with respect to COVID-19. The global impact of the outbreak has been widespread and many countries have reacted by instituting quarantines and restrictions on travel, closing financial markets and/or restricting trading, and limiting operations of non-essential businesses. Such actions have created disruption in global supply chains and are adversely impacting many industries. Although vaccines for COVID-19 are being made available to the general public in the U.S. and around the world, it will take time for the vaccine to materially affect the spread of the virus and the outbreak could have a continued adverse impact on economic and market conditions.

The outbreak of COVID-19 has had and may in the have a material adverse impact on the Master Fund’s financial condition, results of operations and NAV, and the Fund’s liquidity, among other things. Although many or all facets of the Fund and the Master Fund’s business have been or could in the future be impacted by COVID-19, the Investment Manager currently believes the following impacts to be among the most important to the Fund:

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COVID-19 could have a significant long-term impact on the broader economy and the commercial real estate market generally, which would negatively impact the value of the assets collateralizing the Master Fund’s investments. The fair value of the Master Fund’s investments has significantly decreased since the outbreak of COVID-19 and may continue to decrease, in turn decreasing the Fund’s NAV per share and contributing to the Fund’s recent negative performance. These investments are valued on a mark-to-market basis and have faced market pressure caused by general economic uncertainty and market dislocation. Additionally, certain of the Master Fund’s investments are collateralized by hospitality and retail assets, and these sectors have been particularly negatively impacted by the pandemic due to quarantines and travel/use restrictions leading to significantly reduced hotel stays and, in some cases, suspension of operations. While the Investment Manager believes the principal amount of the Master Fund’s real estate debt investments are generally adequately protected by underlying value, there can be no assurance that the Master Fund will realize the entire principal value of certain investments. Furthermore, the interest payments generated by such investments are supported by the hotel operating revenues or rental payments received/generated by the borrower on underlying properties. While, subject to certain limitations, the master servicer of a securitization trust is responsible for making certain monetary advances if the borrower defaults on its payment obligations, it is expected that such payments will be missed for some underlying properties and there is no guarantee that the master servicer will be willing or able to make such advances, which would result in lost income on the Master Fund’s real estate debt investments. The special servicer of a securitization trust may also exercise, or be required to exercise, its appraisal rights over the value of the property securing the loan and dispose of such property.

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The Master Fund has reverse repurchase agreements with numerous lenders and has been obligated to pledge additional collateral pursuant to such agreements. If the Master Fund does not have the funds available to make required payments, it would likely result in defaults and potential loss of assets to the lenders unless the Master Fund is able to raise the funds from alternative sources, including by selling or financing assets or raising capital (“liquidity sources”), each of which the Master Fund may be required to do under adverse market conditions or at an inopportune time or on unfavorable terms, or may be unable to do at all. COVID-19 has made it very difficult for businesses generally, including the Master Fund, to obtain new financing and to the extent the Master Fund is able to find financing, the terms of such financing are not expected to be as attractive as what the Master Fund would have been able to obtain prior to this pandemic. Pledging additional collateral or otherwise paying down facilities to satisfy the Fund and the Master Fund’s lenders and avoid potential margin calls would reduce the Fund and the Master Fund’s cash available to meet subsequent margin calls as well as make other, higher-yielding investments, thereby decreasing the Fund’s liquidity, investment return, available cash, net income and ability to implement the Fund’s investment strategy. If the Master Fund cannot meet lender requirements related to margin calls, the counterparty could accelerate the Master Fund’s indebtedness, which would materially and adversely affect the Fund and the Master Fund’s financial condition and ability to implement their investment strategy.

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COVID-19 will reduce the availability of liquidity sources, but the Fund’s requirements for liquidity, including margin calls, likely will not be commensurately reduced. The lack of liquidity has resulted in the Board, upon the recommendation of the Investment Manager and for the first time in each case, not declaring a distribution for the first quarter of 2020 and recommending that the Fund does not conduct a tender offer to repurchase the Fund’s shares for the second quarter of 2020. Additionally, the Fund has experienced and may continue to experience a decrease in new subscriptions for its shares. These developments could result in the Fund having insufficient liquid assets to cover its obligations and be required to treat such obligations as borrowings under the 1940 Act. These factors may adversely impact the Fund’s future liquidity, which will make it more difficult for the Fund to fund new investments, fund distributions to its shareholders, make tender offers and meet the Fund’s other obligations. See “Risk Factors—Liquidity Risks, —Illiquid Portfolio Risk, —Operating and Financial Risks of Issuers; Underlying Default Risk across Capital Structures, —Risks Associated with Interest Shortfalls and—Reverse Repurchase Agreements Risk.”

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Interest rates and credit spreads have been significantly impacted since the outbreak of COVID-19. This can result in volatile changes to the fair value of the Master Fund’s real estate debt investments and liabilities as well as to the interest obligations on the Master Fund’s floating-rate debt and fair value of the Master Fund’s fixed rate liabilities, which could result in an increase to the Fund’s interest expense.

The immediately preceding outcomes are those the Investment Manager considers to be the most material as a result of the pandemic. The Master Fund has also experienced and may experience other negative impacts to its business as a result of the pandemic that could exacerbate other risks described in this Annual Report, including:

∎	the Master Fund’s investments may require restructuring or reorganizations that involve additional capital from the Master Fund and/or that result in greater risks and losses to the Master Fund;

∎	risks associated with the Master Fund’s investments in CMBS, CLOs, and other similar structured finance investments;

Summary of Updated Information

Regarding the Funds (Continued)

December 31, 2020 (Unaudited)

∎

operational impacts on the Investment Manager and other third-party advisors, service providers, vendors and counterparties, including master and special servicers of CMBS trusts, pricing sources, the administrator, lenders and other providers of financing, brokers and other counterparties that the Master Fund purchases and sells assets to and from, and derivative counterparties;

∎

limitations on the Fund and the Master Fund’s ability to ensure business continuity in the event the Investment Manager, or other third-party advisors’ and service providers’, continuity of operations plan is not effective or improperly implemented or deployed during a disruption;

∎	the availability of key personnel of the Investment Manager and other service providers as they face changed circumstances and potential illness during the pandemic;

∎	difficulty in valuing the Master Fund’s assets. See also “Risk Factors—Pricing Risk; Real Estate Valuation Risk”;

∎	limitations on the Master Fund’s ability to raise new capital in its ongoing offerings;

∎

limitations on the Fund’s ability to make distributions to shareholders and/or to comply with the requirements to maintain the Fund’s status as a RIC due to material adverse impacts on its cash flows from operations or liquidity; and

∎

limitations on the Fund’s ability to conduct tender offers, including if increased demand for repurchases exceeds the limits of any tender offer, the Fund lacks readily available funds to make or meet tender offers or the Fund needs to maintain liquidity for its operations.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the Master Fund and the performance of their investments. While certain geographies have to date experienced relatively low infection levels and disruption to businesses, others have experienced consistently high or accelerating levels. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown. COVID-19 and the current financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund and the Master Fund’s performance, financial condition, results of operations and the Fund’s ability to pay distributions and make share repurchases.

Indemnification; Absence of Recourse. The Fund will be required to indemnify the Board of Trustees, the Investment Manager, their affiliates, and each of their respective members, officers, directors, employees, shareholders, partners, and certain other persons who serve at the request of the Board of Trustees or the Investment Manager on behalf of the Fund for liabilities incurred in connection with the affairs of the Fund. Such liabilities may be material and have an adverse effect on the returns to the shareholders. The indemnification obligation of the Fund would be payable from the assets of the Fund. It should be noted that the Board of Trustees may cause the Fund to purchase insurance for the Fund, the Board of Trustees, the Fund and its officers.

Service Provider Risk. The Fund and the Master Fund are dependent on third-party service providers in connection with their respective operations. To the extent such service providers fail effectively to satisfy their obligations to the Fund or Master Fund, respectively, there may be a material adverse impact on the Fund’s or Master Fund’s operations. In addition, the Fund and the Master Fund may be required to indemnify such service providers for liabilities incurred in connection with the affairs of the Fund or Master Fund. Such

Summary of Updated Information

Regarding the Funds (Continued)

December 31, 2020 (Unaudited)

liabilities may be material and have an adverse effect on the returns to the shareholders. The indemnification obligation of the Fund or the Master Fund would be payable from the assets of the Fund or Master Fund, respectively.

Tax Risks of Investing in the Fund. The Fund has qualified to be treated as a RIC under the Code, which generally relieves the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to continue to so qualify and be eligible for treatment as a RIC, the Fund must, among other things, satisfy diversification, gross income and distribution requirements. (See “Tax Considerations” below.)

There can be no assurance that the Fund generally will be able to maintain its qualification and eligibility for treatment as a RIC. If the Fund were to fail to qualify for treatment as a RIC in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income even if such income were distributed to its shareholders, and all distributions out of earnings and profits (including any distributions of net capital gain) would be taxed to shareholders as ordinary dividend income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. Disqualification as a RIC by the Fund could have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.

The Fund’s intention to continue to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or can require it to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to shareholders.

PORTFOLIO MANAGER INFORMATION (Feeder Fund I, Feeder Fund II and Master Fund)

Since the prior disclosure date, there have been no changes in the Fund’s portfolio managers.

FUND ORGANIZATIONAL STRUCTURE (Feeder Fund I, Feeder Fund II and Master Fund)

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund.

Board Approval of the Continuance of the Investment Management Agreements

At a joint meeting of the Boards of Trustees (collectively, the “Board” and each member thereof, a “Trustee”) of the Blackstone Real Estate Income Master Fund (the “Master Fund”), Blackstone Real Estate Income Fund (“Feeder Fund I”) and Blackstone Real Estate Income Fund II (“Feeder Fund II,” and together with Feeder Fund I, the “Feeder Funds,” and collectively with Feeder Fund I and the Master Fund, the “Funds”) held on December 3, 2020 (the “Contract Renewal Meeting”), the Board, including the Trustees who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”), considered and unanimously approved the continuation of the Investment Management Agreements (the “Feeder Agreements”) between each Feeder Fund and Blackstone Real Estate Income Advisors L.L.C. (the “Investment Manager”), and the continuation of the Investment Management Agreement (the “Master Agreement,” and, with each Feeder Agreement, an “Agreement,” and collectively, the “Agreements”) between the Master Fund and the Investment Manager, with such continuations to last through the earlier of January 24, 2022 or the Funds’ dissolution. On July 10, 2020, the Board approved the Investment Manager’s recommendation that an orderly wind down and dissolution of the Funds would be in the best interest of the Funds’ shareholders (“Shareholders”). The Shareholders approved the wind down and dissolution of the Funds on October 15, 2020.

To assist in its consideration, prior to the Contract Renewal Meeting, the Independent Trustees, through their independent legal counsel (“Independent Counsel”) had requested, received and considered information (the “Contract Renewal Information”) about the Investment Manager, as well as the advisory arrangements for the Funds, certain portions of which are discussed below. The Board’s evaluation took into account this information and the information it received throughout the year, and also reflected the knowledge and familiarity gained as members of the Board with respect to the services provided to the Funds by the Investment Manager. The membership of the Boards of Trustees of the Funds is identical.

In advance of the Contract Renewal Meeting, the Board received a memorandum prepared by counsel to the Funds discussing its responsibilities in connection with the proposed continuation of the Agreements. Prior to the Contract Renewal Meeting, the Independent Trustees met in executive session with Independent Counsel, at which no representatives of the Investment Manager or Fund management were present and reviewed the Contract Renewal Information and discussed the proposed continuation of each Agreement, including particularly in light of the pending wind-down and dissolution of the Funds. At the Contract Renewal Meeting, there was additional discussion with the Investment Manager regarding the Contract Renewal Information, the terms of the Agreements, the operations of the Funds, and other relevant considerations, including particularly related to the wind-down and dissolution of the Funds. In evaluating the Agreements, the Board took into account the wind-down and dissolution of each Fund, the “master-feeder” structure and the fact that the Investment Manager serves as investment adviser to each Fund. On the basis of all of these discussions, the Board, including all of the Independent Trustees, unanimously determined that renewal of each Agreement would be consistent with the interests of each Fund’s shareholders on the basis of the following factors, among others:

Nature, Quality, and Extent of the Services

The Trustees reviewed the investment objectives and policies of the Funds with the Investment Manager and the qualifications, backgrounds and responsibilities of the senior personnel of the Funds, including the Investment Manager’s portfolio management team who are primarily responsible for the day-to-day management of the Funds, including their wind-down. The Board noted that the Feeder Funds pursue their investment objectives through the investment of substantially all of their investable assets in the Master Fund as part of a “master-feeder” structure. The Trustees also discussed the Investment Manager’s operations and financial condition, including the Investment Manager’s (1) ability to attract and retain key personnel; (2) focus on analysis of real estate securities and real estate investments; (3) investment approach and commitment to investment principles; (4) investment in and commitment to personnel, including research, risk management, and portfolio management analytics; (5) compliance efforts; and (6) coordination and oversight of, and interaction with, the Funds’ service providers. The Board also noted that the Investment Manager provides the Funds with regulatory, compliance and certain administrative services, office facilities and officers (including the chief executive, chief financial, chief legal, and chief compliance officers).

In reaching its determinations regarding continuation of each Agreement, the Board took into account the Investment Manager’s commitment to manage the Funds in a manner beneficial to shareholders during the Funds’ wind-down and dissolution, with the same quality of investment management and related services as provided in the past.

Fund Performance, Fees and Expenses, Profitability and Economies of Scale

In connection with the planned dissolution of the Funds, the Board took note of the fact that the Investment Manager has agreed, effective as of November 2020 through the remaining life of the Funds, to waive any management and incentive fees paid to it by the Master Fund and Feeder Funds pursuant to their respective Agreements. Accordingly, in light of that waiver and the pending dissolution of the Funds, the Board did not consider the Funds’ fees and expenses. Likewise, the Board also determined that it was not necessary to consider the Funds’ performance considering that the Investment Manager is winding-down the Funds’ portfolios to accomplish their dissolution. Finally, given that the Funds will be dissolved, the Board did not consider whether economies of scale might be achieved.

Other Benefits

The Trustees discussed other benefits that the Investment Manager may receive from the Funds during the period prior to the Funds’ dissolution. The Trustees noted the Investment Manager indicated it does not receive significant ancillary benefits as a result of its relationship with the Funds and that the Investment Manager does not realize or utilize “soft dollar” benefits from its relationship with the Funds. The Board concluded that other benefits derived by the Investment Manager from its relationship with the Funds, to the extent such benefits were identifiable or determinable, were reasonable in light of the nature, quality and scope of investment management and other services provided to the Funds by the Investment Manager and the costs of providing such services, including in light of the pending dissolution of the Funds.

Conclusion

The Board, including all of the Independent Trustees, concluded in light of the factors described above and other factors that the Board deemed relevant, that continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders, and unanimously voted to continue the Agreements through the earlier of January 24, 2022 or the date of the Funds’ dissolution. No single factor was identified by the Board as the principal factor in determining whether to approve continuation of each of the Agreements and each Board member may have attributed different weights to various factors.

Blackstone

Blackstone Registered Funds

Privacy Notice

Rev August 2020

FACTS	WHAT DOES BLACKSTONE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   Assets and investment experience

∎   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Blackstone share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	Yes	No

For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes— information about your creditworthiness	Yes	Yes

For our affiliates to market to you	Yes	Yes

For nonaffiliates to market to you	No	We don’t share

Reasons we can share your personal information	Does Blackstone share?	Can you limit this sharing?
To limit our sharing

Email a copy of the Mail-in Form below identifying any/all you want to limit at PrivacyQueries@Blackstone.com, and/or mail to the address indicated below.

Please note:

∎   If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

∎   However, you can contact us at any time to limit our sharing.

Questions?	Email us at PrivacyQueries@Blackstone.com or go to www.blackstone.com/privacy.
Mail-in Form

Mark any/all you want to limit:

☐  Do not share information about my creditworthiness with your affiliates for their everyday business purposes.

☐ Do not allow your affiliates to use my personal information to market to me.

Name
Address
City, State, Zip

Mail to:	Attention: Data Policy and Strategy Officer, Legal & Compliance The Blackstone Group 345 Park Avenue New York NY 10154
Who we are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Real Estate Income Master Fund, Blackstone Real Estate Income Trust, Inc., Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, Blackstone Private Credit Fund and the Blackstone Credit Funds, consisting of Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund and Blackstone Secured Lending Fund

What we do
How does Blackstone protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Blackstone collect my personal information?

We collect your personal information, for example, when you

∎   open an account or give us your income information

∎   provide employment information or give us your contact information

∎   tell us about your investment or retirement portfolio We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes—information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Blackstone name, financial companies such as Blackstone Alternative Credit Advisors LP, Strategic Partners Fund Solutions, and our affiliates listed in Appendix A to our Online Privacy Notice at www.blackstone.com/privacy.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Blackstone does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Our joint marketing partners include financial services companies.
Other Important Information

GDPR PRIVACY STATEMENT

Blackstone Real Estate Income Fund

Blackstone Real Estate Income Fund II

Blackstone Real Estate Income Master Fund

INVESTOR DATA PRIVACY NOTICE

1. Why are you seeing this notice?

∎

You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the Fund) managed or advised by investment advisers that are subsidiaries of The Blackstone Group Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).

∎

We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the Data Privacy Notice) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).

∎

“Personal Data” has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information that relates to, describes, identifies or can be used, directly or indirectly, to identify an individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).

∎

We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’/anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

2. Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, operations and entities globally, including as described at this link: https://www.blackstone.com/privacy#appendixA.

∎

For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).

∎	Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

∎

Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.

∎

We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, our contact details are below.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a “data controller”. In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law.

Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

3. What Personal Data do we collect about you?

The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment.

The Personal Data collected about you will help us to provide you with a better service and facilitate our business relationship.

We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

As a result of our relationship with you as an investor, in the past 12 months we may have collected Personal Data concerning you in the following categories:

a)

Identifiers (e.g., real name, alias, postal address, email address, social security or driver’s licence number, government ID, signature, telephone number, education, employment, employment history, financial information, including tax-related information/codes and bank account details, information used for monitoring and background checks to comply with laws and regulations, including ‘know your client’, anti-money laundering, and sanctions checks, online registration details, and other contact information);

b)	Sensitive/protected characteristic information (e.g., age/date of birth, nationality, citizenship, country of residence, gender, and other information used to comply with laws and regulations);

c)

Commercial information (e.g., assets, income, transaction and investment history, accounts at other institutions, financial positions/returns, information concerning source of funds and any applicable restrictions on your investment such as political exposure or sanctions);

d)	Internet or other network activity (e.g., browsing or search history, information regarding interaction with an internet website, application, or advertisement, online identifiers such as cookies);

e)

Sensory and surveillance data (e.g., recordings of telephone calls where permitted or required by law, video (surveillance) recordings, closed-circuit television (CCTV) images and recordings, and other records of your interactions with us or our service providers, including electronic communications);

f)	Professional or employment-related information (e.g., current or past job history); and

g)

Inferences drawn from other personal information (e.g., profiles reflecting preferences and trends, based on information such as assets, investment experience, risk tolerance, investment activity, and transaction history).

4. Where do we obtain your Personal Data?

We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

WHAT	HOW
1 Personal Data that you give us

∎   from the forms and any associated documentation that you complete when subscribing for an investment, shares, interests, and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving licence, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s), and financial-related data (such as returns and financial positions)

WHAT	HOW

∎   when you provide it to us in correspondence and conversations, including electronic communications such as email and telephone calls

∎   when you make transactions with respect to the Fund

∎   when you interact with our online platforms and websites (such as bxaccess.com)

∎   when you purchase securities from us and/or tell us where to send money

∎   from cookies, web beacons, and similar interactions when you or your devices access our sites

∎   when we need to identify you and/or complete necessary security checks, where you visit one of our buildings or attend meetings. This can include form of ID, and your image for CCTV purposes.

2 Personal Data that we obtain from others

We obtain Personal Data from:

∎   publicly available and accessible directories and sources

∎   bankruptcy registers

∎   tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

∎   governmental and competent regulatory authorities to whom we have regulatory obligations

∎   credit agencies

∎   fraud prevention and detection agencies/organisations

∎   transaction counterparties

5. Why do we process your Personal Data?

We may process or disclose your Personal Data for the following reasons:

WHY	HOW
1 Contract

It is necessary to perform our contract with you to:

∎   administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares or interests) in our Funds

∎   meet the resulting contractual obligations we have to you

∎   facilitate the continuation or termination of the contractual relationship between you and the Fund

∎   facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

2 Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligationto which we are subject, in order to:

∎   undertake our client and investor due diligence, and on-boarding checks

∎   carry out verification, ‘know your client’, terrorist financing, sanctions, and anti-money laundering checks

∎   verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

WHY	HOW

∎   comply with requests from regulatory, governmental, tax and law enforcement authorities

∎   carry out surveillance and investigations

∎   carry out audit checks

∎   maintain statutory registers

∎   prevent and detect fraud

∎   comply with sanctions requirements

Legitimate interests

For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

∎   manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis

∎   assess and process any applications or requests made by you

∎   open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

∎   send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

∎   address or investigate any complaints, claims, proceedings or disputes

∎   provide you with, and inform you about, our investment products and services

∎   monitor and improve our relationships with investors

∎   comply with applicable regulatory obligations, including anti-money laundering, sanctions and ‘know your client’ checks

∎   assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, ‘know your client’ and sanctions checks)

∎   manage our risk and operations

∎   comply with our accounting and tax reporting requirements

∎   comply with our audit requirements

∎   assist with internal compliance with our policies and processes

∎   ensure appropriate group management and governance

∎   keep our internal records

∎   prepare reports on incidents/accidents

∎   protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

∎   analyse and manage commercial risks

∎   seek professional advice, including legal advice

∎   enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

∎   facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

∎   monitor communications to/from us using our systems

WHY	HOW

∎   protect the security and integrity of our information technology systems

∎   protect the security and safety of our buildings and locations where we operate

∎   operate, run and schedule online meetings, webinars and conferences (for example, using Zoom and other online meeting platforms)

∎   manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent/agent banks

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described at (3) above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

6. Who we share your Personal Data with

Your Personal Data will be shared with:

WHO	WHY
Fund Associates

We share your Personal Data with our associates, related parties and members of our group. This is:

∎   to manage our relationship with you

∎   for the legitimate interests of a third party in carrying out anti-money laundering and compliance checks required of them under applicable laws and regulations

∎   for the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Investment Advisers

∎   delivering the services you require

∎   managing your investment

∎   supporting and administering investment-related activities

∎   complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities

∎   to comply with applicable laws and regulations

∎   where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

∎   where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

WHO	WHY
Service Providers

∎   delivering and facilitating the services needed to support our business relationship with you

∎   supporting and administering investment-related activities

∎   where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks

∎   assisting these transaction counterparties with regulatory checks, such as ‘know your client’, and anti-money laundering procedures

∎   sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers	∎ providing you with investment-related services ∎ to comply with applicable legal and regulatory requirements

In exceptional circumstances, we will share your Personal Data with:

∎	competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory; and

∎	other organisations and agencies – where we are required to do so by law.

For California residents, in the preceding 12 months, we may have disclosed Personal Data listed in any of the categories in section 3 above for a business purpose (in particular, as described in this section).

We have not sold Personal Data in the 12 months preceding the date of this Data Privacy Notice.

7. Do you have to provide us with this Personal Data?

Where we collect Personal Data from you, we will indicate if:

∎	provision of the Personal Data is necessary for our compliance with a legal obligation; or

∎	it is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

8. Sending your Personal Data internationally

We will transfer your Personal Data between different countries to our affiliates and group members, members of the Fund’s partnership, transaction counterparties, and third party service providers. These countries may not have similarly strict data protection and privacy laws, and will include those countries in which our affiliates and service providers operate (and may include, for example, transfers from the UK/EEA, Cayman Islands, Australia, Hong Kong, Japan or Singapore to a jurisdiction outside of such territory).

Where we transfer Personal Data to other members of our group, our service providers or another third party recipient from one country to another, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see below for our contact details.

9. Consent—and your right to withdraw it

Except as may otherwise be required by local law, we do not generally rely on obtaining your consent to process your Personal Data. In particular, we do not generally rely on obtaining your consent where our processing of your personal data is subject only to the data protection laws of the UK/EEA (in these circumstances we will usually rely on another legal basis more appropriate in the circumstances, including those set out in section 5 above). If we do rely on consent for processing of your Personal Data, you have the right to withdraw this consent at any time. Please contact us or send us an email at PrivacyQueries@Blackstone.com at any time if you wish to do so.

Where required by applicable law, we will obtain your consent for the processing of your Personal Data for direct marketing purposes. If you do receive direct marketing communications from us (for example, by post, email, fax or telephone), you may opt-out by clicking the link in the relevant communication, completing the forms provided to you (where relevant), or by contacting us (see paragraph 13 below).

10. Retention and deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us.

We will generally:

∎	retain Personal Data about you throughout the life cycle of any investment you are involved in; and

∎	retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it.

We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal/regulatory requirement, or business purpose, for retaining your Personal Data.

11. Your rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

∎

access your Personal Data, and some related information, including the purpose for processing the Personal Data, the categories of recipients of that Personal Data to the extent that it has been transferred internationally, and, where the Personal Data has not been collected directly from you, the source (the category information)

∎	restrict the use of your Personal Data in certain circumstances

∎	have incomplete or inaccurate Personal Data corrected

∎	ask us to stop processing your Personal Data

∎	require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to “port” your Personal Data in a portable, re-usable format to other organisations (where this is possible).

California residents may also request certain information about our disclosure of Personal Data during the prior year, including category information (as defined above).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please contact us (details below).

12. Concerns or queries

We take your concerns very seriously. We encourage you to bring it to our attention if you have any concerns about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

Please also contact us via any of the below contact methods if you have a disability and require an alternative format of this Data Privacy Notice

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner’s Office (available at: https://ico.org.uk/global/contact-us/)

13. Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by email or access our web form by emailing PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address	For EU/UK related queries: 40 Berkeley Square, London, W1J 5AL, United Kingdom All other queries: 345 Park Avenue, New York, NY 10154

A list of country-specific addresses and contacts for locations where we operate is available at https://www.blackstone.com/privacy#appendixA.

14. Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

This Data Privacy Notice was last updated in July 2020.

Blackstone Real Estate Income Master Fund and Subsidiary

Trustees & Officer

December 31, 2020

Board of Trustees

The overall management of the business and affairs of the Master Fund, including oversight of the Investment Manager, is vested in the Board. Each member of the Board shall hold office until the next meeting of shareholders called for the purpose of considering the election of Trustees.

The Trustees of the Master Fund, their ages, their positions with the Master Fund, their term of office and length of time served, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex (defined below) that each Trustee oversees, and the other board memberships held by each Trustee is set forth below.

INTERESTED TRUSTEE*
Name, Address and Age	Position(s) with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Michael B. Nash c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1961	Trustee and Chairman	Since Inception	Mr. Nash is a senior managing director of The Blackstone Group Inc. (together with its affiliates, “Blackstone”) and the Co-Founder and Chairman of Blackstone Real Estate Debt Strategies (“BREDS”). He is also a member of the Real Estate Investment Committee for both BREDS and Blackstone Real Estate Advisors. He was formerly the Chief Executive Officer and President of the Fund and the Master Fund from the Funds’ inception to 2017. Before joining Blackstone in 2007, Mr. Nash was with Merrill Lynch from 1997 to 2007 where he led the firm’s Real Estate Principal Investment Group—Americas.	3	Executive Chairman, Blackstone Mortgage Trust, Inc.; Hudson Pacific Properties, Inc. (2015 – 2019); Landmark Apartment Trust of America, Inc. (2014 – 2016); La Quinta Holdings Inc. (2014 – 2015)

Blackstone Real Estate Income Master Fund and Subsidiary

Trustees & Officer (Continued)

December 31, 2020

NON-INTERESTED TRUSTEES
Name, Address and Age	Position(s) with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Benedict Aitkenhead c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1965	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. Aitkenhead is currently a Managing Director at Pacific Oak Capital Advisors (“Pacific Oak”), the external advisor to the Pacific Oak Real Estate Investment Trusts and additional investment vehicles. Before joining Pacific Oak, he performed the same role at KBS Capital Advisors from 2017 to 2019, and prior to that was involved in early stage venture capital investing. Mr. Aitkenhead was a Managing Director in the Fixed Income division of Credit Suisse from 1989 to 2012.	3	—
Edward H. D’Alelio c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1952	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, University of Massachusetts Boston.	7	Owl Rock Capital Corp. business development companies (3 portfolios overseen in Fund Complex)
Michael F. Holland c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committee	Since December 2013	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995.	7	State Street Master Funds; Reaves Utility Income Fund; The China Fund, Inc. (until 2019); The Taiwan Fund, Inc. (until 2017)
Thomas W. Jasper c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1948	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. Jasper was Chief Executive Officer of Primus Guaranty, Ltd. from 2001 to 2010. He is currently the Managing Partner of Manursing Partners LLC, a consulting firm.	7	Ciner Resources LP (master limited partnership)
*	Mr. Nash is an “interested person” as defined in the 1940 Act because he is an officer of the Investment Manager and certain of its affiliates.

Blackstone Real Estate Income Master Fund and Subsidiary

Trustees & Officer (Continued)

December 31, 2020

(1)	Each Trustee shall serve until the next shareholder meeting called for the purpose of considering the election of Trustees.
(2)	The term “Fund Complex” means two or more registered investment companies that:
(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The Fund Complex consists of the Feeder Fund I, the Feeder Fund II, the Master Fund, Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund, Blackstone Private Credit Fund, Blackstone Secured Lending Fund and Blackstone Alternative Multi-Strategy Fund. Business development companies are included in the list of funds in the Fund Complex.

Officers of the Master Fund

The Master Fund’s executive officers are chosen each year at a regular meeting of the Board to hold office until their respective successors are duly elected and qualified. The executive officers of the Master Fund, their ages, their positions with the Master Fund, their term of office and length of time served and their principal occupations during the past five years (their titles may have varied during that period), currently are:

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jonathan Pollack (44) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Executive Officer and President	Since March 2017

Senior Managing Director and Global Head of BREDS (2015 – Present)

Managing Director and Global Head of Commercial Real Estate, as well as Head of Risk for Structured Finance, at Deutsche Bank (1999 – 2015)

Anthony F. Marone, Jr. (38) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Financial Officer and Treasurer	Since April 2017	Vice President (2013), Senior Vice President (2014 – 2015) and Managing Director and Chief Financial Officer (2016 – Present) of BREDS
Leon Volchyok (37) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Legal Officer, Chief Compliance Officer and Secretary	Chief Legal Officer since August 2017 Chief Compliance Officer and Secretary since December 2013	Vice President (2013 – 2014), Principal (2015 – 2019) and Managing Director (2018 – Present) of Blackstone Real Estate Senior Associate at Proskauer Rose LLP (2008 – 2013)

Blackstone Real Estate Income Master Fund and Subsidiary

Trustees

Michael B. Nash, Chairman

Benedict Aitkenhead

Edward H. D’Alelio

Michael Holland

Thomas W. Jasper

Investment Manager

Blackstone Real Estate Income Advisors L.L.C.

345 Park Avenue

New York, New York 10154

Administrator, Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Officers

Jonathan Pollack, President and Chief Executive Officer

Anthony F. Marone, Jr., Chief Financial Officer and Treasurer

Leon Volchyok, Chief Legal Officer, Chief Compliance Officer and Secretary

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Real Estate Income Master Fund and Subsidiary for their information. It is not a prospectus or representation intended for use in the purchase of shares of the Consolidated Master Fund or any securities mentioned in this report.

You can request a copy of the Consolidated Master Fund’s prospectus and statement of additional information without charge by calling the Consolidated Master Fund’s transfer agent at 1-855-890-7725.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, and Rule 23c-1 thereunder that from time to time the Feeder Funds may repurchase its common shares from its shareholders.

Additional information regarding the Funds is available at https://www.blackstone.com/ the-firm/asset-management/registered-funds

Item 2.	Code of Ethics.

(a) The registrant, as of the end of the period covered by this Form N-CSR, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No disclosures are required by this Item 2(b).

(c) The registrant has made no amendments to such code of ethics during the period covered by this Form N-CSR.

(d) The registrant has not granted any waivers from any provisions of such code of ethics during the period covered by this Form N-CSR.

(e) Not applicable.

(f) A copy of the registrant’s code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee (the “Committee”).

(a)(2) The audit committee financial expert is Thomas W. Jasper, who is “independent” for purposes of Item 3 of this Form N-CSR.

(a)(3) Not applicable.

Item 4.	Principal Accountant Fees and Services.

		Current Fiscal Year	Previous Fiscal Year
(a)	Audit Fees	$45,000	$45,000
(b)	Audit-Related Fees	$0	$0
(c)	Tax Fees(1)	$9,125	$9,125
(d)	All Other Fees	$0	$0

(1)	The nature of the services includes tax compliance, tax advice and tax planning.

(e)(1) Disclose the Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The charter for the Committee requires that the Committee pre-approve (i) all audit and non-audit services that the registrant’s independent auditors provide to the registrant, and (ii) all non-audit services that the registrant’s independent auditors provide to Blackstone Real Estate Income Advisors L.L.C., the investment adviser of the registrant (the “Investment Manager”), and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Current Fiscal Year	Previous Fiscal Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the Investment Manager, and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Current Fiscal Year	Previous Fiscal Year
$9,125	$9,125

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The registrant’s Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

These policies are included as Exhibit 13(c).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Managers and Description of Role of Portfolio Managers - as of March 1, 2021:

Each of Blackstone Real Estate Income Fund (the “Fund”) and Blackstone Real Estate Income Fund II (“BREIF II”) is a “feeder fund” that invests substantially all of its assets in Blackstone Real Estate Income Master Fund (the “Master Fund” and together with the Fund and BREIF II, the “BREIF Funds”). The portfolio managers of the BREIF Funds (the “Portfolio Managers”) have day-to-day investment management responsibilities for the portfolio of such funds.

Name	Since	Title and Biography
Jonathan Pollack	February 2016	Mr. Pollack is a Senior Managing Director and the Global Head of Blackstone Real Estate Debt Strategies (“BREDS”). Before joining The Blackstone Group Inc. (together with its affiliates, “Blackstone”) in 2015, Mr. Pollack was a Managing Director and Global Head of Commercial Real Estate, as well as Head of Risk for Structured Finance, at Deutsche Bank. Mr. Pollack joined Deutsche Bank in 1999 from Nomura Group. Mr. Pollack received a B.A. in Economics from Northwestern University.

Michael Nash	December 2013	Mr. Nash is a Senior Managing Director of Blackstone and the Co-Founder and Chairman of BREDS. He is also a member of the Real Estate Investment Committee for both BREDS and Blackstone Real Estate Advisors. He is also Executive Chairman of Blackstone Mortgage Trust, a NYSE listed real estate investment trust, and is the Chairman of the Board of the BREIF Funds. Before joining Blackstone in 2007, Mr. Nash was with Merrill Lynch from 1997 to 2007 where he led the firm’s Real Estate Principal Investment Group—Americas. Mr. Nash graduated from State University of New York at Albany and received an M.B.A. from the Stern School of Business at New York University.

Michael Wiebolt	February 2018	Mr. Wiebolt is a Senior Managing Director of BREDS. Before joining Blackstone in March 2017, Mr. Wiebolt was a Vice President at Goldman, Sachs & Co. since July 2008 where he was most recently responsible for trading high yield commercial mortgage-backed securities and commercial real estate collateralized debt obligations. Mr. Wiebolt holds a B.A. in History from Carleton College and an M.B.A. from the Columbia Graduate School of Business.

(a)(2) Other Accounts Managed by the Portfolio Managers - as of December 31, 2020:

The table below identifies, for each Portfolio Manager, the number of accounts (other than the BREIF Funds) for which the Portfolio Manager is actively involved in the day-to-day management and trading responsibilities and the total assets in such accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($)
Jonathan Pollack	Registered Investment Companies	3	0.29 billion	3	0.29 billion
	Other Pooled Investment Vehicles	44	27.08 billion	29	15.54 billion
	Other Accounts	16	3.47 billion	12	1.86 billion
Michael Nash	Registered Investment Companies	3	0.29 billion	3	0.29 billion
	Other Pooled Investment Vehicles	44	27.08 billion	29	15.54 billion
	Other Accounts	16	3.47 billion	12	1.86 billion
Michael Wiebolt	Registered Investment Companies	3	0.29 billion	3	0.29 billion
	Other Pooled Investment Vehicles	7	8.35 billion	6	5.28 billion
	Other Accounts	11	1.84 billion	7	1.12 billion

Potential Conflicts of Interest Arising from Other Accounts Managed by Portfolio Manager – as of December 31, 2020:

The Fund and the Master Fund may be subject to a number of actual and potential conflicts of interest.

Incentive Fee. The existence of the Investment Manager’s performance-based incentive fee (the “Incentive Fee”) creates an incentive for the Investment Manager to make more speculative investments on behalf of the Master Fund than it would otherwise make in the absence of such performance-based compensation.

Allocation of Personnel. The Investment Manager and its affiliates will devote such time as they determine to be necessary to conduct the business affairs of the Master Fund in an appropriate manner. However, Blackstone personnel, including certain members of the portfolio management team, will work on other projects, serve on other committees (including boards of directors) and source potential investments for and otherwise assist the investment programs of other investment funds, vehicles and accounts sponsored, closed, managed and/or acquired by Blackstone or its affiliates on a global basis or that focus on specific types of investments (collectively, the “Other Blackstone Vehicles,” a subset of which are Blackstone Real Estate Income Trust, Inc. (“BREIT”), BREDS vehicles (the “BREDS Vehicles”), Blackstone Real Estate Partners vehicles (the “BREP Vehicles”) and Blackstone Property Partners vehicles (the “BPP Vehicles,” together with BREIT, the BREDS Vehicles, the BREP Vehicles and other Blackstone vehicles sub-advised by the Investment Manager, the “Other Real Estate Vehicles”)) and their portfolio entities, including other investment programs to be developed in the future, and, therefore, conflicts are expected to arise in the allocation of personnel and such personnel’s time. This may include other BREDS Vehicles and/or Other Real Estate Vehicles (including, for example, the BREP Vehicles, BPP Vehicles, Blackstone Real Estate Income Trust, Inc. and/or Blackstone Mortgage Trust Inc. (“BXMT”)), whether now in existence or subsequently established. Time spent on these other initiatives diverts attention from the Fund and the Master Fund’s activities, which could negatively impact the Fund and the Master Fund. Furthermore, Blackstone and Blackstone personnel derive financial benefit for these other activities, including fees and performance-based compensation. The Investment Manager’s personnel share in the fees and performance-based compensation generated by Other Blackstone Vehicles. These and other factors create conflicts of interest in the allocation of time by such personnel.

Blackstone Policies and Procedures. Blackstone has multiple business lines, including a capital markets group (the “Blackstone Capital Markets Group”), which Blackstone, Other Blackstone Vehicles and their portfolio entities and third parties may engage for debt and equity financings and to provide other investment banking, brokerage, investment advisory or other services. As a result of these activities, Blackstone is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than if it had one line of business. For example, Blackstone may come into possession of information that limits the Master Fund’s ability to engage in potential transactions. Similarly, other Blackstone businesses and their personnel may be prohibited by law or contract from sharing information with the Investment Manager or its affiliates that would be relevant to monitoring the Master Fund’s investments and other activities. Additionally, Blackstone or Other Blackstone Vehicles can be expected to enter into covenants that restrict or otherwise limit the Master Fund’s ability to make investments in, or otherwise engage in, certain businesses or activities. For example, Other Blackstone Vehicles could have granted exclusivity to a joint venture partner that limits the Master Fund and Other Blackstone Vehicles from owning assets within a certain distance of any of the joint venture’s assets, or Blackstone or an Other Blackstone Vehicle could have entered into a non-compete in connection with a sale or other transaction. These types of restrictions may negatively impact the Master Fund’s ability to implement its investment program. Finally, certain personnel who are members of the investment team or investment committee may be excluded from participating in certain investment decisions due to conflicts involving other businesses or for other reasons, including other business activities, in which case the Master Fund will not benefit from their experience. Shareholders will not receive a benefit from any fees earned by Blackstone or its personnel from these other businesses.

Blackstone has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Some of these policies and procedures, such as Blackstone’s information wall policy, also have the effect of reducing firm-wide synergies and collaboration that the Investment Manager could otherwise expect to utilize for purposes of identifying and managing attractive investments. Blackstone personnel may be unable, for example, to assist with the Master Fund’s activities of as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of Blackstone to share information internally.

Blackstone is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Master Fund. Blackstone has long-term relationships with a significant number of corporations and their senior management. The Investment Manager and its affiliates will consider those relationships when evaluating an investment opportunity, which may result in the Investment Manager or its affiliates choosing not to make such an investment due to such relationships (e.g., investments in a competitor of a client or any other person with whom Blackstone has a relationship). The Master Fund may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. Therefore, there can be no assurance that all potentially suitable investment opportunities that come to the attention of Blackstone will be made available to the Master Fund. Subject to certain conditions, the Master Fund may also co-invest with clients of Blackstone or other persons with whom Blackstone has a relationship in particular investment opportunities, and other aspects of these Blackstone relationships could influence the decisions made by the Investment Manager and its affiliates with respect to the Master Fund’s investments and otherwise result in a conflict.

Other Blackstone Businesses and Activities. As part of its regular business, Blackstone provides capital markets and advisory services. Certain Blackstone affiliates are also authorized to provide a broad range of investment banking, advisory, placement agent services and other services. Although, Blackstone does not currently provide these services, it could begin to do so in the future, which may give right to additional conflicts of interest. Shareholders will not receive a benefit from such fees. Blackstone may have relationships with, render services to or engage in transactions with government agencies and/or issuers or owners of securities that are, or are eligible to be, Master Fund investment opportunities. As a result, other employees of Blackstone may possess information relating to such issuers that is not known to the employees of the Investment Manager responsible for making investment decisions or for monitoring the Master Fund’s investments and performing the other obligations under the Master Fund Declaration of Trust. Those employees of Blackstone will not be obligated to share any such information with the Investment Manager and may be prohibited by law or contract from doing so.

As noted in the preceding paragraph, certain Blackstone affiliates are authorized to provide investment banking and advisory services, and to the extent such services are provided in the future, Blackstone and its affiliates represent potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to investments that may be suitable for the Master Fund. In such a case, Blackstone’s client would typically require Blackstone to act exclusively on its behalf, thereby precluding the Master Fund from acquiring such assets. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Master Fund. In connection with Blackstone’s capital markets business and certain investment banking and other services Blackstone’s affiliates may provide from time to time, Blackstone may determine that there are conflicts of interest or come into possession of information that limits its ability to engage in potential transactions. The Master Fund’s activities may be constrained as a result of such conflicts of interest and Blackstone’s inability to use such information. For example, employees of Blackstone may be prohibited by law or contract from sharing information with members of the Master Fund’s investment team. Additionally, there may be circumstances in which one or more individuals associated with Blackstone will be precluded from providing services to the Investment Manager because of certain confidential information available to those individuals or to other parts of Blackstone. Blackstone is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Master Fund. The Investment Manager will consider those relationships when evaluating an investment opportunity, which may result in the Investment Manager choosing not to make such an investment due to such relationships (e.g., investments in a competitor of a client). The Master Fund may be forced to sell or hold existing investments as a result of various relationships or other relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. In certain sell-side and fundraising assignments, subject to certain limitations within the 1940 Act, the seller may permit the Master Fund to act as a participant in such transactions, which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price).

Subject to certain limitations, the Master Fund may invest in securities or instruments of the same issuers as other investment vehicles, accounts and clients of Blackstone and the Investment Manager (including certain Other Blackstone Vehicles with overlapping investment objectives) and vice versa. To the extent that the Master Fund holds interests that are different (or more senior) than those held by such Other Blackstone Vehicles, accounts and clients, the Investment Manager may be presented with decisions involving circumstances where the interests of such Other Blackstone Vehicles, other vehicles, accounts and clients are in conflict with those of the Master Fund. Furthermore, it is possible the Master Fund’s interest may be subordinated or otherwise adversely affected by virtue of such other vehicle’s, account’s or client’s involvement and actions relating to its investment. Blackstone has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Master Fund, the Investment Manager will consider those relationships, which may result in certain transactions that the Investment Manager will not undertake on behalf of the Master Fund in view of such relationships.

Blackstone, its affiliates and their related parties and personnel participate in underwriting and lending syndicates and otherwise act as arrangers of financing, including with respect to portfolio entities of the Master Fund, Other Blackstone Vehicles, or otherwise be involved in the public offering and/or private placement of debt or equity securities issued by, and loan proceeds borrowed by, the Master Fund’s portfolio entities, or otherwise in arranging financing (including loans) for portfolio entities (including portfolio entities of Other Blackstone Vehicles) or advise on such transactions. Underwritings and financings can be on a firm commitment basis or on an uncommitted, or “best efforts”, basis, and the underwriting or financing parties are under no duty to provide any commitment unless specifically set forth in the relevant contract. Blackstone can be expected to also provide placement or other similar services to purchasers or sellers of securities, including loans or instruments issued by its portfolio entities. A Blackstone broker-dealer will from time to time act as the managing underwriter, a member of the underwriting syndicate or broker for the Master Fund or such portfolio entities, or as dealer, broker or advisor to a counterparty to the Master Fund or its portfolio entities, and purchase securities from or sell securities to the Master Fund, portfolio entities, Other Blackstone Vehicles or their portfolio entities. Blackstone will also from time to time, on behalf of the Master Fund or other parties to a transaction involving the Master Fund, effect transactions subject to applicable law that result in commissions or other compensation paid to Blackstone by the Master Fund or the counterparty to the transaction, thereby creating a potential conflict of interest. Subject to applicable law, Blackstone will from time to time receive underwriting fees, discounts, placement commissions, loan modification or restructuring fees, servicing fees, capital markets, advisory fees, lending arrangement fees, asset/property management fees, insurance (including title insurance) fees, incentive fees, consulting fees, monitoring fees, commitment fees, syndication fees, origination fees, organizational fees, operational fees, loan servicing fees, and financing and divestment fees (or, in each case, rebates in lieu of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone, an Other Blackstone Vehicle or their portfolio entities are purchasing debt) or other compensation with respect to the foregoing activities, which are not required to be shared with the Master Fund or the shareholders and the management fee paid to the Investment Manager (the “Management Fee”) generally will not be reduced by such amounts. The Board of Trustees will approve any transactions in which a Blackstone broker-dealer acts as underwriter, as broker for the Master Fund, or as dealer, broker or advisor, on the other side of a transaction with the Master Fund only where the Board of Trustees believes in good faith that such transactions are appropriate for the Master Fund, and Fund shareholders, by acquiring an interest in the Master Fund, consent to all such transactions, along with other transactions involving conflicts described herein, to the fullest extent permitted by law. Sales of securities for the account of the Master Fund (particularly marketable securities) will from time to time be bunched or aggregated with orders for other accounts of Blackstone including Other Blackstone Vehicles. It could be impossible, as determined by the Investment Manager and its affiliates in their sole discretion, to receive the same price or execution on the entire volume of securities sold, and the various prices will, in certain circumstances, therefore be averaged which may be disadvantageous to the Master Fund. When Blackstone serves as underwriter with respect to securities held by the Master Fund or its portfolio entities, the Master Fund could be subject to a “lock-up” period following the offering under applicable regulations during which time the Master Fund would be unable to sell any securities subject to the “lock-up”. This may prejudice the Master Fund’s ability to dispose of such securities at an opportune time.

Blackstone employees, including employees working on matters related to the Investment Manager, are generally permitted to invest in alternative investment funds, real estate funds, hedge funds or other real estate investment vehicles, including potential competitors of the Master Fund. Shareholders will not receive any benefit from any such investments.

On October 1, 2015, Blackstone spun off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill fund placement businesses and combined these businesses with PJT Partners Inc. (“PJT”), an independent financial advisory firm founded by Paul J. Taubman. While the combined business operates independently from Blackstone and is not an affiliate thereof, nevertheless conflicts may arise in connection with transactions between or involving the Master Fund and its portfolio entities, Blackstone or the Investment Manager on the one hand and PJT on the other. Specifically, given that PJT is no longer an affiliate of Blackstone, there may be fewer or no restrictions or limitations placed on transactions or relationships engaged in by PJT’s new advisory business as compared to the limitations or restrictions that might apply to transactions engaged in by an affiliate of Blackstone. It is expected that there will be substantial overlapping ownership between Blackstone and PJT for a considerable period of time going forward. Therefore, conflicts of interest in doing transactions involving PJT will still arise. The pre-existing relationship between Blackstone and its former personnel involved in such financial and strategic advisory services, the overlapping ownership, and certain co-investment and other continuing arrangements, can be expected to influence Blackstone and/or the Investment Manager in deciding to select or recommend PJT to perform such services for the Investment Manager or the Master Fund (or a portfolio entity) (the cost of which will generally be borne directly or indirectly by the Master Fund or such entity, as applicable). Nonetheless, under applicable law, the Investment Manager and its affiliates will be free to cause the Master Fund to transact with PJT generally without restriction notwithstanding such overlapping interests in, and relationships with, PJT.

Blackstone receives or obtains various kinds of data and information from the Master Fund, Other Blackstone Vehicles and portfolio entities, including data and information relating to business operations, trends, budgets, customers and other metrics, some of which is sometimes referred to as “big data”. Blackstone can be expected to be better able to anticipate macroeconomic and other trends, and otherwise develop investment themes, as a result of its access to (and rights regarding) this data and information from the Master Fund, Other Blackstone Vehicles and portfolio entities. Blackstone has entered and will continue to enter into information sharing and use arrangements which will give Blackstone access to (and rights regarding) data that it would not otherwise obtain in the ordinary course with the Other Blackstone Vehicles, portfolio entities, related parties and service providers and may in the future enter into such arrangements with the Master Fund. Although Blackstone believes that these activities improve Blackstone’s investment management activities on the Master Fund’s behalf and on behalf of Other Blackstone Vehicles, information obtained from the Master Fund and its portfolio entities would also provide material benefits to Blackstone or Other Blackstone Vehicles without compensation or other benefit accruing to the Master Fund or Fund shareholders, which is consistent with the arrangements with respect to Other Blackstone Vehicles. In addition, information from an Other Blackstone Vehicle portfolio entity can be expected to enable the Master Fund to better understand a particular industry and execute trading and investment strategies in reliance on that understanding, without compensation or benefit to such Other Blackstone Vehicles or their portfolio entities. Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information, compliance with applicable fiduciary obligations and privacy laws, and regulatory limitations on the use of material nonpublic information, Blackstone would generally be free to use data and information from the Master Fund’s activities to assist in the pursuit of Blackstone’s various other activities, including to trade for the benefit of Blackstone or an Other Blackstone Vehicle. For example, Blackstone’s ability to trade in securities of an issuer relating to a specific industry may, subject to applicable law, be enhanced by information of a portfolio entity in the same or related industry. Such trading is expected to provide a material benefit to Blackstone without compensation or other benefit to the Master Fund or Fund shareholders. The sharing and use of “big data” and other information presents potential conflicts of interest and investors acknowledge and agree that any benefits received by Blackstone or its personnel (including fees (in cash or in kind), costs and expenses) would not be shared with investors. As a result, the Investment Manager may have an incentive to pursue investments that have data and information that can be utilized in a manner that benefits Blackstone or Other Blackstone Vehicles. As of December 31, 2020, the BREIF Funds comprise approximately $0.6 billion of assets under management, which is a relatively small portion of Blackstone Real Estate’s $187 billion of assets under management. To the extent data is shared within Blackstone, the Fund may benefit from the insights derived from the large amount of data to which Blackstone Real Estate has access from all sources.

Other present and future activities of Blackstone and its affiliates (including the Investment Manager and the Distributor) will from time to time give rise to additional conflicts of interest relating to the Fund and its investment activities. In the event that any such conflict of interest arises, the Investment Manager will attempt to resolve such conflicts in a fair and equitable manner. Investors should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests.

Fees for Services; Fees from Issuers. The Investment Manager and/or its affiliates may receive fees from issuers or other third parties as compensation for the arranging, underwriting, syndication or refinancing of an Investment or other additional fees, including acquisition fees, loan modification or restructuring fees, servicing (including loan servicing and special servicing) fees, administrative and/or accounting fees, and fees for advisory or asset, loan/asset management services, insurance procurement, brokerage, solutions and risk management services, data extraction and management products and services, fees for monitoring and oversight of loans, property, finance matters and/or title and other types of insurance and related services provided to issuers and/or third parties, advisory, restructuring, consulting, monitoring, commitment, syndication, origination, organizational and financing, divestment and other services. In addition, the Investment Manager and persons affiliated with the Investment Manager may receive fees associated with capital invested by co-investors relating to Investments in which the Master Fund participates or otherwise, in connection with a joint venture in which the Master Fund participates or otherwise with respect to assets or other interests retained by a seller or other commercial counterparty with respect to which the Investment Manager performs services. In addition, as part of Blackstone’s acquisition of CT Investment Management Co., LLC (“CTIMCO”) in December 2012, the loan servicing and special servicing business formerly associated with the investment management business of BXMT is now operated as part of BREDS. Such loan servicing business may, in certain circumstances, enter into loan servicing arrangements and may receive fees with respect to the Master Fund’s investments and/or issuers of the Master Fund on customary terms and conditions. Such fees will generally be allocated pro rata among the Master Fund, Other Blackstone Vehicles, co-investment vehicles, Blackstone’s side-by-side co-investment vehicles and other participants that are participating (or intending to participate) in such Investment. Such side-by-side investments do not bear fees and generally result in the Master Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side investment rights, although Blackstone may receive additional income in fees and performance compensation from Other Blackstone Vehicles in connection with such investments. Shareholders will not receive the benefit of any such fees. In the event break-up or topping fees are paid to Blackstone in connection with a transaction that is not ultimately consummated, co-investment vehicles that invest alongside the Master Fund will generally not be allocated any share of such break-up or topping fees; similarly, such co-investment vehicles generally do not bear their share of broken deal expenses (such as forfeited deposits, extraordinary expenses such as litigation costs and judgments and other expenses) for unconsummated transactions and such costs and expenses will generally be borne by the shareholders. Such other fees may give rise to conflicts of interest in connection with the Master Fund’s investment activities, and while the Investment Manager will seek to resolve any such conflicts in a fair and equitable manner, there is no assurance that any such conflicts will be resolved in favor of the Master Fund.

An issuer may engage Blackstone Property Management (“BPM”), a Blackstone affiliate that provides advisory, oversight, management, monitoring and related services to certain borrowers and/or issuers in which one or more affiliates of Blackstone may hold an interest located in the United Kingdom and continental Europe, and BPM may receive fees for such services at competitive market rates as confirmed by the Investment Manager from time to time.

Notwithstanding the foregoing, transactions relating to the Master Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Investment Manager believes to be of benefit to the Master Fund. Any such service provider transaction would also be entered into only to the extent permitted by the 1940 Act. Advisors and service providers, or their affiliates, often charge different rates or have different arrangements for different types of services. Certain service providers may provide services to both the Master Fund and to Blackstone affiliates under a single arrangement or separate arrangements. To the extent services are provided under a single arrangement, the Master Fund will bear expenses under the arrangement in proportion to its assets under management or another method vis-à-vis other Blackstone affiliates under the same arrangement. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Master Fund are different from those used by Blackstone and its affiliates, the Investment Manager or its affiliates may pay different amounts or rates than those paid by the Master Fund. However, the Investment Manager and its affiliates have a practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to the Master Fund, or other Blackstone investment vehicles for the same services.

Other Blackstone Funds and Vehicles; Allocation of Investment Opportunities. Through Other Blackstone Vehicles, Blackstone currently invests and plans to continue to invest third party capital in a wide variety of mortgage loans and real estate-related debt investment opportunities on a global basis. As a result, certain Other Blackstone Vehicles have investment objectives or guidelines that overlap with those of the Fund and the Master Fund (and future Other Blackstone Vehicles may also have overlapping investment objectives and guidelines), in whole or in part. Investment opportunities that fall within such common objectives or guidelines will generally be allocated among one or more of the Master Fund and such Other Blackstone Vehicles on a basis that the Investment Manager (and the particular investment professionals overseeing allocations with respect to the Master Fund and such Other Blackstone Vehicles) determines to be “fair and reasonable” in good faith in its sole discretion, subject to (i) any applicable investment objectives, focus, parameters, guidelines, investor preferences, limitations and other contractual provisions and terms of the Master Fund and such Other Blackstone Vehicles, (ii) the Master Fund and such Other Blackstone Vehicles having available capital with respect thereto, and (iii) legal, tax, accounting, regulatory and other considerations deemed relevant by the Investment Manager (including without limitation, Section 17 of the 1940 Act, the relative risk-return profile of the investment, the credit rating of the investment, the specific nature and terms of the investment, size and type of the investment, relative investment strategies and primary investment mandates of the Master Fund and such Other Blackstone Vehicles, the different liquidity positions and requirements of each fund or vehicle, underwritten leverage levels of a loan, portfolio concentration considerations, when a pro rata allocation could result in de minimis or odd lot allocations, historical and anticipated redemption, withdrawal or repurchase requirement requests from a client, fund and/or vehicle and anticipated future contributions or subscriptions into an account, contractual obligations, other anticipated uses of capital, the source of the investment opportunity, credit ratings of a commercial mortgage-backed security (“CMBS”) investment, the ability of a client, fund and/or vehicle to employ leverage, hedging, derivatives, syndication strategy or other similar strategies in connection with acquiring, holding or disposing of the particular investment opportunity, any requirements or other terms of any existing leverage facilities, geographic focus, size and length of unfunded deal-level commitments, applicable co-investment arrangements and other considerations deemed relevant in good faith by the Investment Manager in its sole discretion). In particular, investment opportunities with respect to which Blackstone makes a good faith determination that such opportunity is not expected to yield returns on investment within the range of returns expected to be provided by the investments in which the Master Fund was organized to invest, based on the terms thereof and the information available relating to such opportunity at the time of its evaluation by Blackstone, may not be allocated to the Master Fund. The allocation methodology applied between the Master Fund and one or more Other Blackstone Vehicles may result in the Master Fund not participating (and/or not participating to the same extent) in certain investment opportunities in which the Master Fund would have otherwise participated had the related allocations been determined without regard to such guidelines and/or based only on the circumstances of those particular investments. In addition, the manner in which the available capital of the Master Fund is determined may differ from, or subsequently change with respect to, Other Blackstone Vehicles.

The Incentive Fee and/or Management Fee paid by the Master Fund may be less than or exceed the amount of carried interest charged and/or management fees paid by an Other Blackstone Vehicles. Such variation can be expected to create an incentive for Blackstone to allocate a greater or lesser percentage of an investment opportunity to the Master Fund or such Other Blackstone Vehicles, as the case may be.

A portion of each investment may be allocated to Blackstone and its affiliates. Certain Other Blackstone Vehicles and other affiliated entities may participate in such investment opportunities through Blackstone’s side-by-side co-investment rights (and may be allocated a substantial portion of Blackstone’s side-by-side co-investment rights (and in some cases, a majority)).

Investments in Which Other Blackstone Vehicles Have a Different Principal Investment. The Master Fund also co-invests with Other Blackstone Vehicles in investments that are suitable for the Master Fund and such Other Blackstone Vehicles. When structuring any co-investment by the Master Fund with Other Blackstone Vehicles, the Investment Manager and its affiliates will only negotiate price-related terms in accordance with Section 17 of the 1940 Act and related guidance and interpretations issued by the Securities and Exchange Commission (“SEC”), except as described below.

The Fund and the Master Fund have received an exemptive order from the SEC that permits them, among other things, to co-invest with certain other persons, including certain affiliates of the Investment Manager and certain funds managed and controlled by the Investment Manager and its affiliates, subject to certain terms and conditions. Such order may restrict the Master Fund’s ability to enter into follow-on investments or other transactions. Pursuant to such order, the Master Fund may co-invest in a negotiated deal with certain affiliates of the Investment Manager or certain funds managed and controlled by the Investment Manager and its affiliates, subject to certain terms and conditions. The Master Fund may also receive an allocation in such a deal alongside affiliates pursuant to other mechanisms to the extent permitted by the 1940 Act.

The Master Fund and/or the Other Blackstone Vehicles may make and/or hold investments at different levels of an issuer’s capital structure, including the Master Fund making one or more investments directly or indirectly relating to portfolio entities of Other Blackstone Vehicles and vice versa. Other Blackstone Vehicles may also participate in a separate tranche of a debt instrument or financing with respect to an issuer/borrower in which the Master Fund has an interest or otherwise in different classes of such issuer’s securities and vice versa. Such investments inherently give rise to potential or actual conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

In addition, in connection with any such investments in which the Master Fund participates alongside any such Other Blackstone Vehicles, the Investment Manager will likely grant absolutely to, and/or share with, such Other Blackstone Vehicles certain rights relating to such investments for legal, tax, regulatory or other reasons, including certain control- and/or foreclosure-related rights with respect to such investments and/or otherwise agree to implement certain procedures to mitigate conflicts of interest which typically involve maintaining a non-controlling interest in any such investment and a forbearance of rights, including certain non-economic rights, relating to the Master Fund (including following the vote of other third party lenders generally (or otherwise recusing itself with respect to decisions, including with respect to defaults, foreclosures, workouts, restructurings and/or exit opportunities)), subject to certain limitations. While it is expected that the participation of the Master Fund in connection with any such investments and transactions are expected to be negotiated by third parties on market prices, such investments and transactions will give rise to potential or actual conflicts of interest. There can be no assurance that any conflict will be resolved in favor of the Master Fund. To the extent the Master Fund holds an interest in a loan or security that is different (including with respect to their relative seniority) than those held by such Other Blackstone Vehicles (and vice versa), the Master Fund will generally have limited or no rights to participate in the decision-making with respect to the rights and actions available to the holders of the same or similar class of loan or security held by the Master Fund. In addition, the Master Fund may from time to time invest in debt securities and other obligations relating to portfolio entities of Other Blackstone Vehicles.

In certain circumstances, the Master Fund may be required to commit funds necessary for an investment prior to the time that all anticipated debt (senior and/or mezzanine) financing has been secured. In such circumstance, to the extent permitted by the 1940 Act and the Fund’s co-investment exemptive relief, Other Blackstone Vehicles and/or Blackstone itself (using, in whole or in part, its own balance sheet capital), may provide bridge or other short-term financing and/or commitments, which at the time of establishment are intended to be replaced and/or syndicated with longer-term financing. Such bridge financing and/or commitment would be sold down ahead of the Master Fund’s investment. In any such circumstance, to the extent permitted by the 1940 Act and the Fund’s co-investment exemptive relief, the Other Blackstone Vehicles and/or Blackstone itself may receive compensation for providing such financing and/or commitment (including origination, ticking or commitment fees), which fees will not be shared with and/or otherwise result in an offset of management fees. The conflicts applicable to Other Blackstone Vehicles who invest in different securities of the Master Fund’s portfolio entities will apply equally to Blackstone itself in such situations.

In that regard, to the extent the Master Fund makes or has an investment in, or, through the purchase of debt obligations becomes a lender to, a company in which an Other Blackstone Vehicle has a debt or equity investment, or if an Other Blackstone Vehicle participates in a separate tranche of a financing with respect to a portfolio entity, Blackstone will generally have conflicting loyalties between its duties to the Master Fund and to such Other Blackstone Vehicles. In that regard, actions may be taken for the Other Blackstone Vehicles that are adverse to the Master Fund (and vice versa). Moreover, the Master Fund will generally “follow the vote” of other similarly situated third party creditors (if any) in voting and governance matters where conflicts of interest exist and will have a limited ability to separately protect its investment and will be dependent upon such third parties’ actions. In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that the return on the Master Fund’s investment will be equivalent to or better than the returns obtained by Other Blackstone Vehicles participating in the transaction. In addition, it is anticipated that in a bankruptcy proceeding the Master Fund’s interest will likely be subordinated or otherwise adversely affected by virtue of such Other Blackstone Vehicles’ involvement and actions relating to its investment. For example, there may be more senior debt instruments issued by an entity in which the Master Fund holds or makes an investment and in such circumstances the holders of more senior classes of debt issued by such entity (which may include Other Blackstone Vehicles) may take actions for their benefit (particularly in circumstances where such entity faces financial difficulties or distress) that further subordinate or adversely impact the value of the Master Fund’s investment in such entity.

In connection with negotiating loans and bank financings in respect of Blackstone-sponsored real estate-related transactions, Blackstone will generally obtain the right to participate on its own behalf (or on behalf of the BREDS Vehicles and/or vehicles that it manages) in a portion of the financings with respect to such Blackstone sponsored real estate-related transactions upon a set of terms already negotiated by and agreed with third parties. Blackstone does not believe that this arrangement has an effect on the overall terms and conditions negotiated with the arrangers of such loans other than as described in the preceding sentence. Because of the affiliation with Blackstone, the Investment Manager may have a greater incentive to invest in Blackstone-sponsored financings (as compared to real estate-related financings sponsored by other real estate firms or financial sponsors) to the extent permitted by Section 17 of the 1940 Act. Except to the extent of fees paid to the Investment Manager specifically relating to the Master Fund’s commitment or investment of capital, the shareholders will in no way receive any benefit from fees paid to any affiliate of the Investment Manager from an issuer in which any Other Blackstone Vehicle also has an interest (including, for greater certainty, any fees as a result of the provision of service by such affiliates).

In addition, the 1940 Act limits the Master Fund’s ability to enter into certain transactions with certain of Other Blackstone Vehicles. As a result of these restrictions, the Master Fund may be prohibited from buying or selling any security directly from or to any issuer of a vehicle managed by Blackstone. However, the Master Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Investment Manager between its interests in the Master Fund and the issuer, in that the ability of the Investment Manager to recommend actions in the best interest of the Master Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Master Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Master Fund (i.e., an investment that would otherwise be shared by the Master Fund and Other Blackstone Vehicles may not be allocated to the Master Fund). The Fund and the Master Fund have received an exemptive order from the SEC that permits co-investment pursuant to certain conditions, but investment opportunities that would otherwise be available to the Master Fund may not be available if the conditions of the order cannot be met.

Other Real Estate Vehicles. Blackstone reserves the right to raise, manage and/or acquire Other Real Estate Vehicles, including separate accounts, dedicated managed accounts, successor funds to the BPP Vehicles, the BREP Vehicles, the BREDS Vehicles, real estate investment trusts, investment funds formed to invest in specific geographical areas or in a specific type of investments (e.g., senior loan origination, CMBS or liquid real estate debt) and one or more managed accounts (or other similar arrangements structured through an entity) for the benefit of certain investors (or related group of investors) which, in each case, may employ investment strategies that are the same as or that overlap with those of the Master fund. The closing of an Other Real Estate Vehicle could result in the reallocation of Blackstone personnel, including reallocation of existing real estate professionals, to such Other Real Estate Vehicle. In addition, potential investments that may be suitable for the Master Fund may be directed toward such Other Real Estate Vehicle (in whole or in part) and such Other Real Estate Vehicles may receive priority allocations of investment opportunities falling within their primary investment focus. To the extent any such Other Real Estate Vehicles are closed or acquired after the date hereof, such Other Real Estate Vehicles will be considered Other Blackstone Vehicles for purposes of the allocations of investments among the Master Fund and any Other Blackstone Vehicles and, as a result, investors expressly acknowledge that the foregoing may give rise to conflicts of interest in connection with the allocation of investment opportunities and/or result in investment opportunities that are otherwise appropriate for the Master Fund being allocated, in whole or in part, to the Other Real Estate Vehicles. There is no assurance, however, that any such conflicts arising out of the foregoing will be resolved in favor of the Master Fund.

In connection with the foregoing, Blackstone expects to raise and manage additional real estate investment funds or vehicles and one or more managed accounts for the benefit of one or more specific investors (or related group of investors) with investment strategies that are the same as or that overlap with those of the Master Fund (including investment funds formed to invest in specific geographical areas or in a specific type of investment or investments (e.g., senior loan origination or “mezzanine” debt)), and that may invest alongside the Master Fund in some or all investments. Blackstone may form one or more such managed accounts or Other Blackstone Vehicles after the date hereof and will determine from time to time the allocation of investment opportunities between the Master Fund and such vehicles as described above. For example, such vehicles may receive priority allocations of investment opportunities falling within their primary investment focus and/or the Investment Manager may allocate investment opportunities (in whole or in part) to such other vehicles in lieu of the Master Fund, including in connection with launching and “ramping up” such vehicles, or otherwise, subject to the determination by the Investment Manager that such allocations are “fair and reasonable” and otherwise consistent with the Investment Manager’s allocation policies and procedures, as more fully described above.

Conflicting Fiduciary Duties to Other Blackstone Vehicles. Blackstone will likely structure certain investments as a result of which one or more Other Blackstone Vehicles or investors therein (including the BREDS Vehicles and/or related vehicles) are offered the opportunity to participate in a separate debt tranche of an investment allocated to the Master Fund. In such circumstances, Blackstone owes a fiduciary duty to the Master Fund and such Other Blackstone Vehicles or investors therein (as described more fully above under “Investments in Which Other Blackstone Vehicles Have a Different Principal Investment”). If the Master Fund were to purchase high yield securities or other debt instruments relating to an issuer in which Blackstone held a “mezzanine” or equity interest, Blackstone would likely, in certain instances, face a conflict of interest in respect of the advice it gives to, or the decisions made with regard to, the BREDS Vehicles and the Master Fund (e.g., with respect to the terms of such securities or other debt instruments, the enforcement of covenants, the terms of recapitalizations and the resolution of workouts or bankruptcies). For example, in a bankruptcy proceeding, in circumstances where the Master Fund holds an equity investment in a portfolio entity, the holders of such portfolio entity’s debt instruments (which, to the extent permitted by the 1940 Act, may include one or more Other Blackstone Vehicles) may take actions for their benefit (particularly in circumstances where such portfolio entity faces financial difficulties or distress) that subordinate or adversely impact the value of the Master Fund’s investment in such portfolio entity.

Advisors and Operating Partners. Blackstone engages and retains strategic advisors, senior advisors, consultants, operating partners and other similar professionals who are not employees or affiliates of Blackstone and who, from time to time, may receive payments from, or allocations with respect to, issuers (as well as from Blackstone or the Master Fund). In such circumstances, such payments from, or allocations with respect to, issuers and/or the Master Fund will be treated as Master Fund expenses. These strategic advisors, senior advisors, consultants, operating partners and/or other professionals often have the right or may be offered the ability to co-invest alongside the Master Fund, including in those investments in which they are involved, or otherwise participate in equity plans for management of any such issuer or invest directly in the Master Fund subject to reduced or waived management fees and/or carried interest, and such participation generally will not be considered as part of Blackstone’s side-by-side co-investment rights. Such side-by-side investments do not bear fees and generally result in the Master Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side rights. In particular, Other Blackstone Vehicles may participate in investments alongside the Master Fund pursuant to Blackstone’s side-by-side investment rights. In both such cases, Blackstone would be eligible to receive fees and carried interest (as determined in Blackstone’s sole discretion). Additionally, and notwithstanding the foregoing, these strategic advisors, senior advisors, consultants, operating partners and/or other professionals may be , as well as former Blackstone employees and professionals (and their relatives and related endowment funds) (or have the preferred right to be) investors in Blackstone portfolio entities and/or Other Blackstone Vehicles, and may be permitted to participate in Blackstone’s side-by-side co-investment rights (and may be allocated a substantial portion of Blackstone’s side-by-side co-investment rights (and in some cases, a majority)). The nature of the relationship with each of the strategic advisors, senior advisors, consultants, operating partners and/or other professionals and the amount of time devoted or required to be devoted by them varies considerably. In some cases, they provide the Investment Manager with industry-specific insights and feedback on investment themes, assist in transaction due diligence, make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles and serve as executives or directors on the boards of issuers or contribute to the origination of new investment opportunities. In certain instances Blackstone has formal arrangements with these strategic advisors, senior advisors, consultants, operating partners and/or other professionals (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They may be either compensated (including pursuant to retainers and expense reimbursement) from Blackstone, the Master Fund and/or issuers or otherwise uncompensated unless and until an engagement with an issuer develops. In certain cases, they have certain attributes of Blackstone “employees” (e.g., they can be expected to have dedicated offices at Blackstone, receive administrative support from Blackstone personnel, participate in general meetings and events for Blackstone personnel or work on Blackstone matters as their primary or sole business activity, have Blackstone-related e-mail addresses or business cards and participate in certain benefit arrangements typically reserved for Blackstone employees) even though they are not considered Blackstone employees, affiliates or personnel for purposes of the investment management agreement between the Investment Manager and each of the Fund and the Master Fund and related Management Fee offset provisions. There can be no assurance that any of the strategic advisors, senior advisors, consultants, operating partners and/or other professionals will continue to serve in such roles and/or continue their arrangements with Blackstone, the Master Fund and/or any issuers. Additionally, consultants could provide services on behalf of both the Fund’s and Other Blackstone Accounts, and any work performed by consultants retained on the Fund’s behalf could benefit such Other Blackstone Accounts (and alternatively, work performed by consultants on behalf of Other Blackstone Accounts could benefit the Fund), and the Investment Manager shall have no obligation to allocate any portion of the costs to be borne by us in respect of such consultant to such Other Blackstone Accounts.

Relationships with Borrowers and/or Issuers. Borrowers, lenders, sellers, issuers and/or other similar parties (“Counterparties”) are or will be counterparties or participants in agreements, transactions or other arrangements with portfolio entities of other investment funds managed by Blackstone or other Blackstone affiliates for the arranging, underwriting, syndication or refinancing of an investment or other services provided by such portfolio entities or other Blackstone affiliates (including without limitation, loan modification or restructuring services, loan servicing, administrative services, loan/asset management fees, fees for monitoring and oversight of loans, property, advisory services, property/asset management services, and title and other types of insurance and related services) that, although Blackstone determines to be consistent with the requirements of such funds’ governing agreements, would not have otherwise been entered into but for the affiliation with Blackstone, and which involve fees, commissions, servicing payments (including for management consulting and other similar operational and finance matters) and/or discounts to the Investment Manager and/or any Blackstone-affiliated entities or persons (including personnel) or a portfolio company/entity, which will not reduce the Management Fee. In connection with such relationships, Blackstone may also make referrals and/or introductions to certain Counterparties (which may result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone that are tied or related to participation by such Counterparties). The Master Fund will not share in any fees or economics accruing to Blackstone as a result of these relationships and/or participation by such Counterparties.

In addition, it is possible that certain portfolio entities of the Other Blackstone Vehicles or companies in which the Other Blackstone Vehicles have an interest will compete with the Master Fund for one or more investment opportunities and/or engage in activities that may have adverse consequences on the Master Fund and/or its portfolio entities. In addition, subject to the requirements of the 1940 Act, there will be circumstances where investments that are consistent with the Master Fund’s investment objectives will be required or permitted to be made by (to the potential exclusion of the Master Fund) or shared with one or more Other Blackstone Vehicles, including but not limited to funds and vehicles described above and/or that have investment objectives similar to and/or overlapping with the Master Fund’s. It is also possible that certain of the mortgage loans that comprise an MBS that is owned by the Master Fund will be issued by, or be collateralized by properties owned by, portfolio entities of the Other Blackstone Vehicles or companies in which the Other Blackstone Vehicles have an interest, including BREP and BPP.

With respect to transactions or agreements with issuers, if unrelated officers of a issuers have not yet been appointed, Blackstone may be negotiating and executing agreements between Blackstone and/or the Master Fund on the one hand, and the issuers in which they invest or their affiliates, on the other hand, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures Blackstone may use to mitigate such conflicts is involving outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms.

Transactions with Clients of Blackstone Insurance Solutions. Blackstone Insurance Solutions (“BIS”) is a business unit of Blackstone that is comprised of two affiliated registered investment advisers. BIS provides investment advisory services to insurers (including insurance companies that are owned, directly or indirectly, by Blackstone or Other Blackstone Vehicles, in whole or in part, such as Fidelity & Guaranty Life Insurance Company (a portfolio entity of certain Other Blackstone Vehicles)). Actual or potential conflicts of interest will likely arise in relation to the funds, vehicles or accounts BIS advises or sub-advises, including accounts where an insurer participates in investments directly and there is no separate vehicle controlled by Blackstone (collectively, “BIS Clients”). BIS Clients have invested and are expected to continue investing in Other Blackstone Vehicles. BIS Clients may have investment objectives that overlap with those of the Master Fund or its portfolio entities (and for regulatory reasons certain BIS Clients are required to own whole loans when making debt investments), and such BIS Clients may invest alongside (or in lieu of) the Master Fund or such portfolio entities in certain investments, which will reduce the investment opportunities otherwise available to the Master Fund or such portfolio entities. BIS Clients will also participate in transactions related to the Master Fund and/or its portfolio entities (e.g., as originators, co-originators, counterparties or otherwise). Other transactions in which BIS Clients will participate include, without limitation, investments in debt or other securities issued by portfolio entities or other forms of financing to portfolio entities (including special purpose vehicles established by the Master Fund or such portfolio entities) (see “—Conflicting Fiduciary Duties to Other Blackstone Vehicles” herein). When investing alongside the Master Fund or its portfolio entities or in other transactions related to the Master Fund or its portfolio entities, BIS Clients may not invest or divest at the same time or on the same terms as the Master Fund or the applicable portfolio entities to the extent permitted by Section 17 of the 1940 Act and related guidance and interpretations issued by the SEC. BIS Clients will also from time to time acquire investments and portfolio entities directly or indirectly from the Master Fund to the extent permitted by Section 17 of the 1940 Act and related guidance and interpretations issued by the SEC. In order to seek to mitigate any potential conflicts of interest with respect to such transactions (or other transactions involving BIS Clients), Blackstone may, in its discretion, involve independent members of the board of a portfolio entity or a third-party stakeholder in the transaction to negotiate price and terms on behalf of the BIS Clients or otherwise cause the BIS Clients to “follow the vote” thereof, and/or cause an independent client representative or other third-party to approve the investment or otherwise represent the interests of one or more of the parties to the transaction. In addition, Blackstone or the Investment Manager may limit the percentage interest of the BIS Clients participating in such transaction, or obtain appropriate price quotes or other benchmarks, or, alternatively, a third-party price opinion or other document to support the reasonableness of the price and terms of the transaction. BIS will also from time to time require the applicable BIS Clients participating in a transaction to consent thereto. There can be no assurance that any such measures or other measures that may be implemented by Blackstone will be effective at mitigating any actual or potential conflicts of interest. Moreover, under certain circumstances (e.g. where a BIS Client participates in a transaction directly (and not through a vehicle controlled by Blackstone) and independently consents to participating in a transaction), a BIS Client (or any other Blackstone client participating via a similar arrangement) may not be an “affiliate” under Section 2(a)(3) of the 1940 Act, in which case certain limitations or obligations on affiliate transaction under Section 17 of the 1940 Act and the rules thereunder may not apply.

We have acquired and may in the future acquire MBS affiliated with Blackstone. We have acquired and may in the future acquire MBS whereby mortgages underlying the MBS were issued by, properties underlying the mortgages in the MBS are owned by, and/or the MBS is serviced by a Blackstone affiliate. While we will be acquiring such MBS from third parties and will forgo all non-economic rights (including voting rights) in such MBS as long as the affiliation persists, which should mostly mitigate any conflicts of interest, there is no assurance that such procedures will adequately address all of the conflicts of interest that may arise or will address such conflicts in a manner that results in the allocation of a particular investment opportunity to us or is otherwise favorable to us. Since certain of our executives are also executives of Blackstone, the same personnel may determine the price and terms for the investments for both us and these entities and there can be no assurance that any procedural protections, such as obtaining market prices or other reliable indicators of fair value, will prevent the consideration we pay for these investments from exceeding their fair value or ensure that we receive terms for a particular investment opportunity that are as favorable as those available from an independent third party.

Activities of Principals and Employees. Certain Blackstone personnel will, in certain circumstances, be subject to a variety of conflicts of interest relating to their responsibilities to the Master Fund, Other Blackstone Vehicles and portfolio entities, and their outside personal or business activities, including as members of investment or advisory committees or boards of directors of or advisors to investment funds, corporations, foundations or other organizations. Such positions create a conflict if such other entities have interests that are adverse to those of the Master Fund, including if such other entities compete with the Master Fund for investment opportunities or other resources. The Blackstone personnel in question may have a greater financial interest in the performance of the other entities than the performance of the Master Fund. This involvement may create conflicts of interest in making investments on behalf of the Master Fund and such other funds, accounts and other entities. Although the Investment Manager will generally seek to minimize the impact of any such conflicts, there can be no assurance they will be resolved favorably for the Master Fund. Also, Blackstone personnel are generally permitted to invest in alternative investment funds, private equity funds, real estate funds, hedge funds and other investment vehicles, as well as engage in other personal trading activities relating to companies, assets, securities or instruments (subject to Blackstone’s Code of Ethics requirements),some of which will involve conflicts of interests. Such personal securities transactions will, in certain circumstances, relate to securities or instruments, which can be expected to also be held or acquired by the Master Fund or Other Blackstone Accounts, or otherwise relate to companies or issuers in which the Master Fund has or acquires a different principal investment (including, for example, with respect to seniority). There can be no assurance that conflicts of interest arising out of such activities will be resolved in the Master Fund’s favor. Investors will not receive any benefit from any such investments, and the financial incentives of Blackstone personnel in such other investments could be greater than their financial incentives in relation to the Master Fund.

Service Providers and Counterparties. Certain third-party advisors and other service providers and vendors to the Master Fund (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, title agents, property managers and investment or commercial banking firms) are owned by Blackstone or Other Blackstone Vehicles or provide goods or services to, or have other business, personal, financial or other relationships with, Blackstone, the Other Blackstone Vehicles and their portfolio entities, the Distributor, the Investment Manager and affiliates and personnel of the foregoing. Also, advisors, lenders, investors, commercial counterparties, vendors and service providers (including any of their affiliates or personnel) to the Master Fund could have other commercial or personal relationships with Blackstone, Other Blackstone Vehicles (including co-investment vehicles) and their respective affiliates, personnel or family members of personnel of the foregoing. Although Blackstone selects service providers and vendors it believes are most appropriate in the circumstances based on its knowledge of such service providers and vendors (which knowledge is generally greater in the case of service providers and vendors that have other relationships to Blackstone), the relationship of service providers and vendors to Blackstone as described above may influence Blackstone in deciding whether to select, recommend or form such an advisor or service provider to perform services for the Master Fund, the cost of which will generally be borne directly or indirectly by the Master Fund, as permitted by applicable law, and may incentivize Blackstone to engage such service provider over a third party, utilize the services of such service providers and vendors more frequently than would be the case absent the conflict, or to pay such service providers and vendors higher fees or commissions than would be the case absent the conflict. The incentive could be created by current income and/or the generation of enterprise value in a service provider or vendor; Blackstone can be expected to also have an incentive to invest in or create service providers and vendors to realize on these opportunities. Fees paid to or value created in these service providers and vendors do not offset or reduce the Investment Manager’s management fee and are not otherwise shared with the Master Fund. In the case of brokers of securities, the Investment Manager has a best execution policy that it updates from time to time to comply with regulatory requirements in applicable jurisdictions.

Additionally, certain personnel and other professionals of Blackstone have family members or relatives that are actively involved in industries and sectors in which the Master Fund invests or has business, personal, financial or other relationships with companies in such industries and sectors (including the advisors and service providers described above) or other industries, which gives rise to potential or actual conflicts of interest. For example, such family members or relatives might be officers, directors, personnel or owners of companies or assets which are actual or potential investments of the Master Fund or its other counterparties and portfolio properties. Moreover, in certain instances, the Master Fund can be expected to purchase or sell companies or assets from or to, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. In most such circumstances, the Master Fund will not be precluded from undertaking any of these investment activities or transactions. To the extent Blackstone determines appropriate, conflict mitigation strategies may be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Investment Manager. Because Blackstone has many different businesses, including the Blackstone Capital Markets Group, which, to the extent permitted by the 1940 Act, Blackstone investment teams and portfolio entities may engage to provide underwriting and capital market advisory services, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and subject to more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business.

Such Blackstone-affiliated service providers, which are generally expected to receive competitive market rate fees (as determined by the Investment Manager) with respect to certain investments, include, without limitation:

Aquicore. Aquicore is a cloud-based platform that tracks, analyzes and predicts key metrics in real estate focused on the reduction of energy consumption. Blackstone holds a minority investment in Aquicore.

BPM. Blackstone Property Management is a Blackstone affiliate that provides property management, leasing oversight, corporate services (including accounting and reporting), development and construction management, and transaction support services to certain of the Master Fund’s investment properties primarily located in the UK and continental Europe.

LNLS. Blackstone wholly owns a leading national title agency, Lexington National Land Services (“LNLS”). LNLS acts as an agent for one or more underwriters in issuing title policies and/or providing support services in connection with investments by the Master Fund, Other Blackstone Vehicles and third parties. LNLS earns fees, which would have otherwise been paid to third parties, by providing (i) title agency services and facilitating the placement of title insurance with underwriters and (ii) support services to the underwriters but not negotiating the rate or issuing the title policy to the insured. LNLS will benchmark such fees to the extent market data is available except where LNLS is part of a syndicate of title insurance companies where the rate is negotiated by other insurers or their agents.

CTIMCO. In December 2012, Blackstone acquired CTIMCO, which is currently operated as part of BREDS. CTIMCO operates a loan servicing and special servicing business and provide such services from time to time, to certain BREDS Vehicles and Other Blackstone Vehicles, for which it would receive fees with respect to such investment vehicles’ investments. These fees do not offset management fees payable by such investment vehicles’ investors.

Optiv. Optiv Security, Inc. is a portfolio company held by certain Blackstone private equity funds that provides a full slate of information security services and solutions and may provide goods and services for the Master Fund and its portfolio entities.

PSAV. PSAV, Inc. is a portfolio company held by certain Blackstone private equity funds that provides outsourced audiovisual services and event production and may provide goods and services for the Master Fund and its portfolio entities.

Data Management Services. Blackstone or an affiliate of Blackstone formed in the future may provide data management services to portfolio entities and may also provide such services directly to the Master Fund and Other Blackstone Vehicles (collectively, “Data Holders”). Such services may include assistance with obtaining, analyzing, curating, processing, packaging, organizing, mapping, holding, transforming, enhancing, marketing and selling such data (among other related data management and consulting services) for monetization through licensing or sale arrangements with third parties and, subject to applicable law, with the Master Fund, Other Blackstone Vehicles, portfolio entities and other Blackstone affiliates and associated entities (including funds in which Blackstone and Other Blackstone Vehicles make investments, and portfolio entities thereof). If Blackstone enters into data services arrangements with portfolio entities and receives compensation from such portfolio entities for such data services, the Master Fund will indirectly bear its share of such compensation based on its pro rata ownership of such portfolio entities. Where Blackstone believes appropriate, data from one Data Holder may be pooled with data from other Data Holders. Any revenues arising from such pooled data sets would be allocated between applicable Data Holders on a fair and reasonable basis as determined by the Investment Manager in its sole discretion, subject to applicable law, with the Investment Manager able to make corrective allocations should it determine subsequently that such corrections were necessary or advisable. Blackstone is expected to receive compensation for such data management services, which may include a percentage of the revenues generated through any licensing or sale arrangements with respect to the relevant data, and which compensation is also expected to include fees, royalties and cost and expense reimbursement (including start-up costs and allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses)). Additionally, Blackstone is also expected to determine to share the products from such Data Management Services within Blackstone or its affiliates (including Other Blackstone Vehicles or their portfolio entities) at no charge and, in such cases, the Data Holders may not receive any financial or other benefit from having provided such data to Blackstone. The potential receipt of such compensation by Blackstone may create incentives for Blackstone to cause the Master Fund to invest in portfolio entities with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.

Refinitiv. Since inception the Master Fund had used various pricing services, including Thompson Reuters. On October 1, 2018, a consortium led by Blackstone announced that private equity funds managed by Blackstone had completed an acquisition of Thomson Reuters’ Financial & Risk business (“Refinitiv”). Refinitiv operates a pricing service that provides valuation services to the registered fund industry, including the Master Fund. The pricing information provided by Refinitiv to the Master Fund is the same as the pricing information provided by Refinitiv to all other customers.

Transactions relating to the Master Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Investment Manager believes to be of benefit to the Master Fund. Advisors and other service providers or their affiliates often charge different rates or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Master Fund and/or portfolio entities are different from those used by Blackstone and its affiliates (including personnel), the Investment Manager or its affiliates (including personnel) can be expected to pay different amounts or rates than those paid by the Master Fund and/or portfolio entities. Similarly, Blackstone, its affiliates, the Master Fund, the Other Blackstone Vehicles and/or their portfolio companies can be expected to enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with Blackstone) from time to time whereby such counterparty will, in certain circumstances, charge lower rates (or no fee) and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including without limitation, volume of transactions entered into with such counterparty by Blackstone, its affiliates, the Master Fund, the Other Blackstone Vehicles and their portfolio companies in the aggregate. However, the Investment Manager and its affiliates have a practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to the Master Fund, Other Blackstone Vehicles and/or portfolio entities for the same services.

Blackstone will from time to time hold equity or other investments in companies or businesses (even if they are not affiliates of Blackstone) that provide services to or otherwise contract with the Master Fund. Blackstone has in the past entered (and can be expected in the future to enter) into relationships with companies in the information technology and other industries whereby Blackstone acquires an equity or similar interest in such company. In connection with such relationships, Blackstone may also make referrals and/or introductions to the Master Fund (which may result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone that are tied or related to participation by the Master Fund and Other Blackstone Vehicles). In the alternative, Blackstone may form a joint venture (or other business relationship) with such a portfolio entity to implement such arrangements, pursuant to which the joint venture or business provides services (including, without limitation, corporate support services, loan management services, management services, operational services, risk management services, data management services, consulting services, brokerage services, insurance procurement, placement, brokerage and consulting services, and other services) to such portfolio entities that are referred to the joint venture or business by Blackstone. Such joint venture or business could use data obtained from such portfolio entities. The Master Fund will not share in any fees or economics accruing to Blackstone as a result of these relationships and/or the Master Fund’s participation in these relationships.

Valuation Matters. The fair value of all investments or of property received in exchange for any investments will be determined in accordance the Master Fund’s valuation policies. It may be the case that the carrying value of an investment may not reflect the price at which the investment is ultimately sold in the market, and the difference between carrying value and the ultimate sales price could be material. The valuation methodologies used to value any investment may also involve assumptions and opinions about future events, which may or may not turn out to be correct. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond Blackstone’s control. There will be no retroactive adjustment in the valuation of any investment, the offering price at which shares were purchased by shareholders or repurchased by the Master Fund or the fees and/or performance-based compensation paid to the Investment Manager to the extent any valuation was properly made in accordance with the Master Fund’s valuation procedures but proves to not accurately reflect the realizable value of an asset in the Master Fund. The valuation of investments will affect the amount and timing of the Master Fund’s Incentive Fee and the amount of Management Fees payable to the Investment Manager. As a result, there may be circumstances where the Master Fund is incentivized to determine valuations that are higher than the actual fair value of investments. For further details on the Master Fund’s valuation policies, please see “Determination of Net Asset Value and Managed Assets” in the Fund’s prospectus.

Trading by Blackstone Personnel. The officers, directors, members, managers and employees of the Investment Manager can be expected to trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Blackstone policies, or otherwise determined from time to time by the Investment Manager.

Other Trading and Investing Activities. Certain Other Blackstone Vehicles can be expected to invest in securities of companies which are actual or potential companies in which the Master Fund has made or will make investments. The trading activities of those vehicles may differ from or be inconsistent with activities which are undertaken for the account of the Master Fund in such securities or related securities. In addition, the Master Fund may be precluded from pursuing an investment in an issuer as a result of such trading activities by Other Blackstone Vehicles.

Diverse Shareholder Group. Shareholders may have conflicting investment, tax and other interests with respect to their investments in the Fund and with respect to the interests of investors in other investment vehicles managed or advised by the Investment Manager or its affiliates that participate in the same investments as the Master Fund. The conflicting interests of individual shareholders with respect to other shareholders and relative to investors in other investment vehicles and investors relate to, among other things, the nature, structuring, financing, tax profile and timing of disposition of investments. The Investment Manager will, in certain circumstances, have conflicts in making these decisions, which can be expected to be more beneficial for one or more (but not all) shareholder than for other shareholders. In addition, the Master Fund can be expected to make investments that will, in certain circumstances, have a negative impact on related investments made by the shareholders in separate transactions. In selecting and structuring investments appropriate for the Master Fund, the Investment Manager considers the investment and tax objectives of the Fund and its shareholders (and those of investors in other investment vehicles managed or advised by the Investment Manager or its affiliates) that participate in the same investments as the Master Fund, not the investment, tax or other objectives of any shareholder individually. In addition, certain investors can be expected to also be limited partners in Other Blackstone Vehicles, including supplemental capital vehicles and co-investment vehicles that may invest alongside the Master Fund in one or more investments, which could create conflicts for the Investment Manager in the treatment of different investors.

Shareholders can be expected to also include affiliates of Blackstone, such as Other Blackstone Vehicles, affiliates of portfolio entities, charities, foundations or other entities or programs associated with Blackstone personnel and/or current or former Blackstone personnel, Blackstone’s senior advisors and operating partners, and any such affiliates, funds or persons can be expected to also invest in the Master Fund. Except as required by applicable law, all of these Blackstone-related shareholders will have equivalent rights to vote and withhold consents as nonrelated shareholders. Nonetheless, Blackstone may have the ability to influence, directly or indirectly, these Blackstone-related shareholders.

Additional Potential Conflicts. As a consequence of Blackstone’s status as a public company, the officers, directors, members, managers and employees and those of the Investment Manager can be expected to take into account certain considerations and other factors in connection with the management of the business and affairs of the Master Fund and its affiliates that would not necessarily be taken into account if Blackstone were not a public company.

(a)(3) Compensation of Portfolio Managers - as of December 31, 2020:

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Investment Manager or its affiliates and not by the Fund or the Master Fund. A portion of the discretionary bonus may be paid in shares of stock or stock options of Blackstone, the parent company of the Investment Manager, which stock options may be subject to certain vesting periods. The amount of the Portfolio Managers’ discretionary bonus, and the portion to be paid in shares or stock options of Blackstone, is determined by senior officers of the Investment Manager and/or Blackstone. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Investment Manager; the overall performance of Blackstone and its affiliates and subsidiaries; the profitability to the Investment Manager derived from the management of the Fund, the Master Fund and the other accounts managed by the Investment Manager; the absolute performance of the Fund, the Master Fund and such other accounts for the preceding year; contributions by the Portfolio Managers in assisting with managing the assets of the Investment Manager; and execution of managerial responsibilities, client interactions and support of colleagues. The bonus is not based on a precise formula, benchmark or other metric.

(a)(4) Securities Ownership of Portfolio Managers - as of December 31, 2020:

The table below shows the dollar range of the interests of the Fund and the Master Fund beneficially owned as of December 31, 2020 by each Portfolio Manager.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Jonathan Pollack	None
Michael Nash	None
Michael Wiebolt	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the 1940 Act are effective as of the date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone Real Estate Income Fund

By:	/s/ Jonathan Pollack
Jonathan Pollack (Principal Executive Officer)
Chief Executive Officer and President

Date: March 11, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Pollack
Jonathan Pollack (Principal Executive Officer)
Chief Executive Officer and President

Date: March 11, 2021

By:	/s/ Anthony F. Marone, Jr.
Anthony F. Marone, Jr. (Principal Financial Officer)
Chief Financial Officer and Treasurer

Date: March 11, 2021